UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21294

MUNDER SERIES TRUST

(Exact name of registrant as specified in charter)

480 PIERCE STREET

BIRMINGHAM, MICHIGAN 48009

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

STEPHEN SHENKENBERG 480 PIERCE STREET BIRMINGHAM, MICHIGAN 48009	JANE KANTER DECHERT LLP 1900 K STREET, N.W. WASHINGTON, D.C. 20006

Registrant’s telephone number, including area code: (248) 647-9200

Date of fiscal year end: June 30

Date of reporting period: June 30, 2013

Item 1: Reports to Shareholders.

ANNUAL REPORT

June 30, 2013

Munder Bond Fund

Class Y, A, B, C & K Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munder.com/ edelivery

The Munder Funds® Letter to Shareholders

DEAR SHAREHOLDERS:

As 2012 yielded to the new year, the situation was this: the recent Presidential election was over, the “fiscal cliff” was in the rearview mirror, Washington remained mired in gridlock, economic growth was positive but spotty, concerns over sovereign debt remained high, the yield on 10-year Treasury notes was historically low (and poised to go lower) and prognosticators were mixed on their 2013 views. In short, there were a lot of mixed messages in the markets. Therefore, the exceptionally strong domestic equity market rally that began in January and ran through mid-June presented a welcome, but at times confusing, surprise. In the U.S., appetite for risk was clearly increasing, as evidenced by robust U.S. equity returns. In particular, the demand for yield led investors to U.S. dividend paying stocks. Corporate earnings were solid if not spectacular, with the S&P 500® Index, a measure of the large-capitalization sector of the U.S. stock market, on track to deliver record profits. All global markets were buoyed by the continued policy of quantitative easing by the Federal Reserve. Sovereign debt drama receded, and by late spring, the floral scent of optimism blew through Wall Street. Then, investors were introduced to a new, and apparently terrifying, term –“tapering”. When the Chairman of the Board of Governors of the Federal Reserve System announced its decision to begin the long process of reducing the historic monetary stimulus, the markets reacted quickly and negatively. From Mr. Bernanke’s press conference on June 19 through June 30, 2013, the S&P 500® declined 2.70% and the yield on 10-year Treasury notes spiked by as much as 100 basis points. Headlines and pundits heralded the beginning of the end, despite the Fed’s comments that the process would be very long and would not begin anytime soon, and certainly not until economic improvement supported such a move. In any event, a perfectly lovely market rally hit a speed bump as the sun set on the second quarter.

Despite the roiling markets in the last two weeks of June, the strong markets preceding the Fed’s announcement provided a cushion to investors, as year-to-date and twelve-month returns ended June 30, 2013 were impressive. For the six months and twelve months ended June 30, the S&P 500® was up 13.82% and 20.60%, respectively. Mid-cap and small-cap stocks continued to outperform their larger-cap cousins. The Russell Midcap® Index, a measure of the mid-cap segment of the U.S. equity universe, was up 15.45% and 25.41% for the six and twelve months ended June 30, and the Russell 2000® Index, a measure of the small-cap segment of the U.S. equity universe, returned 15.86% and 24.21% for the six and twelve months ended June 30.

Following strong outperformance relative to domestic equities in the fourth quarter of 2012, international equities significantly underperformed their domestic rivals for the six months ended June 30, 2013. The MSCI EAFE Index (net dividends), a measure of developed equity markets excluding the U.S. and Canada, returned a relatively paltry 4.10% for the six-month period, bringing its twelve-month return to 18.62%, well below U.S. equities. Emerging markets were hit even harder, with the MSCI Emerging Markets Index falling deep into negative territory (-9.40%) for the six months ended June 30, resulting in a return of 3.23% for the twelve months ended June 30, 2013. With the continued globalization of business, we view this underperformance as an opportunity for investors to make certain they have a well diversified asset allocation to enhance risk adjusted returns.

A couple of unconnected drivers drove fixed income returns to negative territory. First, as investors’ appetite for risk increased, investors rotated out of less risky fixed income securities into equities, placing selling pressure on fixed income values. Then, as the fixed income safe haven was beginning to feel unloved by the investing public, the Fed introduced the blasted “tapering” concept, raising the specter of higher rates, which also worked to erode fixed income returns. To wit, the Barclays U.S. Aggregate Bond Index, a measure of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, returned -2.44% for the six months ended June 30, and -0.69% for the twelve months ended June 30, 2013.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, I encourage you to contact your financial advisor. You may also contact the Funds at 1-800-468-6337 or through our website at www.munder.com. My colleagues and I sincerely appreciate the confidence you have placed in the Munder Funds and we value the opportunity to help you meet your investment goals.

Very Truly Yours,

James FitzGerald

President and Principal Executive Officer, The Munder Funds

President, Munder Capital Management

ii	Performance History
iv	Management’s Discussion of Fund Performance
viii	Shareholder Fee Example

1	Portfolio of Investments
12	Statement of Assets and Liabilities
14	Statement of Operations
15	Statements of Changes in Net Assets
16	Statements of Changes in Net Assets — Capital Stock Activity
18	Statement of Cash Flows
20	Financial Highlights
25	Notes to Financial Statements
37	Report of Independent Registered Public Accounting Firm
38	Notes to Financial Statements — Unaudited

Risks:    Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates. A significant portion of the Fund is invested in mortgage-backed securities, which are subject to higher prepayment risk than corporate bonds and notes, particularly in periods of declining interest rates, and are subject to the risk that an unexpected rise in interest rates will extend the life of the security beyond the expected repayment time, typically reducing the security’s value. In addition, the Fund invests in to-be-announced (TBA) and dollar-roll transactions, which involve the risk that the security will decline in value between the purchase date and the delivery or issue date, the risk that the value of the security the Fund is required to buy will be less than an identical security, and the risk that the counterparty will fail to deliver. The Fund invests in credit default swaps, which involve the risk that small price movements can result in substantial gains or losses. The Fund also invests in dollar-denominated securities of foreign issuers, which involve additional risks due to foreign economic and political conditions, and differences in financial reporting standards.

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus and summary prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus and summary prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

Munder Funds distributed through Funds Distributor, LLC.

i

Performance History (Unaudited)

The line graph represents the performance of the Fund’s Class Y Shares. Due to differing sales charges and expenses, performance of classes not shown in the graph will differ. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

GROWTH OF AN ASSUMED $10,000 INVESTMENT SINCE INCEPTION(1)

THROUGH 6/30/13

Class (Inception Date)	With Load		Without Load	Barclays U.S. Aggregate Bond Index
CLASS Y (12/1/91)	N/A		$31,908	$36,904
CLASS A (12/9/92)	$27,975	(2)	$29,140	$33,503
CLASS B (3/13/96)	N/A		$22,286	$26,972
CLASS C (3/25/96)	N/A		$20,714	$26,907
CLASS K (11/23/92)	N/A		$29,190	$33,808

ii

AVERAGE ANNUAL TOTAL RETURNS (AS OF 6/30/13)

Class (Inception Date)	One Year w/load		One Year w/out load	Five Years w/load		Five Years w/out load	Ten Years w/load		Ten Years w/out load	Since Inception w/load		Since Inception w/out load
CLASS Y (12/1/91)	N/A		1.49%	N/A		5.54%	N/A		4.44%	N/A		5.52%
CLASS A (12/9/92)	(2.78)%	(2)	1.24%	4.44%	(2)	5.29%	3.75%	(2)	4.17%	5.13%	(2)	5.34%
CLASS B (3/13/96)	(4.43)%	(3)	0.48%	4.16%	(3)	4.50%	N/A		3.55%	N/A		4.74%
CLASS C (3/25/96)	(0.50)%	(3)	0.48%	N/A		4.49%	N/A		3.40%	N/A		4.31%
CLASS K (11/23/92)	N/A		1.24%	N/A		5.28%	N/A		4.18%	N/A		5.34%

(1)	Amounts represent the growth of a $10,000 investment since inception of the share class.
(2)	Reflects the deduction of the maximum sales charge of 4.00% for Class A Shares.
(3)	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, for Class Y, A, B, C and K Shares during the fiscal year ended 6/30/12 the gross expense ratios were 0.96%, 1.21%, 1.96%, 1.96% and 1.19%, respectively. As identified in the current Fund prospectus, for Class Y, A, B, C and K Shares the net expense ratios were 0.62%, 0.87%, 1.62%, 1.62% and 0.87%, respectively. Munder Capital Management has contractually agreed to limit certain expenses of the Fund through at least 10/31/13. Expense ratios for the fiscal year ended 6/30/13 are included in this Annual Report in the Financial Highlights. Munder Capital Management limited certain expenses of the Fund’s Class Y Shares during the 1991-1996 and 2008-2013 calendar years and the Fund’s Class A, B, C and K Shares during the 1992-1996 and 2008-2013 calendar years. Total returns and yields would have been lower if Munder Capital Management had not limited expenses during those periods.

iii

Management’s Discussion of Fund Performance (Unaudited)

INVESTMENT PROCESS HIGHLIGHTS

The Munder Bond Fund seeks to provide a high level of current income, with capital appreciation as a secondary consideration, through investments in a broad range of fixed income securities, also known as bonds. The Fund primarily invests in investment-grade U.S. government, corporate, asset-backed and mortgage-backed securities, which the Fund’s management team selects through a blend of both fundamental and quantitative analysis. The Fund can invest up to 20% in high yield securities.

The management team’s investment approach is designed to deliver superior risk-adjusted returns through an investment process focused on sector allocation, security selection, and yield curve/active interest rate positioning.

INVESTING ENVIRONMENT

With continued gradual economic recovery over the past year, investors were rewarded for being underweight U.S. Treasuries, and overweight credit and spread products. The Fund maintained a significant overweight in credit and spread product during the year ended June 30, 2013, which generated 60% of the Fund’s excess performance versus the Barclays U.S. Aggregate Bond Index for the year. The Fund’s performance was also enhanced by the management team’s security selection primarily in the industrial and asset-backed securities (ABS) sectors, which generated the other 40% of excess performance versus the Fund’s benchmark.

INVESTMENT ALLOCATION
Corporate Bonds and Notes	40.5%
Mortgage-Backed Securities	33.4%
Asset-Backed Securities	10.4%
Investment Companies	9.0%
U.S. Treasury Obligations	3.3%
Government Guaranteed Securities	1.7%
Other	1.7%

Total	100.0%

As a percentage of total investments as of 6/30/13.

PERFORMANCE DISCUSSION

During the twelve-month period ended June 30, 2013, the Fund returned 1.49%, outperforming the Barclays U.S. Aggregate Bond Index, which returned -0.69% over the same period.

While the Fund’s exposure to U.S. Treasury securities increased somewhat over the course of the year, the duration of those holdings declined as the management team shortened overall portfolio duration relative to the benchmark in the middle of the second quarter of 2013. As Treasury yields increased over the second half of the quarter, the yield curve, as measured by the spread between 2-year and 10-year maturities, increased by 52 basis points, closing the quarter at 213 basis points. The management team’s efforts are currently focused on positions in 5-year and shorter maturities given the volatility that investors are

iv

likely to face over the near term and the potential for the yield curve to steepen further from current levels.

The Fund’s holdings of corporate bonds increased modestly during the year, and the management team maintained its constructive view towards the sector. The impact of changes in fiscal policy (sequestration) and potential changes in monetary policy continued to evolve, resulting in additions during the year focused on more defensive holdings within the industrial sectors. The Fund’s exposure to the finance sectors was reduced somewhat. The trend toward broad credit quality improvement was not as strong as it had been in prior periods; however, aggregate financial metrics remain within expectations and the management team maintains its belief that an overweight allocation to this sector is warranted as the economy continues its recovery.

The Fund’s exposures to the securitized sectors, agency mortgage-backed securities (MBS), asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS), were generally unchanged or modestly lower during the year. Within ABS, the management team continued to see value in A- and Aa-rated tranches and remained focused on transactions backed by auto loans. Additionally, collateral performance remained strong and, as a result, the management team continued to see upgrades in some of the subordinate positions currently held by the Fund. The MBS sector had its worst twelve-month performance since the twelve-month period ended June 31, 2009. Within the sector, the Fund continued to maintain an underweight in low coupon Fannie Mae and Freddie Mac 30-year mortgages and all Ginnie Mae issued mortgages. The management team continued to believe that investors were not being compensated for the extension risk in the mortgage market at current valuations, and took these steps to help mitigate that risk. Within CMBS, the management team continued to favor recently issued transactions over seasoned deals due to improved underwriting standards and less cash flow uncertainty. Although fundamentals continue to improve, albeit at a slow, uneven pace, the unprecedented volume of upcoming maturities warrants a cautious approach within the CMBS sector.

As the Fed has emphasized that future changes in monetary policy, specifically the fate of QE3, is very much data dependent, the management team’s expectation is that investors will be hyper-sensitive to major economic releases over the coming weeks and months, which will inject a higher degree of volatility into the markets. With growth remaining below trend and inflation running well below the Fed’s policy threshold, the management team is not currently looking for significant increases in interest rates, yet remains keenly aware of how quickly this can change. The timing of changes in Fed policy (tapering of QE and rate hikes) is difficult to predict, but the management team knows that changes

v

will eventually happen. As such, the management team will remain vigilant regarding portfolio duration (interest rate risk) and is continually evaluating the Fund’s sector allocations in light of developing economic and market conditions.

The Fund’s performance contained in the Management’s Discussion of Fund Performance is based on Class Y Shares of the Fund. Performance of the other classes of shares will differ. Management’s Discussion of Fund Performance presents information about the Fund’s holdings that are believed to be accurate, and the views of the portfolio managers, as of June 30, 2013. The Fund’s holdings, the information about the Fund’s holdings and the views of the portfolio managers may change, and the Fund disclaims any obligation to advise shareholders of any such changes. Discussions regarding specific holdings are for illustration only and are not intended as recommendations to purchase or sell individual stocks. A complete list of Fund holdings as of June 30, 2013 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

The Barclays U.S. Aggregate Bond Index measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-throughs), asset-backed securities and commercial mortgage-backed securities. Index performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

vi

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vii

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2013 through June 30, 2013.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to

viii

an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Period* 1/1/13-6/30/13	Annualized Expense Ratio
Actual
Class Y	$1,000.00	$979.90	$2.95	0.60%
Class A	$1,000.00	$977.70	$4.17	0.85%
Class B	$1,000.00	$974.10	$7.83	1.60%
Class C	$1,000.00	$975.20	$7.84	1.60%
Class K	$1,000.00	$978.70	$4.17	0.85%
Hypothetical
Class Y	$1,000.00	$1,021.82	$3.01	0.60%
Class A	$1,000.00	$1,020.58	$4.26	0.85%
Class B	$1,000.00	$1,016.86	$8.00	1.60%
Class C	$1,000.00	$1,016.86	$8.00	1.60%
Class K	$1,000.00	$1,020.58	$4.26	0.85%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

ix

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x

Munder Bond Fund

Portfolio of Investments, June 30, 2013

Principal Amount		Value(a)

ASSET-BACKED SECURITIES — 13.2%
Auto Loans — 10.5%
	AmeriCredit Automobile Receivables Trust:
$1,100,000	Series 2011-4, Class D, 4.080% due 09/08/2017 (c)	$1,142,799
425,000	Series 2012-2, Class C, 2.640% due 10/10/2017	431,517
985,000	Capital Auto Receivables Asset Trust, Series 2013-1, Class A3, 0.790% due 06/20/2017 (c)	980,437
	CarMax Auto Owner Trust:
850,000	Series 2009-2, Class B, 4.650% due 08/17/2015 (c)	867,856
1,275,000	Series 2011-1, Class D, 3.620% due 08/15/2017 (c)	1,324,387
206,819	Chesapeake Funding LLC, Series 2009-2A, Class A, 144A, 1.943% due 09/15/2021 (c),(d),(f),(g),(h)	207,225
900,000	Ford Credit Auto Lease Trust, Series 2013-A, Class C, 1.280% due 06/15/2016	888,125
	Ford Credit Auto Owner Trust:
700,000	Series 2012-A, Class D, 2.940% due 07/15/2018 (c)	729,887
700,000	Series 2012-D, Class C, 1.230% due 08/15/2018 (c)	688,747
550,000	Ford Credit Floorplan Master Owner Trust A, Series 2011-2, Class D, 2.860% due 09/15/2015	552,919
	Huntington Auto Trust:
625,000	Series 2012-1, Class D, 2.850% due 12/17/2018	631,844
450,000	Series 2012-2, Class C, 1.370% due 05/15/2018	445,713
1,260,000	Santander Drive Auto Receivables Trust, Series 2011-1, Class D, 4.010% due 02/15/2017 (c)	1,304,292

		10,195,748

Home Equity Loans — 1.7%
339,197	Citigroup Mortgage Loan Trust Inc, Series 2006-WFH3, Class A3, 0.343% due 10/25/2036 (d)	335,510

See Notes to Financial Statements.

1

Munder Bond Fund

Portfolio of Investments, June 30, 2013 (continued)

Principal Amount		Value(a)

ASSET-BACKED SECURITIES (Continued)
Home Equity Loans (Continued)
$2,359	Contimortgage Home Equity Trust, Series 1997-2, Pass thru Certificate, Class A9, 7.090% due 04/15/2028	$2,356
	Countrywide Asset-Backed Certificates:
91,713	Series 2003-BC6, Class M5, 3.493% due 04/25/2033 (d)	17,696
372,525	Series 2007-BC2, Class 2A2, 0.373% due 06/25/2037 (d)	360,898
115,765	Park Place Securities Inc, Series 2005-WCH1, Class M2, 0.713% due 01/25/2036 (d)	113,522
484,660	Residential Asset Mortgage Products Inc, Series 2006-RZ4, Class A2, 0.373% due 10/25/2036 (d)	440,967
349,879	Residential Asset Securities Corporation, Series 2003-KS10, Class A14, 4.470% due 03/25/2032 (d)	360,132

		1,631,081

Student Loans — 1.0%
918,709	SLM Student Loan Trust, Series 2013-A, Class A1, 144A, 0.793% due 08/15/2022 (d),(f),(g),(h)	913,203

TOTAL ASSET-BACKED SECURITIES
(Cost $12,616,023)		12,740,032

CORPORATE BONDS AND NOTES — 51.1%
Bank — 6.8%
	Bank of America Corp:
1,075,000	MTN, 1.343% due 03/22/2018 (c),(d)	1,063,789
255,000	3.875% due 03/22/2017	267,070
844,000	Corp Andina de Fomento, SNAT, 4.375% due 06/15/2022 (c)	859,436
415,000	Huntington Bancshares Inc, 7.000% due 12/15/2020	495,157
670,000	KeyCorp, MTN, 5.100% due 03/24/2021 (c)	745,418
1,055,000	PNC Funding Corp, 5.625% due 02/01/2017 (c)	1,170,477
485,000	Royal Bank of Canada, MTN, 2.300% due 07/20/2016	499,086
1,545,000	Wachovia Corp, 0.543% due 06/15/2017 (c),(d)	1,518,713

		6,619,146

See Notes to Financial Statements.

2

Principal Amount		Value(a)

Financial — 18.4%
$640,000	Alleghany Corp, 4.950% due 06/27/2022 (c)	$676,184
1,360,000	Axis Specialty Finance LLC, 5.875% due 06/01/2020 (c)	1,508,417
1,105,000	Bear Stearns Cos LLC/The, 7.250% due 02/01/2018 (c)	1,315,769
200,000	Berkshire Hathaway Inc, 3.400% due 01/31/2022	200,614
710,000	Citigroup Inc, 3.953% due 06/15/2016 (c)	748,390
550,000	Ford Motor Credit Co LLC, 5.875% due 08/02/2021	599,637
	General Electric Capital Corp:
65,000	MTN, 4.650% due 10/17/2021	68,949
1,165,000	5.300% due 02/11/2021 (c)	1,277,971
230,000	MTN, Series A, 6.750% due 03/15/2032	275,776
	Goldman Sachs Group Inc/The:
555,000	2.375% due 01/22/2018	544,917
725,000	6.150% due 04/01/2018 (c)	816,959
	Health Care REIT Inc:
300,000	4.700% due 09/15/2017	325,991
755,000	5.250% due 01/15/2022 (c)	811,448
530,000	International Lease Finance Corp, 3.875% due 04/15/2018	498,200
1,250,000	Kilroy Realty LP, 4.800% due 07/15/2018 (c)	1,332,964
900,000	Liberty Property LP, 5.650% due 08/15/2014 (c)	944,566
425,000	Lincoln National Corp, (becomes variable April 2017), 6.050% due 04/20/2067	416,364
470,000	MetLife Inc, Series A, 6.817% due 08/15/2018 (c)	569,315
470,000	Morgan Stanley, 1.523% due 02/25/2016 (d)	468,675
1,350,000	National Rural Utilities Cooperative Finance Corp, 10.375% due 11/01/2018 (c)	1,870,386
870,000	Simon Property Group LP, 10.350% due 04/01/2019 (c)	1,204,891
750,000	StanCorp Financial Group Inc, (becomes variable June 2017), 6.900% due 06/01/2067 (c)	761,250

See Notes to Financial Statements.

3

Munder Bond Fund

Portfolio of Investments, June 30, 2013 (continued)

Principal Amount		Value(a)

CORPORATE BONDS AND NOTES (Continued)
Financial (Continued)
$410,000	Torchmark Corp, 9.250% due 06/15/2019	$532,741

		17,770,374

Gas Transmission — 0.3%
210,000	Williams Cos Inc/The, 8.750% due 03/15/2032	266,382

Industrial — 22.1%
	Agilent Technologies Inc:
385,000	3.875% due 07/15/2023	371,816
453,000	6.500% due 11/01/2017	522,591
791,000	Allegheny Technologies Inc, 5.950% due 01/15/2021 (c)	840,311
250,000	Amgen Inc, 6.900% due 06/01/2038	306,666
500,000	Amkor Technology Inc, 7.375% due 05/01/2018	520,000
215,000	Anheuser-Busch Cos LLC, 5.950% due 01/15/2033	252,537
545,000	Apple Inc, 2.400% due 05/03/2023 (c)	505,468
650,000	Arrow Electronics Inc, 3.000% due 03/01/2018	649,065
500,000	Ashland Inc, 144A, 4.750% due 08/15/2022 (f),(g),(h)	495,000
550,000	Ball Corp, 5.750% due 05/15/2021	578,875
224,000	Bristol-Myers Squibb Co, 6.125% due 05/01/2038	272,830
638,000	Cameron International Corp, 6.375% due 07/15/2018 (c)	748,217
1,000,000	Carpenter Technology Corp, 4.450% due 03/01/2023 (c)	974,775
525,000	Celgene Corp, 1.900% due 08/15/2017	521,231
515,000	CF Industries Inc, 6.875% due 05/01/2018	605,495
775,000	Comcast Corp, 6.400% due 05/15/2038 (c)	925,021
775,000	CRH America Inc, 6.000% due 09/30/2016 (c)	872,736

See Notes to Financial Statements.

4

Principal Amount		Value(a)

Industrial (Continued)
	Domtar Corp:
$475,000	4.400% due 04/01/2022	$460,598
360,000	6.250% due 09/01/2042	345,672
250,000	Equinix Inc, 5.375% due 04/01/2023	245,000
250,000	Gibraltar Industries Inc, 144A, 6.250% due 02/01/2021 (f),(g),(h)	258,750
250,000	Hawk Acquisition Sub Inc, 144A, 4.250% due 10/15/2020 (f),(g),(h)	239,063
250,000	Intelsat Luxembourg SA, 144A, 7.750% due 06/01/2021 (f),(g),(h)	252,500
897,000	KLA-Tencor Corp, 6.900% due 05/01/2018 (c)	1,044,208
410,000	Lorillard Tobacco Co, 8.125% due 06/23/2019	502,406
385,000	Methanex Corp, 5.250% due 03/01/2022	403,578
850,000	Newmont Mining Corp, 3.500% due 03/15/2022 (c)	727,375
775,000	News America Inc, 7.850% due 03/01/2039 (c)	995,987
275,000	O’Reilly Automotive Inc, 4.625% due 09/15/2021	287,781
605,000	QEP Resources Inc, 5.375% due 10/01/2022	598,950
535,000	Reliance Steel & Aluminum Co, 4.500% due 04/15/2023	507,381
250,000	Rosetta Resources Inc, 5.625% due 05/01/2021	244,062
845,000	Tupperware Brands Corp, 4.750% due 06/01/2021	857,024
385,000	Tyson Foods Inc, 6.600% due 04/01/2016	434,871
320,000	UnitedHealth Group Inc, 5.800% due 03/15/2036	359,302
685,000	Vale Overseas Ltd, 4.375% due 01/11/2022 (c)	650,637
575,000	Valero Energy Corp, 10.500% due 03/15/2039 (c)	862,623
515,000	Verisk Analytics Inc, 5.800% due 05/01/2021	568,434

See Notes to Financial Statements.

5

Munder Bond Fund

Portfolio of Investments, June 30, 2013 (continued)

Principal Amount		Value(a)

CORPORATE BONDS AND NOTES (Continued)
Industrial (Continued)
$250,000	Wal-Mart Stores Inc, 5.625% due 04/01/2040	$288,458
270,000	Yum! Brands Inc, 6.875% due 11/15/2037	322,888

		21,420,182

Telephone — 1.6%
275,000	AT&T Inc, 6.150% due 09/15/2034	303,149
100,000	CenturyLink Inc, Series V, 5.625% due 04/01/2020	101,000
550,000	Frontier Communications Corp, 8.500% due 04/15/2020	606,375
	MetroPCS Wireless Inc:
250,000	144A, 6.250% due 04/01/2021 (f),(g),(h)	254,375
250,000	144A, 6.625% due 04/01/2023 (f),(g),(h)	254,375

		1,519,274

Utilities – Gas — 0.8%
649,000	EQT Corp, 6.500% due 04/01/2018	736,040

Utility – Electric — 1.1%
205,000	Consolidated Edison Co of New York Inc, Series 07-A, 6.300% due 08/15/2037	251,095
250,000	Exelon Generation Co LLC, 6.250% due 10/01/2039	271,925
305,000	Georgia Power Co, 4.300% due 03/15/2043	279,308
320,000	Public Service Electric & Gas Co, MTN, 3.950% due 05/01/2042	297,230

		1,099,558

TOTAL CORPORATE BONDS AND NOTES
(Cost $48,241,599)		49,430,956

GOVERNMENT GUARANTEED SECURITIES — 2.2%
Collateralized Mortgage Obligations (CMO) – Non Agency — 1.2%
1,084,861	FDIC Structured Sale Guaranteed Notes, Series 2010-S1, Class 2A, 144A, 3.250% due 04/25/2038 (e),(f),(g),(i)	1,125,458

See Notes to Financial Statements.

6

Principal Amount		Value(a)

Commercial Mortgage-Backed Securities — 1.0%
$1,006,948	NCUA Guaranteed Notes Trust, Series 2011-R1, Class 1A, 0.643% due 01/08/2020 (d),(e)	$1,011,354

TOTAL GOVERNMENT GUARANTEED SECURITIES
(Cost $2,092,694)		2,136,812

MORTGAGE-BACKED SECURITIES — 42.2%
Collateralized Mortgage Obligations (CMO) – Agency — 0.1%
	Fannie Mae REMICS:
87,150	Series 1990-5, Class J, 8.200% due 01/25/2020	97,465
2,664	Series 2003-63, Class GU, 4.000% due 07/25/2033	2,687

		100,152

Collateralized Mortgage Obligations (CMO) – Non Agency — 2.5%
	Countrywide Alternative Loan Trust:
453,328	Series 2003-20CB, Class 1A2, 5.500% due 10/25/2033 (c)	465,163
353,155	Series 2005-3CB, Class 1A10, 5.250% due 03/25/2035	336,969
376,685	GSR Mortgage Loan Trust, Series 2004-15F, Class 2A1, 6.000% due 12/25/2034	400,247
228,632	MASTR Alternative Loans Trust, Series 2004-10, Class 3A1, 5.000% due 09/25/2019	232,644
264,564	Residential Funding Mortgage Securities I Inc, Series 2006-S1, Class 1A5, 5.250% due 01/25/2036	239,510
701,681	Terwin Mortgage Trust, Series 2007-2ALT, Class A1B, 144A, 0.313% due 04/25/2038 (c),(d),(f),(g),(h)	692,799

		2,367,332

Commercial Mortgage-Backed Securities — 9.0%
330,000	Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PW10, Class A4, 5.405% due 12/11/2040 (d)	353,501
	COMM Mortgage Trust:
450,000	Series 2007-C9, Class A2, 5.993% due 12/10/2049 (d)	510,218
330,000	Series 2012-LC4, Class B, 4.934% due 12/10/2044 (d)	341,653

See Notes to Financial Statements.

7

Munder Bond Fund

Portfolio of Investments, June 30, 2013 (continued)

Principal Amount		Value(a)

MORTGAGE-BACKED SECURITIES (Continued)
Commercial Mortgage-Backed Securities (Continued)
$320,000	Series 2013-LC6, Class B, 3.739% due 01/10/2046	$295,619
	GS Mortgage Securities Trust:
945,000	Series 2007-GG10, Class A4, 5.982% due 08/10/2045 (c),(d)	1,053,068
990,000	Series 2011-GC5, Class A2, 2.999% due 08/10/2044 (c)	1,031,121
455,000	JPMorgan Chase Commercial Mortgage Securities Corp, Series 2005-LDP3, Class A4A, 4.936% due 08/15/2042 (d)	483,157
510,000	LB-UBS Commercial Mortgage Trust, Series 2003-C5, Class F, 4.843% due 04/15/2037 (d)	510,442
570,000	ML-CFC Commercial Mortgage Trust, Series 2007-7, Class A4, 5.810% due 06/12/2050 (d)	636,904
	Morgan Stanley Capital I Trust:
675,000	Series 2011-C3, Class A2, 3.224% due 07/15/2049 (c)	707,550
560,000	Series 2012-C4, Class AS, 3.773% due 03/15/2045 (c)	552,317
	WF-RBS Commercial Mortgage Trust:
585,000	Series 2012-C10, Class B, 3.744% due 12/15/2045	547,380
1,245,000	Series 2012-C6, Class AS, 3.835% due 04/15/2045 (c)	1,232,252
500,000	Series 2012-C9, Class AS, 3.388% due 11/15/2045	472,032

		8,727,214

Mortgage Pass-Through Securities — 30.6%
	Fannie Mae (TBA):
2,140,000	3.000% due 11/01/2042 (j),(k)	2,085,162
9,900,000	4.000% due 11/01/2040 (j),(k)	10,266,996
3,750,000	4.500% due 07/01/2039 (j),(k)	3,955,078
4,100,000	5.000% due 02/01/2037 (j),(k)	4,407,821
	Fannie Mae Pool:
2,307,953	#190354, 5.500% due 12/01/2034 (c)	2,530,454
798,057	#995112, 5.500% due 07/01/2036 (c)	874,994

See Notes to Financial Statements.

8

Principal Amount		Value(a)

Mortgage Pass-Through Securities (Continued)
$43,895	#070225, 7.500% due 08/01/2018	$47,195
	Freddie Mac Gold Pool:
28,935	#C30261, 7.500% due 08/01/2029	33,181
24,302	#A01048, 8.500% due 02/01/2020	26,810
6,552	#A00813, 9.000% due 10/01/2020	6,678
39,291	#G00479, 9.000% due 04/01/2025	46,389
5,100,000	Ginnie Mae I (TBA), 4.000% due 09/01/2040 (j),(k)	5,339,859

		29,620,617

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $41,637,469)		40,815,315

MUNICIPAL BONDS AND NOTES — 2.1%
1,000,000	City of New York NY, GO, 5.676% due 10/01/2034 (c)	1,084,410
850,000	Commonwealth of Pennsylvania, GO, 5.350% due 05/01/2030 (c)	930,894

TOTAL MUNICIPAL BONDS AND NOTES
(Cost $1,807,179)		2,015,304

U.S. TREASURY OBLIGATIONS — 4.1%
U.S. Treasury Bill — 0.4%
342,000	0.076% due 07/05/2013 (b),(l),(m)	342,000

U.S. Treasury Bonds — 3.0%
1,679,000	3.125% due 11/15/2041	1,574,062
1,070,000	5.250% due 11/15/2028	1,360,238

		2,934,300

U.S. Treasury Note — 0.7%
729,000	1.000% due 05/31/2018	716,470

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $4,145,763)		3,992,770

See Notes to Financial Statements.

9

Munder Bond Fund

Portfolio of Investments, June 30, 2013 (continued)

Shares		Value(a)

INVESTMENT COMPANY — 11.3%
(Cost $10,935,145)
10,935,145	State Street Institutional U.S. Government Money Market Fund (b)	$10,935,145

TOTAL INVESTMENTS
(Cost $121,475,872)	126.2%	122,066,334
OTHER ASSETS AND LIABILITIES (Net)	(26.2)	(25,315,284)

NET ASSETS	100.0%	$96,751,050

(a)	Unless otherwise indicated, the values of the securities of the Fund were determined based on Level 2 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

(b)	Security value was determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).
(c)	Security, or a portion thereof, is pledged or designated on the Fund’s books as collateral for futures contracts, swap contracts and/or securities purchased on a when issued/delayed delivery basis.

(d)	Variable rate security. The interest rate shown reflects the rate in effect as of June 30, 2013.

(e)	Security valued at fair value as of June 30, 2013, in accordance with guidelines approved by the Board of Trustees (see Notes to Financial Statements, Note 2). At June 30, 2013, these securities represent $2,136,812, 2.2% of net assets.

(f)	Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933 (“Rule 144A Security”).

(g)	Security subject to restrictions on resale under federal securities laws. These types of securities may only be resold upon registration under the Securities Act of 1933 or in transactions exempt from registration, including, in the case of Rule 144A Security, sales to qualified institutional buyers. The Fund may invest in securities subject to restrictions on resale, subject to the limitations on investments in illiquid securities. The Fund does not have the right to demand that any of these securities be registered.

(h)	Security subject to restrictions on resale that has been deemed by the Advisor, Munder Capital Management, to be liquid.

(i)	Security considered illiquid. The Fund may not invest more that 15% of its net assets in illiquid securities. At June 30, 2013, this illiquid security represents $1,125,458, 1.2% of net assets.

Security	Acquisition Date	Cost
FDIC Structured Sale Guaranteed Notes, Series 2010-S1, Class 2A, 144A, 3.250% due 04/25/2038	03/05/2010	$1,080,632

(j)	Security purchased on a when-issued, to-be-announced or delayed delivery basis and may be settled after the customary settlement period (see Notes to Financial Statements, Note 2).

(k)	Security, or a portion thereof, subject to mortgage dollar roll transaction.

(l)	Rate represents annualized yield at date of purchase.

(m)	Zero-coupon bond.

See Notes to Financial Statements.

10

ABBREVIATIONS:
FDIC	—	Federal Deposit Insurance Corporation
GO	—	General Obligation Bonds
MTN	—	Medium Term Note
NCUA	—	National Credit Union Administration
REIT	—	Real Estate Investment Trust
REMIC	—	Real Estate Mortgage Investment Conduit
SNAT	—	Supra-National
TBA	—	To Be Announced

See Notes to Financial Statements.

11

Munder Bond Fund

Statement of Assets and Liabilities, June 30, 2013

ASSETS:
Investments, at value (see accompanying schedule)	$122,066,334
Interest receivable	778,799
Receivable from Advisor	28,980
Receivable for investment securities sold	551,722
Receivable for Fund shares sold	51,926
Receivable for when-issued and forward delivery securities	28,302,857
Deposits with brokers for credit default swap contract	300,000
Deposits with brokers for futures contracts	105,600
Variation margin receivable on open futures contracts	473,937
Premium for purchased credit default swap contract	293,125
Prepaid expenses and other assets	25,787

Total Assets	152,979,067

LIABILITIES:
Payable for investment securities purchased	529,704
Payable for Fund shares redeemed	524,671
Payable for when-issued and forward delivery securities	54,702,934
Trustees’ fees and expenses payable	167,300
Payable for deferred mortgage dollar rolls	108,941
Unrealized depreciation on credit default swap contract	74,570
Investment advisory fees payable	32,644
Transfer agency/record keeping fees payable	18,739
Administration fees payable	13,134
Distribution and shareholder servicing fees payable — Class A, B and C Shares	12,687
Custody fees payable	6,110
Shareholder servicing fees payable — Class K Shares	2,483
Accrued expenses and other payables	34,100

Total Liabilities	56,228,017

NET ASSETS	$96,751,050

Investments, at cost	$121,475,872

See Notes to Financial Statements.

12

NET ASSETS consist of:
Undistributed net investment income	$510,464
Accumulated net realized loss on security transactions, futures contracts and credit default swap contracts	(9,681,490)
Net unrealized appreciation of securities, futures contracts and credit default swap contracts	693,112
Paid-in capital	105,228,964

$96,751,050

NET ASSETS:
Class Y Shares	$50,525,860

Class A Shares	$26,071,099

Class B Shares	$1,045,237

Class C Shares	$7,270,423

Class K Shares	$11,838,431

SHARES OUTSTANDING:
Class Y Shares	5,172,027

Class A Shares	2,673,314

Class B Shares	107,151

Class C Shares	740,445

Class K Shares	1,212,001

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$9.77

CLASS A SHARES:
Net asset value and redemption price per share	$9.75

Maximum sales charge	4.00%
Maximum offering price per share	$10.16

CLASS B SHARES:
Net asset value and offering price per share*	$9.75

CLASS C SHARES:
Net asset value and offering price per share*	$9.82

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$9.77

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

13

Munder Bond Fund

Statement of Operations, For the Year Ended June 30, 2013

INVESTMENT INCOME:
Interest	$3,375,489
Mortgage dollar roll income	323,175

Total Investment Income	3,698,664

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	76,953
Class B Shares	14,229
Class C Shares	72,931
Shareholder servicing fees:
Class K Shares	38,640
Investment advisory fees	422,518
Administration fees	168,182
Transfer agency/record keeping fees	102,310
Trustees’ fees and expenses	77,122
Registration and filing fees	71,718
Custody fees	71,435
Legal and audit fees	28,858
Other	47,762

Total Expenses	1,192,658
Expenses reimbursed by Advisor	(429,741)

Net Expenses	762,917

NET INVESTMENT INCOME	2,935,747

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Security transactions	1,045,279
Futures contracts	(178,789)
Credit default swap contracts	432,209
Net change in unrealized appreciation/(depreciation) of:
Securities	(2,643,544)
Futures contracts	151,608
Credit default swap contracts	(74,570)

Net realized and unrealized loss on investments	(1,267,807)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,667,940

See Notes to Financial Statements.

14

Munder Bond Fund

Statements of Changes in Net Assets

	Year Ended June 30, 2013	Year Ended June 30, 2012
Net investment income	$2,935,747	$4,269,667
Net realized gain from security transactions, futures contracts and credit default swap contracts	1,298,699	1,334,105
Net change in net unrealized appreciation/(depreciation) of securities, futures contracts and credit default swap contracts	(2,566,506)	2,457,790

Net increase in net assets resulting from operations	1,667,940	8,061,562
Dividends to shareholders from net investment income:
Class Y Shares	(1,672,125)	(2,039,997)
Class A Shares	(927,198)	(1,020,638)
Class B Shares	(32,209)	(57,555)
Class C Shares	(168,175)	(170,861)
Class K Shares	(464,838)	(812,627)
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	(450,347)	(33,444,732)
Class A Shares	(8,702,283)	16,736,220
Class B Shares	(632,380)	(232,977)
Class C Shares	1,335,113	1,344,331
Class K Shares	(4,747,542)	(14,762,526)

Net decrease in net assets	(14,794,044)	(26,399,800)
NET ASSETS:
Beginning of year	111,545,094	137,944,894

End of year	$96,751,050	$111,545,094

Undistributed net investment income/(Accumulated distributions in excess of net investment income)	$510,464	$(109,970)

See Notes to Financial Statements.

15

Munder Bond Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended June 30, 2013	Year Ended June 30, 2012
Amount
Class Y Shares:
Sold	$5,085,261	$5,546,256
Issued as reinvestment of dividends	1,479,244	1,794,784
Redeemed	(7,014,852)	(40,785,772)

Net decrease	$(450,347)	$(33,444,732)

Class A Shares:
Sold*	$9,100,088	$24,887,998
Issued as reinvestment of dividends	729,576	754,877
Redeemed	(18,531,947)	(8,906,655)

Net increase/(decrease)	$(8,702,283)	$16,736,220

Class B Shares:
Sold	$228,267	$780,361
Issued as reinvestment of dividends	28,002	46,365
Redeemed*	(888,649)	(1,059,703)

Net decrease	$(632,380)	$(232,977)

Class C Shares:
Sold	$3,806,525	$2,897,109
Issued as reinvestment of dividends	95,685	124,329
Redeemed	(2,567,097)	(1,677,107)

Net increase	$1,335,113	$1,344,331

Class K Shares:
Sold	$344,420	$279,941
Issued as reinvestment of dividends	265,184	353,060
Redeemed	(5,357,146)	(15,395,527)

Net decrease	$(4,747,542)	$(14,762,526)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

16

	Year Ended June 30, 2013	Year Ended June 30, 2012
Shares
Class Y Shares:
Sold	503,257	571,116
Issued as reinvestment of dividends	146,639	183,709
Redeemed	(694,814)	(4,213,149)

Net decrease	(44,918)	(3,458,324)

Class A Shares:
Sold*	900,228	2,543,722
Issued as reinvestment of dividends	72,437	77,222
Redeemed	(1,837,000)	(905,744)

Net increase/(decrease)	(864,335)	1,715,200

Class B Shares:
Sold	22,586	80,546
Issued as reinvestment of dividends	2,778	4,756
Redeemed*	(88,153)	(108,614)

Net decrease	(62,789)	(23,312)

Class C Shares:
Sold	373,896	295,436
Issued as reinvestment of dividends	9,434	12,661
Redeemed	(253,077)	(170,608)

Net increase	130,253	137,489

Class K Shares:
Sold	34,051	28,771
Issued as reinvestment of dividends	26,219	36,142
Redeemed	(529,740)	(1,579,500)

Net decrease	(469,470)	(1,514,587)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

17

Munder Bond Fund

Statement of Cash Flows, For the Year Ended June 30, 2013

Increase/(decrease) in cash —
Cash flows from operating activities:
Net increase in net assets from operations	$1,667,940
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(75,204,651)
Proceeds from disposition and paydowns of investment securities	84,962,276
Net purchases, sales and maturities of short-term investments	10,214,767
Net amortization/accretion on investments	306,016
Increase in deposits with brokers for futures contracts	(70,500)
Increase in interest receivable	(18,829)
Increase in receivables for investment securities sold	(28,854,579)
Net cash provided by swaps transactions	139,084
Increase in receivable from Advisor	(5,590)
Decrease in other assets	16,729
Proceeds from futures contracts transactions	70,501
Increase in payable for investment securities purchased	25,931,645
Increase in payable for deferred mortgage dollar rolls	92,364
Decrease in accrued expenses	(146,583)
Unrealized depreciation on investments	2,566,506
Net realized gain from investments	(1,298,699)

Net cash provided by operating activities	20,368,397

Cash flows from financing activities:
Payments for mortgage dollar rolls purchases	(368,531,801)
Proceeds on mortgage dollar rolls sales	364,278,029
Proceeds from shares sold	18,558,851
Payment on shares redeemed	(34,054,029)
Cash dividends paid (excluding reinvestment of dividends of $2,597,691)	(666,854)

Net cash used in financing activities	(20,415,804)

Net decrease in cash	(47,407)

Cash:
Beginning balance	47,407

Ending balance	$—

See Notes to Financial Statements.

18

(This Page Intentionally Left Blank)

19

Munder Bond Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares
	Year Ended 6/30/13(b)		Year Ended 6/30/12(b)		Year Ended 6/30/11(b)		Year Ended 6/30/10(b)		Year Ended 6/30/09(b)
Net asset value, beginning of period	$9.95		$9.61		$9.54		$8.83		$9.24

Income/(loss) from investment operations:
Net investment income	0.30		0.40		0.40		0.41		0.46
Net realized and unrealized gain/(loss) on investments	(0.15)		0.33		0.09		0.70		(0.38)

Total from investment operations	0.15		0.73		0.49		1.11		0.08

Less distributions:
Dividends from net investment income	(0.33)		(0.39)		(0.42)		(0.40)		(0.49)

Total distributions	(0.33)		(0.39)		(0.42)		(0.40)		(0.49)

Net asset value, end of period	$9.77		$9.95		$9.61		$9.54		$8.83

Total return(c)	1.49%		7.75%		5.20%		12.73%		0.97%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$50,526		$51,897		$83,353		$84,690		$94,872
Ratio of operating expenses to average net assets	0.53%		0.40%		0.40%		0.40%		0.40%
Ratio of net investment income to average net assets	2.93%		4.13%		4.12%		4.39%		5.24%
Portfolio turnover rate	373	%(d)	362	%(d)	258	%(d)	206	%(d)	292	%(d)
Ratio of operating expenses to average net assets without expense reimbursements	0.94%		0.94%		0.87%		0.79%		0.75%

(a)	Class Y Shares and Class A Shares of the Fund commenced operations on December 1, 1991 and December 9, 1992, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. Total returns would have been lower if not for expense fee waivers and/or expense reimbursements.

(d)	The portfolio turnover rates excluding mortgage dollar roll transactions were 64%, 110%, 96%, 79% and 154% for the years ended June 30, 2013, June 30, 2012, June 30, 2011, June 30, 2010 and June 30, 2009, respectively.

See Notes to Financial Statements.

20

A Shares
Year Ended 6/30/13(b)		Year Ended 6/30/12(b)		Year Ended 6/30/11(b)		Year Ended 6/30/10(b)		Year Ended 6/30/09(b)
$9.93		$9.59		$9.53		$8.81		$9.22

0.28		0.37		0.37		0.38		0.44

(0.15)		0.34		0.08		0.71		(0.39)

0.13		0.71		0.45		1.09		0.05

(0.31)		(0.37)		(0.39)		(0.37)		(0.46)

(0.31)		(0.37)		(0.39)		(0.37)		(0.46)

$9.75		$9.93		$9.59		$9.53		$8.81

1.24%		7.49%		4.84%		12.60%		0.72%

$26,071		$35,134		$17,479		$19,533		$18,460

0.78%		0.65%		0.65%		0.65%		0.65%

2.76%		3.83%		3.87%		4.14%		4.95%
373	%(d)	362	%(d)	258	%(d)	206	%(d)	292	%(d)

1.19%		1.19%		1.11%		1.04%		1.00%

See Notes to Financial Statements.

21

Munder Bond Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

(continued)

	B Shares
	Year Ended 6/30/13(b)		Year Ended 6/30/12(b)		Year Ended 6/30/11(b)		Year Ended 6/30/10(b)		Year Ended 6/30/09(b)
Net asset value, beginning of period	$9.93		$9.59		$9.53		$8.81		$9.22

Income/(loss) from investment operations:
Net investment income	0.21		0.31		0.30		0.31		0.37
Net realized and unrealized gain/(loss) on investments	(0.16)		0.32		0.08		0.71		(0.38)

Total from investment operations	0.05		0.63		0.38		1.02		(0.01)

Less distributions:
Dividends from net investment income	(0.23)		(0.29)		(0.32)		(0.30)		(0.40)

Total distributions	(0.23)		(0.29)		(0.32)		(0.30)		(0.40)

Net asset value, end of period	$9.75		$9.93		$9.59		$9.53		$8.81

Total return(c)	0.48%		6.69%		4.06%		11.75%		(0.03)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000s)	$1,045		$1,688		$1,854		$2,556		$3,289
Ratio of operating expenses to average net assets	1.52%		1.40%		1.40%		1.40%		1.40%
Ratio of net investment income to average net assets	2.06%		3.15%		3.12%		3.39%		4.22%
Portfolio turnover rate	373	%(d)	362	%(d)	258	%(d)	206	%(d)	292	%(d)
Ratio of operating expenses to average net assets without expense reimbursements	1.94%		1.94%		1.87%		1.79%		1.76%

(a)	Class B Shares and Class C Shares of the Fund commenced operations on March 13, 1996 and March 25, 1996, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. Total returns would have been lower if not for expense fee waivers and/or expense reimbursements.

(d)	The portfolio turnover rates excluding mortgage dollar roll transactions were 64%, 110%, 96%, 79% and 154% for the years ended June 30, 2013, June 30, 2012, June 30, 2011, June 30, 2010 and June 30, 2009, respectively.

See Notes to Financial Statements.

22

C Shares
Year Ended 6/30/13(b)		Year Ended 6/30/12(b)		Year Ended 6/30/11(b)		Year Ended 6/30/10(b)		Year Ended 6/30/09(b)
$10.00		$9.65		$9.59		$8.87		$9.28

0.20		0.31		0.30		0.32		0.37

(0.15)		0.33		0.08		0.70		(0.38)

0.05		0.64		0.38		1.02		(0.01)

(0.23)		(0.29)		(0.32)		(0.30)		(0.40)

(0.23)		(0.29)		(0.32)		(0.30)		(0.40)

$9.82		$10.00		$9.65		$9.59		$8.87

0.48%		6.75%		4.03%		11.67%		(0.02)%

$7,270		$6,101		$4,563		$5,352		$6,067

1.54%		1.40%		1.40%		1.40%		1.40%

1.93%		3.12%		3.12%		3.39%		4.17%
373	%(d)	362	%(d)	258	%(d)	206	%(d)	292	%(d)

1.94%		1.94%		1.87%		1.79%		1.76%

See Notes to Financial Statements.

23

Munder Bond Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

(continued)

	K Shares
	Year Ended 6/30/13(b)		Year Ended 6/30/12(b)		Year Ended 6/30/11(b)		Year Ended 6/30/10(b)		Year Ended 6/30/09(b)
Net asset value, beginning of period	$9.95		$9.60		$9.54		$8.82		$9.23

Income/(loss) from investment operations:
Net investment income	0.28		0.38		0.38		0.38		0.44
Net realized and unrealized gain/(loss) on investments	(0.15)		0.34		0.07		0.71		(0.39)

Total from investment operations	0.13		0.72		0.45		1.09		0.05

Less distributions:
Dividends from net investment income	(0.31)		(0.37)		(0.39)		(0.37)		(0.46)

Total distributions	(0.31)		(0.37)		(0.39)		(0.37)		(0.46)

Net asset value, end of period	$9.77		$9.95		$9.60		$9.54		$8.82

Total return(c)	1.24%		7.59%		4.83%		12.58%		0.61%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$11,838		$16,726		$30,697		$46,954		$92,418
Ratio of operating expenses to average net assets	0.78%		0.64%		0.65%		0.65%		0.65%
Ratio of net investment income to average net assets	2.79%		3.94%		3.90%		4.15%		5.00%
Portfolio turnover rate	373	%(d)	362	%(d)	258	%(d)	206	%(d)	292	%(d)
Ratio of operating expenses to average net assets without expense reimbursements	1.19%		1.17%		1.11%		1.04%		1.00%

(a)	Class K Shares of the Fund commenced operations on November 23, 1992.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Total return represents aggregate total return for the period indicated. Total returns would have been lower if not for expense fee waivers and/or expense reimbursements.

(d)	The portfolio turnover rates excluding mortgage dollar roll transactions were 64%, 110%, 96%, 79% and 154% for the years ended June 30, 2013, June 30, 2012, June 30, 2011, June 30, 2010 and June 30, 2009, respectively.

See Notes to Financial Statements.

24

Munder Bond Fund

Notes to Financial Statements, June 30, 2013

1.	Organization

As of June 30, 2013, the Munder Funds consisted of 10 portfolios, each of which is a series of Munder Series Trust (“MST”). Information presented in these financial statements pertains only to the Munder Bond Fund (the “Fund”). Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s primary investment objective is to provide a high level of current income. Its secondary objective is capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 5 classes of shares — Class A, Class B, Class C, Class K and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B shares are closed to new investors and accounts and additional purchases by existing Class B shareholders other than pursuant to an exchange or a distribution reinvestment. Class B Shares may be subject to a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class C Shares are sold without a front-end sales charge but may be subject to a CDSC. Class K and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Fixed income securities, including derivative securities such as interest rate and credit default swap

25

Munder Bond Fund

Notes to Financial Statements, June 30, 2013 (continued)

contracts, if any, are generally valued at an evaluated bid price, which is determined based on an analytical pricing model (such as matrix pricing) commonly used for valuing such securities. Fixed income securities with remaining maturities of 60 days or less, if any, also may be valued on an amortized cost basis, which approximates current fair market value. Futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange, but may be valued at the mean of the bid and asked price where there are no sales. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last available price, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Investments in open-end funds held by a Fund, if any, are valued using the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuation determinations may be made using a market-based approach that involves a review of relevant factors, including without limitation, issuer-specific information, industry information and/or values of securities of comparable maturity, quality and type. Discounts also may be applied due to the nature or duration of any restrictions on the disposition of the investments. The pricing committee monitors the valuation approaches that it employs by reviewing, without limitation, key inputs and assumptions and any related market activity. Due to the inherent uncertainty of fair valuations, a fair value may differ significantly from the value that would have been used had an active market existed.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of each Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

26

Munder Bond Fund

Notes to Financial Statements, June 30, 2013 (continued)

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2013:

Valuation Inputs	Investments in Securities	Investments in Other Financial Instruments — Assets*	Investments in Other Financial Instruments — Liabilities*
Level 1 — Quoted Prices	$11,277,145	$177,220	$—
Level 2 — Other Significant Observable Inputs	110,789,189	—	74,570
Level 3 — Significant Unobservable Inputs	—	—	—

Total	$122,066,334	$177,220	$74,570

*	Other financial instruments include, if applicable, open futures contracts, swap contracts, written options and other derivative instruments, which are not reflected in the Portfolio of Investments. Derivative instruments are valued at the unrealized appreciation/(depreciation) on the instrument.

Securities or other financial instruments that transfer between levels during the period are treated as though the transfer occurred at the beginning of the period. There were no transfers into or out of any levels as described above during the year fiscal ended June 30, 2013.

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector.

The following is a reconciliation of the Fund’s assets for which significant unobservable inputs were used to determine fair value (Level 3) either at the beginning or end of the period:

	Asset Backed Securities — Home Equity Loans	Asset Backed Securities — Other		Total
Balance as of 6/30/2012	$9,753	$—	*	$9,753
Transfer into Level 3	—	—		—
Transfer out of Level 3	—	—		—
Purchases	—	—		—
Sales	(8,253)	—		(8,253)
Paydowns	(1,267)	—		(1,267)
Accrued discounts	—	—		—
Accrued premiums	—	—		—
Realized gains	—	—		—
Realized losses	(5,429)	(130,416)		(135,845)
Change in unrealized appreciation/(depreciation)	5,196	130,416		135,612

Balance as of 6/30/2013	$—	$—		$—

Net change in unrealized appreciation/(depreciation) from investments still held at end of the period	$—	$—		$—

*	Level 3 valuation inputs were used to value certain securities held by the Fund at $0.

27

Munder Bond Fund

Notes to Financial Statements, June 30, 2013 (continued)

Futures Contracts: The Fund is subject to interest rate risk and credit risk in the normal course of pursuing its investment objectives. The Fund may enter into futures contracts for managing certain risks (such as yield curve exposure, interest rate risk or credit risk), for cash management purposes (i.e., attempting to remain fully invested while maintaining liquidity), to gain exposure to an investment in a manner other than investing in the asset directly, or for hedging purposes (i.e., attempting to reduce risk by offsetting one investment position with another). A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund may be required to deposit with the broker or pledge as collateral, an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (known as “variation margin”) may be made or received by the Fund, depending on fluctuations of the value of the contract. The daily changes in futures contracts are recorded as net unrealized appreciation/(depreciation) of futures contracts. The Fund recognizes a realized gain or loss from a futures contract when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Mortgage Dollar Rolls: The Fund may enter into mortgage dollar roll transactions in which the Fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back similar, but not identical, securities on a specific future date at a predetermined price. Mortgage dollar rolls may be renewed by a new sale and repurchase with a cash settlement at each renewal without physical delivery of the securities. Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. Mortgage dollar rolls are treated as financing transactions unless the sale and repurchase are determined to involve securities that are not substantially the same. Therefore, any gain or loss is considered unrealized until the roll reaches ultimate disposition or the sale and repurchase are determined to involve securities that are not substantially the same. Income is generated as consideration for entering into

28

Munder Bond Fund

Notes to Financial Statements, June 30, 2013 (continued)

these transactions and is included in income in the Fund’s Statement of Operations.

Credit Default Swap Contracts: The Fund is subject to credit risk in the normal course of pursuing its investment objective. The Fund may buy or sell credit default swap (“CDS”) contracts for the purpose of hedging the risk of default on portfolio securities or generating income. CDS contracts involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy. Up-front payments made or received by the Fund are capitalized until such time that the contract is closed. The income/(cost) of CDS contracts is accrued daily and is recorded as unrealized appreciation/(depreciation) on credit default swap contracts until payment is received/(made), at which time the unrealized appreciation/(depreciation) is reclassified to realized gain/(loss) on credit default swap contracts. In addition, CDS contracts are marked to market daily with changes in market value recorded as unrealized appreciation/(depreciation) on credit default swap contracts. If a default event occurs with respect to the underlying debt obligation, the Fund will record a realized gain/(loss) on credit default swap contracts equal to the payment received/(made), net of unrealized appreciation/(depreciation) on credit default swap contracts and/or the value of securities exchanged.

As a buyer in a CDS contract, the Fund is exposed to the risk that the counterparties to the contracts will be unable to meet the terms of their contracts. As a seller in a CDS contract, in order to “cover” its commitment under the contract, the Fund will enter into an offsetting position or instruct the custodian to designate as collateral on the Fund’s books cash or liquid assets equal to the aggregate notional value of the underlying debt obligation. The counterparty to the CDS contract may require that the Fund deposit cash or pledge collateral to offset market value depreciation of the contract until such time as the contract is closed.

Delayed Delivery Commitments: The Fund may purchase securities, including those designated as TBAs in the Portfolio of Investments, for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of the security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Fund at the time the commitment is entered into. The actual security that will be delivered to fulfill a TBA trade is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. The value of the security may vary with market fluctuations during the time before the Fund takes delivery of the security. When the Fund enters into such a transaction, the Fund

29

Munder Bond Fund

Notes to Financial Statements, June 30, 2013 (continued)

instructs the custodian to designate as collateral on the Fund’s books assets with a current value at least equal to the amount of its purchase commitment. Purchases of delayed delivery securities may have a similar effect on the Fund’s net asset value as if the Fund had created a degree of leverage in its portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Expenses of the Munder Funds are allocated to each Fund using an appropriate pro-rata method, subject to certain minimums. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of each Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Securities purchased or sold on a when-issued or delayed delivery basis may be settled after the customary settlement period. Interest income is not accrued until settlement date.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid monthly (if available) by each Fund. Each Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2013.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2010.

30

Munder Bond Fund

Notes to Financial Statements, June 30, 2013 (continued)

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.40% of the value of its average daily net assets.

Pursuant to a written Expense Limitation Agreement with the Fund, the Advisor agreed to waive fees or reimburse certain expenses of the Fund to the extent necessary to maintain the Fund’s total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) at 0.65% for Class A and Class K Shares, 1.40% for Class B and Class C Shares, and 0.40% for Class Y Shares prior to November 1, 2012, and at 0.85% for Class A and Class K Shares, 1.60% for Class B and Class C Shares, and 0.60% for Class Y Shares effective November 1, 2012. For the year ended June 30, 2013, the Advisor reimbursed expenses pursuant to the Expense Limitation Agreement totaling $429,741 on behalf of the Fund, which are reflected as expenses reimbursed by Advisor in the accompanying Statement of Operations.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee
First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2013, the Advisor earned $168,182 before payment of sub-administration fees and $112,882 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2013, the Fund paid an annual effective rate of 0.1592% for administrative services.

During the year ended June 30, 2013, each Trustee was paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee of MST, plus out-of-pocket

31

Munder Bond Fund

Notes to Financial Statements, June 30, 2013 (continued)

expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also received an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any fund, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2013, no officer, director or employee of the Advisor or any of its affiliates received any compensation from MST.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) that applies to the Fund’s Class A, Class B, Class C and Class K Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for each Fund.

The maximum rates payable under the Plan for each class, as a percentage of average daily net assets, were as follows:

Class A Shares 12b-1 Fees	Class B Shares 12b-1 Fees	Class C Shares 12b-1 Fees	Class K Shares Service Fees
0.25%	1.00%	1.00%	0.25%

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments, U.S. government securities and mortgage dollar rolls for the Fund were $39,436,593 and $28,653,804, respectively, for the year ended June 30, 2013. Cost of purchases and proceeds from sales of U.S. government securities, excluding short-term investments for the Fund were $35,768,058 and $47,557,572, respectively, for the year ended June 30, 2013. Cost of purchases and proceeds from sales of mortgage dollar rolls for the Fund were $368,531,801 and $364,278,029, respectively.

32

Munder Bond Fund

Notes to Financial Statements, June 30, 2013 (continued)

At June 30, 2013, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $2,345,593, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $2,332,609 and net appreciation for tax purposes was $12,984. At June 30, 2013, aggregate cost for tax purposes was $122,053,350.

6.	Derivative Financial Instruments

The Fund is required to value derivatives at fair value and recognize changes in fair value through the Statement of Operations. As such, none of the Fund’s derivative transactions qualify for hedge accounting. The fair value of derivative instruments held by the Fund as of June 30, 2013 was as follows:

Derivatives	Asset Derivatives	Fair Value
Interest Rate Contracts (Futures)	Balance Sheet Location: Net Assets — Net Unrealized Appreciation	$177,220	*

Derivatives	Liability Derivatives	Fair Value
Credit Contracts (Swaps)	Balance Sheet Location: Unrealized depreciation on credit default swap contracts	$(74,570	)*

*	Includes cumulative appreciation/(depreciation) of futures contracts as described below. The Statement of Assets and Liabilities only separately discloses current day’s variation margin.

For the year ended June 30, 2013, the Fund had the following derivative activity:

Derivatives	Net Realized Gain/(Loss) Recognized in Income	Net Change in Unrealized Appreciation/ (Depreciation) Recognized in Income
Interest Rate Contracts (Futures)	$(178,789)	$151,608
Credit Contracts (Swaps)	432,209	(74,570)

At June 30, 2013, the Fund had the following open financial futures contracts*:

Short Positions	Contracts	Notional Value of Contracts	Market Value of Contracts	Gross Unrealized Appreciation
U.S. Treasury Note Futures, September 2013	96	$(12,327,220)	$(12,150,000)	$177,220

*	The number of futures contracts held during the year averaged approximately 45, increasing from 54 to 96 during the year ended June 30, 2013.

33

Munder Bond Fund

Notes to Financial Statements, June 30, 2013 (continued)

At June 30, 2013, the Fund had the following sell protection credit default swap contract outstanding*:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount	Credit Spread	Termination Date	Payments Received	Market Value	Upfront Premiums Paid	Unrealized Depreciation
Bank of America: CDX North America High Yield Index	$7,000,000	427.94	6/20/2018	5.000%	$218,555	$293,125	$74,570

*	The notional value of credit default swap contracts during the year averaged $4,581,667, increasing from $0 to $7,000,000 during the year ended June 30, 2013.

7.	Investment Concentration

As of June 30, 2013, a substantial portion of the Fund’s net assets were invested in mortgage-backed securities. As a result, adverse market conditions affecting mortgage-backed securities may have a more significant impact on the Fund than they would on a fund investing in a broader range of securities and the value of the Fund’s shares may fluctuate more than shares of a fund investing in a broader range of securities.

8.	Revolving Line of Credit

Effective December 5, 2012, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes a quarterly commitment fee on the daily amount of the unused commitment, allocated among the participating Munder Funds on the basis of relative net assets. Prior to December 5, 2012, the quarterly commitment fee was equal to 0.125% per annum. Effective December 5, 2012, the quarterly commitment fee is equal to 0.11% per annum. During the year ended June 30, 2013, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2013, total commitment fees incurred by the Fund were $1,062.

9.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and each expects the risk of loss to be remote.

34

Munder Bond Fund

Notes to Financial Statements, June 30, 2013 (continued)

10.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund as a whole. A Fund also may utilize earnings and profits distributed to shareholders on redemptions of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2013, permanent differences for the Fund resulting primarily from paydown gains and losses, premium amortization, mortgage dollar roll adjustments, swap reclasses, disallowed losses and Subpart F income from controlled foreign corporations, and expired capital losses were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed Net Investment Income	Accumulated Net Realized Gain/ (Loss)	Paid-in Capital
$949,232	$3,129,957	$(4,079,189)

During the years ended June 30, 2013 and June 30, 2012, dividends of $3,264,545 and $4,101,678 were paid to shareholders of the Fund from ordinary income on a tax basis.

At June 30, 2013, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed Ordinary Income	Capital Loss Carryover	Unrealized Appreciation	Total
$423,186	$(9,443,064)	$12,984	$(9,006,894)

The differences between book and tax distributable earnings for the Fund were primarily due to premium amortization adjustments, wash sales, mark-to-market adjustments on futures contracts, deferred trustees’ fees, reversal of mortgage dollar roll deferred liabilities and losses, and credit default swap mark to market.

Under the Regulated Investment Company Modernization Act of 2010, capital losses realized after June 30, 2011 may be carried forward indefinitely and will retain their tax character as either short-term or long-term. Capital losses realized prior to July 1, 2011 will continue to be subject to their original expiration dates and will continue to be treated as short-term losses. Capital losses that can be carried forward indefinitely must be utilized fully before using capital losses that expire.

35

Munder Bond Fund

Notes to Financial Statements, June 30, 2013 (continued)

As determined at June 30, 2013, the Fund had available for federal income tax purposes $9,443,064 of unused capital losses, of which $4,896,553 expires in 2015, $3,445,865 expires in 2018, and $1,100,646 which does not expire.

During the year ended June 30, 2013, $1,937,322 of carried forward capital losses expired unused.

36

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Bond Fund and Board of Trustees of Munder Series Trust:

We have audited the accompanying statement of assets and liabilities of Munder Bond Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”), including the portfolio of investments, as of June 30, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Bond Fund of Munder Series Trust at June 30, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 23, 2013

37

Munder Bond Fund

Notes to Financial Statements, Unaudited June 30, 2013

11.	Tax Information (Unaudited)

Of the distributions paid by the Fund, none will qualify for the dividend deduction available to corporate shareholders.

For the fiscal year ended June 30, 2013, the Fund did not designate any income pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced rates.

12.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Forms N-Q are available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

13.	Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

14.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ended June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

15.	Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). At an in-person meeting held on May 13-14, 2013, the Board of Trustees unanimously voted to approve the continuation of the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2013.

38

Munder Bond Fund

Notes to Financial Statements, Unaudited June 30, 2013 (continued)

In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. The Board and counsel to the “Non-Interested Trustees” had an opportunity to review such information in advance of the meeting. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.)

Both in Board meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other Board meetings held during the course of the fiscal year (including, in particular, the February 2013 Board meeting), the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the fiscal year, regarding the Advisor, its services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” were separately advised by their independent legal counsel, with respect to the specific information requested for their consideration as well as with their deliberations regarding the continuation of the Advisory Agreement. The discussion below is not intended to be all-inclusive or intended to touch on every fact or issue that the Board took into consideration regarding the renewal of the Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information as part of its robust evaluation process. The determination to approve the continuance of the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information requested and provided to the Board. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the general experience, business, operations and financial condition of the Advisor. In connection with these considerations, the Board was presented

39

Munder Bond Fund

Notes to Financial Statements, Unaudited June 30, 2013 (continued)

with detailed information concerning the organizational and ownership structure of the Advisor, recent changes within the Advisor’s organization (including key personnel changes) and the financial condition of the Advisor;

•

the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund. In connection with these considerations, the Board was presented with detailed information concerning key portfolio management positions at the Advisor, personnel changes and changes in employee responsibilities within the Advisor in 2012 and 2013, the organizational structure and depth of the Advisor’s portfolio management team, and the structure of the Advisor’s compensation of key investment personnel;

•	the services provided by the Advisor to the Fund during the previous year and the services anticipated to be provided to the Fund in the upcoming year;

•

the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through contractual waivers of a portion of the investment advisory fees, the addition of contractual fee breakpoints or a contractual reduction of its advisory fees), although no such adjustments were made to the Fund’s investment advisory fees during the current period;

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the Advisor’s marketing efforts with respect to the Munder Funds in recent years and on an ongoing basis;

•

the actions the Advisor had taken, or recommendations the Advisor made that resulted in the Munder Funds taking actions, that benefited certain funds over the past year, including obtaining an order from the Securities and Exchange Commission permitting the Munder Funds to be operated in a manager of managers structure (subject to shareholder approval, as applicable);

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of the Advisory Agreement.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board supported approval of the continuance of the Advisory Agreement.

40

Munder Bond Fund

Notes to Financial Statements, Unaudited June 30, 2013 (continued)

(b) The investment performance of the Fund and the Advisor: The Board considered the relative performance of the Fund against a variety of standards as of December 31, 2012, including (1) the one-, three-, five- and ten-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares compared to the performance of the Fund’s benchmark index and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-, three-, five- and ten-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the three-, five- and ten-year and the overall “star” ratings of the Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of the Fund’s Class Y Shares for the one-, three- and five-year periods as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies, among other factors; and (5) the Fund’s one-, three-, five- and ten-year total returns as compared to the performance of other funds in the same Morningstar category as the Fund.

In this regard, the Board considered that as of December 31, 2012: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, exceeded the performance of its benchmark for the one-, three-, five- and ten-year periods but trailed the performance of its benchmark for the since inception period, and (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, exceeded the median performance of the Fund’s Lipper peer group for the one-, three-, five- and ten-year periods. In addition, the Board considered the performance of the Fund against various performance benchmarks for periods ended March 31, 2013. The Board also considered information provided by the Advisor regarding its ongoing efforts to enhance investment results both with respect to the Fund and generally with respect to all of the Munder Funds.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund supported approval of the continuance of the Advisory Agreement.

(c) The costs of the services to be provided and profits expected to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs of and profits realized by the Advisor in 2012, and projections by the Advisor as to the expected costs of and profits expected to be realized by the Advisor over the 12 months ending on December 31, 2013, with respect to all services provided by the Advisor to the Fund, based on certain assumptions disclosed to the Board. The Board also noted that the Advisor had agreed to continue the contractual expense limitations in place for the Fund. The Board considered the costs relating to the Advisor’s services in light of the Fund’s performance. Based on these facts, the Board concluded that the profits that are

41

Munder Bond Fund

Notes to Financial Statements, Unaudited June 30, 2013 (continued)

expected to be realized by the Advisor with respect to the Fund were not unreasonable in light of the costs relating to the services that the Advisor provides to the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years, and on an ongoing basis, to review the advisory and other fees and expenses of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (by reducing its contractual advisory fees, through the implementation of contractual breakpoints or through the implementation of contractual waivers) in an overall effort to reduce the total operating expenses of the Munder Funds. The Board also considered that the Advisor had implemented contractual advisory fee breakpoints, reductions in contractual advisory fees or contractual advisory fee waivers with respect to certain of the Munder Funds in recent years. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders in the future.

In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its significant efforts in recent years to renegotiate contracts with other service providers for the Funds in order to (i) enhance and/or clarify the services to be provided to the Munder Funds and (ii) reduce the total operating expense ratios of the Munder Funds. In particular, the Board considered the Advisor’s negotiation (for the benefit of the Munder Funds) of a reduction in the transfer agency fees effective beginning in June 2011.

Based on these facts and considerations, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). In addition, the Board received separate information generated from Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, which compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers. The Board considered information from a third-party consultant (which the Board had engaged in connection with prior evaluations of the Munder Funds’ fees) as to the methodology established for analyzing the reasonableness of advisory fees. The Board was advised that as of December 31, 2012, the Advisor had no other investment advisory clients that had investment objectives and strategies that were substantially similar to those of the Fund.

42

Munder Bond Fund

Notes to Financial Statements, Unaudited June 30, 2013 (continued)

The Board also considered the Fund’s total operating expense ratio (on both a gross and net basis) in comparison to those of a small group of funds in the same Morningstar category as the Fund and with average assets comparable to the Fund, and the Fund’s total operating expense ratio on a gross basis (and certain components of the total operating expense ratio) in comparison to a larger group of funds in the same Morningstar category as the Fund. In light of fees charged to other funds in the Fund’s Morningstar category, the Board noted that certain contractual expense limitations and/or fee waiver arrangements were currently in place to maintain a competitive cost structure.

Based on these considerations and comparisons, the Board concluded that the current advisory fee and total expense ratio of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor from its relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that consultants and potential institutional separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor might obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, while money managers may benefit from the use of “soft dollars” obtained from broker-dealers through the payment of commissions on trades in client accounts, the Advisor limits soft dollar usage to research and brokerage products and services that the Advisor believes are permitted under the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934. Based on these facts and considerations, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

Based upon its thorough review and evaluation of the information requested and provided and the factors and issues addressed above, among others, and following discussion and having reached certain conclusions, as discussed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2013.

43

Munder Bond Fund

Notes to Financial Statements, Unaudited June 30, 2013 (continued)

16.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds as of June 30, 2013, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 65	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	Chairman, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 9/11); President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (12/05 to 9/11).	10	NVR, Inc. (homebuilding and mortgage banking) (since 12/11); Chesapeake Lodging Trust (real estate investment trust) (since 1/10); DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 66	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/ real estate company) (since 1991).	10	None

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 75	Trustee	Indefinite; since 11/89	Retired (since 7/09); Vice President,Macomb Community College (7/01-6/09); Dean, Macomb Community College (9/97-6/09).	10	None

44

Munder Bond Fund

Notes to Financial Statements, Unaudited June 30, 2013 (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 64	Trustee	Indefinite; since 2/03	President, Business Roundtable (association of business chief executive officers) (since 1/11); President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (10/04-1/11).	10	K12, Inc. (provider of online education) (since 11/12); Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Delta Airlines (10/08 to 7/12); Northwest Airlines (4/03 to 10/08).

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 54	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05).	10	Masco Corporation (manufacturer of home improvement and building products) (since 12/06); Taubman Centers, Inc. (real estate investment trust) (since 1/97).
Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 74	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	10	CMS Energy Corporation (utility company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” as defined under the 1940 Act. Mr. Monahan beneficially owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., a sub-advisor to a separate series of MST. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

45

Munder Bond Fund

Notes to Financial Statements, Unaudited June 30, 2013 (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Officers

James V. FitzGerald 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 53	President and Principal Executive Officer	through 2/14; since 1/10	President and Chief Operating Officer of Munder Capital Management (investment advisor) (since 1/10); Director, Munder Capital Holdings, LLC (investment advisor holding company) (since 1/10); President and Chief Operating Officer of Integrity Asset Management, LLC (investment advisor) (since 6/12); President and Chief Operating Officer of Pierce Street Advisors, LLC (investment advisor) (since 1/10); President of Munder Capital Management (6/09 to 1/10); Managing Director, Distribution and Chief Marketing Officer of Munder Capital Management (6/07 to 6/09).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 55	Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer	through 2/14; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Integrity Asset Management, LLC (investment advisor) (since 6/12); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF Offshore Fund Ltd. (since 5/09).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 47	Vice President and Principal Financial Officer	through 2/14; since 2/01	Managing Director and Chief Financial Officer of Munder Capital Management (investment advisor) (since 9/08); Managing Director, Chief Financial Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 9/08); Managing Director and Chief Financial Officer of Integrity Asset Management, LLC (investment advisor) (since 6/12); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Management (6/07 to 9/08); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (12/06 to 9/08).

David W. Rumph 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 41	Treasurer and Principal Accounting Officer	through 2/14; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08).

Bradford E. Smith 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 41	Assistant Treasurer	through 2/14; since 5/00	Director of Operations of Munder Capital Management (investment advisor) (since 5/10); Director of Mutual Fund Operations of Munder Capital Management (investment advisor) (3/01 to 5/10).

46

Munder Bond Fund

Notes to Financial Statements, Unaudited June 30, 2013 (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years

Kevin R. Kuhl 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 37	Assistant Treasurer	through 2/14; since 8/04	Director, Accounting of Munder Capital Management (investment advisor) (since 7/08); Manager of Mutual Fund Administration of Munder Capital Management (1/08 to 07/08).

Mary Ann C. Shumaker 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 58	Assistant Secretary	through 2/14; since 8/99	Associate General Counsel and Assistant Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Assistant Secretary of Munder Capital Management (investment advisor) (since 2/05); Associate General Counsel of Munder Capital Management (since 3/98); Associate General Counsel and Assistant Secretary of Integrity Asset Management, LLC (investment advisor) (since 6/12).

Amy D. Eisenbeis 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 48	Assistant Secretary	through 2/14; since 2/05	Associate General Counsel of Munder Capital Management (investment advisor) (since 10/04).

Francine S. Hayes One Lincoln Street Boston, MA 02111 Age 45	Assistant Secretary	through 2/14; since 5/10	Vice President and Managing Counsel of State Street Bank and Trust Company (since 2004).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

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49

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman

John Rakolta, Jr., Vice Chairman

Joseph E. Champagne

John Engler

Michael T. Monahan

Lisa A. Payne

OFFICERS

James V. FitzGerald, President and Principal Executive Officer

Peter K. Hoglund, Vice President and Principal Financial Officer

Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer

David W. Rumph, Treasurer and Principal Accounting Officer

Amy D. Eisenbeis, Assistant Secretary

Francine S. Hayes, Assistant Secretary

Mary Ann C. Shumaker, Assistant Secretary

Kevin R. Kuhl, Assistant Treasurer

Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management

Munder Capital Center

480 Pierce Street

Birmingham, MI 48009

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

LEGAL COUNSEL

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

ANNBOND613

ANNUAL REPORT

June 30, 2013

Munder Growth Opportunities Fund

Class Y, A, B, C & R Shares

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The Munder Funds® Letter to Shareholders

DEAR SHAREHOLDERS:

As 2012 yielded to the new year, the situation was this: the recent Presidential election was over, the “fiscal cliff” was in the rearview mirror, Washington remained mired in gridlock, economic growth was positive but spotty, concerns over sovereign debt remained high, the yield on 10-year Treasury notes was historically low (and poised to go lower) and prognosticators were mixed on their 2013 views. In short, there were a lot of mixed messages in the markets. Therefore, the exceptionally strong domestic equity market rally that began in January and ran through mid-June presented a welcome, but at times confusing, surprise. In the U.S., appetite for risk was clearly increasing, as evidenced by robust U.S. equity returns. In particular, the demand for yield led investors to U.S. dividend paying stocks. Corporate earnings were solid if not spectacular, with the S&P 500® Index, a measure of the large-capitalization sector of the U.S. stock market, on track to deliver record profits. All global markets were buoyed by the continued policy of quantitative easing by the Federal Reserve. Sovereign debt drama receded, and by late spring, the floral scent of optimism blew through Wall Street. Then, investors were introduced to a new, and apparently terrifying, term –“tapering”. When the Chairman of the Board of Governors of the Federal Reserve System announced its decision to begin the long process of reducing the historic monetary stimulus, the markets reacted quickly and negatively. From Mr. Bernanke’s press conference on June 19 through June 30, 2013, the S&P 500® declined 2.70% and the yield on 10-year Treasury notes spiked by as much as 100 basis points. Headlines and pundits heralded the beginning of the end, despite the Fed’s comments that the process would be very long and would not begin anytime soon, and certainly not until economic improvement supported such a move. In any event, a perfectly lovely market rally hit a speed bump as the sun set on the second quarter.

Despite the roiling markets in the last two weeks of June, the strong markets preceding the Fed’s announcement provided a cushion to investors, as year-to-date and twelve-month returns ended June 30, 2013 were impressive. For the six months and twelve months ended June 30, the S&P 500® was up 13.82% and 20.60%, respectively. Mid-cap and small-cap stocks continued to outperform their larger-cap cousins. The Russell Midcap® Index, a measure of the mid-cap segment of the U.S. equity universe, was up 15.45% and 25.41% for the six and twelve months ended June 30, and the Russell 2000® Index, a measure of the small-cap segment of the U.S. equity universe, returned 15.86% and 24.21% for the six and twelve months ended June 30.

Following strong outperformance relative to domestic equities in the fourth quarter of 2012, international equities significantly underperformed their domestic rivals for the six months ended June 30, 2013. The MSCI EAFE Index (net dividends), a measure of developed equity markets excluding the U.S. and Canada, returned a relatively paltry 4.10% for the six-month period, bringing its twelve-month return to 18.62%, well below U.S. equities. Emerging markets were hit even harder, with the MSCI Emerging Markets Index falling deep into negative territory (-9.40%) for the six months ended June 30, resulting in a return of 3.23% for the twelve months ended June 30, 2013. With the continued globalization of business, we view this underperformance as an opportunity for investors to make certain they have a well diversified asset allocation to enhance risk adjusted returns.

A couple of unconnected drivers drove fixed income returns to negative territory. First, as investors’ appetite for risk increased, investors rotated out of less risky fixed income securities into equities, placing selling pressure on fixed income values. Then, as the fixed income safe haven was beginning to feel unloved by the investing public, the Fed introduced the blasted “tapering” concept, raising the specter of higher rates, which also worked to erode fixed income returns. To wit, the Barclays U.S. Aggregate Bond Index, a measure of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, returned -2.44% for the six months ended June 30, and -0.69% for the twelve months ended June 30, 2013.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, I encourage you to contact your financial advisor. You may also contact the Funds at 1-800-468-6337 or through our website at www.munder.com. My colleagues and I sincerely appreciate the confidence you have placed in the Munder Funds and we value the opportunity to help you meet your investment goals.

Very Truly Yours,

James FitzGerald

President and Principal Executive Officer, The Munder Funds

President, Munder Capital Management

ii	Performance History
iv	Management’s Discussion of Fund Performance
viii	Shareholder Fee Example

1	Portfolio of Investments
8	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Statements of Changes in Net Assets — Capital Stock Activity
14	Financial Highlights
19	Notes to Financial Statements
30	Report of Independent Registered Public Accounting Firm
31	Notes to Financial Statements — Unaudited

Risks:    A significant portion of the Fund’s assets is likely to be invested in the information technology sector. In addition, the Fund concentrates its investments in Internet-related securities. Investments in both of these areas tend to be relatively volatile. The Fund is therefore subject to higher market risk and price volatility than funds with more broadly diversified investments. The Fund tends to invest in smaller company stocks, which are more volatile and less liquid than larger, more established company securities. The Fund also may invest up to 25% of its assets in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards.

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus and summary prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus and summary prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

Munder Funds distributed through Funds Distributor, LLC.

i

Performance History (Unaudited)

The line graph represents the performance of the Fund’s Class Y Shares. Due to differing sales charges and expenses, performance of classes not shown in the graph will differ. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

GROWTH OF AN ASSUMED $10,000 INVESTMENT SINCE INCEPTION(1)

THROUGH 6/30/13

Class (Inception Date)	With Load		Without Load	Russell 1000® Growth Index
CLASS Y (6/1/98)	N/A		$20,214	$16,736
CLASS A (8/19/96)	N/A	(3)	$39,443	$27,690
CLASS B (6/1/98)	N/A		$18,304	$16,736
CLASS C (11/3/98)	N/A		$15,579	$15,794
CLASS R (7/29/04)	N/A		$20,104	$18,518

ii

AVERAGE ANNUAL TOTAL RETURNS (AS OF 6/30/13)

Class (Inception Date)	One Year w/load		One Year w/out load	Five Years w/load		Five Years w/out load	Ten Years w/load		Ten Years w/out load	Since Inception w/load		Since Inception w/out load
CLASS Y (6/1/98)	N/A		11.21%	N/A		9.89%	N/A		8.60%	N/A		4.78%
CLASS A (8/19/96)	4.80%	(2)	10.91%	8.38%	(2)	9.61%	7.72%	(2)	8.33%	N/A	(3)	8.48%
CLASS B (6/1/98)	5.09%	(4)	10.09%	8.51%	(4)	8.79%	N/A		7.69%	N/A		4.09%
CLASS C (11/3/98)	9.09%	(4)	10.09%	N/A		8.79%	N/A		7.52%	N/A		3.07%
CLASS R (7/29/04)	N/A		10.63%	N/A		9.34%	N/A		N/A	N/A		8.14%

(1)	Amounts represent the growth of a $10,000 investment since inception of the share class.
(2)	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.
(3)	Class A Shares of the Fund were not subject to any sales charges until June 1998.
(4)	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, for Class Y, A, B, C and R Shares during the fiscal year ended 6/30/12 the gross expense ratios were 1.42%, 1.68%, 2.43%, 2.43% and 1.92%, respectively. Expense ratios for the fiscal year ended 6/30/13 are included in this Annual Report in the Financial Highlights. Munder Capital Management limited certain expenses of the Fund’s Class A, B and C Shares during the 1996 and 1998 calendar years and the Fund’s Class Y Shares during the 1998 calendar year. Munder Capital Management also made a voluntary capital contribution to the Fund during the 2005 calendar year. In addition, the Fund’s transfer agent limited certain expenses of the Fund’s Class Y, A, B, C and R Shares during the 2002-2004 calendar years. Total returns would have been lower if Munder Capital Management had not limited expenses or made a capital contribution and the Fund’s transfer agent had not limited expenses during those periods.

iii

Management’s Discussion of Fund Performance (Unaudited)

INVESTMENT PROCESS HIGHLIGHTS

The Munder Growth Opportunities Fund’s management team seeks to provide long-term capital appreciation in the Fund by identifying secular growth trends and investing in stocks of companies the team believes will benefit from these trends. In selecting individual securities for the Fund, the team looks for companies it believes have significant growth opportunities and exhibit attractive long-term growth characteristics. It does so by conducting a thorough review of a company’s products and services, competitive positioning, balance sheet and financial stability. In addition, the team attempts to identify and evaluate underlying growth drivers for each company and to arrive at a projected fair value for the company’s equity securities. The team tends to focus on secular growth trends such as: technology and internet, health care, and energy. At least 25% of the Fund’s total assets will be in securities of companies engaged in the research, design, development, manufacturing or distribution of products, processes or services for use with Internet-related businesses.

The management team’s investment approach is designed to achieve consistent long-term returns across the full breadth of market conditions and economic cycles. The focus of its investment process is on security selection and risk management. The team believes this is the best way to position investors to achieve an optimal balance between potential reward and investment risk over a complete market cycle.

INVESTING ENVIRONMENT

Within the Russell 1000® Growth Index, value stocks significantly outperformed growth stocks during the twelve months ended June 30, 2013, which provided some headwinds for the Fund. Because growth stocks have been shown to add value over time, the management team’s strategy and process remain consistent.

On the economic front, there are continued signs of improvement in U.S. employment and housing offset by uncertainty around government spending. Internationally, China and Brazil appear to be slowing, while Europe remains sluggish. The Fund continues to hold a mix of stocks with strong growth prospects balanced by stocks of companies with more modest growth prospects but extremely attractive relative valuations. The management team feels this approach provides the best combination of long-term growth opportunities and near-term protection.

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SECTOR DIVERSIFICATION
Information Technology	27.6%
Consumer Discretionary	18.2%
Health Care	14.2%
Industrials	14.2%
Consumer Staples	11.8%
Other	8.9%
Financials	5.1%

Total	100.0%

As a percentage of net assets as of 6/30/13.

PERFORMANCE DISCUSSION

During the twelve-month period ended June 30, 2013, the Fund returned 11.21%, underperforming the Russell 1000® Growth Index, which returned 17.07% over the same period.

Notable detractors to the Fund’s performance during the past year included: SINA Corp., a provider of online and mobile media services; Select Comfort Corp., a manufacturer of air and specialty mattresses; Rackspace Hosting, Inc., a provider of managed hosting solutions; Coinstar, Inc. (now known as Outerwall Inc.), which owns and operates a nationwide network of supermarket-based machines that offer coin counting and other electronic services; and Apple Inc., which designs, develops, and manufactures microprocessor based personal computers.

Notable contributors to the Fund’s performance during the past year included: Kansas City Southern, which operates as a transportation holding company; The Home Depot, Inc., which retails and rents an assortment of building materials and home improvement products; Google Inc., which operates an Internet portal and search index website; Celgene Corp., which develops human pharmaceuticals and agrochemicals; and Actavis, Inc., which manufactures generic, brand and biologic pharmaceutical products.

FUND CHANGES

The Fund’s management team identified several new investment opportunities for the Fund during the period, including: Gilead Sciences, Inc., a research-based biopharmaceutical company; The Goldman Sachs Group, Inc., a global investment banking firm; PulteGroup Inc., a homebuilder; Alliance Data Systems Corp., a provider of transaction based customer loyalty solutions; and The Boeing Company, an aerospace manufacturer.

The team funded these positions in part by selling the Fund’s positions in: Check Point Software Technologies Ltd., a provider of security software; Ford Motor Company, an automobile manufacturer; Norfolk Southern Corporation, a coal and industrial products transporter; Sally Beauty Holdings, Inc., a professional beauty supply retailer and distributor; and SanDisk Corporation, a storage solutions manufacturer.

v

The Fund’s performance contained in the Management’s Discussion of Fund Performance is based on Class Y Shares of the Fund. Performance of the other classes of shares will differ. Management’s Discussion of Fund Performance presents information about the Fund’s holdings that are believed to be accurate, and the views of the portfolio managers, as of June 30, 2013. The Fund’s holdings, the information about the Fund’s holdings and the views of the portfolio managers may change, and the Fund disclaims any obligation to advise shareholders of any such changes. Discussions regarding specific holdings are for illustration only and are not intended as recommendations to purchase or sell individual stocks. A complete list of Fund holdings as of June 30, 2013 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

The Russell 1000® Growth Index is a capitalization-weighted index that measures the performance of those Russell 1000® companies (approximately 1,000 of the largest companies in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market) with higher price-to-book ratios and higher forecasted growth values. Index performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

vi

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vii

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2013 through June 30, 2013.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to

viii

an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Period* 1/1/13-6/30/13	Annualized Expense Ratios
Actual
Class Y	$1,000.00	$1,091.70	$7.36	1.42%
Class A	$1,000.00	$1,090.20	$8.66	1.67%
Class B	$1,000.00	$1,086.50	$12.47	2.41%
Class C	$1,000.00	$1,086.50	$12.52	2.42%
Class R	$1,000.00	$1,089.00	$9.94	1.92%
Hypothetical
Class Y	$1,000.00	$1,017.75	$7.10	1.42%
Class A	$1,000.00	$1,016.51	$8.35	1.67%
Class B	$1,000.00	$1,012.84	$12.03	2.41%
Class C	$1,000.00	$1,012.79	$12.08	2.42%
Class R	$1,000.00	$1,015.27	$9.59	1.92%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

ix

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x

Munder Growth Opportunities Fund

Portfolio of Investments, June 30, 2013

Shares		Value(a)

COMMON STOCKS — 100.1%
Consumer Discretionary — 18.2%
Hotels, Restaurants & Leisure — 0.7%
82,000	Brinker International Inc	$3,233,260

Household Durables — 1.2%
266,600	PulteGroup Inc †	5,057,402

Internet & Catalog Retail — 2.2%
8,500	Amazon.com Inc †	2,360,365
221,430	HomeAway Inc †	7,161,046

		9,521,411

Leisure Equipment & Products — 1.1%
50,720	Polaris Industries Inc	4,818,400

Media — 3.0%
190,900	Comcast Corp, Class A	7,994,892
79,590	DIRECTV †	4,904,336

		12,899,228

Multiline Retail — 1.7%
56,300	Dillard’s Inc, Class A	4,614,911
52,490	Macy’s Inc	2,519,520

		7,134,431

Specialty Retail — 8.3%
13,500	AutoZone Inc †	5,719,815
197,000	Chico’s FAS Inc	3,360,820
170,160	Home Depot Inc/The	13,182,295
113,000	Penske Automotive Group Inc	3,451,020
83,210	PetSmart Inc	5,574,238
90,000	TJX Cos Inc	4,505,400

		35,793,588

Total Consumer Discretionary		78,457,720

Consumer Staples — 11.8%
Beverages — 2.1%
110,000	PepsiCo Inc	8,996,900

Food & Staples Retailing — 3.7%
140,000	CVS Caremark Corp	8,005,200
97,800	Kroger Co/The	3,378,012
59,495	Wal-Mart Stores Inc	4,431,783

		15,814,995

See Notes to Financial Statements.

1

Munder Growth Opportunities Fund

Portfolio of Investments, June 30, 2013 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Consumer Staples (Continued)
Food Products — 0.8%
52,000	Ingredion Inc	$3,412,240

Household Products — 1.3%
102,000	Colgate-Palmolive Co	5,843,580

Tobacco — 3.9%
80,000	Lorillard Inc	3,494,400
154,515	Philip Morris International Inc	13,384,089

		16,878,489

Total Consumer Staples		50,946,204

Energy — 3.5%
Oil, Gas & Consumable Fuels — 3.5%
59,800	Exxon Mobil Corp	5,402,930
58,000	Marathon Petroleum Corp	4,121,480
39,500	Pioneer Natural Resources Co	5,717,625

Total Energy		15,242,035

Financials — 5.1%
Capital Markets — 1.6%
23,400	Goldman Sachs Group Inc/The	3,539,250
78,000	Waddell & Reed Financial Inc, Class A	3,393,000

		6,932,250

Commercial Banks — 1.0%
67,700	BB&T Corp	2,293,676
55,600	Wells Fargo & Co	2,294,612

		4,588,288

Diversified Financial Services — 0.9%
79,000	Citigroup Inc	3,789,630

Insurance — 0.6%
72,000	Amtrust Financial Services Inc	2,570,400

Real Estate Investment Trusts (REITs) — 1.0%
201,430	CBL & Associates Properties Inc	4,314,631

Total Financials		22,195,199

Health Care — 14.2%
Biotechnology — 5.6%
47,800	Alexion Pharmaceuticals Inc †	4,409,072
21,900	Amgen Inc	2,160,654

See Notes to Financial Statements.

2

Shares		Value(a)
Health Care (Continued)
Biotechnology (Continued)
15,500	Biogen Idec Inc †	$3,335,600
65,320	Celgene Corp †	7,636,561
133,000	Gilead Sciences Inc †	6,810,930

		24,352,817

Health Care Equipment & Supplies — 1.6%
128,465	Abbott Laboratories	4,480,859
4,495	Intuitive Surgical Inc †	2,277,077

		6,757,936

Health Care Providers & Services — 1.2%
72,000	Cigna Corp	5,219,280

Life Sciences Tools & Services — 1.5%
21,200	Mettler-Toledo International Inc †	4,265,440
25,400	Thermo Fisher Scientific Inc	2,149,602

		6,415,042

Pharmaceuticals — 4.3%
38,850	Actavis Inc †	4,903,647
97,000	Merck & Co Inc	4,505,650
294,000	Mylan Inc/PA †	9,122,820

		18,532,117

Total Health Care		61,277,192

Industrials — 14.2%
Aerospace & Defense — 3.5%
82,140	Boeing Co/The	8,414,422
85,000	Honeywell International Inc	6,743,900

		15,158,322

Electrical Equipment — 0.8%
91,000	Generac Holdings Inc	3,367,910

Machinery — 3.6%
39,000	Deere & Co	3,168,750
150,300	Flowserve Corp	8,117,703
111,000	Trinity Industries Inc	4,266,840

		15,553,293

See Notes to Financial Statements.

3

Munder Growth Opportunities Fund

Portfolio of Investments, June 30, 2013 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Industrials (Continued)
Professional Services — 2.5%
96,179	51job Inc, ADR †	$6,493,044
74,000	Equifax Inc	4,360,820

		10,853,864

Road & Rail — 2.8%
62,150	Kansas City Southern	6,585,414
36,300	Union Pacific Corp	5,600,364

		12,185,778

Trading Companies & Distributors — 1.0%
82,000	United Rentals Inc †	4,092,620

Total Industrials		61,211,787

Information Technology — 27.6%
Communications Equipment — 1.5%
263,500	Cisco Systems Inc	6,405,685

Computers & Peripherals — 4.3%
46,610	Apple Inc	18,461,289

Internet Software & Services — 6.0%
104,600	eBay Inc †	5,409,912
19,353	Google Inc, Class A †	17,037,801
56,000	NetEase Inc, ADR	3,537,520

		25,985,233

IT Services — 7.1%
83,400	Accenture PLC, Class A	6,001,464
44,300	Alliance Data Systems Corp †	8,019,629
10,450	International Business Machines Corp	1,997,099
17,400	Mastercard Inc, Class A	9,996,300
93,000	NeuStar Inc, Class A †	4,527,240

		30,541,732

Semiconductors & Semiconductor Equipment — 2.0%
44,979	ASML Holding NV, NYR	3,557,839
193,000	Maxim Integrated Products Inc	5,361,540

		8,919,379

See Notes to Financial Statements.

4

Shares		Value(a)

Information Technology (Continued)
Software — 6.7%
510,365	Microsoft Corp	$17,622,903
260,150	Oracle Corp	7,991,808
70,175	Red Hat Inc †	3,355,769

		28,970,480

Total Information Technology		119,283,798

Materials — 3.8%
Chemicals — 3.8%
30,080	CF Industries Holdings Inc	5,158,720
66,400	Monsanto Co	6,560,320
8,800	NewMarket Corp	2,310,528
14,000	Sherwin-Williams Co/The	2,472,400

Total Materials		16,501,968

Telecommunication Services — 1.7%
Diversified Telecommunication Services — 0.7%
92,000	AT&T Inc	3,256,800

Wireless Telecommunication Services — 1.0%
59,300	Crown Castle International Corp †	4,292,727

Total Telecommunication Services		7,549,527

TOTAL COMMON STOCKS
(Cost $384,102,639)		432,665,430

INVESTMENT COMPANIES — 0.1%
Multi-Industries — 0.1%
1,200	iShares Russell 1000 Growth ETF	87,288
330,168	State Street Institutional U.S. Government Money Market Fund	330,168

TOTAL INVESTMENT COMPANIES
(Cost $419,232)		417,456

TOTAL INVESTMENTS
(Cost $384,521,871)	100.2%	433,082,886
OTHER ASSETS AND LIABILITIES (Net)	(0.2)	(728,489)

NET ASSETS	100.0%	$432,354,397

See Notes to Financial Statements.

5

Munder Growth Opportunities Fund

Portfolio of Investments, June 30, 2013

†	Non-income producing security.
(a)	As of June 30, 2013, the values of the securities of the Fund were determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

ABBREVIATIONS:
ADR	—	American Depositary Receipt
NYR	—	New York Registered Shares
ETF	—	Exchange Traded Fund

See Notes to Financial Statements.

6

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7

Munder Growth Opportunities Fund

Statement of Assets and Liabilities, June 30, 2013

ASSETS:
Investments, at value (see accompanying schedule)	$433,082,886
Dividends and interest receivable	472,745
Receivable for investment securities sold	2,603,582
Receivable for Fund shares sold	92,178
Prepaid expenses and other assets	40,633

Total Assets	436,292,024

LIABILITIES:
Payable for investment securities purchased	1,622,630
Payable for Fund shares redeemed	1,070,586
Trustees’ fees and expenses payable	522,067
Transfer agency/record keeping fees payable	403,123
Distribution and shareholder servicing fees payable — Class A, B and R Shares	135,028
Administration fees payable	45,387
Investment advisory fees payable	26,748
Custody fees payable	7,983
Accrued expenses and other payables	104,075

Total Liabilities	3,937,627

NET ASSETS	$432,354,397

Investments, at cost	$384,521,871

See Notes to Financial Statements.

8

NET ASSETS consist of:
Accumulated net investment loss	$(945,110)
Accumulated net realized loss on investments sold	(108,046,009)
Net unrealized appreciation of investments	48,561,015
Paid-in capital	492,784,501

$432,354,397

NET ASSETS:
Class Y Shares	$19,993,907

Class A Shares	$333,868,578

Class B Shares	$6,582,546

Class C Shares	$70,993,809

Class R Shares	$915,557

SHARES OUTSTANDING:
Class Y Shares	622,325

Class A Shares	10,834,983

Class B Shares	240,391

Class C Shares	2,591,499

Class R Shares	30,428

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$32.13

CLASS A SHARES:
Net asset value and redemption price per share	$30.81

Maximum sales charge	5.50%
Maximum offering price per share	$32.60

CLASS B SHARES:
Net asset value and offering price per share*	$27.38

CLASS C SHARES:
Net asset value and offering price per share*	$27.39

CLASS R SHARES:
Net asset value, offering price and redemption price per share	$30.09

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

9

Munder Growth Opportunities Fund

Statement of Operations, For the Year Ended June 30, 2013

INVESTMENT INCOME:
Interest	$1,364
Dividends(a)	7,485,638

Total Investment Income	7,487,002

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	865,680
Class B Shares	84,806
Class C Shares	734,381
Class R Shares	4,425
Investment advisory fees	3,402,648
Transfer agency/record keeping fees	1,865,032
Administration fees	564,834
Trustees’ fees and expenses	246,177
Printing and mailing fees	152,110
Custody fees	95,968
Registration and filing fees	75,357
Legal and audit fees	43,320
Other	36,686

Total Expenses	8,171,424

NET INVESTMENT LOSS	(684,422)

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain from:
Security transactions	24,075,076
Foreign currency-related transactions	317
Net change in unrealized appreciation/(depreciation) of:
Securities	23,203,391
Foreign currency-related transactions	(247)

Net realized and unrealized gain on investments	47,278,537

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$46,594,115

(a)	Net of foreign withholding taxes of $8,194.

See Notes to Financial Statements.

10

Munder Growth Opportunities Fund

Statements of Changes in Net Assets

	Year Ended June 30, 2013	Year Ended June 30, 2012
Net investment loss	$(684,422)	$(2,385,893)
Net realized gain from security transactions and foreign currency-related transactions	24,075,393	12,104,476
Net change in net unrealized appreciation/(depreciation) of securities and foreign currency-related transactions	23,203,144	(13,612,995)

Net increase/(decrease) in net assets resulting from operations	46,594,115	(3,894,412)
Distributions to shareholders from net realized gain/loss:
Class Y Shares	—	(1,284,687)
Class A Shares	—	(16,873,571)
Class B Shares	—	(725,621)
Class C Shares	—	(4,017,732)
Class R Shares	—	(19,883)
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	(8,751,104)	13,911,255
Class A Shares	(51,864,309)	(6,961,837)
Class B Shares	(5,070,687)	(6,004,709)
Class C Shares	(9,928,263)	(4,756,513)
Class R Shares	79,873	369,389
Short-term trading fees	—	4

Net decrease in net assets	(28,940,375)	(30,258,317)
NET ASSETS:
Beginning of year	461,294,772	491,553,089

End of year	$432,354,397	$461,294,772

Accumulated net investment loss	$(945,110)	$(1,595,533)

See Notes to Financial Statements.

11

Munder Growth Opportunities Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended June 30, 2013	Year Ended June 30, 2012
Amount
Class Y Shares:
Sold	$2,812,510	$7,734,070
Issued as reinvestment of distributions	—	1,078,925
Proceeds received in merger	—	13,004,720
Redeemed	(11,563,614)	(7,906,460)

Net increase/(decrease)	$(8,751,104)	$13,911,255

Class A Shares:
Sold*	$11,881,346	$23,261,849
Issued as reinvestment of distributions	—	13,631,102
Proceeds received in merger	—	18,322,928
Redeemed	(63,745,655)	(62,177,716)

Net decrease	$(51,864,309)	$(6,961,837)

Class B Shares:
Sold	$22,736	$169,313
Issued as reinvestment of distributions	—	607,998
Proceeds received in merger	—	314,208
Redeemed*	(5,093,423)	(7,096,228)

Net decrease	$(5,070,687)	$(6,004,709)

Class C Shares:
Sold	$2,170,315	$2,907,065
Issued as reinvestment of distributions	—	2,950,061
Proceeds received in merger	—	1,927,870
Redeemed	(12,098,578)	(12,541,509)

Net decrease	$(9,928,263)	$(4,756,513)

Class R Shares:
Sold	$560,459	$469,161
Issued as reinvestment of distributions	—	18,120
Redeemed	(480,586)	(117,892)

Net increase	$79,873	$369,389

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

12

	Year Ended June 30, 2013	Year Ended June 30, 2012
Shares
Class Y Shares:
Sold	91,497	271,316
Issued as reinvestment of distributions	—	41,513
Issued in exchange for proceeds received in merger	—	458,555
Redeemed	(373,749)	(277,392)

Net increase/(decrease)	(282,252)	493,992

Class A Shares:
Sold*	405,269	851,567
Issued as reinvestment of distributions	—	544,808
Issued in exchange for proceeds received in merger	—	669,411
Redeemed	(2,157,375)	(2,265,782)

Net decrease	(1,752,106)	(199,996)

Class B Shares:
Sold	887	6,576
Issued as reinvestment of distributions	—	27,034
Issued in exchange for proceeds received in merger	—	12,674
Redeemed*	(195,309)	(285,952)

Net decrease	(194,422)	(239,668)

Class C Shares:
Sold	83,608	117,849
Issued as reinvestment of distributions	—	131,114
Issued in exchange for proceeds received in merger	—	77,737
Redeemed	(461,056)	(509,287)

Net decrease	(377,448)	(182,587)

Class R Shares:
Sold	19,599	18,197
Issued as reinvestment of distributions	—	738
Redeemed	(16,819)	(4,528)

Net increase	2,780	14,407

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

13

Munder Growth Opportunities Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares
	Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)		Year Ended 6/30/09(b)
Net asset value, beginning of period	$28.90	$30.48	$22.53	$17.94		$21.07

Income/(loss) from investment operations:
Net investment income/(loss)	0.07	(0.03)	(0.17)	(0.34)		(0.30)
Net realized and unrealized gain/ (loss) on investments	3.16	(0.22)	8.12	4.86		(2.83)

Total from investment operations	3.23	(0.25)	7.95	4.52		(3.13)

Less distributions:
Dividends from net realized gains	—	(1.33)	—	—		—

Short-term trading fees	—	0.00 (c)	—	—		0.00 (c)

Fair fund distribution proceeds	—	—	—	0.07		—

Net asset value, end of period	$32.13	$28.90	$30.48	$22.53		$17.94

Total return(d)	11.21%	(0.36)%	35.29%	25.59	%(e)	(14.90)%

Ratios to average net assets/ supplemental data:
Net assets, end of period (in 000’s)	$19,994	$26,138	$12,515	$10,752		$11,243
Ratio of operating expenses to average net assets	1.43%	1.42%	1.76%	2.00%		2.36%
Ratio of net investment income/(loss) to average net assets	0.21%	(0.12)%	(0.62)%	(1.51)%		(1.85)%
Portfolio turnover rate	93%	82%	122%	74%		71%

(a)	Class Y and Class A Shares of the Fund commenced operations on June 1, 1998 and August 19, 1996, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	If the Fund had not received litigation and fair fund distribution proceeds, the total return would have been 19.68% for Class Y Shares and 19.41% for Class A Shares.

See Notes to Financial Statements.

14

	A Shares
Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)		Year Ended 6/30/09(b)
$27.78	$29.44	$21.81	$17.41		$20.51

(0.01)	(0.10)	(0.22)	(0.39)		(0.33)

3.04	(0.23)	7.85	4.73		(2.77)

3.03	(0.33)	7.63	4.34		(3.10)

—	(1.33)	—	—		—

—	0.00 (c)	—	—		0.00 (c)

—	—	—	0.06		—

$30.81	$27.78	$29.44	$21.81		$17.41

10.91%	(0.61)%	34.92%	25.33	%(e)	(15.11)%

$333,869	$349,704	$376,437	$262,010		$210,683

1.68%	1.68%	1.99%	2.25%		2.62%

(0.03)%	(0.38)%	(0.82)%	(1.74)%		(2.10)%
93%	82%	122%	74%		71%

See Notes to Financial Statements.

15

Munder Growth Opportunities Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

(continued)

	B Shares
	Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)		Year Ended 6/30/09(b)
Net asset value, beginning of period	$24.88	$26.71	$19.94	$16.04		$19.02

Income/(loss) from investment operations:
Net investment loss	(0.21)	(0.28)	(0.39)	(0.51)		(0.41)
Net realized and unrealized gain/ (loss) on investments	2.71	(0.22)	7.16	4.36		(2.57)

Total from investment operations	2.50	(0.50)	6.77	3.85		(2.98)

Less distributions:
Dividends from net realized gains	—	(1.33)	—	—		—

Short-term trading fees	—	0.00 (c)	—	—		0.00 (c)

Fair fund distribution proceeds	—	—	—	0.05		—

Net asset value, end of period	$27.38	$24.88	$26.71	$19.94		$16.04

Total return(d)	10.09%	(1.37)%	33.95%	24.31	%(e)	(15.71)%

Ratios to average net assets/ supplemental data:
Net assets, end of period (in 000’s)	$6,583	$10,816	$18,014	$14,694		$15,137
Ratio of operating expenses to average net assets	2.43%	2.43%	2.75%	3.01%		3.38%
Ratio of net investment loss to average net assets	(0.80)%	(1.15)%	(1.58)%	(2.51)%		(2.85)%
Portfolio turnover rate	93%	82%	122%	74%		71%

(a)	Class B Shares and Class C Shares of the Fund commenced operations on June 1, 1998 and November 3, 1998, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	If the Fund had not received litigation and fair fund distribution proceeds, the total return would have been 18.39% for Class B Shares and 18.46% for Class C Shares.

See Notes to Financial Statements.

16

C Shares
Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)		Year Ended 6/30/09(b)
$24.89	$26.72	$19.95	$16.04		$19.03

(0.20)	(0.28)	(0.39)	(0.51)		(0.42)

2.70	(0.22)	7.16	4.37		(2.57)

2.50	(0.50)	6.77	3.86		(2.99)

—	(1.33)	—	—		—

—	0.00 (c)	—	—		0.00 (c)

—	—	—	0.05		—

$27.39	$24.89	$26.72	$19.95		$16.04

10.09%	(1.37)%	33.93%	24.38	%(e)	(15.76)%

$70,994	$73,885	$84,204	$54,588		$41,302

2.43%	2.43%	2.74%	3.00%		3.37%

(0.78)%	(1.13)%	(1.56)%	(2.48)%		(2.85)%
93%	82%	122%	74%		71%

See Notes to Financial Statements.

17

Munder Growth Opportunities Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

(continued)

	R Shares
	Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)		Year Ended 6/30/09(b)
Net asset value, beginning of period	$27.20	$28.92	$21.48	$17.20		$20.29

Income/(loss) from investment operations:
Net investment loss	(0.08)	(0.16)	(0.28)	(0.42)		(0.37)
Net realized and unrealized gain/ (loss) on investments	2.97	(0.23)	7.72	4.65		(2.72)

Total from investment operations	2.89	(0.39)	7.44	4.23		(3.09)

Less distributions:
Dividends from net realized gains	—	(1.33)	—	—		—

Short-term trading fees	—	0.00 (c)	—	—		0.00 (c)

Fair fund distribution proceeds	—	—	—	0.05		—

Net asset value, end of period	$30.09	$27.20	$28.92	$21.48		$17.20

Total return(d)	10.63%	(0.84)%	34.57%	24.94	%(e)	(15.27)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$916	$752	$383	$162		$28
Ratio of operating expenses to average net assets	1.93%	1.92%	2.22%	2.47%		2.72%
Ratio of net investment loss to average net assets	(0.27)%	(0.60)%	(1.03)%	(1.86)%		(2.19)%
Portfolio turnover rate	93%	82%	122%	74%		71%

(a)	Class R Shares of the Fund commenced operations on July 29, 2004.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

(e)	If the Fund had not received litigation and fair fund distribution proceeds, the total return would have been 19.01% for Class R Shares.

18

See Notes to Financial Statements.

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2013

1.	Organization

As of June 30, 2013, the Munder Funds consisted of 10 portfolios, each of which is a series of Munder Series Trust (“MST”). Information presented in these financial statements pertains only to one series of MST, the Munder Growth Opportunities Fund (the “Fund”). Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to provide long-term capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 5 classes of shares — Class A, Class B, Class C, Class R and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B shares are closed to new investors and accounts and additional purchases by existing Class B shareholders other than pursuant to an exchange or a distribution reinvestment. Class B Shares may be subject to a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class C Shares are sold without a front-end sales charge but may be subject to a CDSC. Class R and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

On September 16, 2011, the Growth Opportunities Fund acquired all of the assets and assumed all of the liabilities of the Munder Large-Cap Growth Fund (“Large-Cap Growth Fund”), a series of MST, in a tax-free exchange of shares and the subsequent liquidation of the Large-Cap Growth Fund (the “Large-Cap Growth Fund Reorganization”). The Agreement and Plan of Reorganization was approved by the Board of Trustees of MST on May 17, 2011. The primary reasons for the Large-Cap Growth Fund Reorganization included seeking to (i) provide improved performance for shareholders of the Large-Cap Growth Fund, (ii) reduce total expenses for shareholders of the Large-Cap Growth Fund, (iii) achieve greater asset levels in a single fund by combining two funds with a significant overlap in their portfolio holdings, identical investment objectives, similar investment strategies, and the same portfolio management team into a single fund, and (iv) eliminate certain costs of running the Large-Cap Growth Fund and Growth Opportunities Fund separately.

19

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2013 (continued)

Number of shares outstanding of the Large-Cap Growth Fund prior to merger:
Class A	787,819
Class B	25,827
Class C	156,980
Class K	490,252
Class Y	863,005

Exchange ratio and number of shares of the Growth Opportunities Fund issued for shares of the Large-Cap Growth Fund:

	Exchange Ratio	Shares
Class A	0.5232	412,176
Class B	0.4907	12,674
Class C	0.4952	77,737
Class A*	0.5247	257,235
Class Y	0.5313	458,555
Unrealized appreciation immediately prior to acquisition of all assets and assumption of all liabilities of the Large-Cap Growth Fund		$5,881,831
Accumulated net investment loss immediately prior to acquisition of all assets and assumption of all liabilities of the Large-Cap Growth Fund		$(76,786)

*	Class K shares of the Large-Cap Growth Fund merged into Class A shares of the Growth Opportunities Fund.

There were no undistributed income or gain amounts unpaid prior to the merger of the Large-Cap Growth Fund.

	Prior to Merger	After Merger
Net assets of the Large-Cap Growth Fund
Class A	$11,281,439	$—
Class B	314,208	—
Class C	1,927,870	—
Class K	7,041,489	—
Class Y	13,004,720	—
Net assets of the Growth Opportunities Fund
Class A	$340,875,197	$359,198,125
Class B	14,857,577	15,171,785
Class C	75,866,060	77,793,930
Class R	411,227	411,227
Class Y	13,346,812	26,351,532

For financial reporting purposes, the net assets received and shares issued by the Growth Opportunities Fund were recorded at fair market value. However, investments of the Large-Cap Growth Fund were carried forward to the Growth Opportunities Fund at cost for purposes of aligning ongoing financial reporting of the Growth Opportunities Fund’s realized and unrealized gains and losses with amounts that may be distributable to shareholders on a tax basis.

20

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2013 (continued)

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuation determinations may be made using a market-based approach that involves a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information. Discounts also may be applied due to the nature or duration of any restrictions on the disposition of the investments. The pricing committee monitors the valuation approaches that it employs by reviewing, without limitation, key inputs and assumptions and any related market activity. Due to

21

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2013 (continued)

the inherent uncertainty of fair valuations, a fair value may differ significantly from the value that would have been used had an active market existed.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2013:

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$433,082,886
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—

Total	$433,082,886

Securities or other financial instruments that transfer between levels during the period are treated as though the transfer occurred at the beginning of the period. There were no transfers into or out of any levels as described above during the fiscal year ended June 30, 2013.

22

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2013 (continued)

The following is a reconciliation of the assets for which significant unobservable inputs were used to determine fair value (Level 3) either at the beginning or end of the period:

Common Stock — Information Technology
Balance as of 6/30/12	$5,516
Transfer into Level 3	—
Transfer out of Level 3	—
Gross purchases	—
Gross sales	(868)
Accrued discounts	—
Accrued premiums	—
Realized gains	—
Realized losses	(212,572)
Change in unrealized appreciation/(depreciation)	207,924

Balance as of 6/30/13	$—

Net change in unrealized appreciation/(depreciation) from investments still held at the end of the year	$—

The type of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector and industry.

Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities, securities transactions, and items of income and expense denominated in foreign currencies are translated into U.S. dollars.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend income transactions.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains/(losses) from security transactions.

23

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2013 (continued)

Foreign Currency Spot Contracts: The Fund is subject to foreign currency rate risk in the normal course of pursuing its investment objectives. The Fund may use foreign currency spot contracts in an effort to facilitate transactions in foreign securities or to reduce exposure to foreign currency exchange rates. The value of such contracts is translated into U.S. dollars. Foreign currency spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) of foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, if any, is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities, if any, are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method, subject to certain minimums. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2013.

24

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2013 (continued)

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2010.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.75% on the first $1 billion of its average daily net assets; 0.725% of the next $1 billion of average daily net assets; and 0.70% of average daily net assets exceeding $2 billion. During the year ended June 30, 2013, the Fund paid an annual effective rate of 0.75% for advisory services.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee
First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2013, the Advisor earned $564,834 before payment of sub-administration fees and $381,081 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2013, the Fund paid an annual effective rate of 0.1245% for administrative services.

During the year ended June 30, 2013, each Trustee was paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee of MST, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also received an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2013, no

25

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2013 (continued)

officer, director or employee of the Advisor or any of its affiliates received any compensation from MST.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) that applies to the Fund’s Class A, Class B, Class C and Class R Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates payable under the Plan for each class, as a percentage of average daily net assets, were as follows:

Class A Shares 12b-1 Fees	Class B Shares 12b-1 Fees	Class C Shares 12b-1 Fees	Class R Shares 12b-1 Fees
0.25%	1.00%	1.00%	1.00%

For Class R Shares, the 12b-1 fees were limited to 0.50% pursuant to the Fund’s contract with its distributor.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short- term investments and U.S. government securities were $416,328,375 and $486,871,544, respectively, for the year ended June 30, 2013.

At June 30, 2013, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $57,852,834, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $9,252,451 and net appreciation for tax purposes was $48,600,383. At June 30, 2013, aggregate cost for tax purposes was $384,482,503.

6.	Investment Concentration

The Fund is subject to a fundamental policy, which cannot be changed without shareholder approval, to concentrate (i.e., invest at least 25% of its total assets) in securities of companies engaged in the research, design, development, manufacturing or distribution of products, processes or services for use with

26

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2013 (continued)

Internet-related businesses. The value of stocks of these companies is particularly vulnerable to rapid changes in technological product cycles, government regulation and competition. Technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

7.	Revolving Line of Credit

Effective December 5, 2012, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes a quarterly commitment fee on the daily amount of the unused commitment, allocated among the participating Munder Funds on the basis of relative net assets. Prior to December 5, 2012, the quarterly commitment fee was equal to 0.125% per annum. Effective December 5, 2012, the quarterly commitment fee is equal to 0.11% per annum. During the year ended June 30, 2013, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2013, total commitment fees for the Fund were $4,530.

8.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2013, permanent differences resulting primarily from net operating losses and expired carried-forward losses were reclassified at

27

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2013 (continued)

year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Accumulated Net Investment Loss	Accumulated Net Realized Loss	Paid-In Capital
$1,334,845	$135,015,009	$(136,349,854)

The tax character of dividends and distributions paid to shareholders during the year ended June 30, 2013 and June 30, 2012 was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
June 30, 2013	—	—	—
June 30, 2012	—	22,921,494	22,921,494

At June 30, 2013, the components of distributable earnings on a tax basis were as follows:

Late Year Ordinary Loss	Capital Loss Carryover	Unrealized Appreciation	Total
$(914,653)	$(108,085,378)	$48,600,383	$(60,399,648)

The differences between book and tax distributable earnings were primarily due to wash sales and deferred trustees’ fees.

Under the Regulated Investment Company Modernization Act of 2010, capital losses realized after June 30, 2011 may be carried forward indefinitely and will retain their tax character as either short-term or long-term. Capital losses realized prior to July 1, 2011 will continue to be subject to their original expiration dates and will continue to be treated as short-term losses. Capital losses that can be carried forward indefinitely must be utilized fully before using capital losses that expire.

As determined at June 30, 2013, the Fund had available for federal income tax purposes $108,085,378 of unused capital losses. These losses are short-term capital losses of which $48,842,725 expires in 2014, $8,435,734 expires in 2016, $39,983,361 expires in 2017 and $10,823,558 expires in 2018.

In addition, $17,774,805 of the losses expiring in 2014, 2016 and 2017 may be further limited as this amount was acquired in the reorganization with the Munder Technology Fund that occurred on April 23, 2010. Losses of $10,823,558, expiring in 2018, may be further limited as this amount was acquired in the reorganization with the Munder Large-Cap Growth Fund that occurred on September 16, 2011.

During the year ended June 30, 2013, $23,912,322 in carried-forward capital losses were utilized by the Fund and $135,015,340 of carried-forward capital losses expired unused.

28

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2013 (continued)

The Fund may elect to treat certain capital losses, net of certain capital gains, realized during the current fiscal year between November 1 and June 30 (“Post-October Losses”) as occurring on the first day of the following fiscal year. The Fund may also elect to treat net late-year ordinary losses, consisting of specified ordinary losses incurred during the current fiscal year between November 1 and June 30 and ordinary losses incurred during the current fiscal year between January 1 and June 30, as occurring on the first day of the following fiscal year. During the year ended June 30, 2013, the Fund elected to defer Post-October Losses of $0 and net late-year ordinary losses of $914,653.

29

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Growth Opportunities Fund and Board of Trustees of Munder Series Trust:

We have audited the accompanying statement of assets and liabilities of Munder Growth Opportunities Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”), including the portfolio of investments, as of June 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Growth Opportunities Fund of Munder Series Trust at June 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 23, 2013

30

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2013 (Unaudited)

10.	Tax Information (Unaudited)

For the fiscal year ended June 30, 2013, the Fund designated approximately $7,493,832 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rate.

11.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

12.	Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

13.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ended June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

14.	Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). At an in-person meeting held on May 13-14, 2013, the Board of Trustees unanimously voted to approve the continuation of the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2013.

In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, information

31

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2013 (Unaudited) (continued)

that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. The Board and counsel to the “Non-Interested Trustees” had an opportunity to review such information in advance of the meeting. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.)

Both in Board meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other Board meetings held during the course of the fiscal year (including, in particular, the February 2013 Board meeting), the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the fiscal year, regarding the Advisor, its services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” were separately advised by their independent legal counsel, with respect to the specific information requested for their consideration as well as with their deliberations regarding the continuation of the Advisory Agreement. The discussion below is not intended to be all-inclusive or intended to touch on every fact or issue that the Board took into consideration regarding the renewal of the Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information as part of its robust evaluation process. The determination to approve the continuance of the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information requested and provided to the Board. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the general experience, business, operations and financial condition of the Advisor. In connection with these considerations, the Board was presented

32

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2013 (Unaudited) (continued)

with detailed information concerning the organizational and ownership structure of the Advisor, recent changes within the Advisor’s organization (including key personnel changes) and the financial condition of the Advisor;

•

the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund. In connection with these considerations, the Board was presented with detailed information concerning key portfolio management positions at the Advisor, personnel changes and changes in employee responsibilities within the Advisor in 2012 and 2013, the organizational structure and depth of the Advisor’s portfolio management team, and the structure of the Advisor’s compensation of key investment personnel;

•	the services provided by the Advisor to the Fund during the previous year and the services anticipated to be provided to the Fund in the upcoming year;

•

the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through contractual waivers of a portion of the investment advisory fees, the addition of contractual fee breakpoints or a contractual reduction of its advisory fees), although no such adjustments were made to the Fund’s investment advisory fees during the current period;

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the Advisor’s marketing efforts with respect to the Munder Funds in recent years and on an ongoing basis;

•

the actions the Advisor had taken, or recommendations the Advisor made that resulted in the Munder Funds taking actions, that benefited certain funds over the past year, including obtaining an order from the Securities and Exchange Commission permitting the Munder Funds to be operated in a manager of managers structure (subject to shareholder approval, as applicable);

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of the Advisory Agreement.

33

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2013 (Unaudited) (continued)

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board supported approval of the continuance of the Advisory Agreement.

(b) The investment performance of the Fund and the Advisor: The Board considered the relative performance of the Fund against a variety of standards as of December 31, 2012, including (1) the one-, three-, five- and ten-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares compared to the performance of the Fund’s benchmark index and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-, three-, five- and ten-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the three-, five- and ten-year and the overall “star” ratings of the Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of the Fund’s Class Y Shares for the one-, three- and five-year periods as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies, among other factors; and (5) the Fund’s one-, three-, five- and ten-year total returns as compared to the performance of other funds in the same Morningstar category as the Fund.

In this regard, the Board considered that as of December 31, 2012: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, exceeded the performance of its benchmark for the five- and ten-year and since inception periods but trailed the performance of its benchmark for the one- and three-year periods, and (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, exceeded the median performance of the Fund’s Lipper peer group for the five- and ten-year periods but trailed the median performance of the Fund’s Lipper peer group for the one- and three-year periods. In addition, the Board considered the performance of the Fund against various performance benchmarks for periods ended March 31, 2013. The Board also considered information provided by the Advisor regarding its ongoing efforts to enhance investment results both with respect to the Fund and generally with respect to all of the Munder Funds.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund supported approval of the continuance of the Advisory Agreement.

(c) The costs of the services to be provided and profits expected to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs of and profits realized by the Advisor in 2012, and projections by the Advisor as to the expected costs of and profits expected to be realized by the

34

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2013 (Unaudited) (continued)

Advisor over the 12 months ending on December 31, 2013, with respect to all services provided by the Advisor to the Fund, based on certain assumptions disclosed to the Board. The Board considered the costs relating to the Advisor’s services in light of the Fund’s performance. Based on these facts, the Board concluded that the profits that are expected to be realized by the Advisor with respect to the Fund were not unreasonable in light of the costs relating to the services that the Advisor provides to the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years, and on an ongoing basis, to review the advisory and other fees and expenses of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (by reducing its contractual advisory fees, through the implementation of contractual breakpoints or through the implementation of contractual waivers) in an overall effort to reduce the total operating expenses of the Munder Funds. The Board also considered that the Advisor had implemented contractual advisory fee breakpoints, reductions in contractual advisory fees or contractual advisory fee waivers with respect to certain of the Munder Funds in recent years, including reductions in contractual advisory fees with respect to the Fund in 2010 and 2011. The Board also noted the contractual breakpoints in the advisory fee schedule for the Fund. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders in the future.

In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its significant efforts in recent years to renegotiate contracts with other service providers for the Funds in order to (i) enhance and/or clarify the services to be provided to the Munder Funds and (ii) reduce the total operating expense ratios of the Munder Funds. In particular, the Board considered the Advisor’s negotiation (for the benefit of the Munder Funds) of a reduction in the transfer agency fees effective beginning in June 2011.

Based on these facts and considerations, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). In addition, the Board received separate information generated from Strategic Insight Mutual

35

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2013 (Unaudited) (continued)

Fund Research and Consulting, LLC, a third-party mutual fund data provider, which compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers. The Board considered information from a third-party consultant (which the Board had engaged in connection with prior evaluations of the Munder Funds’ fees) as to the methodology established for analyzing the reasonableness of advisory fees. The Board was advised that as of December 31, 2012, the Advisor had no other investment advisory clients that had investment objectives and strategies that were substantially similar to those of the Fund.

The Board also considered the Fund’s total operating expense ratio (on both a gross and net basis) in comparison to those of a small group of funds in the same Morningstar category as the Fund and with average assets comparable to the Fund, and the Fund’s total operating expense ratio on a gross basis (and certain components of the total operating expense ratio) in comparison to a larger group of funds in the same Morningstar category as the Fund.

Based on these considerations and comparisons, the Board concluded that the current advisory fee and total expense ratio of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor from its relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that consultants and potential institutional separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor might obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, while money managers may benefit from the use of “soft dollars” obtained from broker-dealers through the payment of commissions on trades in client accounts, the Advisor limits soft dollar usage to research and brokerage products and services that the Advisor believes are permitted under the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934. Based on these facts and considerations, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

Based upon its thorough review and evaluation of the information requested and provided and the factors and issues addressed above, among others, and following discussion and having reached certain conclusions, as discussed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2013.

36

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2013 (Unaudited) (continued)

15.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds as of June 30, 2013, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 65	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	Chairman, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 9/11); President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (12/05 to 9/11).	10	NVR, Inc. (homebuilding and mortgage banking) (since 12/11); Chesapeake Lodging Trust (real estate investment trust) (since 1/10); DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 66	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	10	None

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 75	Trustee	Indefinite; since 11/89	Retired (since 7/09); Vice President, Macomb Community College (7/01-6/09); Dean, Macomb Community College (9/97-6/09).	10	None

37

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2013 (Unaudited) (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 64	Trustee	Indefinite; since 2/03	President, Business Roundtable (association of business chief executive officers) (since 1/11); President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (10/04-1/11).	10	K12, Inc. (provider of online education) (since 11/12); Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Delta Airlines (10/08 to 7/12); Northwest Airlines (4/03 to 10/08).

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 54	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05).	10	Masco Corporation (manufacturer of home improvement and building products) (since 12/06); Taubman Centers, Inc. (real estate investment trust) (since 1/97).
Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 74	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	10	CMS Energy Corporation (utility company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” as defined under the 1940 Act. Mr. Monahan beneficially owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., a sub-advisor to a separate series of MST. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

38

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2013 (Unaudited) (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Officers

James V. FitzGerald 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 53	President and Principal Executive Officer	through 2/14; since 1/10	President and Chief Operating Officer of Munder Capital Management (investment advisor) (since 1/10); Director, Munder Capital Holdings, LLC (investment advisor holding company) (since 1/10); President and Chief Operating Officer of Integrity Asset Management, LLC (investment advisor) (since 6/12); President and Chief Operating Officer of Pierce Street Advisors, LLC (investment advisor) (since 1/10); President of Munder Capital Management (6/09 to 1/10); Managing Director, Distribution and Chief Marketing Officer of Munder Capital Management (6/07 to 6/09).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 55	Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer	through 2/14; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Integrity Asset Management, LLC (investment advisor) (since 6/12); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF Offshore Fund Ltd. (since 5/09).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 47	Vice President and Principal Financial Officer	through 2/14; since 2/01	Managing Director and Chief Financial Officer of Munder Capital Management (investment advisor) (since 9/08); Managing Director, Chief Financial Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 9/08); Managing Director and Chief Financial Officer of Integrity Asset Management, LLC (investment advisor) (since 6/12); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Management (6/07 to 9/08); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (12/06 to 9/08).

David W. Rumph 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 41	Treasurer and Principal Accounting Officer	through 2/14; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08).

Bradford E. Smith 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 41	Assistant Treasurer	through 2/14; since 5/00	Director of Operations of Munder Capital Management (investment advisor) (since 5/10); Director of Mutual Fund Operations of Munder Capital Management (investment advisor) (3/01 to 5/10).

39

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2013 (Unaudited) (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years

Kevin R. Kuhl 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 37	Assistant Treasurer	through 2/14; since 8/04	Director, Accounting of Munder Capital Management (investment advisor) (since 7/08); Manager of Mutual Fund Administration of Munder Capital Management (1/08 to 07/08).

Mary Ann C. Shumaker 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 58	Assistant Secretary	through 2/14; since 8/99	Associate General Counsel and Assistant Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Assistant Secretary of Munder Capital Management (investment advisor) (since 2/05); Associate General Counsel of Munder Capital Management (since 3/98); Associate General Counsel and Assistant Secretary of Integrity Asset Management, LLC (investment advisor) (since 6/12).

Amy D. Eisenbeis 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 48	Assistant Secretary	through 2/14; since 2/05	Associate General Counsel of Munder Capital Management (investment advisor) (since 10/04).

Francine S. Hayes One Lincoln Street Boston, MA 02111 Age 45	Assistant Secretary	through 2/14; since 5/10	Vice President and Managing Counsel of State Street Bank and Trust Company (since 2004).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

40

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41

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman

John Rakolta, Jr., Vice Chairman

Joseph E. Champagne

John Engler

Michael T. Monahan

Lisa A. Payne

OFFICERS

James V. FitzGerald, President and Principal Executive Officer

Peter K. Hoglund, Vice President and Principal Financial Officer

Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer

David W. Rumph, Treasurer and Principal Accounting Officer

Amy D. Eisenbeis, Assistant Secretary

Francine S. Hayes, Assistant Secretary

Mary Ann C. Shumaker, Assistant Secretary

Kevin R. Kuhl, Assistant Treasurer

Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management

Munder Capital Center

480 Pierce Street

Birmingham, MI 48009

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC

Three Canel Plaza, Suite 100

Portland, ME 04101

LEGAL COUNSEL

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

ANNGROWTH613

ANNUAL REPORT

June 30, 2013

Munder Index 500 Fund

Class Y, A, B, K & R Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munder.com/ edelivery

The Munder Funds® Letter to Shareholders

DEAR SHAREHOLDERS:

As 2012 yielded to the new year, the situation was this: the recent Presidential election was over, the “fiscal cliff” was in the rearview mirror, Washington remained mired in gridlock, economic growth was positive but spotty, concerns over sovereign debt remained high, the yield on 10-year Treasury notes was historically low (and poised to go lower) and prognosticators were mixed on their 2013 views. In short, there were a lot of mixed messages in the markets. Therefore, the exceptionally strong domestic equity market rally that began in January and ran through mid-June presented a welcome, but at times confusing, surprise. In the U.S., appetite for risk was clearly increasing, as evidenced by robust U.S. equity returns. In particular, the demand for yield led investors to U.S. dividend paying stocks. Corporate earnings were solid if not spectacular, with the S&P 500® Index, a measure of the large-capitalization sector of the U.S. stock market, on track to deliver record profits. All global markets were buoyed by the continued policy of quantitative easing by the Federal Reserve. Sovereign debt drama receded, and by late spring, the floral scent of optimism blew through Wall Street. Then, investors were introduced to a new, and apparently terrifying, term –“tapering”. When the Chairman of the Board of Governors of the Federal Reserve System announced its decision to begin the long process of reducing the historic monetary stimulus, the markets reacted quickly and negatively. From Mr. Bernanke’s press conference on June 19 through June 30, 2013, the S&P 500® declined 2.70% and the yield on 10-year Treasury notes spiked by as much as 100 basis points. Headlines and pundits heralded the beginning of the end, despite the Fed’s comments that the process would be very long and would not begin anytime soon, and certainly not until economic improvement supported such a move. In any event, a perfectly lovely market rally hit a speed bump as the sun set on the second quarter.

Despite the roiling markets in the last two weeks of June, the strong markets preceding the Fed’s announcement provided a cushion to investors, as year-to-date and twelve-month returns ended June 30, 2013 were impressive. For the six months and twelve months ended June 30, the S&P 500® was up 13.82% and 20.60%, respectively. Mid-cap and small-cap stocks continued to outperform their larger-cap cousins. The Russell Midcap® Index, a measure of the mid-cap segment of the U.S. equity universe, was up 15.45% and 25.41% for the six and twelve months ended June 30, and the Russell 2000® Index, a measure of the small-cap segment of the U.S. equity universe, returned 15.86% and 24.21% for the six and twelve months ended June 30.

Following strong outperformance relative to domestic equities in the fourth quarter of 2012, international equities significantly underperformed their domestic rivals for the six months ended June 30, 2013. The MSCI EAFE Index (net dividends), a measure of developed equity markets excluding the U.S. and Canada, returned a relatively paltry 4.10% for the six-month period, bringing its twelve-month return to 18.62%, well below U.S. equities. Emerging markets were hit even harder, with the MSCI Emerging Markets Index falling deep into negative territory (-9.40%) for the six months ended June 30, resulting in a return of 3.23% for the twelve months ended June 30, 2013. With the continued globalization of business, we view this underperformance as an opportunity for investors to make certain they have a well diversified asset allocation to enhance risk adjusted returns.

A couple of unconnected drivers drove fixed income returns to negative territory. First, as investors’ appetite for risk increased, investors rotated out of less risky fixed income securities into equities, placing selling pressure on fixed income values. Then, as the fixed income safe haven was beginning to feel unloved by the investing public, the Fed introduced the blasted “tapering” concept, raising the specter of higher rates, which also worked to erode fixed income returns. To wit, the Barclays U.S. Aggregate Bond Index, a measure of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, returned -2.44% for the six months ended June 30, and -0.69% for the twelve months ended June 30, 2013.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, I encourage you to contact your financial advisor. You may also contact the Funds at 1-800-468-6337 or through our website at www.munder.com. My colleagues and I sincerely appreciate the confidence you have placed in the Munder Funds and we value the opportunity to help you meet your investment goals.

Very Truly Yours,

James FitzGerald

President and Principal Executive Officer, The Munder Funds

President, Munder Capital Management

ii	Performance History
iv	Management’s Discussion of Fund Performance
viii	Shareholder Fee Example

1	Portfolio of Investments
20	Statement of Assets and Liabilities
22	Statement of Operations
23	Statements of Changes in Net Assets
24	Statements of Changes in Net Assets — Capital Stock Activity
26	Financial Highlights
31	Notes to Financial Statements
40	Report of Independent Registered Public Accounting Firm
41	Notes to Financial Statements — Unaudited

Risks:    Equity securities (stocks) are more volatile and carry more risk, but generally provide greater return potential, than investments in certain other securities, like high-grade fixed income securities. Large-cap stocks generally have less volatility than smaller-cap and certain specialty securities, such as technology investments. Because the Fund’s goal is to invest in securities included in an index without regard to market trends, it may be particularly susceptible to a general decline in the market represented by that index.

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus and summary prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus and summary prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

Munder Funds distributed through Funds Distributor, LLC.

i

Performance History (Unaudited)

The line graph represents the performance of the Fund’s Class Y Shares. Due to differing sales charges and expenses, performance of classes not shown in the graph will differ. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

GROWTH OF AN ASSUMED $10,000 INVESTMENT SINCE INCEPTION(1)

THROUGH 6/30/13

Class (Inception Date)	With Load		Without Load	S&P 500® Index
CLASS Y (12/1/91)	N/A		$60,804	$66,231
CLASS A (12/9/92)	$48,058	(2)	$49,300	$55,140
CLASS B (10/31/95)	N/A		$33,696	$38,180
CLASS K (12/7/92)	N/A		$48,705	$55,778
CLASS R (7/29/04)	N/A		$16,204	$17,668

ii

AVERAGE ANNUAL TOTAL RETURNS (AS OF 6/30/13)

Class (Inception Date)	One Year w/load		One Year w/out load	Five Years w/load		Five Years w/out load	Ten Years w/load		Ten Years w/out load	Since Inception w/load		Since Inception w/out load
CLASS Y (12/1/91)	N/A		19.94%	N/A		6.55%	N/A		6.86%	N/A		8.72%
CLASS A (12/9/92)	16.80%	(2)	19.77%	5.85%	(2)	6.39%	6.38%	(2)	6.65%	7.93%	(2)	8.07%
CLASS B (10/31/95)	16.35%	(3)	19.35%	5.89%	(3)	6.01%	N/A		6.40%	N/A		7.12%
CLASS K (12/7/92)	N/A		19.68%	N/A		6.28%	N/A		6.59%	N/A		8.00%
CLASS R (7/29/04)	N/A		19.31%	N/A		6.00%	N/A		N/A	N/A		5.56%

(1)	Amounts represent the growth of a $10,000 investment since inception of the share class.
(2)	Reflects the deduction of the maximum sales charge of 2.50% for Class A Shares.
(3)	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, for Class Y, A, B, K and R Shares during the fiscal year ended 6/30/12 the gross expense ratios were 0.65%, 0.90%, 1.65%, 0.90% and 1.16%, respectively, and for Class A and B Shares the net expense ratios were 0.80% and 1.15%, respectively. Expense ratios for the fiscal year ended 6/30/13 are included in this Annual Report in the Financial Highlights. Munder Capital Management limited certain expenses of the Fund’s Class Y, A, B and K Shares during the calendar years from their inceptions through 2000. Funds Distributor, LLC also limited certain 12b-1 fees for Class A Shares of the Fund during the 2008-2013 calendar years and Class B Shares of the Fund during the calendar years since inception. Total returns would have been lower if Munder Capital Management and Funds Distributor, LLC had not limited expenses during those periods. Funds Distributor’s expense limitations are voluntary and may be terminated at any time.

iii

Management’s Discussion of Fund Performance (Unaudited)

INVESTMENT PROCESS HIGHLIGHTS

The Munder Index 500 Fund seeks to provide performance and income that is comparable to the S&P 500® Index. The Fund’s management team employs an “indexing” investment approach, which tries to replicate the composition and performance of the S&P 500® using quantitative systems and tools. The Fund typically holds the same 500 stocks as those held in the Index and the weight of each of the holdings is closely monitored relative to its weight in the S&P 500®. The Fund’s management team rebalances holdings regularly to help minimize deviations between performance of the Fund and the Index.

INVESTING ENVIRONMENT

Large-cap securities posted some impressive gains over the twelve months ended June 30, 2013, boosted by increasingly positive economic data and renewed buyer confidence in equities. This investor confidence was evidenced by the migration of money from fixed income securities into equities, which sustained the extended stock market rally. During this time period many of the well known equity benchmarks reached historical highs. After seven straight months of gains, June ended the twelve month period with a negative return as investors became suspicious that the federal government would soon be bringing the quantitative easing program to an end.

iv

SECTOR DIVERSIFICATION
Information Technology	16.9%
Financials	15.8%
Health Care	12.1%
Consumer Discretionary	11.5%
Energy	10.0%
Consumer Staples	9.9%
Industrials	9.6%
Other	14.2%

Net Assets	100.00%

As a percentage of net assets as of 6/30/13

PERFORMANCE DISCUSSION

During the twelve-month period ended June 30, 2013, the Fund returned 19.94%, underperforming the S&P 500® Index, which returned 20.60% over the same period.

The difference in returns between the Fund and the S&P 500® Index is due primarily to the fact that expenses are deducted from the Fund before its return is calculated.

FUND CHANGES

New securities added to the Index during the period included: General Motors Company, an auto manufacturer; Kansas City Southern, a railroad system operator; Regeneron Pharmaceuticals, Inc., a biopharmaceutical company; PVH Corp., a clothing manufacturer; and AbbVie Inc., a pharmaceutical company.

Securities removed from the Index during the period included: H.J. Heinz Company, a processed foods manufacturer; Dean Foods Company, a food and beverage company; MetroPCS Communications Inc., a telecommunications provider; Big Lots Inc., a retail store operator; and Federated Investors, Inc., an investment management firm.

The Fund’s performance contained in the Management’s Discussion of Fund Performance is based on Class Y Shares of the Fund. Performance of the other classes of shares will differ. Management’s Discussion of Fund Performance presents information about the Fund’s holdings that are believed to be accurate, and the views of the portfolio managers, as of June 30, 2013. The Fund’s holdings, the information about the Fund’s holdings and the views of the portfolio managers may change, and the Fund disclaims any obligation to advise shareholders of any such changes. Discussions regarding specific holdings are for illustration only and are not intended as recommendations to purchase or sell individual stocks. A complete list of Fund holdings as of June 30, 2013 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

The S&P 500® Index is a widely recognized capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. stock

v

market. Index performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

vi

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vii

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2013 through June 30, 2013.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A or Class B Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

viii

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Period* 1/1/13-6/30/13	Annualized Expense Ratio
Actual
Class Y	$1,000.00	$1,135.70	$2.97	0.56%
Class A	$1,000.00	$1,134.80	$3.76	0.71%
Class B	$1,000.00	$1,132.80	$5.66	1.07%
Class K	$1,000.00	$1,134.40	$4.34	0.82%
Class R	$1,000.00	$1,132.40	$5.60	1.06%
Hypothetical
Class Y	$1,000.00	$1,022.02	$2.81	0.56%
Class A	$1,000.00	$1,021.27	$3.56	0.71%
Class B	$1,000.00	$1,019.49	$5.36	1.07%
Class K	$1,000.00	$1,020.73	$4.11	0.82%
Class R	$1,000.00	$1,019.54	$5.31	1.06%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

ix

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x

Munder Index 500 Fund

Portfolio of Investments, June 30, 2013

Shares		Value(a)

COMMON STOCKS — 94.7%
Consumer Discretionary — 11.5%
Auto Components — 0.3%
1,930	BorgWarner Inc †	$166,269
4,858	Delphi Automotive PLC	246,252
4,003	Goodyear Tire & Rubber Co/The †	61,206
11,444	Johnson Controls Inc	409,581

		883,308

Automobiles — 0.6%
65,682	Ford Motor Co	1,016,101
12,862	General Motors Co †	428,433
3,744	Harley-Davidson Inc	205,246

		1,649,780

Distributors — 0.1%
2,589	Genuine Parts Co	202,123

Diversified Consumer Services — 0.1%
4,549	H&R Block Inc	126,235

Hotels, Restaurants & Leisure — 1.7%
7,418	Carnival Corp	254,363
516	Chipotle Mexican Grill Inc †	188,005
2,168	Darden Restaurants Inc	109,441
4,313	International Game Technology	72,070
3,974	Marriott International Inc/DE, Class A	160,430
16,750	McDonald’s Corp	1,658,250
12,509	Starbucks Corp	819,214
3,250	Starwood Hotels & Resorts Worldwide Inc	205,368
2,228	Wyndham Worldwide Corp	127,508
1,333	Wynn Resorts Ltd	170,624
7,515	Yum! Brands Inc	521,090

		4,286,363

Household Durables — 0.3%
4,684	DR Horton Inc	99,675
1,786	Garmin Ltd	64,582
1,108	Harman International Industries Inc	60,053
2,329	Leggett & Platt Inc	72,409
2,693	Lennar Corp, Class A	97,056
4,820	Newell Rubbermaid Inc	126,525
5,697	PulteGroup Inc †	108,072
1,322	Whirlpool Corp	151,184

		779,556

See Notes to Financial Statements.

Munder Index 500 Fund

Portfolio of Investments, June 30, 2013 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Consumer Discretionary (Continued)
Internet & Catalog Retail — 1.1%
6,084	Amazon.com Inc †	$1,689,466
1,523	Expedia Inc	91,609
938	Netflix Inc †	198,002
861	priceline.com Inc †	712,159
1,844	TripAdvisor Inc †	112,244

		2,803,480

Leisure Equipment & Products — 0.1%
1,869	Hasbro Inc	83,787
5,770	Mattel Inc	261,439

		345,226

Media — 3.5%
3,498	Cablevision Systems Corp, Class A	58,836
9,545	CBS Corp, Class B, Non-Voting	466,464
43,998	Comcast Corp, Class A	1,842,636
9,349	DIRECTV †	576,086
4,088	Discovery Communications Inc, Class A †	315,635
3,748	Gannett Co Inc	91,676
7,157	Interpublic Group of Cos Inc/The	104,134
33,257	News Corp, Class A	1,084,178
4,320	Omnicom Group Inc	271,599
1,403	Scripps Networks Interactive Inc, Class A	93,664
4,861	Time Warner Cable Inc	546,765
15,574	Time Warner Inc	900,489
7,428	Viacom Inc, Class B	505,476
30,089	Walt Disney Co/The	1,900,120
73	Washington Post Co/The, Class B	35,315

		8,793,073

Multiline Retail — 0.8%
5,032	Dollar General Corp †	253,764
3,706	Dollar Tree Inc †	188,413
1,567	Family Dollar Stores Inc	97,640
2,420	JC Penney Co Inc †	41,334
3,452	Kohl’s Corp	174,360
6,448	Macy’s Inc	309,504
2,442	Nordstrom Inc	146,373
10,721	Target Corp	738,248

		1,949,636

See Notes to Financial Statements.

Shares		Value(a)

Consumer Discretionary (Continued)
Specialty Retail — 2.2%
1,297	Abercrombie & Fitch Co, Class A	$58,689
631	AutoNation Inc †	27,379
607	AutoZone Inc †	257,180
3,652	Bed Bath & Beyond Inc †	258,927
4,485	Best Buy Co Inc	122,575
3,722	CarMax Inc †	171,808
1,976	GameStop Corp, Class A	83,051
4,848	Gap Inc/The	202,307
24,391	Home Depot Inc/The	1,889,571
4,013	L Brands Inc	197,640
17,917	Lowe’s Cos Inc	732,805
1,845	O’Reilly Automotive Inc †	207,784
1,753	PetSmart Inc	117,433
3,672	Ross Stores Inc	237,982
10,993	Staples Inc	174,349
2,003	Tiffany & Co	145,899
12,025	TJX Cos Inc	601,972
1,785	Urban Outfitters Inc †	71,793

		5,559,144

Textiles, Apparel & Luxury Goods — 0.7%
4,694	Coach Inc	267,980
871	Fossil Group Inc †	89,983
12,093	NIKE Inc, Class B	770,082
1,354	PVH Corp	169,318
1,017	Ralph Lauren Corp	176,694
1,463	VF Corp	282,447

		1,756,504

Total Consumer Discretionary		29,134,428

Consumer Staples — 9.9%
Beverages — 2.3%
2,688	Beam Inc	169,640
2,534	Brown-Forman Corp, Class B	171,172
63,995	Coca-Cola Co/The	2,566,839
4,280	Coca-Cola Enterprises Inc	150,485
2,574	Constellation Brands Inc, Class A †	134,157
3,409	Dr Pepper Snapple Group Inc	156,575
2,623	Molson Coors Brewing Co, Class B	125,537

See Notes to Financial Statements.

Munder Index 500 Fund

Portfolio of Investments, June 30, 2013 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Consumer Staples (Continued)
Beverages (Continued)
2,412	Monster Beverage Corp †	$146,577
25,837	PepsiCo Inc	2,113,208

		5,734,190

Food & Staples Retailing — 2.2%
7,296	Costco Wholesale Corp	806,719
20,457	CVS Caremark Corp	1,169,731
8,689	Kroger Co/The	300,118
4,028	Safeway Inc	95,303
9,915	Sysco Corp	338,696
27,373	Wal-Mart Stores Inc (b)	2,039,015
14,405	Walgreen Co	636,701
5,763	Whole Foods Market Inc	296,679

		5,682,962

Food Products — 1.6%
11,011	Archer-Daniels-Midland Co	373,383
2,982	Campbell Soup Co	133,564
6,963	ConAgra Foods Inc	243,218
10,770	General Mills Inc	522,668
2,504	Hershey Co/The	223,557
2,193	Hormel Foods Corp	84,606
1,792	JM Smucker Co/The	184,845
4,239	Kellogg Co	272,271
9,932	Kraft Foods Group Inc	554,901
2,203	McCormick & Co Inc/MD, Non-Voting	155,003
3,382	Mead Johnson Nutrition Co	267,956
29,814	Mondelez International Inc, Class A	850,593
4,742	Tyson Foods Inc, Class A	121,774

		3,988,339

Household Products — 2.0%
2,199	Clorox Co/The	182,825
14,649	Colgate-Palmolive Co	839,241
6,425	Kimberly-Clark Corp	624,125
45,792	Procter & Gamble Co/The	3,525,526

		5,171,717

Personal Products — 0.2%
7,236	Avon Products Inc	152,173
4,017	Estee Lauder Cos Inc/The, Class A	264,198

		416,371

See Notes to Financial Statements.

Shares		Value(a)

Consumer Staples (Continued)
Tobacco — 1.6%
33,560	Altria Group Inc	$1,174,264
6,311	Lorillard Inc	275,664
27,325	Philip Morris International Inc	2,366,892
5,319	Reynolds American Inc	257,280

		4,074,100

Total Consumer Staples		25,067,679

Energy — 10.0%
Energy Equipment & Services — 1.7%
7,382	Baker Hughes Inc	340,532
4,144	Cameron International Corp †	253,447
1,134	Diamond Offshore Drilling Inc	78,008
3,892	Ensco PLC, Class A	226,203
3,962	FMC Technologies Inc †	220,604
15,572	Halliburton Co	649,664
1,777	Helmerich & Payne Inc	110,973
4,922	Nabors Industries Ltd	75,356
7,138	National Oilwell Varco Inc	491,808
4,231	Noble Corp	159,001
2,026	Rowan Cos Plc, Class A †	69,026
22,212	Schlumberger Ltd	1,591,712

		4,266,334

Oil, Gas & Consumable Fuels — 8.3%
8,378	Anadarko Petroleum Corp	719,922
6,547	Apache Corp	548,835
3,521	Cabot Oil & Gas Corp	250,061
8,670	Chesapeake Energy Corp	176,695
32,396	Chevron Corp	3,833,743
20,428	ConocoPhillips	1,235,894
3,819	Consol Energy Inc	103,495
6,092	Denbury Resources Inc †	105,513
6,308	Devon Energy Corp	327,259
4,545	EOG Resources Inc	598,486
2,513	EQT Corp	199,457
74,289	Exxon Mobil Corp (b)	6,712,011
4,990	Hess Corp	331,785
10,556	Kinder Morgan Inc	402,711
11,842	Marathon Oil Corp	409,496
5,406	Marathon Petroleum Corp	384,150

See Notes to Financial Statements.

Munder Index 500 Fund

Portfolio of Investments, June 30, 2013 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Energy (Continued)
Oil, Gas & Consumable Fuels (Continued)
3,031	Murphy Oil Corp	$184,558
2,205	Newfield Exploration Co †	52,677
6,000	Noble Energy Inc	360,240
13,460	Occidental Petroleum Corp	1,201,036
4,398	Peabody Energy Corp	64,387
10,346	Phillips 66	609,483
2,281	Pioneer Natural Resources Co	330,175
2,912	QEP Resources Inc	80,895
2,724	Range Resources Corp	210,620
5,873	Southwestern Energy Co †	214,541
11,180	Spectra Energy Corp	385,263
2,241	Tesoro Corp	117,249
9,111	Valero Energy Corp	316,789
11,406	Williams Cos Inc/The	370,353
3,382	WPX Energy Inc †	64,055

		20,901,834

Total Energy		25,168,168

Financials — 15.8%
Capital Markets — 2.0%
3,367	Ameriprise Financial Inc	272,323
19,392	Bank of New York Mellon Corp/The	543,946
2,085	BlackRock Inc	535,532
18,391	Charles Schwab Corp/The	390,441
4,655	E*TRADE Financial Corp †	58,932
2,308	Franklin Resources Inc	313,934
7,201	Goldman Sachs Group Inc/The	1,089,151
7,429	Invesco Ltd	236,242
1,872	Legg Mason Inc	58,051
22,924	Morgan Stanley	560,034
3,637	Northern Trust Corp	210,582
7,620	State Street Corp	496,900
4,333	T Rowe Price Group Inc	316,959

		5,083,027

Commercial Banks — 2.8%
11,723	BB&T Corp	397,175
3,061	Comerica Inc (c)	121,920
14,613	Fifth Third Bancorp	263,765
13,735	Huntington Bancshares Inc/OH	108,232

See Notes to Financial Statements.

Shares		Value(a)

Financials (Continued)
Commercial Banks (Continued)
15,379	KeyCorp	$169,784
2,047	M&T Bank Corp	228,752
8,845	PNC Financial Services Group Inc/The	644,977
23,614	Regions Financial Corp	225,041
9,004	SunTrust Banks Inc	284,256
30,903	US Bancorp	1,117,144
82,297	Wells Fargo & Co	3,396,397
3,004	Zions Bancorporation	86,756

		7,044,199

Consumer Finance — 0.9%
15,969	American Express Co	1,193,842
9,760	Capital One Financial Corp	613,026
8,193	Discover Financial Services	390,314
7,395	SLM Corp	169,050

		2,366,232

Diversified Financial Services — 3.8%
180,117	Bank of America Corp (b)	2,316,305
50,840	Citigroup Inc	2,438,795
5,132	CME Group Inc	389,929
1,215	IntercontinentalExchange Inc †	215,979
63,150	JPMorgan Chase & Co	3,333,689
4,929	Leucadia National Corp	129,238
4,580	McGraw Hill Financial Inc	243,610
3,240	Moody’s Corp	197,413
1,918	NASDAQ OMX Group Inc/The	62,891
4,060	NYSE Euronext	168,084

		9,495,933

Insurance — 4.2%
5,683	ACE Ltd	508,515
7,789	Aflac Inc	452,697
7,788	Allstate Corp/The	374,759
24,666	American International Group Inc †	1,102,570
5,164	Aon PLC	332,303
1,285	Assurant Inc	65,419
30,479	Berkshire Hathaway Inc, Class B †	3,411,210
4,330	Chubb Corp/The	366,534
2,455	Cincinnati Financial Corp	112,684
8,037	Genworth Financial Inc, Class A †	91,702

See Notes to Financial Statements.

Munder Index 500 Fund

Portfolio of Investments, June 30, 2013 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Financials (Continued)
Insurance (Continued)
7,616	Hartford Financial Services Group Inc	$235,487
4,428	Lincoln National Corp	161,489
5,134	Loews Corp	227,950
9,196	Marsh & McLennan Cos Inc	367,104
18,295	MetLife Inc	837,179
4,608	Principal Financial Group Inc	172,570
9,259	Progressive Corp/The	235,364
7,785	Prudential Financial Inc	568,539
1,527	Torchmark Corp	99,469
6,289	Travelers Cos Inc/The	502,617
4,401	Unum Group	129,257
4,811	XL Group PLC	145,870

		10,501,288

Real Estate Investment Trusts (REITs) — 2.0%
6,607	American Tower Corp	483,434
2,378	Apartment Investment & Management Co, Class A	71,435
2,031	AvalonBay Communities Inc	274,002
2,535	Boston Properties Inc	267,366
5,355	Equity Residential	310,911
7,593	HCP Inc	345,026
4,752	Health Care REIT Inc	318,527
12,442	Host Hotels & Resorts Inc	209,897
6,829	Kimco Realty Corp	146,346
2,297	Macerich Co/The	140,048
2,720	Plum Creek Timber Co Inc	126,942
8,324	Prologis Inc	313,981
2,411	Public Storage	369,679
5,193	Simon Property Group Inc	820,079
4,898	Ventas Inc	340,215
2,842	Vornado Realty Trust	235,460
9,627	Weyerhaeuser Co	274,273

		5,047,621

Real Estate Management & Development — 0.0% #
4,962	CBRE Group Inc, Class A †	115,912

See Notes to Financial Statements.

Shares		Value(a)

Financials (Continued)
Thrifts & Mortgage Finance — 0.1%
7,754	Hudson City Bancorp Inc	$71,027
5,524	People’s United Financial Inc	82,307

		153,334

Total Financials		39,807,546

Health Care — 12.1%
Biotechnology — 1.9%
3,260	Alexion Pharmaceuticals Inc †	300,702
12,530	Amgen Inc	1,236,210
3,966	Biogen Idec Inc †	853,483
6,969	Celgene Corp †	814,746
25,485	Gilead Sciences Inc †	1,305,087
1,276	Regeneron Pharmaceuticals Inc †	286,947

		4,797,175

Health Care Equipment & Supplies — 2.0%
26,045	Abbott Laboratories	908,450
9,054	Baxter International Inc	627,171
3,245	Becton Dickinson and Co	320,703
22,540	Boston Scientific Corp †	208,946
3,631	CareFusion Corp †	133,802
7,860	Covidien PLC	493,922
1,240	CR Bard Inc	134,763
2,393	DENTSPLY International Inc	98,017
1,861	Edwards Lifesciences Corp †	125,059
671	Intuitive Surgical Inc †	339,915
16,897	Medtronic Inc	869,689
4,734	St Jude Medical Inc	216,013
4,800	Stryker Corp	310,464
1,779	Varian Medical Systems Inc †	119,994
2,813	Zimmer Holdings Inc	210,806

		5,117,714

Health Care Providers & Services — 1.9%
6,319	Aetna Inc	401,509
3,857	AmerisourceBergen Corp	215,336
5,711	Cardinal Health Inc	269,559
4,767	Cigna Corp	345,560
1,414	DaVita HealthCare Partners Inc †	170,811
13,639	Express Scripts Holding Co †	841,390

See Notes to Financial Statements.

Munder Index 500 Fund

Portfolio of Investments, June 30, 2013 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Health Care (Continued)
Health Care Providers & Services (Continued)
2,631	Humana Inc	$222,004
1,553	Laboratory Corp of America Holdings †	155,455
3,799	McKesson Corp	434,986
1,364	Patterson Cos Inc	51,287
2,640	Quest Diagnostics Inc	160,063
1,701	Tenet Healthcare Corp †	78,416
17,042	UnitedHealth Group Inc	1,115,910
5,018	WellPoint Inc	410,673

		4,872,959

Health Care Technology — 0.1%
2,440	Cerner Corp †	234,460

Life Sciences Tools & Services — 0.5%
5,755	Agilent Technologies Inc	246,084
2,878	Life Technologies Corp †	213,001
1,855	PerkinElmer Inc	60,287
5,996	Thermo Fisher Scientific Inc	507,441
1,431	Waters Corp †	143,172

		1,169,985

Pharmaceuticals — 5.7%
26,460	AbbVie Inc	1,093,856
2,134	Actavis Inc †	269,353
4,952	Allergan Inc/United States	417,157
27,443	Bristol-Myers Squibb Co	1,226,428
16,563	Eli Lilly & Co	813,575
3,920	Forest Laboratories Inc †	160,720
2,698	Hospira Inc †	103,360
46,930	Johnson & Johnson (b)	4,029,410
50,451	Merck & Co Inc	2,343,449
6,367	Mylan Inc/PA †	197,568
1,476	Perrigo Co	178,596
111,495	Pfizer Inc (b)	3,122,975
8,353	Zoetis Inc	258,024

		14,214,471

Total Health Care		30,406,764

See Notes to Financial Statements.

Shares		Value(a)

Industrials — 9.6%
Aerospace & Defense — 2.4%
11,408	Boeing Co/The	$1,168,636
5,546	General Dynamics Corp	434,418
13,145	Honeywell International Inc	1,042,924
1,503	L-3 Communications Holdings Inc	128,867
4,443	Lockheed Martin Corp	481,888
3,929	Northrop Grumman Corp	325,321
2,444	Precision Castparts Corp	552,369
5,423	Raytheon Co	358,569
2,227	Rockwell Collins Inc	141,214
4,642	Textron Inc	120,924
14,130	United Technologies Corp	1,313,242

		6,068,372

Air Freight & Logistics — 0.7%
2,682	CH Robinson Worldwide Inc	151,023
3,452	Expeditors International of Washington Inc	131,211
4,923	FedEx Corp	485,309
11,871	United Parcel Service Inc, Class B	1,026,604

		1,794,147

Airlines — 0.1%
12,068	Southwest Airlines Co	155,557

Building Products — 0.0% #
5,962	Masco Corp	116,199

Commercial Services & Supplies — 0.5%
3,597	ADT Corp/The †	143,340
1,633	Avery Dennison Corp	69,827
1,709	Cintas Corp	77,828
2,729	Iron Mountain Inc	72,619
3,409	Pitney Bowes Inc	50,044
4,958	Republic Services Inc	168,275
1,441	Stericycle Inc †	159,130
7,752	Tyco International Ltd	255,428
7,334	Waste Management Inc	295,780

		1,292,271

Construction & Engineering — 0.1%
2,721	Fluor Corp	161,383
2,185	Jacobs Engineering Group Inc †	120,459
3,478	Quanta Services Inc †	92,028

		373,870

See Notes to Financial Statements.

Munder Index 500 Fund

Portfolio of Investments, June 30, 2013 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Industrials (Continued)
Electrical Equipment — 0.6%
7,904	Eaton Corp PLC	$520,162
12,010	Emerson Electric Co	655,025
2,333	Rockwell Automation Inc	193,966
1,654	Roper Industries Inc	205,460

		1,574,613

Industrial Conglomerates — 2.3%
10,609	3M Co	1,160,094
9,721	Danaher Corp	615,339
172,761	General Electric Co (b)	4,006,328

		5,781,761

Machinery — 1.7%
10,985	Caterpillar Inc	906,153
2,948	Cummins Inc	319,740
6,483	Deere & Co	526,744
2,849	Dover Corp	221,253
2,355	Flowserve Corp	127,194
6,923	Illinois Tool Works Inc	478,864
4,644	Ingersoll-Rand PLC	257,835
1,732	Joy Global Inc	84,054
5,909	PACCAR Inc	317,077
1,864	Pall Corp	123,825
2,493	Parker Hannifin Corp	237,832
3,413	Pentair Ltd	196,896
950	Snap-on Inc	84,911
2,705	Stanley Black & Decker Inc	209,096
3,036	Xylem Inc/NY	81,790

		4,173,264

Professional Services — 0.1%
666	Dun & Bradstreet Corp/The	64,902
2,015	Equifax Inc	118,744
2,276	Robert Half International Inc	75,631

		259,277

Road & Rail — 0.9%
17,074	CSX Corp	395,946
1,840	Kansas City Southern	194,966
5,264	Norfolk Southern Corp	382,430

See Notes to Financial Statements.

Shares		Value(a)

Industrials (Continued)
Road & Rail (Continued)
868	Ryder System Inc	$52,766
7,798	Union Pacific Corp	1,203,075

		2,229,183

Trading Companies & Distributors — 0.2%
4,510	Fastenal Co	206,783
999	WW Grainger Inc	251,928

		458,711

Total Industrials		24,277,225

Information Technology — 16.9%
Communications Equipment — 1.8%
89,292	Cisco Systems Inc	2,170,689
1,282	F5 Networks Inc †	88,202
1,840	Harris Corp	90,620
3,835	JDS Uniphase Corp †	55,147
8,410	Juniper Networks Inc †	162,397
4,502	Motorola Solutions Inc	259,900
28,868	QUALCOMM Inc	1,763,257

		4,590,212

Computers & Peripherals — 3.6%
15,682	Apple Inc	6,211,327
24,521	Dell Inc	327,355
35,100	EMC Corp/MA	829,062
32,222	Hewlett-Packard Co	799,106
6,022	NetApp Inc †	227,511
4,065	SanDisk Corp †	248,371
5,331	Seagate Technology PLC	238,989
3,533	Western Digital Corp	219,364

		9,101,085

Electronic Equipment, Instruments & Components — 0.4%
2,670	Amphenol Corp, Class A	208,100
24,645	Corning Inc	350,698
2,364	FLIR Systems Inc	63,757
3,000	Jabil Circuit Inc	61,140
2,258	Molex Inc	66,250
6,940	TE Connectivity Ltd	316,048

		1,065,993

See Notes to Financial Statements.

Munder Index 500 Fund

Portfolio of Investments, June 30, 2013 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Information Technology (Continued)
Internet Software & Services — 2.2%
2,968	Akamai Technologies Inc †	$126,288
19,515	eBay Inc †	1,009,316
4,489	Google Inc, Class A †	3,951,981
2,488	VeriSign Inc †	111,114
15,917	Yahoo! Inc †	399,676

		5,598,375

IT Services — 3.5%
10,861	Accenture PLC, Class A	781,558
8,107	Automatic Data Processing Inc	558,248
5,039	Cognizant Technology Solutions Corp, Class A †	315,492
2,503	Computer Sciences Corp	109,556
4,897	Fidelity National Information Services Inc	209,787
2,224	Fiserv Inc †	194,400
17,414	International Business Machines Corp (b)	3,327,989
1,746	Mastercard Inc, Class A	1,003,077
5,411	Paychex Inc	197,610
4,628	SAIC Inc	64,468
2,704	Teradata Corp †	135,822
2,621	Total System Services Inc	64,162
8,467	Visa Inc, Class A	1,547,344
9,278	Western Union Co/The	158,747

		8,668,260

Office Electronics — 0.1%
20,515	Xerox Corp	186,071

Semiconductors & Semiconductor Equipment — 2.0%
9,901	Advanced Micro Devices Inc †	40,396
5,348	Altera Corp	176,431
5,148	Analog Devices Inc	231,969
20,076	Applied Materials Inc	299,333
8,777	Broadcom Corp, Class A	296,312
1,077	First Solar Inc †	48,174
83,055	Intel Corp	2,011,592
2,771	KLA-Tencor Corp	154,428
2,718	Lam Research Corp †	120,516
3,897	Linear Technology Corp	143,566
8,967	LSI Corp †	64,024
3,293	Microchip Technology Inc	122,664
17,210	Micron Technology Inc †	246,619
9,655	NVIDIA Corp	135,460
3,104	Teradyne Inc †	54,537

See Notes to Financial Statements.

Shares		Value(a)

Information Technology (Continued)
Semiconductors & Semiconductor Equipment (Continued)
18,531	Texas Instruments Inc	$646,176
4,408	Xilinx Inc	174,601

		4,966,798

Software — 3.3%
8,386	Adobe Systems Inc †	382,066
3,755	Autodesk Inc †	127,445
2,213	BMC Software Inc †	99,895
5,534	CA Inc	158,438
3,126	Citrix Systems Inc †	188,592
5,056	Electronic Arts Inc †	116,136
4,663	Intuit Inc	284,583
125,576	Microsoft Corp (b)	4,336,139
61,390	Oracle Corp	1,885,901
3,151	Red Hat Inc †	150,681
9,068	Salesforce.com Inc †	346,216
11,639	Symantec Corp	261,528

		8,337,620

Total Information Technology		42,514,414

Materials — 3.1%
Chemicals — 2.3%
3,480	Air Products & Chemicals Inc	318,664
1,114	Airgas Inc	106,342
990	CF Industries Holdings Inc	169,785
20,209	Dow Chemical Co/The	650,123
2,590	Eastman Chemical Co	181,326
4,451	Ecolab Inc	379,181
15,379	EI du Pont de Nemours & Co	807,397
2,245	FMC Corp	137,080
1,330	International Flavors & Fragrances Inc	99,963
6,346	LyondellBasell Industries NV, Class A	420,486
8,919	Monsanto Co	881,197
4,623	Mosaic Co/The	248,764
2,383	PPG Industries Inc	348,895
4,941	Praxair Inc	569,005
1,430	Sherwin-Williams Co/The	252,538
2,010	Sigma-Aldrich Corp	161,524

		5,732,270

Construction Materials — 0.0% #
2,171	Vulcan Materials Co	105,098

See Notes to Financial Statements.

Munder Index 500 Fund

Portfolio of Investments, June 30, 2013 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Materials (Continued)
Containers & Packaging — 0.2%
2,437	Ball Corp	$101,233
1,680	Bemis Co Inc	65,755
2,956	MeadWestvaco Corp	100,829
2,676	Owens-Illinois Inc †	74,366
3,174	Sealed Air Corp	76,018

		418,201

Metals & Mining — 0.5%
17,867	Alcoa Inc	139,720
1,753	Allegheny Technologies Inc	46,121
2,471	Cliffs Natural Resources Inc	40,154
17,346	Freeport-McMoRan Copper & Gold Inc	478,923
8,307	Newmont Mining Corp	248,795
5,309	Nucor Corp	229,986
2,450	United States Steel Corp	42,948

		1,226,647

Paper & Forest Products — 0.1%
7,432	International Paper Co	329,312

Total Materials		7,811,528

Telecommunication Services — 2.7%
Diversified Telecommunication Services — 2.4%
89,888	AT&T Inc	3,182,035
10,209	CenturyLink Inc	360,888
16,284	Frontier Communications Corp	65,950
47,803	Verizon Communications Inc	2,406,403
9,632	Windstream Corp	74,263

		6,089,539

Wireless Telecommunication Services — 0.3%
4,898	Crown Castle International Corp †	354,566
50,424	Sprint Nextel Corp †	353,977

		708,543

Total Telecommunication Services		6,798,082

Utilities — 3.1%
Electric Utilities — 1.8%
8,120	American Electric Power Co Inc	363,614
11,791	Duke Energy Corp	795,893
5,443	Edison International	262,135
2,977	Entergy Corp	207,437

See Notes to Financial Statements.

Shares		Value(a)

Utilities (Continued)
Electric Utilities (Continued)
14,299	Exelon Corp	$441,553
6,987	FirstEnergy Corp	260,895
7,094	NextEra Energy Inc	578,019
5,256	Northeast Utilities	220,857
4,049	Pepco Holdings Inc	81,628
1,790	Pinnacle West Capital Corp	99,291
9,896	PPL Corp	299,453
14,542	Southern Co/The	641,738
8,307	Xcel Energy Inc	235,420

		4,487,933

Gas Utilities — 0.1%
1,922	AGL Resources Inc	82,377
3,443	ONEOK Inc	142,230

		224,607

Independent Power Producers & Energy Traders — 0.1%
10,352	AES Corp/VA	124,120
5,388	NRG Energy Inc	143,860

		267,980

Multi-Utilities — 1.1%
4,053	Ameren Corp	139,585
7,159	CenterPoint Energy Inc	168,165
4,439	CMS Energy Corp	120,608
4,893	Consolidated Edison Inc	285,311
9,651	Dominion Resources Inc/VA	548,370
2,906	DTE Energy Co	194,731
1,278	Integrys Energy Group Inc	74,801
5,213	NiSource Inc	149,300
7,387	PG&E Corp	337,808
8,453	Public Service Enterprise Group Inc	276,075
2,330	SCANA Corp	114,403
3,766	Sempra Energy	307,908
3,331	TECO Energy Inc	57,260
3,821	Wisconsin Energy Corp	156,623

		2,930,948

Total Utilities		7,911,468

TOTAL COMMON STOCKS
(Cost $86,003,922)		238,897,302

See Notes to Financial Statements.

Munder Index 500 Fund

Portfolio of Investments, June 30, 2013 (continued)

Shares		Value(a)

INVESTMENT COMPANY — 4.0%
(Cost $10,104,880)
Multi-Industry — 4.0%
10,104,880	State Street Institutional U.S. Government Money Market Fund	$10,104,880

Principal Amount

U.S. TREASURY BILL — 1.4%
(Cost $3,498,884)
$3,500,000	0.071% due 12/12/2013 (b),(d),(e)	3,498,964

TOTAL INVESTMENTS
(Cost $99,607,686)	100.1%	252,501,146
OTHER ASSETS AND LIABILITIES (Net)	(0.1)	(241,443)

NET ASSETS	100.0%	$252,259,703

#	Amount represents less than 0.05% of net assets.

†	Non-income producing security.

(a)	As of June 30, 2013, the values of securities of the Fund were determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

(b)	Security, or a portion thereof, is pledged or designated on the Fund’s books as collateral for futures contracts.

(c)	Affiliated company security (See Notes to Financial Statements, Notes 3 and 7).

(d)	Rate represents annualized yield at date of purchase.

(e)	Zero-coupon bond.

See Notes to Financial Statements.

[This Page Intentionally Left Blank]

Munder Index 500 Fund

Statement of Assets and Liabilities, June 30, 2013

ASSETS:
Investments, at value
See accompanying schedule:
Securities of unaffiliated companies (cost — $99,531,670)	$252,379,226
Securities of affiliated company (cost — $76,016)	121,920

Total Investments	252,501,146
Cash	5,432
Dividends and interest receivable	292,113
Receivable for investment securities sold	30,106
Receivable for Fund shares sold	415,664
Prepaid expenses and other assets	35,463

Total Assets	253,279,924

LIABILITIES:
Payable for investment securities purchased	13,590
Payable for Fund shares redeemed	632,828
Trustees’ fees and expenses payable	105,502
Variation margin payable on open futures contracts	63,145
Transfer agency/record keeping fees payable	54,012
Distribution and shareholder servicing fees payable — Class A, B and R Shares	31,291
Administration fees payable	29,195
Custody fees payable	11,966
Investment advisory fees payable	3,857
Shareholder servicing fees payable — Class K Shares	2,064
Accrued expenses and other payables	72,771

Total Liabilities	1,020,221

NET ASSETS	$252,259,703

Investments, at cost	$99,607,686

See Notes to Financial Statements.

NET ASSETS consist of:
Undistributed net investment income	$223,708
Accumulated net realized gain on security transactions and futures contracts	8,936,083
Net unrealized appreciation of securities and futures contracts	152,635,482
Paid-in capital	90,464,430

$252,259,703

NET ASSETS:
Class Y Shares	$31,188,388

Class A Shares	$194,601,114

Class B Shares	$3,631,303

Class K Shares	$9,788,531

Class R Shares	$13,050,367

SHARES OUTSTANDING:
Class Y Shares	1,575,344

Class A Shares	9,863,827

Class B Shares	183,985

Class K Shares	496,685

Class R Shares	661,980

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$19.80

CLASS A SHARES:
Net asset value and redemption price per share	$19.73

Maximum sales charge	2.50%
Maximum offering price per share	$20.24

CLASS B SHARES:
Net asset value and offering price per share*	$19.74

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$19.71

CLASS R SHARES:
Net asset value, offering price and redemption price per share	$19.71

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

Munder Index 500 Fund

Statement of Operations, For the Year Ended June 30, 2013

INVESTMENT INCOME:
Interest	$6,662
Dividends on securities of unaffiliated companies	5,286,128
Dividends on security of affiliated company	2,102

Total Investment Income	5,294,892

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	481,142
Class B Shares	45,855
Class R Shares	58,614
Shareholder servicing fees:
Class K Shares	26,433
Investment advisory fees	477,258
Administration fees	338,601
Transfer agency/record keeping fees	222,580
Custody fees	128,530
Registration and filing fees	67,504
Trustees’ fees and expenses	63,698
Legal and audit fees	37,813
Other	100,810

Total Expenses	2,048,838
Fees waived by distributor	(215,385)

Net Expenses	1,833,453

NET INVESTMENT INCOME	3,461,439

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain from:
Security transactions of unaffiliated companies	17,413,440
Security transactions of affiliated company	4,151
Futures contracts	2,309,768
Net change in unrealized appreciation/(depreciation) of:
Securities of unaffiliated companies	20,062,666
Security of affiliated company	24,734
Futures contracts	(773,813)

Net realized and unrealized gain on investments	39,040,946

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$42,502,385

See Notes to Financial Statements.

Munder Index 500 Fund

Statements of Changes in Net Assets

	Year Ended June 30, 2013	Year Ended June 30, 2012
Net investment income	$3,461,439	$3,140,500
Net realized gain from security transactions and futures contracts	19,727,359	30,119,047
Net change in net unrealized appreciation/(depreciation) of securities and futures contracts	19,313,587	(24,820,177)

Net increase in net assets resulting from operations	42,502,385	8,439,370
Dividends to shareholders from net investment income:
Class Y Shares	(308,252)	(223,953)
Class A Shares	(2,626,756)	(2,546,115)
Class B Shares	(46,141)	(70,724)
Class K Shares	(128,778)	(161,485)
Class R Shares	(120,626)	(88,948)
Distributions to shareholders from net realized gain/loss:
Class Y Shares	(1,929,423)	(1,928,128)
Class A Shares	(21,219,968)	(24,011,378)
Class B Shares	(516,915)	(960,180)
Class K Shares	(1,075,571)	(1,648,028)
Class R Shares	(1,271,148)	(1,099,103)
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	13,182,914	4,749,367
Class A Shares	(7,646,782)	(20,302,173)
Class B Shares	(2,598,465)	(4,629,896)
Class K Shares	(3,355,170)	(3,166,364)
Class R Shares	1,903,932	2,912,574

Net increase/(decrease) in net assets	14,745,236	(44,735,164)
NET ASSETS:
Beginning of year	237,514,467	282,249,631

End of year	$252,259,703	$237,514,467

Undistributed net investment income	$223,708	$10,897

See Notes to Financial Statements.

Munder Index 500 Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended June 30, 2013	Year Ended June 30, 2012
Amount
Class Y Shares:
Sold	$15,151,633	$9,334,686
Issued as reinvestment of dividends and distributions	2,183,398	2,077,979
Redeemed	(4,152,117)	(6,663,298)

Net increase	$13,182,914	$4,749,367

Class A Shares:
Sold*	$27,158,978	$29,996,430
Issued as reinvestment of dividends and distributions	20,403,275	22,406,858
Redeemed	(55,209,035)	(72,705,461)

Net decrease	$(7,646,782)	$(20,302,173)

Class B Shares:
Sold	$95,974	$181,133
Issued as reinvestment of dividends and distributions	456,600	835,825
Redeemed*	(3,151,039)	(5,646,854)

Net decrease	$(2,598,465)	$(4,629,896)

Class K Shares:
Sold	$2,271,547	$2,016,545
Issued as reinvestment of dividends and distributions	1,167,940	1,739,596
Redeemed	(6,794,657)	(6,922,505)

Net decrease	$(3,355,170)	$(3,166,364)

Class R Shares:
Sold	$4,272,151	$5,563,403
Issued as reinvestment of dividends and distributions	1,391,788	1,188,036
Redeemed	(3,760,007)	(3,838,865)

Net increase	$1,903,932	$2,912,574

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

Munder Index 500 Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended June 30, 2013	Year Ended June 30, 2012
Shares
Class Y Shares:
Sold	764,048	478,245
Issued as reinvestment of dividends and distributions	124,014	119,333
Redeemed	(215,905)	(370,191)

Net increase	672,157	227,387

Class A Shares:
Sold*	1,416,072	1,601,155
Issued as reinvestment of dividends and distributions	1,165,930	1,291,077
Redeemed	(2,857,880)	(3,817,663)

Net decrease	(275,878)	(925,431)

Class B Shares:
Sold	5,393	10,249
Issued as reinvestment of dividends and distributions	26,145	48,215
Redeemed*	(164,933)	(294,807)

Net decrease	(133,395)	(236,343)

Class K Shares:
Sold	118,428	105,906
Issued as reinvestment of dividends and distributions	66,828	100,332
Redeemed	(350,706)	(359,717)

Net decrease	(165,450)	(153,479)

Class R Shares:
Sold	219,906	291,213
Issued as reinvestment of dividends and distributions	79,737	68,574
Redeemed	(193,103)	(203,424)

Net increase	106,540	156,363

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

Munder Index 500 Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares
	Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)
Net asset value, beginning of period	$18.94	$20.94	$18.27	$16.76	$25.43

Income/(loss) from investment operations:
Net investment income	0.31	0.27	0.28	0.27	0.37
Net realized and unrealized gain/(loss) on investments	3.11	0.48	5.05	2.18	(6.66)

Total from investment operations	3.42	0.75	5.33	2.45	(6.29)

Less distributions:
Dividends from net investment income	(0.30)	(0.28)	(0.29)	(0.28)	(0.38)
Distributions from net realized gains	(2.26)	(2.47)	(2.37)	(0.66)	(2.00)

Total distributions	(2.56)	(2.75)	(2.66)	(0.94)	(2.38)

Short-term trading fees	—	—	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$19.80	$18.94	$20.94	$18.27	$16.76

Total return(d)	19.94%	4.89%	29.99%	14.18%	(26.47)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$31,188	$17,104	$14,154	$21,021	$27,609
Ratio of operating expenses to average net assets	0.59%	0.65%	0.61%	0.57%	0.55%
Ratio of net investment income to average net assets	1.61%	1.43%	1.38%	1.41%	2.00%
Portfolio turnover rate	5%	3%	5%	5%	6%
Ratio of operating expenses to average net assets without expense waivers	0.59%	0.65%	0.61%	0.57%	0.55%

(a)	Class Y Shares and Class A Shares of the Fund commenced operations on December 1, 1991 and December 9, 1992, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. Total returns for Class A Shares would have been lower if not for expense fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

A Shares
Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)
$18.88	$20.89	$18.22	$16.72	$25.38

0.28	0.25	0.25	0.25	0.34

3.10	0.46	5.05	2.16	(6.64)

3.38	0.71	5.30	2.41	(6.30)

(0.27)	(0.25)	(0.26)	(0.25)	(0.36)
(2.26)	(2.47)	(2.37)	(0.66)	(2.00)

(2.53)	(2.72)	(2.63)	(0.91)	(2.36)

—	—	0.00 (c)	0.00 (c)	0.00 (c)

$19.73	$18.88	$20.89	$18.22	$16.72

19.77%	4.69%	29.88%	13.98%	(26.59)%

$194,601	$191,446	$231,167	$201,950	$196,811

0.75%	0.80%	0.76%	0.72%	0.71%

1.47%	1.30%	1.23%	1.26%	1.87%
5%	3%	5%	5%	6%

0.85%	0.90%	0.86%	0.82%	0.81%

See Notes to Financial Statements.

Munder Index 500 Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

(continued)

	B Shares
	Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)
Net asset value, beginning of period	$18.89	$20.90	$18.23	$16.73	$25.39

Income/(loss) from investment operations:
Net investment income	0.21	0.18	0.18	0.18	0.28
Net realized and unrealized gain/(loss) on investments	3.10	0.46	5.05	2.16	(6.64)

Total from investment operations	3.31	0.64	5.23	2.34	(6.36)

Less distributions:
Dividends from net investment income	(0.20)	(0.18)	(0.19)	(0.18)	(0.30)
Distributions from net realized gains	(2.26)	(2.47)	(2.37)	(0.66)	(2.00)

Total distributions	(2.46)	(2.65)	(2.56)	(0.84)	(2.30)

Short-term trading fees	—	—	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$19.74	$18.89	$20.90	$18.23	$16.73

Total return(d)	19.35%	4.32%	29.42%	13.58%	(26.83)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000s)	$3,631	$5,994	$11,571	$16,642	$24,338
Ratio of operating expenses to average net assets	1.11%	1.15%	1.11%	1.07%	1.05%
Ratio of net investment income to average net assets	1.11%	0.94%	0.89%	0.91%	1.52%
Portfolio turnover rate	5%	3%	5%	5%	6%
Ratio of operating expenses to average net assets without expense waivers	1.61%	1.65%	1.61%	1.57%	1.55%

(a)	Class B Shares and Class K Shares of the Fund commenced operations on October 31, 1995 and December 7, 1992, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. Total returns for Class B Shares would have been lower if not for expense fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

K Shares
Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)
$18.86	$20.87	$18.21	$16.71	$25.37

0.26	0.23	0.23	0.23	0.33

3.10	0.46	5.04	2.16	(6.65)

3.36	0.69	5.27	2.39	(6.32)

(0.25)	(0.23)	(0.24)	(0.23)	(0.34)
(2.26)	(2.47)	(2.37)	(0.66)	(2.00)

(2.51)	(2.70)	(2.61)	(0.89)	(2.34)

—	—	0.00 (c)	0.00 (c)	0.00 (c)

$19.71	$18.86	$20.87	$18.21	$16.71

19.68%	4.58%	29.71%	13.88%	(26.67)%

$9,789	$12,490	$17,025	$32,558	$49,686

0.86%	0.90%	0.86%	0.82%	0.79%

1.37%	1.19%	1.15%	1.17%	1.76%
5%	3%	5%	5%	6%

0.86%	0.90%	0.86%	0.82%	0.79%

See Notes to Financial Statements.

Munder Index 500 Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

(continued)

	R Shares
	Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)
Net asset value, beginning of period	$18.87	$20.88	$18.21	$16.71	$25.38

Income/(loss) from investment operations:
Net investment income	0.21	0.18	0.18	0.18	0.27
Net realized and unrealized gain/(loss) on investments	3.09	0.46	5.05	2.16	(6.64)

Total from investment operations	3.30	0.64	5.23	2.34	(6.37)

Less distributions:
Dividends from net investment income	(0.20)	(0.18)	(0.19)	(0.18)	(0.30)
Distributions from net realized gains	(2.26)	(2.47)	(2.37)	(0.66)	(2.00)

Total distributions	(2.46)	(2.65)	(2.56)	(0.84)	(2.30)

Short-term trading fees	—	—	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$19.71	$18.87	$20.88	$18.21	$16.71

Total return(d)	19.31%	4.32%	29.45%	13.59%	(26.89)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$13,050	$10,480	$8,332	$6,492	$6,231
Ratio of operating expenses to average net assets	1.10%	1.16%	1.11%	1.07%	1.06%
Ratio of net investment income to average net assets	1.11%	0.94%	0.88%	0.91%	1.50%
Portfolio turnover rate	5%	3%	5%	5%	6%
Ratio of operating expenses to average net assets without expense waivers	1.10%	1.16%	1.11%	1.07%	1.06%

(a)	Class R Shares of the Fund commenced operations on July 29, 2004.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

See Notes to Financial Statements.

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2013

1.	Organization

As of June 30, 2013, the Munder Funds consisted of 10 portfolios, each of which is a series of Munder Series Trust (“MST”). Information presented in these financial statements pertains only to the Munder Index 500 Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to provide performance and income that is comparable to the S&P 500® Index, a widely recognized capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. stock market. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 5 classes of shares — Class A, Class B, Class K, Class R and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B shares are closed to new investors and accounts and additional purchases by existing Class B shareholders other than pursuant to an exchange or a distribution reinvestment. Class B Shares may be subject to a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K, Class R and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2013 (continued)

exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities may be valued at the mean of the bid and asked prices. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Investments in open-end funds held by the Fund, if any, are valued using the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuation determinations may be made using a market-based approach that involves a review of relevant factors, including without limitation, company-specific information, industry information and/or comparable publicly-traded securities information. Discounts also may be applied due to the nature or duration of any restrictions on the disposition of the investments. The pricing committee monitors the valuation approaches that it employs by reviewing, without limitation, key inputs and assumptions and any related market activity. Due to the inherent uncertainty of fair valuations, a fair value may differ significantly from the value that would have been used had an active market existed.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2013 (continued)

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2013:

Valuation Inputs	Investments in Securities	Investments in Other Financial Instruments*
Level 1 — Quoted Prices	$252,501,146	$(257,978)
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$252,501,146	$(257,978)

*	Other financial instruments include, if applicable, open futures contracts, swap contracts, written options and other derivative instruments, which are not reflected in the Portfolio of Investments. Derivative instruments are valued at the unrealized appreciation/(depreciation) on the instrument.

Securities or other financial instruments that transfer between levels during the period are treated as though the transfer occurred at the beginning of the period. There were no transfers into or out of any levels as described above, during the fiscal year ended June 30, 2013.

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector and industry.

Futures Contracts: The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may enter into futures contracts for cash management purposes (i.e., attempting to remain fully invested while maintaining liquidity), for hedging purposes (i.e., attempting to reduce risk by offsetting one investment position with another) or to gain exposure to an investment in a manner other than investing in the asset directly. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund may be required to deposit with the broker, or pledge as collateral, an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (known as “variation margin”) may be made or received by the Fund, depending on the daily fluctuation of the value of the contract. Variation margins are generally settled on a daily basis. The daily changes in futures contracts are recorded as net change in unrealized appreciation/(depreciation) of futures contracts. The Fund recognizes a realized gain or loss from futures contracts when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2013 (continued)

change in value of the hedged investments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, if any, is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method, subject to certain minimums. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly (if available). The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2013.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2010.

3.	Investment Advisor, Sub-Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2013 (continued)

rate of 0.20% on the first $250 million of its average daily net assets; 0.12% on the next $250 million; and 0.07% on average daily net assets exceeding $500 million. During the year ended June 30, 2013, the Fund paid an annual effective rate of 0.20% for advisory services. Pursuant to an investment sub-advisory agreement with the Advisor, World Asset Management, Inc. (“World”) is responsible for the management of the Fund, including all decisions regarding purchases and sales of portfolio securities. For its services with regard to the Fund, World is entitled to receive from the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.12% on the first $10 million of the Fund’s average daily net assets; 0.10% on the next $40 million; 0.08% on the next $50 million; 0.04% on the next $100 million; and 0.02% on average daily net assets exceeding $200 million.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee
First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2013, the Advisor earned $338,601 before payment of sub-administration fees and $228,710 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2013, the Fund paid an annual effective rate of 0.1418% for administrative services.

Comerica Bank, which is an affiliate of World, provides administrative, record keeping and other related services associated with maintaining accounts for Comerica Bank clients whose shares are held of record in omnibus accounts. As compensation for these services, Comerica Bank receives a fee of 0.01% of the average daily net assets of the Fund beneficially owned by Comerica Bank and its customers. For the year ended June 30, 2013, Comerica Bank was paid $1,526 for its administrative, record keeping and other related services provided to the Fund.

During the year ended June 30, 2013, each Trustee was paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee of MST, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2013 (continued)

who was Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also received an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2013, no officer, director or employee of the Advisor, World, Comerica Bank or any of their affiliates received any compensation from MST.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) that applies to the Fund’s Class A, Class B, Class K and Class R Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates payable under the Plan for each class, as a percentage of average daily net assets, were as follows:

Class A Shares 12b-1 Fees	Class B Shares 12b-1 Fees	Class R Shares 12b-1 Fees	Class K Shares Service Fees
0.25%	1.00%	1.00%	0.25%

For Class R Shares, the 12b-1 fees have been limited to 0.50% pursuant to the Fund’s contract with its distributor (“Distributor”).

During the year ended June 30, 2013, the Distributor voluntarily waived a portion of its 12b-1 fees for Class A and Class B Shares of the Fund amounting to $192,457 and $22,928, respectively. These waivers are collectively reflected as fees waived by distributor in the accompanying Statement of Operations.

Comerica Bank and Comerica Securities, Inc. (“Comerica Securities”), a wholly owned subsidiary of Comerica Bank, are among the Service Organizations who may receive fees from the Fund under the Plan. For the year

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2013 (continued)

ended June 30, 2013, the Fund paid $442 to Comerica Securities and $989 to Comerica Bank for shareholder and/or distribution-related services provided to Class A, B, K and R shareholders.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $12,120,426 and $35,846,593, respectively, for the year ended June 30, 2013.

At June 30, 2013, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $151,883,065, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $2,127,739 and net appreciation for tax purposes was $149,755,326. At June 30, 2013, aggregate cost for tax purposes was $102,745,820.

6.	Derivative Financial Instruments

The Fund is required to value derivatives at fair value and recognize changes in fair value through the Statement of Operations. As such, none of the Fund’s derivative transactions qualify for hedge accounting. The fair value of derivative instruments as of June 30, 2013 is as follows:

Derivatives	Liability Derivatives	Fair Value
Equity Contracts (Futures)	Balance Sheet Location: Net Assets — Net Unrealized Depreciation	$(257,978	)*

*	Includes cumulative appreciation/(depreciation) of futures contracts as described below. The Statement of Assets and Liabilities only separately discloses current day’s variation margin.

For the year ended June 30, 2013, the Fund had the following derivative activity:

Derivative	Net Realized Gain Recognized in Income	Net Change in Unrealized Appreciation/ (Depreciation) Recognized in Income
Equity Contracts (Futures)	$2,309,768	$(773,813)

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2013 (continued)

At June 30, 2013, the Fund had the following open financial futures contracts*:

	Contracts	Notional Value of Contracts	Market Value of Contracts	Gross Unrealized Depreciation
S&P 500 E Mini Index Futures, September 2013	173	$14,091,923	$13,833,945	$(257,978)

*	The number of futures contracts held during the year averaged approximately 151, decreasing from 186 to 173 during the year ended June 30, 2013.

7.	Affiliated Company Securities

The term “affiliated company” includes any company with control over an investment advisor or sub-advisor to the Fund. At, or during the year ended June 30, 2013, the Fund held the following securities of a company that could be deemed to be an affiliated company:

		Purchased		Sold
Company	Value at 6/30/12	Cost	Shares	Proceeds	Shares	Value at 6/30/2013	Dividend Income	Realized Gain
Comerica Incorporated	$110,648	$—	—	$17,613	542	$121,920	$2,102	$4,151

8.	Revolving Line of Credit

Effective December 5, 2012, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes a quarterly commitment fee on the daily amount of the unused commitment, allocated among the participating Munder Funds on the basis of relative net assets. Prior to December 5, 2012, the quarterly commitment fee was equal to 0.125% per annum. Effective December 5, 2012, the quarterly commitment fee is equal to 0.11% per annum. During the year ended June 30, 2013, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2013, total commitment fees for the Fund were $2,329.

9.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2013 (continued)

10.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2013, permanent differences resulting primarily from partnership basis adjustments and non-taxable dividend adjustments to income were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$(18,075)	$18,075	$—

The tax character of dividends and distributions paid to shareholders during the years ended June 30, 2013 and June 30, 2012 was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
June 30, 2013	$3,711,829	$25,531,749	$29,243,578
June 30, 2012	$3,807,743	$28,930,299	$32,738,042

At June 30, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Capital Gains	Unrealized Appreciation	Total
$735,807	$11,338,186	$149,755,326	$161,829,319

The differences between book and tax distributable earnings were primarily due to wash sales, mark-to-market adjustments of futures contracts, real estate investment trust basis adjustments, deferred trustees’ fees and return of capital basis adjustments.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Index 500 Fund and Board of Trustees of Munder Series Trust

We have audited the accompanying statement of assets and liabilities of Munder Index 500 Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”), including the portfolio of investments, as of June 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Index 500 Fund of Munder Series Trust at June 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 23, 2013

Munder Index 500 Fund

Notes to Financial Statements, Unaudited June 30, 2013

11.	Tax Information (Unaudited)

Of the distributions paid by the Fund, 100% will qualify for the dividend deduction available to corporate shareholders.

For the fiscal year ended June 30, 2013, the Fund designated approximately $5,273,645 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

For the year ended June 30, 2013, the amount of long-term capital gain distributions designated by the Fund was $25,531,749.

12.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

13.	Proxy Voting Policies and Procedures (Unaudited)

A description of World’s proxy voting policies and procedures is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov. World votes proxies for the Fund in a manner that complies with these proxy voting policies and procedures.

14.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ended June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

15.	Approval of Investment Advisory Agreement and Sub-Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as

Munder Index 500 Fund

Notes to Financial Statements, Unaudited June 30, 2013 (continued)

amended (“Advisory Agreement”). The Advisor has retained World to serve as sub-advisor to the Fund pursuant to the terms of an Investment Sub-Advisory Agreement dated December 29, 2006, as amended (“Sub-Advisory Agreement”). At an in-person meeting held on May 13-14, 2013, the Board of Trustees unanimously voted to approve the continuation of each of the Advisory Agreement and the Sub-Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2013.

In determining whether to approve the continuation of the Advisory Agreement and the Sub-Advisory Agreement, the Board requested, and received from the Advisor and World, information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. The Board and counsel to the “Non-Interested Trustees” had an opportunity to review such information in advance of the meeting. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.)

Both in Board meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and the Sub-Advisory Agreement and in other Board meetings held during the course of the fiscal year (including, in particular, the February 2013 Board meeting), the Board received materials relating to the services provided to the Munder Funds by the Advisor and World and other relevant factors. In evaluating the Advisory Agreement and the Sub-Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement and the Sub-Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the fiscal year, regarding the Advisor, World, each of their services, and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether each of the Advisory Agreement and the Sub-Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” were separately advised by their independent legal counsel, with respect to the specific information requested for their consideration as well as with their deliberations regarding the continuation of the Advisory Agreement and the Sub-Advisory Agreement. The discussion below is not intended to be all-inclusive or intended to touch on every fact or issue that the Board took into consideration regarding the renewals of the Advisory Agreement and the Sub-Advisory Agreement.

Munder Index 500 Fund

Notes to Financial Statements, Unaudited June 30, 2013 (continued)

The Board reviewed a variety of factors and considered a significant amount of information as part of its robust evaluation process. The determinations to approve the continuance of each of the Advisory Agreement and the Sub-Advisory Agreement were made on the basis of each Trustee’s business judgment after consideration of all the information requested and provided to the Board. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by each of the Advisor and World to the Fund under the Agreements: With respect to this factor, the Board considered:

•

the general experience, business, operations and financial condition of each of the Advisor and World. In connection with these considerations, the Board was presented with detailed information concerning the ownership and organizational structures of the Advisor and World, recent changes within the organizations (including key personnel changes) and the financial conditions of the Advisor and World;

•

the qualifications of management of each of the Advisor and World and of persons providing portfolio management services to the Fund. In connection with these considerations, the Board was presented with detailed information concerning key portfolio management positions at the Advisor and World, personnel changes and changes in employee responsibilities within the Advisor and World in 2012 and 2013, the organizational structure and depth of World’s portfolio management team, and the structure of World’s compensation of key investment personnel;

•	the services provided by the Advisor and World to the Fund during the previous year and the services anticipated to be provided to the Fund in the upcoming year;

•	how responsibilities are shared and coordinated between the Advisor and World with respect to the Fund and the processes used by the Advisor to oversee World’s activities;

•

the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through contractual waivers of a portion of the investment advisory fees, the addition of contractual fee breakpoints or a contractual

Munder Index 500 Fund

Notes to Financial Statements, Unaudited June 30, 2013 (continued)

reduction of its advisory fees), although no such adjustments were made to the Fund’s investment advisory fees during the current period;

•	the Advisor’s performance generally with respect to all of the Munder Funds and World’s performance more specifically with respect to the Fund, as further described below;

•

the actions the Advisor had taken, or recommendations the Advisor made that resulted in the Munder Funds taking actions, that benefited certain funds over the past year, including obtaining an order from the Securities and Exchange Commission permitting the Munder Funds to be operated in a manager of managers structure (subject to shareholder approval, as applicable);

•	the Advisor’s marketing efforts with respect to the Munder Funds in recent years and on an ongoing basis;

•	the information provided by each of the Advisor and World in their respective Forms ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of each of the Advisory Agreement and the Sub-Advisory Agreement.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board supported approval of the continuance of each of the Advisory Agreement and the Sub-Advisory Agreement.

(b) The investment performance of the Fund and the Advisor and World: The Board considered the relative performance of the Fund against a variety of standards as of December 31, 2012, including (1) the one-, three-, five- and ten-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares compared to the performance of the Fund’s benchmark index and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-, three-, five- and ten-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the three-, five- and ten-year and the overall “star” ratings of the Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of the Fund’s Class Y Shares for the one-, three- and five-year periods as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies, among other factors; and (5) the Fund’s one-, three-, five- and ten-year total returns as compared to the performance of other funds in the same Morningstar category as the Fund.

Munder Index 500 Fund

Notes to Financial Statements, Unaudited June 30, 2013 (continued)

In this regard, the Board considered that as of December 31, 2012: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, tracked closely the performance of its benchmark for the one-, three-, five- and ten-year and since inception periods, and (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, trailed the median performance of the Fund’s Lipper peer group for the one- and three-year periods and slightly exceeded the median performance of the Fund’s Lipper peer group for the five- and ten-year periods. In addition, the Board considered the performance of the Fund against various performance benchmarks for periods ended March 31, 2013. The Board also considered information provided by the Advisor regarding its ongoing efforts to enhance investment results both with respect to the Fund and generally with respect to all of the Munder Funds.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund supported approval of the continuance of each of the Advisory Agreement and the Sub-Advisory Agreement.

(c) The costs of the services to be provided and profits expected to be realized by the Advisor and World and their respective affiliates from the relationships with the Fund: The Board considered detailed information provided by the Advisor as to the costs of and profits realized by the Advisor in 2012, and projections by the Advisor as to the expected costs of and profits expected to be realized by the Advisor over the 12 months ending on December 31, 2013, with respect to all services provided by the Advisor to the Fund, based on certain assumptions disclosed to the Board. The Board also considered detailed information provided by World as to the fees received by World in 2012 with respect to the services provided by World to the Fund. The Board also considered World’s representation that it does not engage in “soft dollar” transactions on behalf of the Fund. The Board considered the costs relating to the Advisor’s and World’s services in light of the Fund’s performance. Based on these facts, the Board concluded that the profits that are expected to be realized by the Advisor under the Advisory Agreement and by World under the Sub-Advisory Agreement were not unreasonable in light of the costs relating to the services that the Advisor and World provide to the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years, and on an ongoing basis, to review the advisory and other fees and expenses of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (by reducing its contractual advisory fees, through the implementation of contractual breakpoints or through the implementation of contractual waivers) in an overall

Munder Index 500 Fund

Notes to Financial Statements, Unaudited June 30, 2013 (continued)

effort to reduce the total operating expenses of the Munder Funds. The Board also considered that the Advisor had implemented contractual advisory fee breakpoints, reductions in contractual advisory fees or contractual advisory fee waivers with respect to certain of the Munder Funds in recent years. The Board also noted the contractual breakpoints in the advisory fee schedule for the Fund. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders in the future.

In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its significant efforts in recent years to renegotiate contracts with other service providers for the Funds in order to (i) enhance and/or clarify the services to be provided to the Munder Funds and (ii) reduce the total operating expense ratios of the Munder Funds. In particular, the Board considered the Advisor’s negotiation (for the benefit of the Munder Funds) of a reduction in the transfer agency fees effective beginning in June 2011.

Based on these facts and considerations, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). In addition, the Board received separate information generated from Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, which compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers. The Board considered information from a third-party consultant (which the Board had engaged in connection with prior evaluations of the Munder Funds’ fees) as to the methodology established for analyzing the reasonableness of advisory fees. The Board also considered information provided regarding the fees that World charges to other investment advisory clients, including institutional separate accounts, with investment objectives and strategies substantially similar to the Fund, and noted the relative scope of the management of and the services provided to those types of accounts versus the Fund. The Board was advised that as of December 31, 2012, the Advisor had no other investment advisory clients that had investment objectives and strategies that were substantially similar to those of the Fund.

The Board also considered the Fund’s total operating expense ratio (on both a gross and net basis) in comparison to those of a small group of funds in the same Morningstar category as the Fund and with average assets comparable to the Fund, and the Fund’s total operating expense ratio on a gross basis (and certain

Munder Index 500 Fund

Notes to Financial Statements, Unaudited June 30, 2013 (continued)

components of the total operating expense ratio) in comparison to a larger group of funds in the same Morningstar category as the Fund.

Based on these considerations and comparisons, the Board concluded that the current advisory fee and total expense ratio of the Fund should not preclude approval of the continuance of the Advisory Agreement or the Sub-Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor or World from the relationships with the Fund: The Board considered the representations that, beyond the fees earned by the Advisor, World and their respective affiliates for providing services to the Fund, the Advisor or World may benefit from its relationship with the Fund in the sense that consultants and potential institutional separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor might obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. Based on these facts and considerations, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement or the Sub-Advisory Agreement.

Based upon its thorough review and evaluation of the information requested and provided and the factors and issues addressed above, among others, and following discussion and having reached certain conclusions as discussed above, the Board unanimously approved each of the Advisory Agreement and the Sub-Advisory Agreement for an additional annual period commencing on July 1, 2013.

Munder Index 500 Fund

Notes to Financial Statements, Unaudited June 30, 2013 (continued)

16.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds as of June 30, 2013, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 65	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	Chairman, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 9/11); President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (12/05 to 9/11).	10	NVR, Inc. (homebuilding and mortgage banking) (since 12/11); Chesapeake Lodging Trust (real estate investment trust) (since 1/10); DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 66	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/ real estate company) (since 1991).	10	None

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 75	Trustee	Indefinite; since 11/89	Retired (since 7/09); Vice President, Macomb Community College (7/01-6/09); Dean, Macomb Community College (9/97-6/09).	10	None

Munder Index 500 Fund

Notes to Financial Statements, Unaudited June 30, 2013 (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 64	Trustee	Indefinite; since 2/03	President, Business Roundtable (association of business chief executive officers) (since 1/11); President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (10/04-1/11).	10	K12, Inc. (provider of online education) (since 11/12); Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Delta Airlines (10/08 to 7/12); Northwest Airlines (4/03 to 10/08).

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 54	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05).	10	Masco Corporation (manufacturer of home improvement and building products) (since 12/06); Taubman Centers, Inc. (real estate investment trust) (since 1/97).
Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 74	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	10	CMS Energy Corporation (utility company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” as defined under the 1940 Act. Mr. Monahan beneficially owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

Munder Index 500 Fund

Notes to Financial Statements, Unaudited June 30, 2013 (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Officers

James V. FitzGerald 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 53	President and Principal Executive Officer	through 2/14; since 1/10	President and Chief Operating Officer of Munder Capital Management (investment advisor) (since 1/10); Director, Munder Capital Holdings, LLC (investment advisor holding company) (since 1/10); President and Chief Operating Officer of Integrity Asset Management, LLC (investment advisor) (since 6/12); President and Chief Operating Officer of Pierce Street Advisors, LLC (investment advisor) (since 1/10); President of Munder Capital Management (6/09 to 1/10); Managing Director, Distribution and Chief Marketing Officer of Munder Capital Management (6/07 to 6/09).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 55	Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer	through 2/14; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Integrity Asset Management, LLC (investment advisor) (since 6/12); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF Offshore Fund Ltd. (since 5/09).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 47	Vice President and Principal Financial Officer	through 2/14; since 2/01	Managing Director and Chief Financial Officer of Munder Capital Management (investment advisor) (since 9/08); Managing Director, Chief Financial Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 9/08); Managing Director and Chief Financial Officer of Integrity Asset Management, LLC (investment advisor) (since 6/12); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Management (6/07 to 9/08); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (12/06 to 9/08).

David W. Rumph 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 41	Treasurer and Principal Accounting Officer	through 2/14; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08).

Bradford E. Smith 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 41	Assistant Treasurer	through 2/14; since 5/00	Director of Operations of Munder Capital Management (investment advisor) (since 5/10); Director of Mutual Fund Operations of Munder Capital Management (investment advisor) (3/01 to 5/10).

Munder Index 500 Fund

Notes to Financial Statements, Unaudited June 30, 2013 (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years

Kevin R. Kuhl 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 37	Assistant Treasurer	through 2/14; since 8/04	Director, Accounting of Munder Capital Management (investment advisor) (since 7/08); Manager of Mutual Fund Administration of Munder Capital Management (1/08 to 07/08).

Mary Ann C. Shumaker 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 58	Assistant Secretary	through 2/14; since 8/99	Associate General Counsel and Assistant Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Assistant Secretary of Munder Capital Management (investment advisor) (since 2/05); Associate General Counsel of Munder Capital Management (since 3/98); Associate General Counsel and Assistant Secretary of Integrity Asset Management, LLC (investment advisor) (since 6/12);.

Amy D. Eisenbeis 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 48	Assistant Secretary	through 2/14; since 2/05	Associate General Counsel of Munder Capital Management (investment advisor) (since 10/04).

Francine S. Hayes One Lincoln Street Boston, MA 02111 Age 45	Assistant Secretary	through 2/14; since 5/10	Vice President and Managing Counsel of State Street Bank and Trust Company (since 2004).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

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[This Page Intentionally Left Blank]

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman

John Rakolta, Jr., Vice Chairman

Joseph E. Champagne

John Engler

Michael T. Monahan

Lisa A. Payne

OFFICERS

James V. FitzGerald, President and Principal Executive Officer

Peter K. Hoglund, Vice President and Principal Financial Officer

Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer

David W. Rumph, Treasurer and Principal Accounting Officer

Amy D. Eisenbeis, Assistant Secretary

Francine S. Hayes, Assistant Secretary

Mary Ann C. Shumaker, Assistant Secretary

Kevin R. Kuhl, Assistant Treasurer

Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management

Munder Capital Center

480 Pierce Street

Birmingham, MI 48009

SUB-ADVISOR

World Asset Management, Inc.

255 East Brown Street

Birmingham, MI 48009

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

LEGAL COUNSEL

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

ANNINDEX0613

ANNUAL REPORT

June 30, 2013

Munder Integrity Mid-Cap Value Fund

Class Y & A Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/ edelivery

The Munder Funds® Letter to Shareholders

DEAR SHAREHOLDERS:

As 2012 yielded to the new year, the situation was this: the recent Presidential election was over, the “fiscal cliff” was in the rearview mirror, Washington remained mired in gridlock, economic growth was positive but spotty, concerns over sovereign debt remained high, the yield on 10-year Treasury notes was historically low (and poised to go lower) and prognosticators were mixed on their 2013 views. In short, there were a lot of mixed messages in the markets. Therefore, the exceptionally strong domestic equity market rally that began in January and ran through mid-June presented a welcome, but at times confusing, surprise. In the U.S., appetite for risk was clearly increasing, as evidenced by robust U.S. equity returns. In particular, the demand for yield led investors to U.S. dividend paying stocks. Corporate earnings were solid if not spectacular, with the S&P 500® Index, a measure of the large-capitalization sector of the U.S. stock market, on track to deliver record profits. All global markets were buoyed by the continued policy of quantitative easing by the Federal Reserve. Sovereign debt drama receded, and by late spring, the floral scent of optimism blew through Wall Street. Then, investors were introduced to a new, and apparently terrifying, term –“tapering”. When the Chairman of the Board of Governors of the Federal Reserve System announced its decision to begin the long process of reducing the historic monetary stimulus, the markets reacted quickly and negatively. From Mr. Bernanke’s press conference on June 19 through June 30, 2013, the S&P 500® declined 2.70% and the yield on 10-year Treasury notes spiked by as much as 100 basis points. Headlines and pundits heralded the beginning of the end, despite the Fed’s comments that the process would be very long and would not begin anytime soon, and certainly not until economic improvement supported such a move. In any event, a perfectly lovely market rally hit a speed bump as the sun set on the second quarter.

Despite the roiling markets in the last two weeks of June, the strong markets preceding the Fed’s announcement provided a cushion to investors, as year-to-date and twelve-month returns ended June 30, 2013 were impressive. For the six months and twelve months ended June 30, the S&P 500® was up 13.82% and 20.60%, respectively. Mid-cap and small-cap stocks continued to outperform their larger-cap cousins. The Russell Midcap® Index, a measure of the mid-cap segment of the U.S. equity universe, was up 15.45% and 25.41% for the six and twelve months ended June 30, and the Russell 2000® Index, a measure of the small-cap segment of the U.S. equity universe, returned 15.86% and 24.21% for the six and twelve months ended June 30.

Following strong outperformance relative to domestic equities in the fourth quarter of 2012, international equities significantly underperformed their domestic rivals for the six months ended June 30, 2013. The MSCI EAFE Index (net dividends), a measure of developed equity markets excluding the U.S. and Canada, returned a relatively paltry 4.10% for the six-month period, bringing its twelve-month return to 18.62%, well below U.S. equities. Emerging markets were hit even harder, with the MSCI Emerging Markets Index falling deep into negative territory (-9.40%) for the six months ended June 30, resulting in a return of 3.23% for the twelve months ended June 30, 2013. With the continued globalization of business, we view this underperformance as an opportunity for investors to make certain they have a well diversified asset allocation to enhance risk adjusted returns.

A couple of unconnected drivers drove fixed income returns to negative territory. First, as investors’ appetite for risk increased, investors rotated out of less risky fixed income securities into equities, placing selling pressure on fixed income values. Then, as the fixed income safe haven was beginning to feel unloved by the investing public, the Fed introduced the blasted “tapering” concept, raising the specter of higher rates, which also worked to erode fixed income returns. To wit, the Barclays U.S. Aggregate Bond Index, a measure of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, returned -2.44% for the six months ended June 30, and -0.69% for the twelve months ended June 30, 2013.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, I encourage you to contact your financial advisor. You may also contact the Funds at 1-800-468-6337 or through our website at www.munder.com. My colleagues and I sincerely appreciate the confidence you have placed in the Munder Funds and we value the opportunity to help you meet your investment goals.

Very Truly Yours,

James FitzGerald

President and Principal Executive Officer, The Munder Funds

President, Munder Capital Management

ii	Performance History
iv	Management’s Discussion of Fund Performance
viii	Shareholder Fee Example

1	Portfolio of Investments
6	Statement of Assets and Liabilities
8	Statement of Operations
9	Statements of Changes in Net Assets
10	Statements of Changes in Net Assets — Capital Stock Activity
12	Financial Highlights
14	Notes to Financial Statements
22	Report of Independent Registered Public Accounting Firm
23	Notes to Financial Statements — Unaudited

Risks:    The Fund invests in smaller and medium-sized company stocks, which are more volatile and less liquid than larger, more established company securities. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. A substantial portion of the Fund’s assets is invested in the financials sector, whose performance can be significantly negatively impacted by economic downturns and changes in government regulation and interest rates. The Fund may invest up to 25% of its assets in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards. Performance and after-tax returns can be significantly impacted by the Fund’s investments in Initial Public Offerings (IPOs), which may involve short-term trading. We cannot, however, ensure that the Fund will obtain IPOs.

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus and summary prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus and summary prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

Munder Funds distributed through Funds Distributor, LLC.

i

Performance History (Unaudited)

The line graph represents the performance of the Fund’s Class Y Shares. Due to differing sales charges and expenses, performance of classes not shown in the graph will differ. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

GROWTH OF AN ASSUMED $10,000 INVESTMENT SINCE INCEPTION(1)

THROUGH 6/30/13

Class (Inception Date)	With Load		Without Load	Russell Midcap® Value Index
CLASS Y (7/1/11)	N/A		$12,686	$12,718
CLASS A (7/1/11)	$11,926	(2)	$12,618	$12,718

ii

AVERAGE ANNUAL TOTAL RETURNS (AS OF 6/30/13)

Class (Inception Date)	One Year w/load		One Year w/out load	Since Inception w/load		Since Inception w/out load
CLASS Y (7/1/11)	N/A		28.76%	N/A		12.61%
CLASS A (7/1/11)	21.32%	(2)	28.37%	9.19%	(2)	12.31%

(1)	Amounts represent the growth of a $10,000 investment since inception of the share class.
(2)	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, for Class Y and A Shares during the fiscal year ended 6/30/12 the gross expense ratios were 28.49% and 113.22%, respectively, and the net expense ratios were 1.26% and 1.51%, respectively. Munder Capital Management has contractually agreed to limit certain expenses of the Fund through at least 10/31/13. Expense ratios for the fiscal year ended 6/30/13 are included in this Annual Report in the Financial Highlights. Munder Capital Management has limited certain expenses of the Fund since the Fund’s inception. Total returns would have been lower if Munder Capital Management had not limited expenses during those periods.

iii

Management’s Discussion of Fund Performance (Unaudited)

INVESTMENT PROCESS HIGHLIGHTS

The Munder Integrity Mid-Cap Value Fund’s management team seeks to achieve capital appreciation in the Fund by investing in stocks of medium sized companies (according to their market capitalization) that the team believes are undervalued, but poised to outperform. The Fund generally invests in companies with market capitalizations within the range of the companies in the Russell Midcap® Index.

The management team’s investment philosophy is rooted in the belief that consistent, long-term performance can be achieved by applying a prudent value approach and investing in what they have determined to be statistically cheap stocks trading below their estimated value, investing in companies that have improving sentiment, and continuously evaluating the risk exposure. Specifically they seek to invest in the right company, at the right price, and at the right time.

INVESTING ENVIRONMENT

With the U.S. economy continuing to heal, corporate profits in an upward trend and supportive monetary policy in place, investors continued to bid up stocks for much of the year ended June 30, 2013. The Russell Midcap® Value Index posted strong gains led by consumer discretionary and industrials. Materials and utilities were laggards in this environment. Mid-cap value stocks outperformed mid-cap growth stocks.

Due to risk controls employed in the management of the Fund, economic sector weights were relatively neutral to performance. The Fund’s focus on selecting companies with good valuation and catalysts for outperformance led to strength relative to the Fund’s benchmark in financials, energy and materials. Information technology and consumer staples exhibited some weakness.

iv

SECTOR DIVERSIFICATION
Financials	29.1%
Industrials	15.0%
Information Technology	12.5%
Health Care	10.7%
Consumer Discretionary	7.7%
Utilities	7.1%
Energy	7.0%
Materials	5.9%
Consumer Staples	3.6%
Other	1.4%

Net Assets	100.0%

As a percentage of net assets as of 6/30/13.

PERFORMANCE DISCUSSION

During the twelve-month period ended June 30, 2013, the Fund returned 28.76%, outperforming the Russell Midcap® Value Index, which returned 27.65% over the same period.

Notable contributors to the Fund’s performance during the past year included: NorthStar Realty Finance Corp., which engages in acquiring, financing, operating and securitizing real estate investments; Marathon Petroleum Corporation, a provider of oil and petroleum refinery services; Gulfport Energy Corporation, which explores for oil and natural gas; Cigna Corporation, a provider of life, accident and health insurance products as well as financial services; and Ameriprise Financial, Inc., a provider of financial planning, brokerage, asset management and insurance services to individuals, businesses and institutions.

Notable detractors to the Fund’s performance during the past year included: TreeHouse Foods, Inc., a manufacturer of pickles, coffee creamer, sauces and salad dressing; Navistar International Corporation, which manufactures and sells medium and heavy trucks; Intersil Corporation, which designs and manufactures analog semiconductors; Humana Inc., which offers health insurance coverage and related services; and Health Care REIT, Inc., which operates as a real estate investment trust.

FUND CHANGES

The Fund’s management team identified several new investment opportunities for the Fund during the period, including: Boston Scientific Corporation, a medical device company; Genworth Financial, Inc., a provider of life insurance products; Helix Energy Solutions Group, Inc., an energy services provider; H.B. Fuller Company, a specialty chemical maker; and TRW Automotive Holdings Corp., an auto parts supplier.

The team funded these positions in part by selling the Fund’s positions in: Compuware Corporation, a provider of software products; Edison International, an electric utility; The Gap, Inc., a specialty apparel retailer; LifePoint Hospitals, Inc., an operator of hospitals; and Unum Group, a provider of life insurance.

The Fund’s performance contained in the Management’s Discussion of Fund Performance is based on Class Y Shares of the Fund. Performance of the other

v

classes of shares will differ. Management’s Discussion of Fund Performance presents information about the Fund’s holdings that are believed to be accurate, and the views of the portfolio managers, as of June 30, 2013. The Fund’s holdings, the information about the Fund’s holdings and the views of the portfolio managers may change, and the Fund disclaims any obligation to advise shareholders of any such changes. Discussions regarding specific holdings are for illustration only and are not intended as recommendations to purchase or sell individual stocks. A complete list of Fund holdings as of June 30, 2013 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

The Russell Midcap® Value Index measures the performance of those Russell Midcap® companies (approximately 800 of the smallest securities in the Russell 1000® Index, which includes approximately 1,000 of the largest companies in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market) with lower price-to-book ratios and lower forecasted growth values. Index performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

vi

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vii

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2013 through June 30, 2013.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to

viii

an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Period* 1/1/13-6/30/13	Annualized Expense Ratio
Actual
Class Y	$1,000.00	$1,173.00	$6.73	1.25%
Class A	$1,000.00	$1,171.20	$8.08	1.50%
Hypothetical
Class Y	$1,000.00	$1,018.60	$6.26	1.25%
Class A	$1,000.00	$1,017.36	$7.50	1.50%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

ix

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x

Munder Integrity Mid-Cap Value Fund

Portfolio of Investments, June 30, 2013

Shares		Value(a)

COMMON STOCKS — 98.6%
Consumer Discretionary — 7.7%
Auto Components — 1.0%
460	TRW Automotive Holdings Corp †	$30,562

Hotels, Restaurants & Leisure — 1.7%
1,729	MGM Resorts International †	25,555
470	Wyndham Worldwide Corp	26,898

		52,453

Household Durables — 0.9%
1,250	DR Horton Inc	26,600

Leisure Equipment & Products — 0.8%
775	Brunswick Corp/DE	24,761

Media — 1.3%
1,624	Gannett Co Inc	39,723

Multiline Retail — 1.3%
814	Macy’s Inc	39,072

Specialty Retail — 0.7%
490	Abercrombie & Fitch Co, Class A	22,173

Total Consumer Discretionary		235,344

Consumer Staples — 3.6%
Beverages — 1.0%
475	Beam Inc	29,977

Food Products — 2.6%
2,440	Dean Foods Co †	24,449
429	Hain Celestial Group Inc/The †	27,872
1,135	Tyson Foods Inc, Class A	29,147

		81,468

Total Consumer Staples		111,445

Energy — 7.0%
Energy Equipment & Services — 3.3%
475	Cameron International Corp †	29,051
1,014	Helix Energy Solutions Group Inc †	23,363
723	Noble Corp	27,170
834	Superior Energy Services Inc †	21,634

		101,218

Oil, Gas & Consumable Fuels — 3.7%
545	Gulfport Energy Corp †	25,653
450	HollyFrontier Corp	19,251

See Notes to Financial Statements.

1

Munder Integrity Mid-Cap Value Fund

Portfolio of Investments, June 30, 2013 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Energy (Continued)
Oil, Gas & Consumable Fuels (Continued)
3,818	Kodiak Oil & Gas Corp †	$33,942
542	Noble Energy Inc	32,542

		111,388

Total Energy		212,606

Financials — 29.1%
Capital Markets — 3.8%
168	Affiliated Managers Group Inc †	27,542
545	Ameriprise Financial Inc	44,079
1,396	Invesco Ltd	44,393

		116,014

Commercial Banks — 8.4%
902	Comerica Inc	35,927
2,035	Fifth Third Bancorp	36,732
2,830	First Horizon National Corp	31,696
3,149	KeyCorp	34,765
4,135	Regions Financial Corp	39,406
1,360	SunTrust Banks Inc	42,935
1,215	Zions Bancorporation	35,089

		256,550

Insurance — 7.9%
634	American Financial Group Inc/OH	31,009
649	Arch Capital Group Ltd †	33,365
745	Arthur J Gallagher & Co	32,549
1,255	Fidelity National Financial Inc, Class A	29,882
3,340	Genworth Financial Inc, Class A †	38,109
1,240	Hartford Financial Services Group Inc	38,341
1,053	Lincoln National Corp	38,403

		241,658

Real Estate Investment Trusts (REITs) — 8.2%
2,074	DDR Corp	34,532
1,550	Duke Realty Corp	24,164
1,579	General Growth Properties Inc	31,375
589	HCP Inc	26,764
620	Health Care REIT Inc	41,559
2,220	Host Hotels & Resorts Inc	37,451
2,515	NorthStar Realty Finance Corp	22,887
890	Prologis Inc	33,571

		252,303

See Notes to Financial Statements.

2

Shares		Value(a)

Financials (Continued)
Real Estate Management & Development — 0.8%
270	Jones Lang LaSalle Inc	$24,608

Total Financials		891,133

Health Care — 10.7%
Health Care Equipment & Supplies — 3.3%
5,045	Boston Scientific Corp †	46,767
975	Hologic Inc †	18,818
460	Zimmer Holdings Inc	34,472

		100,057

Health Care Providers & Services — 6.2%
702	Cigna Corp	50,888
1,030	Community Health Systems Inc	48,286
1,025	Health Net Inc/CA †	32,616
675	HealthSouth Corp †	19,440
595	Universal Health Services Inc, Class B	39,841

		191,071

Pharmaceuticals — 1.2%
894	Forest Laboratories Inc †	36,654

Total Health Care		327,782

Industrials — 15.0%
Aerospace & Defense — 4.8%
380	B/E Aerospace Inc †	23,971
415	Esterline Technologies Corp †	30,001
807	Hexcel Corp †	27,478
1,736	Spirit Aerosystems Holdings Inc, Class A †	37,289
1,145	Textron Inc	29,827

		148,566

Building Products — 0.9%
670	Owens Corning †	26,183

Construction & Engineering — 1.8%
1,305	Dycom Industries Inc †	30,197
592	EMCOR Group Inc	24,065

		54,262

Machinery — 4.5%
873	ITT Corp	25,675
870	Navistar International Corp †	24,151
685	Oshkosh Corp †	26,010

See Notes to Financial Statements.

3

Munder Integrity Mid-Cap Value Fund

Portfolio of Investments, June 30, 2013 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Industrials (Continued)
Machinery (Continued)
404	Stanley Black & Decker Inc	$31,229
550	Timken Co	30,954

		138,019

Road & Rail — 3.0%
1,400	Hertz Global Holdings Inc †	34,720
247	Kansas City Southern	26,172
774	Old Dominion Freight Line Inc †	32,214

		93,106

Total Industrials		460,136

Information Technology — 12.5%
Communications Equipment — 1.9%
1,675	ARRIS Group Inc †	24,036
1,785	Ciena Corp †	34,665

		58,701

Electronic Equipment, Instruments & Components — 4.2%
860	Arrow Electronics Inc †	34,271
1,390	Ingram Micro Inc, Class A †	26,396
1,640	Jabil Circuit Inc	33,423
2,510	Vishay Intertechnology Inc †	34,864

		128,954

IT Services — 0.8%
520	Teradata Corp †	26,120

Semiconductors & Semiconductor Equipment — 4.6%
2,285	Applied Materials Inc	34,069
4,650	Atmel Corp †	34,177
1,807	Fairchild Semiconductor International Inc †	24,937
2,575	Intersil Corp, Class A	20,137
3,790	TriQuint Semiconductor Inc †	26,265

		139,585

Software — 1.0%
1,238	PTC Inc †	30,368

Total Information Technology		383,728

Materials — 5.9%
Chemicals — 4.2%
367	Ashland Inc	30,644
1,066	Chemtura Corp †	21,640

See Notes to Financial Statements.

4

Shares		Value(a)

Materials (Continued)
Chemicals (Continued)
379	FMC Corp	$23,142
572	HB Fuller Co	21,627
1,237	PolyOne Corp	30,653

		127,706

Containers & Packaging — 1.0%
310	Rock Tenn Co, Class A	30,963

Metals & Mining — 0.7%
807	RTI International Metals Inc †	22,362

Total Materials		181,031

Utilities — 7.1%
Electric Utilities — 5.1%
1,275	Great Plains Energy Inc	28,739
1,226	NV Energy Inc	28,762
560	Pinnacle West Capital Corp	31,063
1,228	PPL Corp	37,159
950	Westar Energy Inc	30,362

		156,085

Gas Utilities — 0.8%
639	UGI Corp	24,991

Independent Power Producers & Energy Traders — 1.2%
1,367	NRG Energy Inc	36,499

Total Utilities		217,575

TOTAL COMMON STOCKS
(Cost $2,580,503)		3,020,780

INVESTMENT COMPANY — 2.0%
(Cost $62,252)
62,252	State Street Institutional U.S. Government Money Market Fund	62,252

TOTAL INVESTMENTS
(Cost $2,642,755)	100.6%	3,083,032
OTHER ASSETS AND LIABILITIES (Net)	(0.6)	(19,144)

NET ASSETS	100.0%	$3,063,888

†	Non-income producing security.

(a)	As of June 30, 2013, the values of securities of the Fund were determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

See Notes to Financial Statements.

5

Munder Integrity Mid-Cap Value Fund

Statement of Assets and Liabilities, June 30, 2013

ASSETS:
Investments, at value (see accompanying schedule)	$3,083,032
Dividends and interest receivable	2,841
Receivable from Advisor	11,410
Receivable for investment securities sold	7,355
Receivable for Fund shares sold	28,268
Prepaid expenses and other assets	19,307

Total Assets	3,152,213

LIABILITIES:
Payable for investment securities purchased	46,369
Payable for Fund shares redeemed	83
Legal and audit fees payable	22,848
Administration fees payable	5,257
Trustees’ fees and expenses payable	3,836
Investment advisory fees payable	1,846
Custody fees payable	1,593
Transfer agency/record keeping fees payable	373
Distribution and shareholder servicing fees payable	75
Accrued expenses and other payables	6,045

Total Liabilities	88,325

NET ASSETS	$3,063,888

Investments, at cost	$2,642,755

See Notes to Financial Statements.

6

NET ASSETS consist of:
Undistributed net investment income	$—
Accumulated net realized gain on investments sold	40,816
Net unrealized appreciation of investments	440,277
Paid-in capital	2,582,795

$3,063,888

NET ASSETS:
Class Y Shares	$2,629,685

Class A Shares	$434,203

SHARES OUTSTANDING:
Class Y Shares	208,614

Class A Shares	34,490

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$12.61

CLASS A SHARES:
Net asset value and redemption price per share	$12.59

Maximum sales charge	5.50%
Maximum offering price per share	$13.32

See Notes to Financial Statements.

7

Munder Integrity Mid-Cap Value Fund

Statement of Operations, For the Year Ended June 30, 2013

INVESTMENT INCOME:
Interest	$24
Dividends	31,688

Total Investment Income	31,712

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	420
Administration fees	64,800
Registration and filing fees	44,240
Legal and audit fees	27,722
Custody fees	25,557
Investment advisory fees	17,343
Trustees’ fees and expenses	14,316
Transfer agency/record keeping fees	1,370
Other	27,402

Total Expenses	223,170
Expenses reimbursed by Advisor	(193,840)

Net Expenses	29,330

NET INVESTMENT INCOME	2,382

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from security transactions	69,292
Net change in unrealized appreciation/(depreciation) of securities	513,188

Net realized and unrealized gain on investments	582,480

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$584,862

See Notes to Financial Statements.

8

Munder Integrity Mid-Cap Value Fund

Statements of Changes in Net Assets

	Year Ended June 30, 2013	Year Ended June 30, 2012
Net investment income	$2,382	$3,447
Net realized gain/(loss) from security transactions	69,292	(26,027)
Net change in net unrealized appreciation/(depreciation) of securities	513,188	(72,911)

Net increase/(decrease) in net assets resulting from operations	584,862	(95,491)
Dividends to shareholders from net investment income:
Class Y Shares	(7,884)	(209)
Class A Shares	(142)	(99)
Net increase in net assets from Fund share transactions:
Class Y Shares	373,363	1,817,650
Class A Shares	284,012	107,826

Net increase in net assets	1,234,211	1,829,677
NET ASSETS:
Beginning of year	1,829,677	—

End of year	$3,063,888	$1,829,677

Undistributed net investment income	$—	$3,195

See Notes to Financial Statements.

9

Munder Integrity Mid-Cap Value Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended June 30, 2013	Year Ended June 30, 2012
Amount
Class Y Shares:
Sold	$365,479	$1,817,441
Issued as reinvestment of dividends	7,884	209

Net increase	$373,363	$1,817,650

Class A Shares:
Sold	$652,546	$107,727
Issued as reinvestment of dividends	142	99
Redeemed	(368,676)	—

Net increase	$284,012	$107,826

See Notes to Financial Statements.

10

	Year Ended June 30, 2013	Year Ended June 30, 2012
Shares
Class Y Shares:
Sold	32,589	175,261
Issued as reinvestment of dividends	741	23

Net increase	33,330	175,284

Class A Shares:
Sold	56,977	10,834
Issued as reinvestment of dividends	14	11
Redeemed	(33,346)	—

Net increase	23,645	10,845

See Notes to Financial Statements.

11

Munder Integrity Mid-Cap Value Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares
	Year Ended 06/30/13(b)	Year Ended 06/30/12(b)
Net asset value, beginning of period	$9.83	$10.00

Income/(loss) from investment operations:
Net investment income	0.01	0.06
Net realized and unrealized gain/(loss) on investments	2.81	(0.21)

Total from investment operations	2.82	(0.15)

Less distributions:
Dividends from net investment income	(0.04)	(0.02)

Total distributions	(0.04)	(0.02)

Net asset value, end of period	$12.61	$9.83

Total return(c)	28.76%	(1.48)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$2,630	$1,723
Ratio of operating expenses to average net assets	1.25%	1.25%
Ratio of net investment income to average net assets	0.13%	0.58%
Portfolio turnover rate	82%	46%
Ratio of operating expenses to average net assets without expense reimbursements	9.68%	28.48%

(a)	Class Y Shares and Class A Shares of the Fund commenced operations on July 1, 2011.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. Total returns would have been lower if not for fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

12

A Shares
Year Ended 06/30/13(b)	Year Ended 06/30/12(b)
$9.82	$10.00

(0.02)	0.02
2.80	(0.19)

2.78	(0.17)

(0.01)	(0.01)

(0.01)	(0.01)

$12.59	$9.82

28.37%	(1.70)%

$434	$107
1.50%	1.50%
(0.20)%	0.22%
82%	46%

9.29%	113.21%

See Notes to Financial Statements.

13

Munder Integrity Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2013

1.	Organization

As of June 30, 2013, the Munder Funds consisted of 10 portfolios, each of which is a series of Munder Series Trust (“MST”). Information presented in these financial statements pertains only to the Munder Integrity Mid-Cap Value Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to seek to achieve capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 2 classes of shares — Class A and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a contingent deferred sales charge (“CDSC”). All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale

14

Munder Integrity Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2013 (continued)

price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuation determinations may be made using a market-based approach that involves a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information. Discounts also may be applied due to the nature or duration of any restrictions on the disposition of the investments. The pricing committee monitors the valuation approaches that it employs by reviewing, without limitation, key inputs and assumptions and any related market activity. Due to the inherent uncertainty of fair valuations, a fair value may differ significantly from the value that would have been used had an active market existed.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

15

Munder Integrity Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2013 (continued)

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2013:

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$3,083,032
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—

Total	$3,083,032

Securities or other financial instruments that transfer between levels during the period are treated as though the transfer occurred at the beginning of the period. There were no transfers into or out of any levels as described above, during the fiscal year ended June 30, 2013.

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector and industry.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, if any, is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method, subject to certain minimums. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally,

16

Munder Integrity Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2013 (continued)

management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2013.

The Fund is subject to examination by U.S. federal and state tax authorities for all periods since inception of the Fund.

3.	Investment Advisor, Sub-Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed daily at an annual rate of 0.75% on the first $500 million of its average daily net assets; and 0.70% on average daily net assets exceeding $500 million. During the year ended June 30, 2013, the Fund paid an annual effective rate of 0.75% for advisory services.

Integrity Asset Management, LLC (“Integrity”), a wholly owned subsidiary of the Advisor, serves as sub-advisor to the Fund. Pursuant to an investment sub-advisory agreement with the Advisor, Integrity is responsible for the day-to-day management of the Fund, including, without limitation, providing a program of continuous investment management to the Fund in accordance with the Fund’s investment objective, strategies, policies and limitations, investing and reinvesting the assets of the Fund, overseeing the placement of purchase and sale orders for the Fund and providing research services for the Fund. For its services with regard to the Fund, Integrity is entitled to receive from the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.50% of its average daily net assets.

Pursuant to a written Expense Limitation Agreement with the Fund, the Advisor agreed to waive fees or reimburse certain expenses of the Fund to the extent necessary to maintain the Fund’s total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) at 1.50% and 1.25% for Class A and Class Y Shares, respectively (collectively, “Target Operating Expenses”). For the year ended June 30, 2013, the Advisor reimbursed expenses pursuant to the Expense Limitation Agreement on behalf of the Fund totaling $193,840, which are reflected as expenses reimbursed by Advisor in the accompanying Statement of Operations.

17

Munder Integrity Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2013 (continued)

Pursuant to a separate written Agreement with the Fund (the “Repayment Agreement”), the Advisor may seek repayment from the Fund for Fund expenses it reimbursed under the Expense Limitation Agreement. At June 30, 2013, the total amount eligible for repayment to the Advisor was $457,677, of which $263,837 expires in 2015 and $193,840 expires in 2016. The Fund may only grant such repayment provided (1) its actual total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) are below the Target Operating Expenses and (2) it receives approval from the Board of Trustees. The Repayment Agreement is subject to annual review by the Board of Trustees.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates, subject to a Fund minimum fee of $56,000:

Fund Net Assets	Annual Fee
First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2013, the Advisor earned $64,800 before payment of sub-administration fees and $41,332 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2013, the Fund paid an annual effective rate of 2.8022% for administrative services.

During the year ended June 30, 2013, each Trustee was paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee of MST, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also received an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not,

18

Munder Integrity Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2013 (continued)

however, actually invested in shares of any funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2013, no officer, director or employee of the Advisor, Integrity, or any of their affiliates received any compensation from MST.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) that applies to the Fund’s Class A Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rate payable under the Plan for Class A Shares is 0.25% of average daily net assets.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $2,504,709 and $1,837,046, respectively, for the year ended June 30, 2013.

At June 30, 2013, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $455,816, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $25,419 and net appreciation for tax purposes was $430,397. At June 30, 2013, aggregate cost for tax purposes was $2,652,635.

6.	Revolving Line of Credit

Effective December 5, 2012, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes a quarterly commitment fee on the daily

19

Munder Integrity Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2013 (continued)

amount of the unused commitment, allocated among the participating Munder Funds on the basis of relative net assets. Prior to December 5, 2012, the quarterly commitment fee was equal to 0.125% per annum. Effective December 5, 2012, the quarterly commitment fee is equal to 0.11% per annum. During the year ended June 30, 2013, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2013, total commitment fees for the Fund were $20.

7.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2013, permanent differences resulting primarily from distribution re-designations and non-taxable dividend adjustments to income were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$2,449	$(2,449)	$—

During the years ended June 30, 2013 and June 30, 2012, dividends of $8,026 and $308, respectively, were paid to shareholders from ordinary income.

At June 30, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Capital Gains	Unrealized Appreciation	Total
$37,934	$12,763	$430,397	$481,094

The differences between book and tax distributable earnings were primarily due to wash sales and non-taxable dividend adjustments to income.

20

Munder Integrity Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2013 (continued)

Under the Regulated Investment Company Modernization Act of 2010, realized capital losses may be carried forward indefinitely and will retain their tax character as either short-term or long-term.

During the year ended June 30, 2013, $7,372 in carried forward capital losses were utilized by the Fund. As determined at June 30, 2013 the Fund had no unused capital losses.

21

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Integrity Mid-Cap Value Fund and

Board of Trustees of Munder Series Trust:

We have audited the accompanying statement of assets and liabilities of Munder Integrity Mid-Cap Value Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”), including the portfolio of investments, as of June 30, 2013, the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Integrity Mid-Cap Value Fund of Munder Series Trust at June 30, 2013, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 23,2013

22

Munder Integrity Mid-Cap Value Fund

Notes to Financial Statements Unaudited, June 30, 2013

9.	Tax Information (Unaudited)

Of the distributions paid by the Fund, 74% will qualify for the dividend declaration available to corporate shareholders

For the fiscal year end June 30, 2013, the Fund designates approximately $31,688 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

10.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

11.	Proxy Voting Policies and Procedures (Unaudited)

A description of the proxy voting policies and procedures of the Advisor and Integrity, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

12.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ended June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

13.	Approval of Investment Advisory Agreement and Sub-Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). The Advisor has retained Integrity, a wholly

23

Munder Integrity Mid-Cap Value Fund

Notes to Financial Statements Unaudited, June 30, 2013 — (continued)

owned subsidiary of the Advisor, to serve as sub-advisor to the Fund pursuant to the terms of an Investment Sub-Advisory Agreement dated March 1, 2011, as amended (“Sub-Advisory Agreement”). At an in-person meeting held on May 13-14, 2013, the Board of Trustees unanimously voted to approve the continuation of each of the Advisory Agreement and the Sub-Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2013.

In determining whether to approve the continuation of the Advisory Agreement and the Sub-Advisory Agreement, the Board requested, and received from the Advisor and Integrity, information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. The Board and counsel to the “Non-Interested Trustees” had an opportunity to review such information in advance of the meeting. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.)

Both in Board meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and the Sub-Advisory Agreement and in other Board meetings held during the course of the fiscal year (including, in particular, the February 2013 Board meeting), the Board received materials relating to the services provided to the Munder Funds by the Advisor and Integrity and other relevant factors. In evaluating the Advisory Agreement and the Sub-Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement and the Sub-Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the fiscal year, regarding the Advisor, Integrity, each of their services, and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether each of the Advisory Agreement and the Sub-Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” were separately advised by their independent legal counsel, with respect to the specific information requested for their consideration as well as with their deliberations regarding the continuation of the Advisory Agreement and the Sub-Advisory Agreement. The discussion below is not intended to be all-inclusive or intended to touch on every fact or issue that the Board took into consideration regarding the renewals of the Advisory Agreement and the Sub-Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information as part of its robust evaluation process. The determinations to

24

Munder Integrity Mid-Cap Value Fund

Notes to Financial Statements Unaudited, June 30, 2013 — (continued)

approve the continuance of each of the Advisory Agreement and the Sub-Advisory Agreement were made on the basis of each Trustee’s business judgment after consideration of all the information requested and provided to the Board. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by each of the Advisor and Integrity to the Fund under the Agreements: With respect to this factor, the Board considered:

•

the general experience, business, operations and financial condition of each of the Advisor and Integrity. In connection with these considerations, the Board was presented with detailed information concerning the ownership and organizational structures of the Advisor and Integrity, recent changes within the organizations (including key personnel changes) and the financial conditions of the Advisor and Integrity;

•

the qualifications of management of each of the Advisor and Integrity and of persons providing portfolio management services to the Fund. In connection with these considerations, the Board was presented with detailed information concerning key portfolio management positions at the Advisor and Integrity, personnel changes and changes in employee responsibilities within the Advisor and Integrity in 2012 and 2013, the organizational structure and depth of Integrity’s portfolio management team, and the structure of Integrity’s compensation of key investment personnel;

•	the services provided by the Advisor and Integrity to the Fund during the previous year and the services anticipated to be provided to the Fund in the upcoming year;

•	how responsibilities are shared and coordinated between the Advisor and Integrity with respect to the Fund and the processes used by the Advisor to oversee Integrity’s activities;

•

the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through contractual waivers of a portion of the investment advisory fees, the addition of contractual fee breakpoints or a contractual reduction of its advisory fees), although no such adjustments were made to the Fund’s investment advisory fees during the current period;

25

Munder Integrity Mid-Cap Value Fund

Notes to Financial Statements Unaudited, June 30, 2013 — (continued)

•	the Advisor’s performance generally with respect to all of the Munder Funds and Integrity’s performance more specifically with respect to the Fund, as further described below;

•	the Advisor’s marketing efforts with respect to the Munder Funds in recent years and on an ongoing basis;

•

the actions the Advisor had taken, or recommendations the Advisor made that resulted in the Munder Funds taking actions, that benefited certain funds over the past year, including obtaining an order from the Securities and Exchange Commission permitting the Munder Funds to be operated in a manager of managers structure (subject to shareholder approval, as applicable);

•	the information provided by each of the Advisor and Integrity in their respective Forms ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of each of the Advisory Agreement and the Sub-Advisory Agreement.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board supported approval of the continuance of each of the Advisory Agreement and the Sub-Advisory Agreement.

(b) The investment performance of the Fund and the Advisor and Integrity: The Board considered the relative performance of the Fund against a variety of standards as of December 31, 2012, including (1) the one-year total returns, on both a gross and net basis, of the Fund’s Class Y Shares compared to the performance of the Fund’s benchmark index and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the total return, on a net basis, of the Fund’s Class Y Shares for the one-year period as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies, among other factors; and (5) the Fund’s one-year total return as compared to the performance of other funds in the same Morningstar category as the Fund.

In this regard, the Board considered that as of December 31, 2012: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, trailed the performance of its benchmark for the one-year period, and (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, exceeded the median performance of the Fund’s Lipper peer group for the one-year period. In addition, the Board considered the performance of the Fund against various

26

Munder Integrity Mid-Cap Value Fund

Notes to Financial Statements Unaudited, June 30, 2013 — (continued)

performance benchmarks for periods ended March 31, 2013. The Board also considered information provided by the Advisor regarding its ongoing efforts to enhance investment results both with respect to the Fund and generally with respect to all of the Munder Funds.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund supported approval of the continuance of each of the Advisory Agreement and the Sub-Advisory Agreement.

(c) The costs of the services to be provided and profits expected to be realized by the Advisor and Integrity and their respective affiliates from the relationships with the Fund: The Board considered detailed information provided by the Advisor as to the costs of and profits realized by the Advisor and Integrity in 2012, and projections by the Advisor as to the expected costs of and profits expected to be realized by the Advisor and Integrity over the 12 months ending on December 31, 2013, with respect to all services provided by the Advisor and Integrity to the Fund, based on certain assumptions disclosed to the Board. The Board also noted that the Advisor had agreed to continue the contractual expense limitations in place for the Fund. The Board considered the costs relating to the Advisor’s and Integrity’s services in light of the Fund’s performance. Based on these facts, the Board concluded that the profits that are expected to be realized by the Advisor under the Advisory Agreement and by Integrity under the Sub-Advisory Agreement were not unreasonable in light of the costs relating to the services that the Advisor and Integrity provide to the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years, and on an ongoing basis, to review the advisory and other fees and expenses of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (by reducing its contractual advisory fees, through the implementation of contractual breakpoints or through the implementation of contractual waivers) in an overall effort to reduce the total operating expenses of the Munder Funds. The Board also considered that the Advisor had implemented contractual advisory fee breakpoints, reductions in contractual advisory fees or contractual advisory fee waivers with respect to certain of the Munder Funds in recent years. The Board also noted the contractual breakpoint in the advisory fee schedule for the Fund. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders in the future.

In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its significant efforts in recent years to renegotiate contracts with other service providers for the Funds

27

Munder Integrity Mid-Cap Value Fund

Notes to Financial Statements Unaudited, June 30, 2013 — (continued)

in order to (i) enhance and/or clarify the services to be provided to the Munder Funds and (ii) reduce the total operating expense ratios of the Munder Funds. In particular, the Board considered the Advisor’s negotiation (for the benefit of the Munder Funds) of a reduction in the transfer agency fees effective beginning in June 2011.

Based on these facts and considerations, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). In addition, the Board received separate information generated from Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, which compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers. The Board considered information from a third-party consultant (which the Board had engaged in connection with prior evaluations of the Munder Funds’ fees) as to the methodology established for analyzing the reasonableness of advisory fees. The Board also considered information provided regarding the fees that the Advisor and Integrity charge to other investment advisory clients, including institutional separate accounts, with investment objectives and strategies substantially similar to the Fund, and noted the relative scope of the management of and the services provided to those types of accounts versus the Fund.

The Board also considered the Fund’s total operating expense ratio (on both a gross and net basis) in comparison to those of a small group of funds in the same Morningstar category as the Fund and with average assets comparable to the Fund, and the Fund’s total operating expense ratio on a gross basis (and certain components of the total operating expense ratio) in comparison to a larger group of funds in the same Morningstar category as the Fund. In light of fees charged to other funds in the Fund’s Morningstar category, the Board noted that certain contractual expense limitations and/or fee waiver arrangements were currently in place to maintain a competitive cost structure.

Based on these considerations and comparisons, the Board concluded that the current advisory fee and total expense ratio of the Fund should not preclude approval of the continuance of the Advisory Agreement or the Sub-Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor or Integrity from the relationships with the Fund: The Board considered the representations that,

28

Munder Integrity Mid-Cap Value Fund

Notes to Financial Statements Unaudited, June 30, 2013 — (continued)

beyond the fees earned by the Advisor, Integrity and their affiliates for providing services to the Fund, the Advisor or Integrity may benefit from its relationship with the Fund in the sense that consultants and potential institutional separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor might obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s and Integrity’s representation that, while money managers may benefit from the use of “soft dollars” obtained from broker-dealers through the payment of commissions on trades in client accounts, each of the Advisor and Integrity limits soft dollar usage to research and brokerage products and services that the Advisor or Integrity, as applicable, believes are permitted under the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934. Based on these facts and considerations, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement or the Sub-Advisory Agreement.

Based upon its thorough review and evaluation of the information requested and provided and the factors and issues addressed above, among others, and following discussion and having reached certain conclusions as discussed above, the Board unanimously approved each of the Advisory Agreement and the Sub-Advisory Agreement for an additional annual period commencing on July 1, 2013.

29

Munder Integrity Mid-Cap Value Fund

Notes to Financial Statements Unaudited, June 30, 2013 — (continued)

14.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds as of June 30, 2013, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 65	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	Chairman, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 9/11); President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (12/05 to 9/11).	10	NVR, Inc. (homebuilding and mortgage banking) (since 12/11); Chesapeake Lodging Trust (real estate investment trust) (since 1/10); DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 66	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	10	None

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 75	Trustee	Indefinite; since 11/89	Retired (since 7/09); Vice President, Macomb Community College (7/01-6/09); Dean, Macomb Community College (9/97-6/09).	10	None

30

Munder Integrity Mid-Cap Value Fund

Notes to Financial Statements Unaudited, June 30, 2013 — (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 64	Trustee	Indefinite; since 2/03	President, Business Roundtable (association of business chief executive officers) (since 1/11); President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (10/04-1/11).	10	K12, Inc. (provider of online education) (since 11/12); Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Delta Airlines (10/08 to 7/12); Northwest Airlines (4/03 to 10/08).

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 54	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05).	10	Masco Corporation (manufacturer of home improvement and building products) (since 12/06); Taubman Centers, Inc. (real estate investment trust) (since 1/97).

Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 74	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	10	CMS Energy Corporation (utility company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” as defined under the 1940 Act. Mr. Monahan beneficially owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., a sub-advisor to a separate series of MST. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

31

Munder Integrity Mid-Cap Value Fund

Notes to Financial Statements Unaudited, June 30, 2013 — (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Officers

James V. FitzGerald 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 53	President and Principal Executive Officer	through 2/14; since 1/10	President and Chief Operating Officer of Munder Capital Management (investment advisor) (since 1/10); Director, Munder Capital Holdings, LLC (investment advisor holding company) (since 1/10); President and Chief Operating Officer of Integrity Asset Management, LLC (investment advisor) (since 6/12); President and Chief Operating Officer of Pierce Street Advisors, LLC (investment advisor) (since 1/10); President of Munder Capital Management (6/09 to 1/10); Managing Director, Distribution and Chief Marketing Officer of Munder Capital Management (6/07 to 6/09).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 55	Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer	through 2/14; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Integrity Asset Management, LLC (investment advisor) (since 6/12); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF Offshore Fund Ltd. (since 5/09).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 47	Vice President and Principal Financial Officer	through 2/14; since 2/01	Managing Director and Chief Financial Officer of Munder Capital Management (investment advisor) (since 9/08); Managing Director, Chief Financial Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 9/08); Managing Director and Chief Financial Officer of Integrity Asset Management, LLC (investment advisor) (since 6/12); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Management (6/07 to 9/08); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (12/06 to 9/08).

David W. Rumph 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 41	Treasurer and Principal Accounting Officer	through 2/14; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08).

Bradford E. Smith 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 41	Assistant Treasurer	through 2/14; since 5/00	Director of Operations of Munder Capital Management (investment advisor) (since 5/10); Director of Mutual Fund Operations of Munder Capital Management (investment advisor) (3/01 to 5/10).

32

Munder Integrity Mid-Cap Value Fund

Notes to Financial Statements Unaudited, June 30, 2013 — (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years

Kevin R. Kuhl 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 37	Assistant Treasurer	through 2/14; since 8/04	Director, Accounting of Munder Capital Management (investment advisor) (since 7/08); Manager of Mutual Fund Administration of Munder Capital Management (1/08 to 07/08).

Mary Ann C. Shumaker 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 58	Assistant Secretary	through 2/14; since 8/99	Associate General Counsel and Assistant Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Assistant Secretary of Munder Capital Management (investment advisor) (since 2/05); Associate General Counsel of Munder Capital Management (since 3/98); Associate General Counsel and Assistant Secretary of Integrity Asset Management, LLC (investment advisor) (since 6/12);.

Amy D. Eisenbeis 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 48	Assistant Secretary	through 2/14; since 2/05	Associate General Counsel of Munder Capital Management (investment advisor) (since 10/04).

Francine S. Hayes One Lincoln Street Boston, MA 02111 Age 45	Assistant Secretary	through 2/14; since 5/10	Vice President and Managing Counsel of State Street Bank and Trust Company (since 2004).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

33

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman

John Rakolta, Jr., Vice Chairman

Joseph E. Champagne

John Engler

Michael T. Monahan

Lisa A. Payne

OFFICERS

James V. FitzGerald, President and Principal Executive Officer

Peter K. Hoglund, Vice President and Principal Financial Officer

Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer

David W. Rumph, Treasurer and Principal Accounting Officer

Amy D. Eisenbeis, Assistant Secretary

Francine S. Hayes, Assistant Secretary

Mary Ann C. Shumaker, Assistant Secretary

Kevin R. Kuhl, Assistant Treasurer

Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management

Munder Capital Center

480 Pierce Street

Birmingham, MI 48009

SUB-ADVISOR

Integrity Asset Management, LLC

18500 Lake Road, Suite 300

Rocky River, OH 44116

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

LEGAL COUNSEL

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

ANNMCV613

ANNUAL REPORT

June 30, 2013

Munder Integrity Small/Mid-Cap Value Fund

Class Y & A Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/ edelivery

The Munder Funds® Letter to Shareholders

DEAR SHAREHOLDERS:

As 2012 yielded to the new year, the situation was this: the recent Presidential election was over, the “fiscal cliff” was in the rearview mirror, Washington remained mired in gridlock, economic growth was positive but spotty, concerns over sovereign debt remained high, the yield on 10-year Treasury notes was historically low (and poised to go lower) and prognosticators were mixed on their 2013 views. In short, there were a lot of mixed messages in the markets. Therefore, the exceptionally strong domestic equity market rally that began in January and ran through mid-June presented a welcome, but at times confusing, surprise. In the U.S., appetite for risk was clearly increasing, as evidenced by robust U.S. equity returns. In particular, the demand for yield led investors to U.S. dividend paying stocks. Corporate earnings were solid if not spectacular, with the S&P 500® Index, a measure of the large-capitalization sector of the U.S. stock market, on track to deliver record profits. All global markets were buoyed by the continued policy of quantitative easing by the Federal Reserve. Sovereign debt drama receded, and by late spring, the floral scent of optimism blew through Wall Street. Then, investors were introduced to a new, and apparently terrifying, term –“tapering”. When the Chairman of the Board of Governors of the Federal Reserve System announced its decision to begin the long process of reducing the historic monetary stimulus, the markets reacted quickly and negatively. From Mr. Bernanke’s press conference on June 19 through June 30, 2013, the S&P 500® declined 2.70% and the yield on 10-year Treasury notes spiked by as much as 100 basis points. Headlines and pundits heralded the beginning of the end, despite the Fed’s comments that the process would be very long and would not begin anytime soon, and certainly not until economic improvement supported such a move. In any event, a perfectly lovely market rally hit a speed bump as the sun set on the second quarter.

Despite the roiling markets in the last two weeks of June, the strong markets preceding the Fed’s announcement provided a cushion to investors, as year-to-date and twelve-month returns ended June 30, 2013 were impressive. For the six months and twelve months ended June 30, the S&P 500® was up 13.82% and 20.60%, respectively. Mid-cap and small-cap stocks continued to outperform their larger-cap cousins. The Russell Midcap® Index, a measure of the mid-cap segment of the U.S. equity universe, was up 15.45% and 25.41% for the six and twelve months ended June 30, and the Russell 2000® Index, a measure of the small-cap segment of the U.S. equity universe, returned 15.86% and 24.21% for the six and twelve months ended June 30.

Following strong outperformance relative to domestic equities in the fourth quarter of 2012, international equities significantly underperformed their domestic rivals for the six months ended June 30, 2013. The MSCI EAFE Index (net dividends), a measure of developed equity markets excluding the U.S. and Canada, returned a relatively paltry 4.10% for the six-month period, bringing its twelve-month return to 18.62%, well below U.S. equities. Emerging markets were hit even harder, with the MSCI Emerging Markets Index falling deep into negative territory (-9.40%) for the six months ended June 30, resulting in a return of 3.23% for the twelve months ended June 30, 2013. With the continued globalization of business, we view this underperformance as an opportunity for investors to make certain they have a well diversified asset allocation to enhance risk adjusted returns.

A couple of unconnected drivers drove fixed income returns to negative territory. First, as investors’ appetite for risk increased, investors rotated out of less risky fixed income securities into equities, placing selling pressure on fixed income values. Then, as the fixed income safe haven was beginning to feel unloved by the investing public, the Fed introduced the blasted “tapering” concept, raising the specter of higher rates, which also worked to erode fixed income returns. To wit, the Barclays U.S. Aggregate Bond Index, a measure of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, returned -2.44% for the six months ended June 30, and -0.69% for the twelve months ended June 30, 2013.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, I encourage you to contact your financial advisor. You may also contact the Funds at 1-800-468-6337 or through our website at www.munder.com. My colleagues and I sincerely appreciate the confidence you have placed in the Munder Funds and we value the opportunity to help you meet your investment goals.

Very Truly Yours,

James FitzGerald

President and Principal Executive Officer, The Munder Funds

President, Munder Capital Management

ii	Performance History
iv	Management’s Discussion of Fund Performance
viii	Shareholder Fee Example

1	Portfolio of Investments
8	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Statements of Changes in Net Assets — Capital Stock Activity
14	Financial Highlights
16	Notes to Financial Statements
24	Report of Independent Registered Public Accounting Firm
25	Notes to Financial Statements — Unaudited

Risks:    The Fund invests in smaller and medium-sized company stocks, which are more volatile and less liquid than larger, more established company securities. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. A substantial portion of the Fund’s assets is invested in the financials sector, whose performance can be significantly negatively impacted by economic downturns and changes in government regulation and interest rates. The Fund may invest up to 25% of its assets in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards. Performance and after-tax returns can be significantly impacted by the Fund’s investments in Initial Public Offerings (IPOs), which may involve short-term trading. We cannot, however, ensure that the Fund will obtain IPOs.

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus and summary prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus and summary prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

Munder Funds distributed through Funds Distributor, LLC.

i

Performance History (Unaudited)

The line graph represents the performance of the Fund’s Class Y Shares. Due to differing sales charges and expenses, performance of classes not shown in the graph will differ. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

GROWTH OF AN ASSUMED $10,000 INVESTMENT SINCE INCEPTION(1)

THROUGH 6/30/13

Class (Inception Date)	With Load		Without Load	Russell 2500TM Value Index
CLASS Y (7/1/11)	N/A		$12,281	$12,499
CLASS A (7/1/11)	$11,554	(2)	$12,224	$12,499

ii

AVERAGE ANNUAL TOTAL RETURNS (AS OF 6/30/13)

Class (Inception Date)	One Year w/load		One Year w/out load	Since Inception w/load		Since Inception w/out load
CLASS Y (7/1/11)	N/A		24.69%	N/A		10.80%
CLASS A (7/1/11)	17.69%	(2)	24.52%	7.48%	(2)	10.55%

(1)	Amounts represent the growth of a $10,000 investment since inception of the share class.
(2)	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, for Class Y and A Shares during the fiscal year ended 6/30/12 the gross expense ratios were 142.51% and 134.94%, respectively, and the net expense ratios were 1.25% and 1.50%, respectively. Munder Capital Management has contractually agreed to limit certain expenses of the Fund through at least 10/31/13. Expense ratios for the fiscal year ended 6/30/13 are included in this Annual Report in the Financial Highlights. Munder Capital Management has limited certain expenses of the Fund since the Fund’s inception. Total returns would have been lower if Munder Capital Management had not limited expenses during those periods.

iii

Management’s Discussion of Fund Performance (Unaudited)

INVESTMENT PROCESS HIGHLIGHTS

The Munder Integrity Small/Mid-Cap Value Fund’s management team seeks to achieve capital appreciation in the Fund by investing in stocks of small and medium sized companies (according to their market capitalization) that the team believes are undervalued, but poised to outperform. The Fund generally invests in companies with market capitalizations within the range of the companies in the Russell 2500TM Index.

The management team’s investment philosophy is rooted in the belief that consistent, long-term performance can be achieved by applying a prudent value approach and investing in what they have determined to be statistically cheap stocks trading below their estimated value, investing in companies that have improving sentiment, and continuously evaluating the risk exposure. Specifically they seek to invest in the right company, at the right price, and at the right time.

INVESTING ENVIRONMENT

With the U.S. economy continuing to heal, corporate profits in an upward trend and supportive monetary policy in place, investors continued to bid up stocks for much of the year ended June 30, 2013. The Russell 2500TM Value Index posted strong gains with consumer discretionary and industrials amongst the top performers. Utilities lagged as investors rotated away from defensive areas of the market. SMID (small-/mid-cap) value stocks outperformed SMID growth stocks.

Due to risk controls employed in the management of the Fund, economic sector weights were relatively neutral to performance. The Fund’s focus on selecting companies with good valuation and catalysts for outperformance led to strength relative to the Fund’s benchmark in financials, energy and materials. Information technology and consumer staples exhibited some weakness.

iv

SECTOR DIVERSIFICATION
Financials	30.8%
Industrials	16.8%
Information Technology	13.4%
Consumer Discretionary	9.4%
Materials	7.9%
Health Care	7.1%
Energy	7.0%
Utilities	5.5%
Other	2.1%

Total	100.0%

As a percentage of net assets as of 6/30/13.

PERFORMANCE DISCUSSION

During the twelve-month period ended June 30, 2013, the Fund returned 24.69%, underperforming the Russell 2500TM Value Index, which returned 26.88% over the same period.

Notable detractors to the Fund’s performance during the past year included: Stone Energy Corporation, which acquires, explores, develops, and produces oil and natural gas properties; Noranda Aluminum Holding Corporation, a manufacturer of aluminum products; Navistar International Corporation, which manufactures and sells medium and heavy trucks; Intersil Corporation, which designs and manufactures analog semiconductors; and Innophos Holdings, Inc., which produces specialty phosphates.

Notable contributors to the Fund’s performance during the past year included: Zions Bancorporation, which operates as a bank holding company; The Ryland Group, Inc., which specializes in home construction and operates as a mortgage-finance company; PolyOne Corporation, a manufacturer of specialized polymer materials; NorthStar Realty Finance Corp., which engages in acquiring, financing, operating and securitizing real estate investments; and Gulfport Energy Corporation, which explores for oil and natural gas.

FUND CHANGES

The Fund’s management team identified several new investment opportunities for the Fund during the period, including: Community Health Systems, Inc., a hospital operator; Express, Inc., which operates specialty retail apparel stores; H.B. Fuller Company, a specialty chemical maker; PDC Energy, Inc., an energy exploration and production company; and TriQuint Semiconductor, Inc., a semiconductor manufacturer.

The team funded these positions in part by selling the Fund’s positions in: BankUnited, Inc., which operates as a national commercial bank; Casey’s General Stores, Inc., a convenience store operator; Innophos Holdings, Inc.; UDR, Inc., an apartment real estate investment trust; and Wintrust Financial Corporation, which operates as a national commercial bank.

The Fund’s performance contained in the Management’s Discussion of Fund Performance is based on Class Y Shares of the Fund. Performance of the other classes of shares will differ. Management’s Discussion of Fund Performance presents information about the Fund’s holdings that are believed to be accurate, and the views of the portfolio managers, as of June 30, 2013. The Fund’s holdings, the information about the Fund’s holdings and the views of the portfolio managers may change, and the Fund disclaims any obligation to advise shareholders of any such changes. Discussions regarding specific holdings are for illustration only and are not intended as recommendations to purchase or sell individual stocks. A complete list of Fund holdings as of June 30, 2013 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

v

The Russell 2500TM Value Index measures the performance of those Russell 2500TM companies (approximately 2500 of the smallest securities in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market) with lower price-to-book ratios and lower forecasted growth values. Index performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

vi

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vii

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2013 through June 30, 2013.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to

viii

an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Period* 1/1/13-6/30/13	Annualized Expense Ratio
Actual
Class Y	$1,000.00	$1,155.50	$6.68	1.25%
Class A	$1,000.00	$1,154.50	$8.01	1.50%
Hypothetical
Class Y	$1,000.00	$1,018.60	$6.26	1.25%
Class A	$1,000.00	$1,017.36	$7.50	1.50%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

ix

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x

Munder Integrity Small/Mid-Cap Value Fund

Portfolio of Investments, June 30, 2013

Shares		Value(a)

COMMON STOCKS — 98.7%
Consumer Discretionary — 9.4%
Auto Components — 0.8%
2,843	Dana Holding Corp	$54,756

Hotels, Restaurants & Leisure — 1.3%
1,676	Wyndham Worldwide Corp	95,917

Household Durables — 3.1%
4,152	DR Horton Inc	88,355
2,400	La-Z-Boy Inc	48,648
2,143	Ryland Group Inc/The	85,934

		222,937

Leisure Equipment & Products — 0.8%
1,922	Brunswick Corp/DE	61,408

Media — 1.4%
4,060	Gannett Co Inc	99,308

Specialty Retail — 2.0%
856	Abercrombie & Fitch Co, Class A	38,734
1,303	Asbury Automotive Group Inc †	52,250
2,686	Express Inc †	56,326

		147,310

Total Consumer Discretionary		681,636

Consumer Staples — 0.8%
Food Products — 0.8%
872	Hain Celestial Group Inc/The †	56,654

Energy — 7.0%
Energy Equipment & Services — 3.5%
2,654	Forum Energy Technologies Inc †	80,761
712	Geospace Technologies Corp †	49,185
2,821	Helix Energy Solutions Group Inc †	64,996
2,190	Superior Energy Services Inc †	56,808

		251,750

Oil, Gas & Consumable Fuels — 3.5%
1,392	Gulfport Energy Corp †	65,522
9,652	Kodiak Oil & Gas Corp †	85,806
2,067	PDC Energy Inc †	106,409

		257,737

Total Energy		509,487

See Notes to Financial Statements.

1

Munder Integrity Small/Mid-Cap Value Fund

Portfolio of Investments, June 30, 2013 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Financials — 30.8%
Capital Markets — 2.4%
4,012	Investment Technology Group Inc †	$56,088
5,861	Janus Capital Group Inc	49,877
1,496	Waddell & Reed Financial Inc, Class A	65,076

		171,041

Commercial Banks — 13.7%
5,508	BancorpSouth Inc	97,492
8,887	First Horizon National Corp	99,534
10,046	First Niagara Financial Group Inc	101,163
9,085	Huntington Bancshares Inc/OH	71,590
6,534	KeyCorp	72,135
5,020	National Penn Bancshares Inc	51,003
3,442	Popular Inc †	104,396
2,448	Sterling Financial Corp/WA	58,213
5,892	Susquehanna Bancshares Inc	75,712
19,430	Synovus Financial Corp	56,736
4,754	Western Alliance Bancorp †	75,256
4,663	Zions Bancorporation	134,668

		997,898

Insurance — 7.3%
2,046	American Financial Group Inc/OH	100,070
2,283	Arch Capital Group Ltd †	117,369
2,850	Assured Guaranty Ltd	62,871
4,707	CNO Financial Group Inc	61,002
2,043	Fidelity National Financial Inc, Class A	48,644
7,288	Genworth Financial Inc, Class A †	83,156
1,074	ProAssurance Corp	56,020

		529,132

Real Estate Investment Trusts (REITs) — 7.4%
3,630	CubeSmart	58,007
4,449	DDR Corp	74,076
6,768	DiamondRock Hospitality Co	63,078
6,435	Lexington Realty Trust	75,161
4,650	Medical Properties Trust Inc	66,588
8,635	NorthStar Realty Finance Corp	78,579
2,650	Pennsylvania Real Estate Investment Trust	50,032
6,216	Sunstone Hotel Investors Inc †	75,089

		540,610

Total Financials		2,238,681

See Notes to Financial Statements.

2

Shares		Value(a)

Health Care — 7.1%
Health Care Equipment & Supplies — 0.6%
2,207	Hologic Inc †	$42,595

Health Care Providers & Services — 5.8%
1,970	Community Health Systems Inc	92,353
1,979	Health Net Inc/CA †	62,972
1,779	HealthSouth Corp †	51,235
722	Magellan Health Services Inc †	40,490
1,729	Universal Health Services Inc, Class B	115,774
1,125	WellCare Health Plans Inc †	62,494

		425,318

Life Sciences Tools & Services — 0.7%
1,240	Charles River Laboratories International Inc †	50,877

Total Health Care		518,790

Industrials — 16.8%
Aerospace & Defense — 5.4%
1,141	B/E Aerospace Inc †	71,974
1,325	Esterline Technologies Corp †	95,784
1,807	Hexcel Corp †	61,529
4,148	Spirit Aerosystems Holdings Inc, Class A †	89,099
2,873	Textron Inc	74,842

		393,228

Building Products — 0.8%
1,550	Owens Corning †	60,574

Commercial Services & Supplies — 1.2%
2,456	Deluxe Corp	85,100

Construction & Engineering — 3.0%
3,083	Dycom Industries Inc †	71,341
2,194	EMCOR Group Inc	89,186
3,064	Primoris Services Corp	60,422

		220,949

Electrical Equipment — 1.0%
1,140	Regal-Beloit Corp	73,918

Machinery — 2.5%
1,975	Navistar International Corp †	54,826
1,860	Terex Corp †	48,918
1,384	Timken Co	77,891

		181,635

See Notes to Financial Statements.

3

Munder Integrity Small/Mid-Cap Value Fund

Portfolio of Investments, June 30, 2013 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Industrials (Continued)
Road & Rail — 2.9%
627	Genesee & Wyoming Inc, Class A †	$53,195
3,204	Hertz Global Holdings Inc †	79,459
1,841	Old Dominion Freight Line Inc †	76,622

		209,276

Total Industrials		1,224,680

Information Technology — 13.4%
Communications Equipment — 1.9%
4,587	ARRIS Group Inc †	65,823
3,881	Ciena Corp †	75,369

		141,192

Electronic Equipment, Instruments & Components — 4.5%
1,881	Arrow Electronics Inc †	74,958
2,652	Jabil Circuit Inc	54,048
796	Littelfuse Inc	59,389
2,047	Plexus Corp †	61,185
5,337	Vishay Intertechnology Inc †	74,131

		323,711

IT Services — 0.7%
1,025	Teradata Corp †	51,486

Semiconductors & Semiconductor Equipment — 5.0%
7,580	Atmel Corp †	55,713
5,720	Entegris Inc †	53,711
4,524	Fairchild Semiconductor International Inc †	62,431
9,125	Integrated Device Technology Inc †	72,453
5,782	Intersil Corp, Class A	45,215
10,885	TriQuint Semiconductor Inc †	75,433

		364,956

Software — 1.3%
1,579	Progress Software Corp †	36,333
2,216	PTC Inc †	54,358

		90,691

Total Information Technology		972,036

Materials — 7.9%
Chemicals — 4.4%
809	Ashland Inc	67,552
2,601	Chemtura Corp †	52,800

See Notes to Financial Statements.

4

Shares		Value(a)

Materials (Continued)
Chemicals (Continued)
1,364	HB Fuller Co	$51,573
3,306	PolyOne Corp	81,923
983	Rockwood Holdings Inc	62,941

		316,789

Containers & Packaging — 1.3%
957	Rock Tenn Co, Class A	95,585

Metals & Mining — 1.7%
1,082	Kaiser Aluminum Corp	67,019
1,989	RTI International Metals Inc †	55,115

		122,134

Paper & Forest Products — 0.5%
1,002	KapStone Paper and Packaging Corp	40,261

Total Materials		574,769

Utilities — 5.5%
Electric Utilities — 2.7%
1,882	El Paso Electric Co	66,453
3,405	NV Energy Inc	79,881
2,325	PNM Resources Inc	51,592

		197,926

Gas Utilities — 0.9%
1,596	UGI Corp	62,420

Independent Power Producers & Energy Traders — 1.1%
2,910	NRG Energy Inc	77,697

Multi-Utility — 0.8%
1,741	Vectren Corp	58,898

Total Utilities		396,941

TOTAL COMMON STOCKS
(Cost $6,388,190)		7,173,674

INVESTMENT COMPANY — 1.4%
(Cost $103,412)
103,412	State Street Institutional U.S. Government Money Market Fund	103,412

TOTAL INVESTMENTS
(Cost $6,491,602)	100.1%	7,277,086
OTHER ASSETS AND LIABILITIES (Net)	(0.1)	(6,604)

NET ASSETS	100.0%	$7,270,482

See Notes to Financial Statements.

5

Munder Integrity Small/Mid-Cap Value Fund

Portfolio of Investments, June 30, 2013 (continued)

†	Non-income producing security.

(a)	As of June 30, 2013, the values of securities of the Fund were determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

See Notes to Financial Statements.

6

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7

Munder Integrity Small/Mid-Cap Value Fund

Statement of Assets and Liabilities, June 30, 2013

ASSETS:
Investments, at value (see accompanying schedule)	$7,277,086
Dividends and interest receivable	7,605
Receivable from Advisor	9,252
Receivable for Fund shares sold	2,080
Prepaid expenses and other assets	21,100

Total Assets	7,317,123

LIABILITIES:
Legal and audit fees payable	22,781
Investment advisory fees payable	5,398
Administration fees payable	5,257
Trustees’ fees and expenses payable	3,835
Custody fees payable	2,738
Transfer agency/record keeping fees payable	349
Distribution and shareholder servicing fees payable	62
Accrued expenses and other payables	6,221

Total Liabilities	46,641

NET ASSETS	$7,270,482

Investments, at cost	$6,491,602

See Notes to Financial Statements.

8

NET ASSETS consist of:
Undistributed net investment income	$0
Accumulated net realized gain on investments sold	25,850
Net unrealized appreciation of investments	785,484
Paid-in capital	6,459,148

$7,270,482

NET ASSETS:
Class Y Shares	$6,969,385

Class A Shares	$301,097

SHARES OUTSTANDING:
Class Y Shares	571,920

Class A Shares	24,728

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$12.19

CLASS A SHARES:
Net asset value and redemption price per share	$12.18

Maximum sales charge	5.50%
Maximum offering price per share	$12.89

See Notes to Financial Statements.

9

Munder Integrity Small/Mid-Cap Value Fund

Statement of Operations, For the Year Ended June 30, 2013

INVESTMENT INCOME:
Interest	$27
Dividends	44,971

Total Investment Income	44,998

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	564
Administration fees	64,800
Registration and filing fees	44,240
Custody fees	32,205
Investment advisory fees	31,553
Legal and audit fees	27,655
Trustees’ fees and expenses	14,315
Transfer agency/record keeping fees	1,089
Other	27,274

Total Expenses	243,695
Expenses reimbursed by Advisor	(199,300)

Net Expenses	44,395

NET INVESTMENT INCOME	603

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from security transactions	36,902
Net change in unrealized appreciation/(depreciation) of securities	776,949

Net realized and unrealized gain on investments	813,851

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$814,454

See Notes to Financial Statements.

10

Munder Integrity Small/Mid-Cap Value Fund

Statements of Changes in Net Assets

	Year Ended June 30, 2013	Year Ended June 30, 2012
Net investment income	$603	$435
Net realized gain/(loss) from security transactions	36,902	(10,755)
Net change in net unrealized appreciation/(depreciation) of securities	776,949	8,535

Net increase/(decrease) in net assets resulting from operations	814,454	(1,785)
Dividends to shareholders from net investment income:
Class Y Shares	(572)	(179)
Class A Shares	(578)	(62)
Net increase in net assets from Fund share transactions:
Class Y Shares	6,105,360	100,219
Class A Shares	68,708	184,917

Net increase in net assets	6,987,372	283,110
NET ASSETS:
Beginning of year	283,110	—

End of year	$7,270,482	$283,110

Undistributed net investment income	$0	$250

See Notes to Financial Statements.

11

Munder Integrity Small/Mid-Cap Value Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended June 30, 2013	Year Ended June 30, 2012
Amount
Class Y Shares:
Sold	$6,104,788	$100,040
Issued as reinvestment of dividends	572	179

Net increase	$6,105,360	$100,219

Class A Shares:
Sold	$68,213	$184,855
Issued as reinvestment of dividends	578	62
Redeemed	(83)	—

Net increase	$68,708	$184,917

See Notes to Financial Statements.

12

	Year Ended June 30, 2013	Year Ended June 30, 2012
Shares
Class Y Shares:
Sold	561,845	10,000
Issued as reinvestment of dividends	55	20

Net increase	561,900	10,020

Class A Shares:
Sold	5,863	18,809
Issued as reinvestment of dividends	55	7
Redeemed	(6)	—

Net increase	5,912	18,816

See Notes to Financial Statements.

13

Munder Integrity Small/Mid-Cap Value Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares
	Year Ended 06/30/13(b)	Year Ended 06/30/12(b)
Net asset value, beginning of period	$9.83	$10.00

Income/(loss) from investment operations:
Net investment income	0.00 (d)	0.03
Net realized and unrealized gain/(loss) on investments	2.42	(0.18)

Total from investment operations	2.42	(0.15)

Less distributions:
Dividends from net investment income	(0.06)	(0.02)

Total distributions	(0.06)	(0.02)

Net asset value, end of period	$12.19	$9.83

Total return(c)	24.69%	(1.51)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$6,969	$98
Ratio of operating expenses to average net assets	1.25%	1.25%
Ratio of net investment income to average net assets	0.01%	0.34%
Portfolio turnover rate	58%	58%
Ratio of operating expenses to average net assets without expense reimbursements	4.93%	142.51%

(a)	Class Y Shares and Class A Shares of the Fund commenced operations on July 1, 2011.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. Total returns would have been lower if not for expense fee waivers and/or expense reimbursements.

(d)	Amount is less than $0.005 per share.

See Notes to Financial Statements.

14

A Shares
Year Ended 06/30/13(b)	Year Ended 06/30/12(b)
$9.81	$10.00

0.01	0.01
2.39	(0.19)

2.40	(0.18)

(0.03)	(0.01)

(0.03)	(0.01)

$12.18	$9.81

24.52%	(1.83)%

$301	$185
1.50%	1.50%
0.09%	0.11%
58%	58%

36.42%	134.94%

See Notes to Financial Statements.

15

Munder Integrity Small/Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2013

1.	Organization

As of June 30, 2013, the Munder Funds consisted of 10 portfolios, each of which is a series of Munder Series Trust (“MST”). Information presented in these financial statements pertains only to the Munder Integrity Small/Mid-Cap Value Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to seek to achieve capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 2 classes of shares — Class A and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a contingent deferred sales charge (“CDSC”). All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale

16

Munder Integrity Small/Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2013 (continued)

price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuation determinations may be made using a market-based approach that involves a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information. Discounts also may be applied due to the nature or duration of any restrictions on the disposition of the investments. The pricing committee monitors the valuation approaches that it employs by reviewing, without limitation, key inputs and assumptions and any related market activity. Due to the inherent uncertainty of fair valuations, a fair value may differ significantly from the value that would have been used had an active market existed.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

17

Munder Integrity Small/Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2013 (continued)

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2013:

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$7,277,086
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—

Total	$7,277,086

Securities or other financial instruments that transfer between levels during the period are treated as though the transfer occurred at the beginning of the period. There were no transfers into or out of any levels as described above, during the fiscal year ended June 30, 2013.

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector and industry.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, if any, is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method, subject to certain minimums. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally,

18

Munder Integrity Small/Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2013 (continued)

management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2013.

The Fund is subject to examination by U.S. federal and state tax authorities for all periods since inception of the Fund.

3.	Investment Advisor, Sub-Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed daily at an annual rate of 0.90% on the first $300 million of its average daily net assets; and 0.85% on average daily net assets exceeding $300 million. During the year ended June 30, 2013, the Fund paid an annual effective rate of 0.90% for advisory services.

Integrity Asset Management, LLC (“Integrity”), a wholly owned subsidiary of the Advisor, serves as sub-advisor to the Fund. Pursuant to an investment sub-advisory agreement with the Advisor, Integrity is responsible for the day-to-day management of the Fund, including, without limitation, providing a program of continuous investment management to the Fund in accordance with the Fund’s investment objective, strategies, policies and limitations, investing and reinvesting the assets of the Fund, overseeing the placement of purchase and sale orders for the Fund and providing research services for the Fund. For its services with regard to the Fund, Integrity is entitled to receive from the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.60% of its average daily net assets.

Pursuant to a written Expense Limitation Agreement with the Fund, the Advisor agreed to waive fees or reimburse certain expenses of the Fund to the extent necessary to maintain the Fund’s total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) at 1.50% and 1.25% for Class A and Class Y Shares, respectively (collectively, “Target Operating Expenses”). For the year ended June 30, 2013, the Advisor reimbursed expenses pursuant to the Expense Limitation Agreement on behalf of the Fund totaling $199,300, which are reflected as expenses reimbursed by Advisor in the accompanying Statement of Operations.

Pursuant to a separate written Agreement with the Fund (the “Repayment Agreement”), the Advisor may seek repayment from the Fund for Fund expenses

19

Munder Integrity Small/Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2013 (continued)

it reimbursed under the Expense Limitation Agreement. At June 30, 2013, the total amount eligible for repayment to the Advisor was $469,977, of which $270,677 expires in 2015 and $199,300 expires in 2016. The Fund may only grant such repayment provided (1) its actual total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) are below the Target Operating Expenses and (2) it receives approval from the Board of Trustees. The Repayment Agreement is subject to annual review by the Board of Trustees.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates, subject to a Fund minimum fee of $56,000:

Fund Net Assets	Annual Fee
First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2013, the Advisor earned $64,800 before payment of sub-administration fees and $41,332 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2013, the Fund paid an annual effective rate of 1.8483% before expense reimbursements and 0.00% after expense reimbursements for administrative services.

During the year ended June 30, 2013, each Trustee was paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee of MST, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also received an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the

20

Munder Integrity Small/Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2013 (continued)

Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2013, no officer, director or employee of the Advisor, Integrity, or any of their affiliates received any compensation from MST.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) that applies to the Fund’s Class A Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rate payable under the Plan for Class A Shares is 0.25% of average daily net assets.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $8,026,549 and $1,933,641, respectively, for the year ended June 30, 2013.

At June 30, 2013, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $863,452, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $80,512 and net appreciation for tax purposes was $782,940. At June 30, 2013, aggregate cost for tax purposes was $6,494,146.

6.	Revolving Line of Credit

Effective December 5, 2012, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes a quarterly commitment fee on the daily amount of the unused commitment, allocated among the participating Munder

21

Munder Integrity Small/Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2013 (continued)

Funds on the basis of relative net assets. Prior to December 5, 2012, the quarterly commitment fee was equal to 0.125% per annum. Effective December 5, 2012, the quarterly commitment fee is equal to 0.11% per annum. During the year ended June 30, 2013, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2013, total commitment fees for the Fund were $15.

7.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2013, permanent differences resulting primarily from distribution re-designations were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid- In Capital
$297	$(297)	$—

During the years ended June 30, 2013 and June 30, 2012, dividends of $1,150 and $241, respectively, were paid to shareholders from ordinary income.

At June 30, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Unrealized Appreciation	Total
$28,394	$782,940	$811,334

The differences between book and tax distributable earnings were primarily due to wash sales.

22

Munder Integrity Small/Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2013 (continued)

Under the Regulated Investment Company Modernization Act of 2010, realized capital losses may be carried forward indefinitely and will retain their tax character as either short-term or long-term.

During the year ended June 30, 2013, $5,138 in carried-forward capital losses were utilized by the Fund. As determined at June 30, 2013, the Fund had no unused capital losses.

23

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Integrity Small/Mid-Cap Value Fund and Board of Trustees of Munder Series Trust:

We have audited the accompanying statement of assets and liabilities of Munder Integrity Small/Mid-Cap Value Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”), including the portfolio of investments, as of June 30, 2013, the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Integrity Small/Mid-Cap Value Fund of Munder Series Trust at June 30, 2013, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 23, 2013

24

Munder Integrity Small/Mid-Cap Value Fund

Notes to Financial Statements, Unaudited June 30, 2013

9.	Tax Information (Unaudited)

Of the distributions paid by the Fund, 100% will qualify for the dividend deduction available to corporate shareholders.

For the fiscal year end June 30, 2013, the Fund designates approximately $44,971 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

10.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

11.	Proxy Voting Policies and Procedures (Unaudited)

A description of the proxy voting policies and procedures of the Advisor and Integrity, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

12.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ended June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

13.	Approval of Investment Advisory Agreement and Sub-Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). The Advisor has retained Integrity, a wholly

25

Munder Integrity Small/Mid-Cap Value Fund

Notes to Financial Statements, Unaudited June 30, 2013 (continued)

owned subsidiary of the Advisor, to serve as sub-advisor to the Fund pursuant to the terms of an Investment Sub-Advisory Agreement dated March 1, 2011, as amended (“Sub-Advisory Agreement”). At an in-person meeting held on May 13-14, 2013, the Board of Trustees unanimously voted to approve the continuation of each of the Advisory Agreement and the Sub-Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2013.

In determining whether to approve the continuation of the Advisory Agreement and the Sub-Advisory Agreement, the Board requested, and received from the Advisor and Integrity, information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. The Board and counsel to the “Non-Interested Trustees” had an opportunity to review such information in advance of the meeting. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.)

Both in Board meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and the Sub-Advisory Agreement and in other Board meetings held during the course of the fiscal year (including, in particular, the February 2013 Board meeting), the Board received materials relating to the services provided to the Munder Funds by the Advisor and Integrity and other relevant factors. In evaluating the Advisory Agreement and the Sub-Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement and the Sub-Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the fiscal year, regarding the Advisor, Integrity, each of their services, and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether each of the Advisory Agreement and the Sub-Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” were separately advised by their independent legal counsel, with respect to the specific information requested for their consideration as well as with their deliberations regarding the continuation of the Advisory Agreement and the Sub-Advisory Agreement. The discussion below is not intended to be all-inclusive or intended to touch on every fact or issue that the Board took into consideration regarding the renewals of the Advisory Agreement and the Sub-Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information as part of its robust evaluation process. The determinations to

26

Munder Integrity Small/Mid-Cap Value Fund

Notes to Financial Statements, Unaudited June 30, 2013 (continued)

approve the continuance of each of the Advisory Agreement and the Sub-Advisory Agreement were made on the basis of each Trustee’s business judgment after consideration of all the information requested and provided to the Board. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by each of the Advisor and Integrity to the Fund under the Agreements: With respect to this factor, the Board considered:

•

the general experience, business, operations and financial condition of each of the Advisor and Integrity. In connection with these considerations, the Board was presented with detailed information concerning the ownership and organizational structures of the Advisor and Integrity, recent changes within the organizations (including key personnel changes) and the financial conditions of the Advisor and Integrity;

•

the qualifications of management of each of the Advisor and Integrity and of persons providing portfolio management services to the Fund. In connection with these considerations, the Board was presented with detailed information concerning key portfolio management positions at the Advisor and Integrity, personnel changes and changes in employee responsibilities within the Advisor and Integrity in 2012 and 2013, the organizational structure and depth of Integrity’s portfolio management team, and the structure of Integrity’s compensation of key investment personnel;

•	the services provided by the Advisor and Integrity to the Fund during the previous year and the services anticipated to be provided to the Fund in the upcoming year;

•	how responsibilities are shared and coordinated between the Advisor and Integrity with respect to the Fund and the processes used by the Advisor to oversee Integrity’s activities;

•

the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through contractual waivers of a portion of the investment advisory fees, the addition of contractual fee breakpoints or a contractual reduction of its advisory fees), although no such adjustments were made to the Fund’s investment advisory fees during the current period;

27

Munder Integrity Small/Mid-Cap Value Fund

Notes to Financial Statements, Unaudited June 30, 2013 (continued)

•	the Advisor’s performance generally with respect to all of the Munder Funds and Integrity’s performance more specifically with respect to the Fund, as further described below;

•	the Advisor’s marketing efforts with respect to the Munder Funds in recent years and on an ongoing basis;

•

the actions the Advisor had taken, or recommendations the Advisor made that resulted in the Munder Funds taking actions, that benefited certain funds over the past year, including obtaining an order from the Securities and Exchange Commission permitting the Munder Funds to be operated in a manager of managers structure (subject to shareholder approval, as applicable);

•	the information provided by each of the Advisor and Integrity in their respective Forms ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of each of the Advisory Agreement and the Sub-Advisory Agreement.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board supported approval of the continuance of each of the Advisory Agreement and the Sub-Advisory Agreement.

(b) The investment performance of the Fund and the Advisor and Integrity: The Board considered the relative performance of the Fund against a variety of standards as of December 31, 2012, including (1) the one-year total returns, on both a gross and net basis, of the Fund’s Class Y Shares compared to the performance of the Fund’s benchmark index and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the total return, on a net basis, of the Fund’s Class Y Shares for the one-year period as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies, among other factors; and (5) the Fund’s one-year total return as compared to the performance of other funds in the same Morningstar category as the Fund.

In this regard, the Board considered that as of December 31, 2012: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, trailed the performance of its benchmark for the one-year period, and (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, exceeded the median performance of the Fund’s Lipper peer group for the one-year period. In addition, the Board considered the performance of the Fund against various performance benchmarks for periods ended March 31, 2013. The Board also

28

Munder Integrity Small/Mid-Cap Value Fund

Notes to Financial Statements, Unaudited June 30, 2013 (continued)

considered information provided by the Advisor regarding its ongoing efforts to enhance investment results both with respect to the Fund and generally with respect to all of the Munder Funds.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund supported approval of the continuance of each of the Advisory Agreement and the Sub-Advisory Agreement.

(c) The costs of the services to be provided and profits expected to be realized by the Advisor and Integrity and their respective affiliates from the relationships with the Fund: The Board considered detailed information provided by the Advisor as to the costs of and profits realized by the Advisor and Integrity in 2012, and projections by the Advisor as to the expected costs of and profits expected to be realized by the Advisor and Integrity over the 12 months ending on December 31, 2013, with respect to all services provided by the Advisor and Integrity to the Fund, based on certain assumptions disclosed to the Board. The Board also noted that the Advisor had agreed to continue the contractual expense limitations in place for the Fund. The Board considered the costs relating to the Advisor’s and Integrity’s services in light of the Fund’s performance. Based on these facts, the Board concluded that the profits that are expected to be realized by the Advisor under the Advisory Agreement and by Integrity under the Sub-Advisory Agreement were not unreasonable in light of the costs relating to the services that the Advisor and Integrity provide to the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years, and on an ongoing basis, to review the advisory and other fees and expenses of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (by reducing its contractual advisory fees, through the implementation of contractual breakpoints or through the implementation of contractual waivers) in an overall effort to reduce the total operating expenses of the Munder Funds. The Board also considered that the Advisor had implemented contractual advisory fee breakpoints, reductions in contractual advisory fees or contractual advisory fee waivers with respect to certain of the Munder Funds in recent years. The Board also noted the contractual breakpoint in the advisory fee schedule for the Fund. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders in the future.

In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its significant efforts in recent years to renegotiate contracts with other service providers for the Funds in order to (i) enhance and/or clarify the services to be provided to the Munder

29

Munder Integrity Small/Mid-Cap Value Fund

Notes to Financial Statements, Unaudited June 30, 2013 (continued)

Funds and (ii) reduce the total operating expense ratios of the Munder Funds. In particular, the Board considered the Advisor’s negotiation (for the benefit of the Munder Funds) of a reduction in the transfer agency fees effective beginning in June 2011.

Based on these facts and considerations, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). In addition, the Board received separate information generated from Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, which compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers. The Board considered information from a third-party consultant (which the Board had engaged in connection with prior evaluations of the Munder Funds’ fees) as to the methodology established for analyzing the reasonableness of advisory fees. The Board also considered information provided regarding the fees that Integrity charges to other investment advisory clients, including institutional separate accounts and other registered investment companies, with investment objectives and strategies substantially similar to the Fund, and noted the relative scope of the management of and the services provided to those types of accounts versus the Fund.

The Board also considered the Fund’s total operating expense ratio (on both a gross and net basis) in comparison to those of a small group of funds in the same Morningstar category as the Fund and with average assets comparable to the Fund, and the Fund’s total operating expense ratio on a gross basis (and certain components of the total operating expense ratio) in comparison to a larger group of funds in the same Morningstar category as the Fund. In light of fees charged to other funds in the Fund’s Morningstar category, the Board noted that certain contractual expense limitations and/or fee waiver arrangements were currently in place to maintain a competitive cost structure.

Based on these considerations and comparisons, the Board concluded that the current advisory fee and total expense ratio of the Fund should not preclude approval of the continuance of the Advisory Agreement or the Sub-Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor or Integrity from the relationships with the Fund: The Board considered the representations that, beyond the fees earned by the Advisor, Integrity and their affiliates for providing

30

Munder Integrity Small/Mid-Cap Value Fund

Notes to Financial Statements, Unaudited June 30, 2013 (continued)

services to the Fund, the Advisor or Integrity may benefit from its relationship with the Fund in the sense that consultants and potential institutional separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor might obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s and Integrity’s representation that, while money managers may benefit from the use of “soft dollars” obtained from broker-dealers through the payment of commissions on trades in client accounts, each of the Advisor and Integrity limits soft dollar usage to research and brokerage products and services that the Advisor or Integrity, as applicable, believes are permitted under the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934. Based on these facts and considerations, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement or the Sub-Advisory Agreement.

Based upon its thorough review and evaluation of the information requested and provided and the factors and issues addressed above, among others, and following discussion and having reached certain conclusions as discussed above, the Board unanimously approved each of the Advisory Agreement and the Sub-Advisory Agreement for an additional annual period commencing on July 1, 2013.

14.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds as of June 30, 2013, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 65	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	Chairman, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 9/11); President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (12/05 to 9/11).	10	NVR, Inc. (homebuilding and mortgage banking) (since 12/11); Chesapeake Lodging Trust (real estate investment trust) (since 1/10); DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07).

31

Munder Integrity Small/Mid-Cap Value Fund

Notes to Financial Statements, Unaudited June 30, 2013 (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 66	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	10	None

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 75	Trustee	Indefinite; since 11/89	Retired (since 7/09); Vice President, Macomb Community College (7/01-6/09); Dean, Macomb Community College (9/97-6/09).	10	None

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 64	Trustee	Indefinite; since 2/03	President, Business Roundtable (association of business chief executive officers) (since 1/11); President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (10/04-1/11).	10	K12, Inc. (provider of online education) (since 11/12); Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Delta Airlines (10/08 to 7/12); Northwest Airlines (4/03 to 10/08).

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 54	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05).	10	Masco Corporation (manufacturer of home improvement and building products) (since 12/06); Taubman Centers, Inc. (real estate investment trust) (since 1/97).

32

Munder Integrity Small/Mid-Cap Value Fund

Notes to Financial Statements, Unaudited June 30, 2013 (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 74	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	10	CMS Energy Corporation (utility company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” as defined under the 1940 Act. Mr. Monahan beneficially owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., a sub-advisor to a separate series of MST. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Officers

James V. FitzGerald 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 53	President and Principal Executive Officer	through 2/14; since 1/10	President and Chief Operating Officer of Munder Capital Management (investment advisor) (since 1/10); Director, Munder Capital Holdings, LLC (investment advisor holding company) (since 1/10); President and Chief Operating Officer of Integrity Asset Management, LLC (investment advisor) (since 6/12); President and Chief Operating Officer of Pierce Street Advisors, LLC (investment advisor) (since 1/10); President of Munder Capital Management (6/09 to 1/10); Managing Director, Distribution and Chief Marketing Officer of Munder Capital Management (6/07 to 6/09).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 55	Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer	through 2/14; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Integrity Asset Management, LLC (investment advisor) (since 6/12); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF Offshore Fund Ltd. (since 5/09).

33

Munder Integrity Small/Mid-Cap Value Fund

Notes to Financial Statements, Unaudited June 30, 2013 (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 47	Vice President and Principal Financial Officer	through 2/14; since 2/01	Managing Director and Chief Financial Officer of Munder Capital Management (investment advisor) (since 9/08); Managing Director, Chief Financial Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 9/08); Managing Director and Chief Financial Officer of Integrity Asset Management, LLC (investment advisor) (since 6/12); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Management (6/07 to 9/08); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (12/06 to 9/08).

David W. Rumph 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 41	Treasurer and Principal Accounting Officer	through 2/14; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08).

Bradford E. Smith 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 41	Assistant Treasurer	through 2/14; since 5/00	Director of Operations of Munder Capital Management (investment advisor) (since 5/10); Director of Mutual Fund Operations of Munder Capital Management (investment advisor) (3/01 to 5/10).

Kevin R. Kuhl 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 37	Assistant Treasurer	through 2/14; since 8/04	Director, Accounting of Munder Capital Management (investment advisor) (since 7/08); Manager of Mutual Fund Administration of Munder Capital Management (1/08 to 07/08).

Mary Ann C. Shumaker 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 58	Assistant Secretary	through 2/14; since 8/99	Associate General Counsel and Assistant Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Assistant Secretary of Munder Capital Management (investment advisor) (since 2/05); Associate General Counsel of Munder Capital Management (since 3/98); Associate General Counsel and Assistant Secretary of Integrity Asset Management, LLC (investment advisor) (since 6/12).

Amy D. Eisenbeis 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 48	Assistant Secretary	through 2/14; since 2/05	Associate General Counsel of Munder Capital Management (investment advisor) (since 10/04).

Francine S. Hayes One Lincoln Street Boston, MA 02111 Age 45	Assistant Secretary	through 2/14; since 5/10	Vice President and Managing Counsel of State Street Bank and Trust Company (since 2004).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

34

Munder Integrity Small/Mid-Cap Value Fund

Notes to Financial Statements, Unaudited June 30, 2013 (continued)

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

35

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36

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37

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman

John Rakolta, Jr., Vice Chairman

Joseph E. Champagne

John Engler

Michael T. Monahan

Lisa A. Payne

OFFICERS

James V. FitzGerald, President and Principal Executive Officer

Peter K. Hoglund, Vice President and Principal Financial Officer

Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer

David W. Rumph, Treasurer and Principal Accounting Officer

Amy D. Eisenbeis, Assistant Secretary

Francine S. Hayes, Assistant Secretary

Mary Ann C. Shumaker, Assistant Secretary

Kevin R. Kuhl, Assistant Treasurer

Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management

Munder Capital Center

480 Pierce Street

Birmingham, MI 48009

SUB-ADVISOR

Integrity Asset Management, LLC

18500 Lake Road, Suite 300

Rocky River, OH 44116

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

LEGAL COUNSEL

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

ANNMCV613

ANNUAL REPORT

June 30, 2013

Munder International

Fund — Core Equity

Class Y, A, C & I Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munder.com/ edelivery

The Munder Funds® Letter to Shareholders

DEAR SHAREHOLDERS:

As 2012 yielded to the new year, the situation was this: the recent Presidential election was over, the “fiscal cliff” was in the rearview mirror, Washington remained mired in gridlock, economic growth was positive but spotty, concerns over sovereign debt remained high, the yield on 10-year Treasury notes was historically low (and poised to go lower) and prognosticators were mixed on their 2013 views. In short, there were a lot of mixed messages in the markets. Therefore, the exceptionally strong domestic equity market rally that began in January and ran through mid-June presented a welcome, but at times confusing, surprise. In the U.S., appetite for risk was clearly increasing, as evidenced by robust U.S. equity returns. In particular, the demand for yield led investors to U.S. dividend paying stocks. Corporate earnings were solid if not spectacular, with the S&P 500® Index, a measure of the large-capitalization sector of the U.S. stock market, on track to deliver record profits. All global markets were buoyed by the continued policy of quantitative easing by the Federal Reserve. Sovereign debt drama receded, and by late spring, the floral scent of optimism blew through Wall Street. Then, investors were introduced to a new, and apparently terrifying, term –“tapering”. When the Chairman of the Board of Governors of the Federal Reserve System announced its decision to begin the long process of reducing the historic monetary stimulus, the markets reacted quickly and negatively. From Mr. Bernanke’s press conference on June 19 through June 30, 2013, the S&P 500® declined 2.70% and the yield on 10-year Treasury notes spiked by as much as 100 basis points. Headlines and pundits heralded the beginning of the end, despite the Fed’s comments that the process would be very long and would not begin anytime soon, and certainly not until economic improvement supported such a move. In any event, a perfectly lovely market rally hit a speed bump as the sun set on the second quarter.

Despite the roiling markets in the last two weeks of June, the strong markets preceding the Fed’s announcement provided a cushion to investors, as year-to-date and twelve-month returns ended June 30, 2013 were impressive. For the six months and twelve months ended June 30, the S&P 500® was up 13.82% and 20.60%, respectively. Mid-cap and small-cap stocks continued to outperform their larger-cap cousins. The Russell Midcap® Index, a measure of the mid-cap segment of the U.S. equity universe, was up 15.45% and 25.41% for the six and twelve months ended June 30, and the Russell 2000® Index, a measure of the small-cap segment of the U.S. equity universe, returned 15.86% and 24.21% for the six and twelve months ended June 30.

Following strong outperformance relative to domestic equities in the fourth quarter of 2012, international equities significantly underperformed their domestic rivals for the six months ended June 30, 2013. The MSCI EAFE Index (net dividends), a measure of developed equity markets excluding the U.S. and Canada, returned a relatively paltry 4.10% for the six-month period, bringing its twelve-month return to 18.62%, well below U.S. equities. Emerging markets were hit even harder, with the MSCI Emerging Markets Index falling deep into negative territory (-9.40%) for the six months ended June 30, resulting in a return of 3.23% for the twelve months ended June 30, 2013. With the continued globalization of business, we view this underperformance as an opportunity for investors to make certain they have a well diversified asset allocation to enhance risk adjusted returns.

A couple of unconnected drivers drove fixed income returns to negative territory. First, as investors’ appetite for risk increased, investors rotated out of less risky fixed income securities into equities, placing selling pressure on fixed income values. Then, as the fixed income safe haven was beginning to feel unloved by the investing public, the Fed introduced the blasted “tapering” concept, raising the specter of higher rates, which also worked to erode fixed income returns. To wit, the Barclays U.S. Aggregate Bond Index, a measure of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, returned -2.44% for the six months ended June 30, and -0.69% for the twelve months ended June 30, 2013.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, I encourage you to contact your financial advisor. You may also contact the Funds at 1-800-468-6337 or through our website at www.munder.com. My colleagues and I sincerely appreciate the confidence you have placed in the Munder Funds and we value the opportunity to help you meet your investment goals.

Very Truly Yours,

James FitzGerald

President and Principal Executive Officer, The Munder Funds

President, Munder Capital Management

ii	Performance History
iv	Management’s Discussion of Fund Performance
viii	Shareholder Fee Example

1	Portfolio of Investments
12	Statement of Assets and Liabilities
14	Statement of Operations
15	Statements of Changes in Net Assets
16	Statements of Changes in Net Assets — Capital Stock Activity
18	Financial Highlights
23	Notes to Financial Statements
35	Report of Independent Registered Public Accounting Firm
36	Notes to Financial Statements — Unaudited

Risks:    Investors should note that investments in foreign securities involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards. There are greater risks involved in investing in emerging market countries than those associated with investment in developed foreign markets. A substantial portion of the Fund’s assets is invested in securities of Japanese and U.K. issuers; therefore, adverse market conditions impacting those countries may have a more pronounced effect on the Fund.

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus and summary prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus and summary prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

Munder Funds distributed through Funds Distributor, LLC.

i

Performance History (Unaudited)

The line graph represents the performance of the Fund’s Class Y Shares. Due to differing sales charges and expenses, performance of classes not shown in the graph will differ. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

GROWTH OF AN ASSUMED $10,000 INVESTMENT SINCE INCEPTION(1)

THROUGH 6/30/13

Class (Inception Date)	With Load		Without Load	MSCI ACWI ex U.S.A. Index (Net Dividends)
CLASS Y (8/16/07)	N/A		$7,873	$9,908
CLASS A (8/16/07)	$7,339	(2)	$7,765	$9,908
CLASS C (8/16/07)	N/A		$7,400	$9,908
CLASS I (8/16/07)	N/A		$8,000	$9,908

ii

AVERAGE ANNUAL TOTAL RETURNS (AS OF 6/30/13)

Class (Inception Date)	One Year w/load		One Year w/out load	Five Year w/load		Five Year w/out load	Since Inception w/load		Since Inception w/out load
CLASS Y (8/16/07)	N/A		19.91%	N/A		(3.44)%	N/A		(3.99)%
CLASS A (8/16/07)	12.94%	(2)	19.59%	(4.74)%	(2)	(3.67)%	(5.13)%	(2)	(4.22)%
CLASS C (8/16/07)	17.60%	(3)	18.60%	N/A		(4.47)%	N/A		(5.00)%
CLASS I (8/16/07)	N/A		20.45%	N/A		(3.17)%	N/A		(3.73)%

(1)	Amounts represent the growth of a $10,000 investment since inception of the share class.
(2)	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.
(3)	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, for Class Y, A, C and I Shares during the fiscal year ended 6/30/12 the gross expense ratios were 5.54%, 5.79%, 6.58% and 3.70%, respectively, and the net expense ratios were 1.23%, 1.48%, 2.23% and 0.97%, respectively. Munder Capital Management has contractually agreed to limit certain expenses of the Fund through at least 10/31/15. Expense ratios for the fiscal year ended 6/30/13 are included in this Annual Report in the Financial Highlights. Munder Capital Management reimbursed certain expenses of the Fund’s Class Y, A, C and I Shares during the 2007-2013 calendar years. Munder Capital Management also made a voluntary capital contribution to the Fund during the 2007 calendar year. Total returns would have been lower if Munder Capital Management had not limited expenses or made a capital contribution during those periods.

iii

Management’s Discussion of Fund Performance (Unaudited)

INVESTMENT PROCESS HIGHLIGHTS

The Munder International Fund – Core Equity’s management team seeks to provide long-term growth of capital in the Fund by investing primarily in equity securities of companies in countries represented in the MSCI ACWI ex U.S.A. Index, but may also invest in companies from other countries. The team selects stocks using a blend of fundamental research and quantitative analysis, focusing on both positive business momentum and favorable valuation. The team uses risk controls to help avoid unintended risk and highlight security selection as a key part of the overall construction of the Fund. The Fund’s investment allocation to countries and sectors tends to closely approximate the country and sector allocations of the MSCI ACWI ex U.S.A. Index. To ensure a diversified geographic portfolio, the Fund invests in a minimum of ten countries. There is no limit on the market capitalization in which the Fund may invest; therefore, the Fund’s investments may include small-, mid- and large-capitalization companies.

The management team’s investment approach is designed to achieve consistent long-term returns across the full breadth of market conditions and economic cycles. The focus of its investment process is on security selection and risk management. The team believes this is the best way to position the Fund to achieve an optimal balance between potential reward and investment risk over a complete market cycle.

INVESTING ENVIRONMENT

International markets rose in the year ended June 30, 2013, as continued accommodative policy around the world boosted investor confidence. Germany rose 27.2% while Switzerland rose 29.1%. Emerging markets trailed developed markets as recent concerns that the Federal Reserve would taper asset purchases hit the developing markets especially hard. Brazil lost 11.1% as Standard & Poor’s cut their outlook to negative and first quarter economic growth was disappointing. Despite an over 24% drop in the yen versus the U.S. dollar, Japan rose 22.3%. Japanese consumer confidence has shown a marked improvement since the Abe (the current prime minister of Japan) administration has called for near-term stimulus in order to end deflation and boost growth. Eight of the ten economic sectors registered positive returns for the year ended June 30, 2013, with three sectors over 20%. Consumer discretionary was the top performing sector as it rose 26.3%, reflective of the improved consumer sentiment in both Europe and Japan. Materials stocks fell 8.2% as the price of most commodities fell. The Fund remained focused on stock selection while adhering to the management team’s strict country and sector risk controls. The Fund’s bias toward companies with improving business momentum relative to peers was beneficial to performance.

iv

COUNTRY ALLOCATION*
United Kingdom	16.6%
Japan	16.4%
France	7.0%
Canada	6.7%
Germany	6.2%
Switzerland	5.5%
Australia	4.8%
China	4.1%
South Korea	3.5%
Brazil	2.7%
Taiwan	2.6%
Hong Kong	2.3%
Other	21.6%

Total	100.0%

As a percentage of net assets as of 6/30/13.

* Country classification is based on the country classification assigned within the Fund’s benchmark and does not include exposure through holdings of foreign currencies.

PERFORMANCE DISCUSSION

During the twelve-month period ended June 30, 2013, the Fund returned 19.91%, outperforming the MSCI ACWI ex U.S.A. Index (net dividends), which returned 13.63% over the same period.

Notable contributors to the Fund’s performance during the past year included: easyJet PLC, a provider of passenger airline and carrier services; Tokyu Land Corp., which invests in, develops and manages real estate properties; Toyota Motor Corp., a manufacturer of motor vehicles and parts; Barclays PLC, a provider of global financial services; and Aberdeen Asset Management PLC, a provider of investment management, unit trust management, and other financial services.

Notable detractors to the Fund’s performance during the past year included: Vale S.A., which mines and exports iron ore and pellets, manganese, and iron alloys; Gazprom OAO, which provides gas and petroleum exploration services and manufactures and wholesales petroleum and natural gas products; Mitsubishi Corp., which engages in the distribution of electronics, fuels, metals, and chemicals and provides information technology and professional consulting services; Rio Tinto Ltd., which explores and mines for mineral resources; and Fortescue Metals Group Ltd., which explores, evaluates and develops mineral resources.

FUND CHANGES

The Fund’s management team identified several new investment opportunities for the Fund during the period, including: AAC Technologies Holdings Inc., a designer and manufacturer of miniature acoustic components; CSL Ltd., a plasma developer and manufacturer; GN Store Nord, a hearing aide developer and manufacturer; Prince Frog International Holdings Ltd., which designs and provides child care products; and Shire PLC, which markets, licenses, and develops prescription medicines.

The team funded these positions in part by selling the Fund’s positions in: Aegis Group PLC, a media holding company; Arkema, a chemical manufacturer; Far

v

Eastone Telecommunication, a provider of mobile communication and internet access service; Fuji Media, a television broadcaster; and Life Healthcare, a healthcare facilities operator in South Africa.

The Fund’s performance contained in the Management’s Discussion of Fund Performance is based on Class Y Shares of the Fund. Performance of the other classes of shares will differ. Management’s Discussion of Fund Performance presents information about the Fund’s holdings that are believed to be accurate, and the views of the portfolio managers, as of June 30, 2013. The Fund’s holdings, the information about the Fund’s holdings and the views of the portfolio managers may change, and the Fund disclaims any obligation to advise shareholders of any such changes. Discussions regarding specific holdings are for illustration only and are not intended as recommendations to purchase or sell individual stocks. A complete list of Fund holdings as of June 30, 2013 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

The MSCI ACWI ex U.S.A. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Returns provided for the MSCI ACWI ex U.S.A. Index are net dividends (i.e., net of foreign withholding taxes applicable to U.S. investors). Index performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

vi

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vii

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2013 through June 30, 2013.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to

viii

an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Period* 1/1/13-6/30/13	Annualized Expense Ratio
Actual
Class Y	$1,000.00	$1,023.50	$6.12	1.22%
Class A	$1,000.00	$1,021.70	$7.32	1.47%
Class C	$1,000.00	$1,016.80	$11.10	2.22%
Class I	$1,000.00	$1,026.80	$4.82	0.96%
Hypothetical
Class Y	$1,000.00	$1,018.74	$6.11	1.22%
Class A	$1,000.00	$1,017.50	$7.35	1.47%
Class C	$1,000.00	$1,013.79	$11.08	2.22%
Class I	$1,000.00	$1,020.03	$4.81	0.96%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

ix

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x

Munder International Fund — Core Equity

Portfolio of Investments, June 30, 2013

Shares		Value(a)

COMMON STOCKS — 96.6%
Australia — 4.8%
10,978	Australia & New Zealand Banking Group Ltd	$286,941
3,825	BHP Billiton Ltd	109,737
72,520	Commonwealth Property Office Fund REIT	72,955
1,681	CSL Ltd	94,671
87,823	Dexus Property Group REIT	85,941
25,870	Fortescue Metals Group Ltd	71,925
21,614	Insurance Australia Group Ltd	107,533
5,578	National Australia Bank Ltd	151,408
3,754	Rio Tinto Ltd	179,798
32,200	Telstra Corp Ltd	140,469

		1,301,378

Austria — 0.4%
2,143	OMV AG	96,793

Belgium — 0.6%
2,405	Delhaize Group SA	148,666

Brazil — 2.0%
7,452	Banco Bradesco SA, ADR	96,951
8,500	Banco do Brasil SA	84,301
3,500	BRF SA	75,997
6,700	Kroton Educacional SA	92,782
5,170	Petroleo Brasileiro SA, ADR	75,792
8,620	Vale SA, ADR	113,353

		539,176

Canada — 6.7%
937	Agrium Inc	81,236
4,382	Alimentation Couche Tard Inc, Class B	259,995
2,072	Astral Media Inc, Class A	98,428
2,917	Canadian Imperial Bank of Commerce	207,022
735	Canadian Pacific Railway Ltd	89,127
8,438	Canfor Corp †	149,231
16,015	Gran Tierra Energy Inc †	97,762
5,126	Husky Energy Inc	136,570
2,974	Methanex Corp	127,392
1,734	National Bank of Canada	123,723
4,006	Royal Bank of Canada	233,420
6,383	Suncor Energy Inc	188,146

		1,792,052

See Notes to Financial Statements.

1

Munder International Fund — Core Equity

Portfolio of Investments, June 30, 2013 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
China — 4.1%
38,500	Anhui Conch Cement Co Ltd, H Shares	$103,993
373,275	Bank of China Ltd, H Shares	153,525
69,875	China Oilfield Services Ltd, H Shares	136,758
157,075	China Railway Construction Corp Ltd, H Shares	136,498
65,750	CNOOC Ltd	111,561
208,000	Datang International Power Generation Co Ltd	85,012
19,500	Great Wall Motor Co Ltd, H Shares	83,722
313,250	Industrial & Commercial Bank of China Ltd, H Shares	197,497
128,000	Prince Frog International Holdings Ltd	88,622

		1,097,188

Denmark — 1.5%
11	AP Moeller—Maersk A/S, Class B	78,784
5,337	GN Store Nord A/S	100,870
560	Novo Nordisk A/S, Class B	87,273
3,885	Pandora A/S	131,667

		398,594

Finland — 0.8%
5,551	Huhtamaki OYJ	103,107
2,825	Sampo OYJ, A Shares	110,094

		213,201

France — 7.0%
1,434	AtoS	106,432
2,722	BNP Paribas SA	148,721
5,885	Carrefour SA	161,860
2,114	Danone SA	158,662
7,297	European Aeronautic Defence and Space Co NV	390,041
1,456	Ingenico	97,034
1,223	Publicis Groupe SA	87,078
1,087	Sanofi	112,654
2,038	Sanofi, ADR	104,977
2,016	Societe Generale SA	69,277
2,960	Teleperformance	142,480
226	Total SA	11,033
2,460	Total SA, ADR	119,802
1,559	Valeo SA	97,983
1,782	Vinci SA	89,430

		1,897,464

See Notes to Financial Statements.

2

Shares		Value(a)

Germany — 5.7%
1,277	BASF SE	$114,077
2,015	Bayer AG	214,888
5,540	Deutsche Post AG	137,697
6,861	Deutsche Telekom AG	80,054
7,524	Freenet AG †	164,337
1,329	Fresenius SE & Co KGaA	163,838
3,181	Hannover Rueckversicherung SE	229,055
2,352	Henkel AG & Co KGaA	184,454
10,149	Infineon Technologies AG	84,943
2,495	RWE AG	79,631
2,057	Stada Arzneimittel AG	88,545

		1,541,519

Hong Kong — 2.3%
19,500	AAC Technologies Holdings Inc	109,617
28,500	BOC Hong Kong Holdings Ltd	87,638
10,825	Cheung Kong Holdings Ltd	146,826
25,875	Cheung Kong Infrastructure Holdings Ltd	173,144
10,000	Hutchison Whampoa Ltd	105,144

		622,369

India — 0.3%
2,431	ICICI Bank Ltd, ADR	92,986

Indonesia — 0.7%
156,500	Telekomunikasi Indonesia Persero Tbk PT	177,393

Ireland — 0.6%
10,515	Smurfit Kappa Group PLC	171,907

Italy — 0.9%
23,604	Enel SpA	74,045
3,910	Eni SpA	80,312
9,067	Telecom Italia SpA	6,302
11,395	Telecom Italia SpA, ADR	79,195

		239,854

Japan — 16.4%
1,700	Astellas Pharma Inc	92,388
9,100	Bridgestone Corp	310,123
2,300	Canon Inc	75,020
800	Central Japan Railway Co	97,842
22,700	Chiba Bank Ltd/The	154,721
8,900	Daiwa House Industry Co Ltd	166,101
7,797	Japan Tobacco Inc	275,544

See Notes to Financial Statements.

3

Munder International Fund — Core Equity

Portfolio of Investments, June 30, 2013 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Japan (Continued)
4,900	JFE Holdings Inc	$107,555
3,700	Komatsu Ltd	85,542
2,250	Makita Corp	121,597
21,000	Mitsui OSK Lines Ltd †	81,942
78,000	Mizuho Financial Group Inc	162,008
1,100	Murata Manufacturing Co Ltd	83,737
357	Nippon Telegraph & Telephone Corp	18,501
3,915	Nippon Telegraph & Telephone Corp, ADR	101,829
16,000	Nomura Holdings Inc	117,927
2,800	Omron Corp	83,339
11,300	ORIX Corp	154,381
4,500	Otsuka Holdings Co Ltd	148,593
2,700	Seven & I Holdings Co Ltd	98,684
1,100	Shimamura Co Ltd	133,646
3,350	Softbank Corp	195,569
6,400	Sumitomo Corp	79,823
8,000	Sumitomo Metal Mining Co Ltd	89,212
7,925	Sumitomo Mitsui Financial Group Inc	363,569
22,925	Tokyo Gas Co Ltd	126,668
20,000	Toshiba Corp	96,189
4,475	Toyo Suisan Kaisha Ltd	148,896
7,425	Toyota Motor Corp	448,435
4,200	TV Asahi Corp	90,877
208	Yahoo Japan Corp	102,553

		4,412,811

Malaysia — 0.3%
53,703	Alliance Financial Group Bhd	90,086

Mexico — 0.6%
27,651	Grupo Mexico SAB de CV, Series B	80,024
34,300	OHL Mexico SAB de CV †	81,532

		161,556

Netherlands — 0.6%
5,484	Koninklijke Philips NV	149,510

Norway — 1.4%
3,200	Statoil ASA	66,009
3,997	Telenor ASA	79,225
4,170	TGS Nopec Geophysical Co ASA	121,166
2,950	Yara International ASA	117,624

		384,024

See Notes to Financial Statements.

4

Shares		Value(a)

Poland — 0.3%
59,356	Tauron Polska Energia SA	$76,993

Portugal — 0.5%
40,233	EDP—Energias de Portugal SA	129,614

Russian Federation — 1.7%
18,485	Gazprom OJSC, ADR	121,446
1,499	Lukoil OJSC, ADR	86,043
1,726	Magnit OJSC, GDR	98,727
51,883	Sberbank of Russia	147,645

		453,861

Singapore — 1.4%
22,700	DBS Group Holdings Ltd	277,594
43,000	Wilmar International Ltd	106,864

		384,458

South Africa — 1.4%
4,197	Imperial Holdings Ltd	89,103
7,756	Liberty Holdings Ltd	94,107
25,954	Mediclinic International Ltd	180,272

		363,482

South Korea — 3.5%
756	GS Home Shopping Inc	156,555
2,635	LG Display Co Ltd †	63,334
249	Samsung Electronics Co Ltd	292,595
2,465	Samsung Heavy Industries Co Ltd	77,271
3,410	SK Hynix Inc †	93,159
552	SK Telecom Co Ltd	101,502
3,810	Soulbrain Co Ltd	145,454

		929,870

Spain — 1.8%
15,085	Distribuidora Internacional de Alimentacion SA	114,081
37,927	Mapfre SA	123,518
2,565	Obrascon Huarte Lain SA	87,308
3,075	Red Electrica Corp SA	169,109

		494,016

Sweden — 1.8%
15,250	Skandinaviska Enskilda Banken AB, A Shares	145,767
11,584	Swedbank AB, A Shares	265,671
6,767	Telefonaktiebolaget LM Ericsson, B Shares	76,640

		488,078

See Notes to Financial Statements.

5

Munder International Fund — Core Equity

Portfolio of Investments, June 30, 2013 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Switzerland — 5.5%
1,832	Aryzta AG †	$102,990
1,205	Cie Financiere Richemont SA, A Shares	106,588
9,145	Credit Suisse Group AG †	242,531
2,326	Holcim Ltd †	162,159
1,309	Roche Holding AG	325,674
318	Swatch Group AG/The	174,057
1,058	Swiss Life Holding AG †	172,049
7,580	Zurich Insurance Group AG, ADR †	197,383

		1,483,431

Taiwan — 2.6%
280,000	AU Optronics Corp †	101,832
33,000	Chong Hong Construction Co	118,915
24,000	Delta Electronics Inc	109,306
510,110	Taishin Financial Holding Co Ltd	224,665
25,000	Taiwan Semiconductor Manufacturing Co Ltd	92,589
4,000	TPK Holding Co Ltd †	64,062

		711,369

Thailand — 1.0%
340,000	Thai Beverage PCL	158,264
93,300	Thaicom PCL	99,272

		257,536

Turkey — 0.8%
25,385	Turk Hava Yollari	98,713
14,881	Turkiye Halk Bankasi AS	126,149

		224,862

United Kingdom — 16.6%
36,789	Aberdeen Asset Management PLC	214,193
12,733	Ashtead Group PLC	125,009
3,087	Associated British Foods PLC	81,461
15,110	BAE Systems PLC	88,019
77,041	Barclays PLC	326,275
46,323	Barratt Developments PLC †	218,129
22,904	BP PLC	158,590
1,654	British American Tobacco PLC	84,715
53,401	BT Group PLC	251,133
13,359	C&C Group PLC	72,337
14,831	Centrica PLC	81,251
2,804	Diageo PLC	80,177

See Notes to Financial Statements.

6

Shares		Value(a)

United Kingdom (Continued)
12,352	easyJet PLC	$243,477
4,756	GlaxoSmithKline PLC	119,210
1,503	HSBC Holdings PLC	15,590
1,582	HSBC Holdings PLC, ADR	82,106
83,285	ITV PLC	177,468
24,723	J Sainsbury PLC	133,601
13,787	Mondi PLC	171,529
7,038	National Grid PLC	79,855
10,855	Prudential PLC	177,481
3,136	Reckitt Benckiser Group PLC	221,696
7,730	Rolls-Royce Holdings PLC †	133,324
1,557	Royal Dutch Shell PLC, B Shares	51,530
6,175	Royal Dutch Shell PLC, Class B, ADR	409,217
4,603	Shire PLC	145,969
15,370	Stagecoach Group PLC	73,708
3,239	Standard Chartered PLC	70,299
9,268	Tate & Lyle PLC	116,223
30,528	Vodafone Group PLC	87,222
2,047	Whitbread PLC	95,145
5,347	WPP PLC	91,247

		4,477,186

TOTAL COMMON STOCKS
(Cost $24,096,969)		26,003,283

PREFERRED STOCKS — 1.2%
Brazil — 0.7%
2,100	Cia Brasileira de Distribuicao Grupo Pao de Acucar	93,737
4,600	Telefonica Brasil SA	103,901

		197,638

Germany — 0.5%
665	Volkswagen AG	134,644

TOTAL PREFERRED STOCKS
(Cost $243,176)		332,282

INVESTMENT COMPANIES — 2.2%
India — 0.9%
10,745	iShares S&P India Nifty 50 Index Fund	239,721

Multi-Country — 0.3%
1,409	iShares MSCI EAFE Index Fund	80,849

See Notes to Financial Statements.

7

Munder International Fund — Core Equity

Portfolio of Investments, June 30, 2013 (continued)

Shares		Value(a)

INVESTMENT COMPANIES (Continued)
United States — 1.0%
268,572	State Street Institutional U.S. Government Money Market Fund	$268,572

TOTAL INVESTMENT COMPANIES
(Cost $620,464)		589,142

TOTAL INVESTMENTS
(Cost $24,960,609)	100.0%	26,924,707
OTHER ASSETS AND LIABILITIES (Net)	0.0 #	(6,153)

NET ASSETS	100.0%	$26,918,554

†	Non-income producing security.

#	Amount represents less than 0.05% of net assets.

(a)	Security value was determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

ABBREVIATIONS:
ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt
REIT	—	Real Estate Investment Trust
OJSC	—	Open Joint Stock Company

See Notes to Financial Statements.

8

At June 30, 2013, industry diversification of the Fund was as follows:

	% of Net Assets	Value
COMMON STOCKS:
Commercial Banks	16.3%	$4,385,555
Oil, Gas & Consumable Fuels	6.7	1,810,606
Pharmaceuticals	5.3	1,440,171
Insurance	4.5	1,211,220
Diversified Telecommunication Services	3.8	1,033,373
Food & Staples Retailing	3.8	1,015,614
Food Products	2.9	791,093
Metals & Mining	2.8	751,604
Electric Utilities	2.3	622,905
Aerospace & Defense	2.3	611,384
Electronic Equipment, Instruments & Components	2.2	602,644
Chemicals	2.2	585,783
Capital Markets	2.1	574,651
Semiconductors & Semiconductor Equipment	2.1	563,286
Wireless Telecommunication Services	2.0	548,630
Media	2.0	545,098
Automobiles	2.0	532,157
Real Estate Management & Development	1.6	431,842
Textiles, Apparel & Luxury Goods	1.5	412,312
Auto Components	1.5	408,106
Household Products	1.5	406,150
Tobacco	1.3	360,259
Health Care Providers & Services	1.3	344,110
Airlines	1.3	342,190
Paper & Forest Products	1.2	320,760
Construction & Engineering	1.2	313,236
Beverages	1.2	310,778
Machinery	1.1	284,410
Containers & Packaging	1.0	275,014
Construction Materials	1.0	266,152
Road & Rail	1.0	260,677
Energy Equipment & Services	1.0	257,924
Industrial Conglomerates	0.9	254,654
Multi-Utilities	0.9	240,737
Household Durables	0.8	218,129
Trading Companies & Distributors	0.8	204,832
Communications Equipment	0.7	186,257
Marine	0.6	160,726
Real Estate Investment Trusts (REITs)	0.6	158,896
Internet & Catalog Retail	0.6	156,555
Diversified Financial Services	0.6	154,381

See Notes to Financial Statements.

9

Munder International Fund — Core Equity

Portfolio of Investments, June 30, 2013 (continued)

	% of Net Assets	Value
Professional Services	0.5%	$142,480
Air Freight & Logistics	0.5	137,697
Specialty Retail	0.5	133,646
Gas Utilities	0.5	126,668
IT Services	0.4	106,432
Internet Software & Services	0.4	102,553
Health Care Equipment & Supplies	0.4	100,870
Computers & Peripherals	0.4	96,189
Hotels, Restaurants & Leisure	0.4	95,145
Biotechnology	0.3	94,671
Diversified Consumer Services	0.3	92,782
Distributors	0.3	89,103
Personal Products	0.3	88,622
Independent Power Producers & Energy Traders	0.3	85,012
Transportation Infrastructure	0.3	81,532
Office Electronics	0.3	75,020

TOTAL COMMON STOCKS	96.6	26,003,283
PREFERRED STOCKS:
Automobiles	0.5	134,644
Diversified Telecommunication Services	0.4	103,901
Food & Staples Retailing	0.3	93,737

TOTAL PREFERRED STOCKS	1.2	332,282
INVESTMENT COMPANIES	2.2	589,142

TOTAL INVESTMENTS	100.0	26,924,707
OTHER ASSETS AND LIABILITIES (NET)	0.0 #	(6,153)

NET ASSETS	100.0%	$26,918,554

#	Amount represents less than 0.05% of net assets.

See Notes to Financial Statements.

10

[This Page Intentionally Left Blank]

11

Munder International Fund — Core Equity

Statement of Assets and Liabilities, June 30, 2013

ASSETS:
Investments, at value (see accompanying schedule)	$26,924,707
Foreign currency, at value	49,750
Cash	13,776
Dividends and interest receivable	148,744
Receivable from Advisor	22,926
Receivable for investment securities sold	1,632
Receivable for Fund shares sold	10,411
Prepaid expenses and other assets	46,611

Total Assets	27,218,557

LIABILITIES:
Payable for investment securities purchased	1,571
Payable for Fund shares redeemed	37,471
Trustees’ fees and expenses payable	146,780
Investment advisory fees payable	18,024
Transfer agency/record keeping fees payable	10,883
Custody fees payable	10,646
Administration fees payable	6,174
Distribution and shareholder servicing fees payable — Class A and C Shares	2,440
Deferred foreign taxes payable	2,071
Accrued expenses and other payables	63,943

Total Liabilities	300,003

NET ASSETS	$26,918,554

Investments, at cost	$24,960,609

Foreign currency, at cost	$50,109

See Notes to Financial Statements.

12

NET ASSETS consist of:
Undistributed net investment income	$141,605
Accumulated net realized loss on investments sold	(37,070,751)
Net unrealized appreciation of investments	1,954,069
Paid-in capital	61,893,631

$26,918,554

NET ASSETS:
Class Y Shares	$19,110,603

Class A Shares	$6,541,058

Class C Shares	$1,265,778

Class I Shares	$1,115

SHARES OUTSTANDING:
Class Y Shares	3,130,304

Class A Shares	1,070,736

Class C Shares	208,746

Class I Shares	182

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$6.11

CLASS A SHARES:
Net asset value and redemption price per share	$6.11

Maximum sales charge	5.50%
Maximum offering price per share	$6.47

CLASS C SHARES:
Net asset value and offering price per share*	$6.06

CLASS I SHARES:
Net asset value and offering price per share	$6.12

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

13

Munder International Fund — Core Equity

Statement of Operations, For the Year Ended June 30, 2013

INVESTMENT INCOME:
Interest	$21
Dividends(a)	655,795

Total Investment Income	655,816

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	11,508
Class C Shares	8,278
Custody fees	164,530
Investment advisory fees	156,903
Administration fees	76,800
Trustees’ fees and expenses	56,746
Registration and filing fees	55,460
Legal and audit fees	41,333
Transfer agency/record keeping fees(b)	28,252
Printing and mailing fees	17,260
Other	18,249

Total Expenses	635,319
Expenses reimbursed by Advisor	(380,341)

Net Expenses	254,978

NET INVESTMENT INCOME	400,838

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Security transactions(c)	2,660,133
Futures contracts	9,149
Foreign currency-related transactions	(54,990)
Net change in unrealized appreciation/(depreciation) of:
Securities(d)	(513,957)
Futures contracts	(2,636)
Foreign currency-related transactions	(3,753)

Net realized and unrealized gain on investments	2,093,946

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,494,784

(a)	Net of foreign withholding taxes of $66,069.

(b)	Transfer agency/record keeping fees - The amounts for Class Y, Class A, Class C & Class I Shares were $18,846, $7,336, $1,393 and $677 respectively.

(c)	Net of realized foreign tax of $11,544.

(d)	Net of deferred foreign tax of $ 2,071.

See Notes to Financial Statements.

14

Munder International Fund — Core Equity

Statements of Changes in Net Assets

	Year Ended June 30, 2013	Year Ended June 30, 2012
Net investment income	$400,838	$249,983
Net realized gain/(loss) from security transactions, futures contracts and foreign currency-related transactions	2,614,292	(1,459,598)
Net change in net unrealized appreciation/(depreciation) of securities, futures contracts and foreign currency-related transactions	(520,346)	(2,102,849)

Net increase/(decrease) in net assets resulting from operations	2,494,784	(3,312,464)
Dividends to shareholders from net investment income:
Class Y Shares	(168,521)	(140,493)
Class A Shares	(16,484)	(8,727)
Class C Shares	(1,317)	(2,018)
Class I Shares	(87)	(672,115)
Distributions to shareholders from net realized gain/loss:
Class Y Shares	(24,488)	—
Class A Shares	(2,472)	—
Class C Shares	(219)	—
Class I Shares	(13)	—
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	15,956,350	(215,972)
Class A Shares	5,813,667	30,477
Class C Shares	1,176,122	(53,413)
Class I Shares	(6,478,583)	(11,332,520)

Net increase/(decrease) in net assets	18,748,739	(15,707,245)
NET ASSETS:
Beginning of year	8,169,815	23,877,060

End of year	$26,918,554	$8,169,815

Undistributed net investment income/(Accumulated distributions in excess of net investment income)	$141,605	$(27,160)

See Notes to Financial Statements.

15

Munder International Fund — Core Equity

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended June 30, 2013	Year Ended June 30, 2012
Amount
Class Y Shares:
Sold	$342,441	$1,040,621
Issued as reinvestment of dividends and distributions	193,009	140,493
Proceeds received in merger	18,753,425	—
Redeemed	(3,332,525)	(1,397,086)

Net increase/(decrease)	$15,956,350	$(215,972)

Class A Shares:
Sold	$669,637	$78,978
Issued as reinvestment of dividends and distributions	18,531	8,404
Proceeds received in merger	11,583,573	—
Redeemed	(6,458,074)	(56,905)

Net increase	$5,813,667	$30,477

Class C Shares:
Sold	$7,670	$5,927
Issued as reinvestment of dividends and distributions	1,536	2,018
Proceeds received in merger	1,443,333	—
Redeemed	(276,417)	(61,358)

Net increase/(decrease)	$1,176,122	$(53,413)

Class I Shares:
Sold	$1,000	$1,310,000
Issued as reinvestment of dividends and distributions	100	672,115
Redeemed	(6,479,683)	(13,314,635)

Net decrease	$(6,478,583)	$(11,332,520)

See Notes to Financial Statements.

16

	Year Ended June 30, 2013	Year Ended June 30, 2012
Shares
Class Y Shares:
Sold	54,605	174,758
Issued as reinvestment of dividends and distributions	33,220	26,761
Issued in exchange for proceeds received in merger	3,221,684	—
Redeemed	(530,133)	(239,411)

Net increase/(decrease)	2,779,376	(37,892)

Class A Shares:
Sold	108,841	13,266
Issued as reinvestment of dividends and distributions	3,184	1,598
Issued in exchange for proceeds received in merger	1,986,414	—
Redeemed	(1,060,433)	(9,608)

Net increase	1,038,006	5,256

Class C Shares:
Sold	1,237	1,022
Issued as reinvestment of dividends and distributions	265	385
Issued in exchange for proceeds received in merger	248,260	—
Redeemed	(43,911)	(11,320)

Net increase/(decrease)	205,851	(9,913)

Class I Shares:
Sold	165	229,556
Issued as reinvestment of dividends and distributions	17	128,022
Redeemed	(1,069,142)	(2,223,448)

Net decrease	(1,068,960)	(1,865,870)

See Notes to Financial Statements.

17

Munder International Fund — Core Equity(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares
	Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)
Net asset value, beginning of period	$5.61	$7.09	$5.52	$5.45	$9.38

Income/(loss) from investment operations:
Net investment income	0.13	0.12	0.11	0.09	0.16
Net realized and unrealized gain/(loss) on investments	0.95	(1.25)	1.69	0.16	(3.87)

Total from investment operations	1.08	(1.13)	1.80	0.25	(3.71)

Less distributions:
Dividends from net investment income	(0.51)	(0.35)	(0.23)	(0.18)	(0.22)
Distributions from net realized gains	(0.07)	—	—	—	—

Total distributions	(0.58)	(0.35)	(0.23)	(0.18)	(0.22)

Short-term trading fees	—	—	—	0.00 (c)	0.00 (c)

Net asset value, end of period	$6.11	$5.61	$7.09	$5.52	$5.45

Total return(d)	19.91%	(15.66)%	32.83%	4.14%	(40.00)%

Ratios to average net assets/ supplemental data:
Net assets, end of period (in 000’s)	$19,111	$1,969	$2,756	$2,317	$3,705
Ratio of operating expenses to average net assets	1.22%	1.22%	1.28%	1.36%	1.36%
Ratio of net investment income to average net assets	2.14%	2.00%	1.64%	1.38%	2.73%
Portfolio turnover rate	108%	84%	81%	67%	52%
Ratio of operating expenses to average net assets without expense reimbursements	3.02%	5.53%	4.06%	2.19%	2.39%

(a)	Class Y Shares and Class A Shares of the Fund commenced operations on August 16, 2007.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. Total returns would have been lower if not for expense fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

18

A Shares
Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)
$5.61	$7.09	$5.52	$5.46	$9.36

0.12	0.12	0.08	0.10	0.10

0.95	(1.27)	1.70	0.12	(3.81)

1.07	(1.15)	1.78	0.22	(3.71)

(0.50)	(0.33)	(0.21)	(0.16)	(0.19)
(0.07)	—	—	—	—

(0.57)	(0.33)	(0.21)	(0.16)	(0.19)

—	—	—	0.00 (c)	0.00 (c)

$6.11	$5.61	$7.09	$5.52	$5.46

19.59%	(15.88)%	32.49%	3.87%	(40.08)%

$6,541	$184	$195	$233	$297

1.47%	1.47%	1.54%	1.61%	1.61%

1.87%	1.99%	1.27%	1.54%	1.30%
108%	84%	81%	67%	52%

2.95%	5.78%	4.28%	2.36%	2.41%

See Notes to Financial Statements.

19

Munder International Fund — Core Equity(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

(continued)

	C Shares
	Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)
Net asset value, beginning of period	$5.57	$7.05	$5.49	$5.43	$9.30

Income/(loss) from investment operations:
Net investment income	0.08	0.05	0.05	0.03	0.07
Net realized and unrealized gain/(loss) on investments	0.93	(1.24)	1.67	0.15	(3.82)

Total from investment operations	1.01	(1.19)	1.72	0.18	(3.75)

Less distributions:
Dividends from net investment income	(0.45)	(0.29)	(0.16)	(0.12)	(0.12)
Distributions from net realized gains	(0.07)	—	—	—	—

Total distributions	(0.52)	(0.29)	(0.16)	(0.12)	(0.12)

Short-term trading fees	—	—	—	0.00 (c)	0.00 (c)

Net asset value, end of period	$6.06	$5.57	$7.05	$5.49	$5.43

Total return(d)	18.60%	(16.63)%	31.49%	2.92%	(40.54)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000s)	$1,266	$16	$90	$73	$103
Ratio of operating expenses to average net assets	2.22%	2.22%	2.29%	2.36%	2.36%
Ratio of net investment income to average net assets	1.22%	0.82%	0.69%	0.56%	1.24%
Portfolio turnover rate	108%	84%	81%	67%	52%
Ratio of operating expenses to average net assets without expense reimbursements	3.69%	6.57%	5.03%	3.14%	3.36%

(a)	Class C Shares and Class I Shares of the Fund commenced operations on August 16, 2007.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. Total returns would have been lower if not for expense fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

20

I Shares
Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)
$5.61	$7.10	$5.52	$5.46	$9.40

0.13	0.11	0.11	0.12	0.15

0.98	(1.24)	1.72	0.14	(3.85)

1.11	(1.13)	1.83	0.26	(3.70)

(0.53)	(0.36)	(0.25)	(0.20)	(0.24)
(0.07)	—	—	—	—

(0.60)	(0.36)	(0.25)	(0.20)	(0.24)

—	—	—	0.00 (c)	0.00 (c)

$6.12	$5.61	$7.10	$5.52	$5.46

20.45%	(15.55)%	33.36%	4.22%	(39.80)%

$1	$6,001	$20,836	$39,610	$45,325

0.96%	0.96%	1.04%	1.10%	1.10%

2.19%	1.90%	1.68%	1.92%	2.45%
108%	84%	81%	67%	52%

5.63%	3.69%	2.12%	1.51%	1.54%

See Notes to Financial Statements.

21

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22

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2013

1.	Organization

As of June 30, 2013, the Munder Funds consisted of 10 portfolios, each of which is a series of Munder Series Trust (“MST”). Information presented in these financial statements pertains only to the Munder International Fund — Core Equity (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to provide long-term growth of capital. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 4 classes of shares — Class A, Class C, Class I and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class I and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

On December 7, 2012, the International Fund — Core Equity acquired all of the assets and assumed all of the liabilities of the Munder International Equity Fund (“International Equity Fund”), a series of MST, in a tax-free exchange of shares and the subsequent liquidation of the International Equity Fund (the “Reorganization”). The Agreement and Plan of Reorganization was approved by the Board of Trustees of MST on September 11, 2012. The primary reasons for the Reorganization included seeking to provide International Equity Fund’s shareholders with (i) potentially improved performance, (ii) lower net total expenses (but higher gross total expenses), (iii) greater assets under management in a single fund by combining two funds with similar investment objectives and similar investment strategies into a single fund, and (iv) an enhanced ability to eliminate certain costs of running the two funds separately.

Number of shares outstanding of the International Equity Fund prior to merger:

Class A	757,199
Class B	21,683
Class C	121,242
Class K	159,576
Class Y	1,495,787

23

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2013 (continued)

Exchange ratio and number of shares of the International Fund — Core Equity issued for shares of the International Equity Fund:

	Exchange Ratio	Shares
Class A	2.1193	1,604,734
Class B*	2.0134	43,658
Class C	2.0476	248,260
Class K*	2.1183	338,022
Class Y	2.1538	3,221,684
Unrealized appreciation immediately prior to acquisition of all assets and assumption of all liabilities of the International Equity Fund		$2,030,795
Accumulated distributions in excess of net investment income immediately prior to acquisition of all assets and assumption of all liabilities of the International Equity Fund		$(339,668)

*	Class B and Class K shares of the International Equity Fund merged into Class A shares of the International Fund — Core Equity.

There were no undistributed income or gain amounts unpaid prior to the merger of the International Equity Fund.

	Prior to Merger	After Merger
Net assets of the International Equity Fund
Class A	$9,357,847	$—
Class B	254,584	—
Class C	1,443,333	—
Class K	1,971,142	—
Class Y	18,753,425	—
Net assets of the International Fund — Core Equity
Class A	$212,822	$11,796,395
Class B	—	—
Class C	18,627	1,461,960
Class I	1,058	1,058
Class K	—	—
Class Y	2,109,325	20,862,750

For financial reporting purposes, the net assets received and shares issued by the International Fund — Core Equity were recorded at fair market value. However, investments of the International Equity Fund were carried forward to the International Fund — Core Equity at cost for purposes of aligning ongoing financial reporting of the International Fund — Core Equity’s realized and unrealized gains and losses with amounts that may be distributable to shareholders on a tax basis.

The Statement of Operations reflects the operations of the International Fund — Core Equity for the period both before and after the International Equity Fund Reorganization. If the Reorganization had occurred on the first day of the International Fund — Core Equity’s fiscal year, the pro forma results of

24

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2013 (continued)

operations for the year ended June 30, 2013 would have been net investment income of $865,336 (including the impact of $107,897 in merger synergies and expense reimbursements), net realized and unrealized gain on investments of $7,540,042 and net increase in net assets resulting from operations of $8,405,378.

Since December 7, 2012, the International Fund — Core Equity has been managed as a single, integrated portfolio. As a result, it is not practicable to separate the amounts of revenue and earnings attributable to the International Equity Fund that are included in the Statement of Operations between December 7, 2012 and June 30, 2013.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held

25

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2013 (continued)

by the Fund, if any, are valued using the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuation determinations may be made using a market based approach that involves a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information. Discounts also may be applied due to the nature or duration of any restrictions on the disposition of the investments. The pricing committee monitors the valuation approaches that it employs by reviewing, without limitation, key inputs and assumptions and any related market activity. Due to the inherent uncertainty of fair valuations, a fair value may differ significantly from the value that would have been used had an active market existed.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, significant event fair value factors, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2013:

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$26,924,707
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—

Total	$26,924,707

Securities or other financial instruments that transfer between levels during the period are treated as though the transfer occurred at the beginning of the period. Securities that were fair valued due to a significant event with a total value of $6,663,130 on June 30, 2012 were transferred from Level 2 to Level 1 during the fiscal year ended June 30, 2013.

26

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2013 (continued)

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by country.

Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities, securities transactions, and items of income and expense denominated in foreign currencies are translated into U.S. dollars.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend income transactions.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains/(losses) from security transactions.

Foreign Currency Spot Contracts: The Fund is subject to foreign currency rate risk in the normal course of pursuing its investment objectives. The Fund may use foreign currency spot contracts in an effort to facilitate transactions in foreign securities or to reduce exposure to foreign currency exchange rates. The value of such contracts is translated into U.S. dollars. Foreign currency spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) of foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures Contracts: The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may enter into futures contracts for cash management purposes (i.e., attempting to remain fully invested while maintaining liquidity), for hedging purposes (i.e., attempting to reduce risk by offsetting one investment position with another) or to gain exposure to an investment in a manner other than investing in the asset directly. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures

27

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2013 (continued)

contract, the Fund may be required to deposit with the broker, or pledge as collateral, an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (known as “variation margin”) may be made or received by the Fund, depending on the daily fluctuation of the value of the contract. Variation margins are generally settled on a daily basis. The daily changes in futures contracts are recorded as unrealized appreciation/(depreciation) of futures contracts. The Fund recognizes a realized gain or loss from futures contracts when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, if any, is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method, subject to certain minimums. Allocated Munder Funds expenses, direct Fund-level expenses, income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Class-level expenses attributable to Class I Shares are charged directly to that class. All other class-level expenses (excluding distribution and shareholder servicing fees) are allocated to the remaining share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

28

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2013 (continued)

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2013.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2010.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.80% on the first $1 billion of its average daily net assets, and 0.75% on average daily net assets exceeding $1 billion. During the year ended June 30, 2013, the Fund paid an annual effective rate of 0.80% for advisory services.

Pursuant to a written Expense Limitation Agreement with the Fund, the Advisor agreed to waive fees or reimburse certain expenses of the Fund to the extent necessary to maintain the Fund’s total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) at 1.47%, 2.22%, 1.22% and 0.96% for Class A, Class C, Class Y and Class I Shares, respectively (collectively, “Target Operating Expenses”). For the year ended June 30, 2013, the Advisor reimbursed expenses pursuant to the Expense Limitation Agreement on behalf of the Fund totaling $380,341, which are reflected as expenses reimbursed by Advisor in the accompanying Statement of Operations.

Pursuant to a separate written Agreement with the Fund (the “Repayment Agreement”), the Advisor may seek repayment from the Fund for Fund expenses it reimbursed under the Expense Limitation Agreement. At June, 30, 2013, the total amount eligible for repayment to the Advisor was $1,169,198, of which $392,776 expires in 2014, $396,081 expires in 2015 and $380,341 expires in 2016. The Fund may only grant such repayment provided (1) its actual total net annual operating expenses (excluding taxes, interest, litigation expense,

29

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2013 (continued)

dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) are below the Target Operating Expenses and (2) it receives approval from the Board of Trustees. The Repayment Agreement is subject to annual review by the Board of Trustees.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates, subject to a Fund minimum fee of $68,000:

Fund Net Assets	Annual Fee
First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2013, the Advisor earned $76,800 before payment of sub-administration fees and $49,282 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2013, the Fund paid an annual effective rate of 0.3916% for administrative services.

During the year ended June 30, 2013, each Trustee was paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee of MST, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also received an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2013, no officer, director or employee of the Advisor or any of its affiliates received any compensation from MST.

30

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2013 (continued)

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) that applies to the Fund’s Class A and Class C Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates payable under the Plan for each class, as a percentage of average daily net assets, were as follows:

Class A Shares 12b-1 Fees	Class C Shares 12b-1 Fees
0.25%	1.00%

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $20,744,825 and $36,660,508, respectively, for the year ended June 30, 2013.

At June 30, 2013, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $3,084,962, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $1,341,016 and net appreciation for tax purposes was $1,743,946. At June 30, 2013, aggregate cost for tax purposes was $25,180,761.

6.	Derivative Financial Instruments

The Fund is required to value derivatives at fair value and recognize changes in fair value through the Statement of Operations. As such, none of the Fund’s derivative transactions qualify for hedge accounting. At June 30, 2013, the Fund did not have any open derivative instruments and derivative activity during the year then ended was insignificant.

31

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2013 (continued)

For the year ended June 30, 2013, the Fund had the following derivative activity:

Derivatives	Net Realized Loss Recognized in Income	Net Change in Unrealized Appreciation/(Depreciation) Recognized in Income
Equity Contracts (Futures)	$9,149	$(2,636)

*	The number of futures contracts held during the year was minimal, decreasing from 1 to 0 during the year ended June 30, 2013.

7.	Investment Concentration

The Fund primarily invests in foreign securities. Investment in foreign securities involves risks, such as currency exchange rate fluctuations, which differ from investment in U.S. securities. In addition, foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

8.	Revolving Line of Credit

Effective December 5, 2012, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes a quarterly commitment fee on the daily amount of the unused commitment, allocated among the participating Munder Funds on the basis of relative net assets. Prior to December 5, 2012, the quarterly commitment fee was equal to 0.125% per annum. Effective December 5, 2012, the quarterly commitment fee is equal to 0.11% per annum. During the year ended June 30, 2013, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2013, total commitment fees for the Fund were $134.

9.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

32

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2013 (continued)

10.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2013, permanent differences resulting primarily from foreign currency gains and losses, passive foreign investment company gains and losses, losses carried forward from acquired fund, and open wash sales deferrals from acquired fund were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share.

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid in Capital
$(45,664)	$(34,064,031)	$34,109,695

The tax character of dividends and distributions paid to shareholders during the year ended June 30, 2013 and June 30, 2012 was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
June 30, 2013	$186,409	$27,192	$213,601
June 30, 2012	$823,353	$—	$823,353

At June 30, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Capital Gains	Capital Loss Carryover	Unrealized Appreciation	Total
$210,685	$800,680	$(37,697,505)	$1,733,917	$(34,952,223)

The differences between book and tax distributable earnings were primarily due to wash sales, passive foreign investment company unreversed inclusions, capital loss carry forward loss limits, and deferred Trustees’ fees.

Under the Regulated Investment Company Modernization Act of 2010, capital losses realized after June 30, 2011 may be carried forward indefinitely and will retain their tax character as either short-term or long-term. Capital losses realized prior to July 1, 2011 will continue to be subject to their original expiration dates and will continue to be treated as short-term losses. Capital

33

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2013 (continued)

losses that can be carried forward indefinitely must be utilized fully before using capital losses that expire.

As determined at June 30, 2013, the Fund had available for Federal income tax purposes $37,697,505 of unused capital losses, of which $32,739,820 expires in 2017, $2,655,481 expires in 2018, $989,091 expires in 2019, and $1,313,113 which does not expire. In addition, the losses expiring in 2017 were acquired in the reorganization with the Munder International Equity Fund that occurred on December 7, 2012. The losses expiring in 2018 and 2019 and the losses that do not expire may be subject to limitations.

During the year ended June 30, 2013, $1,396,103 in carried forward capital losses were utilized by the Fund.

34

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder International Fund — Core Equity and Board of Trustees of Munder Series Trust:

We have audited the accompanying statement of assets and liabilities of Munder International Fund — Core Equity (one of the portfolios comprising Munder Series Trust) (the “Fund”), including the portfolio of investments, as of June 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the 5 years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder International Fund — Core Equity of Munder Series Trust at June 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each the 5 years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 23, 2013

35

Munder International Fund — Core Equity

Notes to Financial Statements, Unaudited June 30, 2013

11.	Tax Information (Unaudited)

For the year ended June 30, 2013, the amount of long term capital gain distributions designated by the Fund was $27,192.

For the fiscal year end June 30, 2013, the Fund designates approximately $721,922 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The Fund designated $59,062 as foreign taxes paid and $721,922 as foreign source income for regular federal income tax purposes.

12.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

13.	Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

14.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ended June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

15.	Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as

36

Munder International Fund — Core Equity

Notes to Financial Statements, Unaudited June 30, 2013 (continued)

amended (“Advisory Agreement”). At an in-person meeting held on May 13-14, 2013, the Board of Trustees unanimously voted to approve the continuation of the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2013.

In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. The Board and counsel to the “Non-Interested Trustees” had an opportunity to review such information in advance of the meeting. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.)

Both in Board meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other Board meetings held during the course of the fiscal year (including, in particular, the February 2013 Board meeting), the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the fiscal year, regarding the Advisor, its services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” were separately advised by their independent legal counsel, with respect to the specific information requested for their consideration as well as with their deliberations regarding the continuation of the Advisory Agreement. The discussion below is not intended to be all-inclusive or intended to touch on every fact or issue that the Board took into consideration regarding the renewal of the Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information as part of its robust evaluation process. The determination to approve the continuance of the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information requested and provided to the Board. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

37

Munder International Fund — Core Equity

Notes to Financial Statements, Unaudited June 30, 2013 (continued)

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•

the general experience, business, operations and financial condition of the Advisor. In connection with these considerations, the Board was presented with detailed information concerning the organizational and ownership structure of the Advisor, recent changes within the Advisor’s organization (including key personnel changes) and the financial condition of the Advisor;

•

the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund. In connection with these considerations, the Board was presented with detailed information concerning key portfolio management positions at the Advisor, personnel changes and changes in employee responsibilities within the Advisor in 2012 and 2013, the organizational structure and depth of the Advisor’s portfolio management team, and the structure of the Advisor’s compensation of key investment personnel;

•	the services provided by the Advisor to the Fund during the previous year and the services anticipated to be provided to the Fund in the upcoming year;

•

the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through contractual waivers of a portion of the investment advisory fees, the addition of contractual fee breakpoints or a contractual reduction of its advisory fees), although no such adjustments were made to the Fund’s investment advisory fees during the current period;

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the Advisor’s marketing efforts with respect to the Munder Funds in recent years and on an ongoing basis;

•

the actions the Advisor had taken, or recommendations the Advisor made that resulted in the Munder Funds taking actions, that benefited certain funds over the past year, including obtaining an order from the Securities and Exchange Commission permitting the Munder Funds to be operated in a manager of managers structure (subject to shareholder approval, as applicable);

38

Munder International Fund — Core Equity

Notes to Financial Statements, Unaudited June 30, 2013 (continued)

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of the Advisory Agreement.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board supported approval of the continuance of the Advisory Agreement.

(b) The investment performance of the Fund and the Advisor: The Board considered the relative performance of the Fund against a variety of standards as of December 31, 2012, including (1) the one-, three- and five-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares compared to the performance of the Fund’s benchmark index and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-, three- and five-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the three- and five-year and the overall “star” ratings of the Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of the Fund’s Class Y Shares for the one-, three- and five-year periods as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies, among other factors; and (5) the Fund’s one-, three- and five-year total returns as compared to the performance of other funds in the same Morningstar category as the Fund.

In this regard, the Board considered that as of December 31, 2012: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, exceeded the performance of its benchmark for the one- and three-year periods but trailed the performance of its benchmark for the five-year and since inception periods, and (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, exceeded the median performance of the Fund’s Lipper peer group for the one- and three-year periods but trailed the median performance of the Fund’s Lipper peer group for the five-year period. In addition, the Board considered the performance of the Fund against various performance benchmarks for periods ended March 31, 2013. The Board also considered information provided by the Advisor regarding its ongoing efforts to enhance investment results both with respect to the Fund and generally with respect to all of the Munder Funds.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund supported approval of the continuance of the Advisory Agreement.

(c) The costs of the services to be provided and profits expected to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the

39

Munder International Fund — Core Equity

Notes to Financial Statements, Unaudited June 30, 2013 (continued)

costs of and profits realized by the Advisor in 2012, and projections by the Advisor as to the expected costs of and profits expected to be realized by the Advisor over the 12 months ending on December 31, 2013, with respect to all services provided by the Advisor to the Fund, based on certain assumptions disclosed to the Board. The Board also noted that the Advisor had agreed to continue the contractual expense limitations in place for the Fund. The Board considered the costs relating to the Advisor’s services in light of the Fund’s performance. Based on these facts, the Board concluded that the profits that are expected to be realized by the Advisor with respect to the Fund were not unreasonable in light of the costs relating to the services that the Advisor provides to the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years, and on an ongoing basis, to review the advisory and other fees and expenses of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (by reducing its contractual advisory fees, through the implementation of contractual breakpoints or through the implementation of contractual waivers) in an overall effort to reduce the total operating expenses of the Munder Funds. The Board also considered that the Advisor had implemented contractual advisory fee breakpoints, reductions in contractual advisory fees or contractual advisory fee waivers with respect to certain of the Munder Funds in recent years. The Board also noted the contractual breakpoint in the advisory fee schedule for the Fund. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders in the future.

In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its significant efforts in recent years to renegotiate contracts with other service providers for the Funds in order to (i) enhance and/or clarify the services to be provided to the Munder Funds and (ii) reduce the total operating expense ratios of the Munder Funds. In particular, the Board considered the Advisor’s negotiation (for the benefit of the Munder Funds) of a reduction in the transfer agency fees effective beginning in June 2011.

Based on these facts and considerations, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range

40

Munder International Fund — Core Equity

Notes to Financial Statements, Unaudited June 30, 2013 (continued)

comparable to the Fund’s average assets). In addition, the Board received separate information generated from Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, which compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers. The Board considered information from a third-party consultant (which the Board had engaged in connection with prior evaluations of the Munder Funds’ fees) as to the methodology established for analyzing the reasonableness of advisory fees. The Board was advised that as of December 31, 2012, the Advisor had no other investment advisory clients that had investment objectives and strategies that were substantially similar to those of the Fund.

The Board also considered the Fund’s total operating expense ratio (on both a gross and net basis) in comparison to those of a small group of funds in the same Morningstar category as the Fund and with average assets comparable to the Fund, and the Fund’s total operating expense ratio on a gross basis (and certain components of the total operating expense ratio) in comparison to a larger group of funds in the same Morningstar category as the Fund. In light of fees charged to other funds in the Fund’s Morningstar category, the Board noted that certain contractual expense limitations and/or fee waiver arrangements were currently in place to maintain a competitive cost structure.

Based on these considerations and comparisons, the Board concluded that the current advisory fee and total expense ratio of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor from its relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that consultants and potential institutional separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor might obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, while money managers may benefit from the use of “soft dollars” obtained from broker-dealers through the payment of commissions on trades in client accounts, the Advisor limits soft dollar usage to research and brokerage products and services that the Advisor believes are permitted under the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934. Based on these facts and considerations, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

Based upon its thorough review and evaluation of the information requested and provided and the factors and issues addressed above, among others, and following discussion and having reached certain conclusions, as discussed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2013.

41

Munder International Fund — Core Equity

Notes to Financial Statements, Unaudited June 30, 2013 (continued)

16.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds as of June 30, 2013, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 65	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	Chairman, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 9/11); President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (12/05 to 9/11).	10	NVR, Inc. (homebuilding and mortgage banking) (since 12/11); Chesapeake Lodging Trust (real estate investment trust) (since 1/10); DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 66	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	10	None

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 75	Trustee	Indefinite; since 11/89	Retired (since 7/09); Vice President, Macomb Community College (7/01-6/09); Dean, Macomb Community College (9/97-6/09).	10	None

42

Munder International Fund — Core Equity

Notes to Financial Statements, Unaudited June 30, 2013 (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 64	Trustee	Indefinite; since 2/03	President, Business Roundtable (association of business chief executive officers) (since 1/11); President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (10/04-1/11).	10	K12, Inc. (provider of online education) (since 11/12); Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Delta Airlines (10/08 to 7/12); Northwest Airlines (4/03 to 10/08).

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 54	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05).	10	Masco Corporation (manufacturer of home improvement and building products) (since 12/06); Taubman Centers, Inc. (real estate investment trust) (since 1/97).

Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 74	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	10	CMS Energy Corporation (utility company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” as defined under the 1940 Act. Mr. Monahan beneficially owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., a sub-advisor to a separate series of MST. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

43

Munder International Fund — Core Equity

Notes to Financial Statements, Unaudited June 30, 2013 (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Officers

James V. FitzGerald 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 53	President and Principal Executive Officer	through 2/14; since 1/10	President and Chief Operating Officer of Munder Capital Management (investment advisor) (since 1/10); Director, Munder Capital Holdings, LLC (investment advisor holding company) (since 1/10); President and Chief Operating Officer of Integrity Asset Management, LLC (investment advisor) (since 6/12); President and Chief Operating Officer of Pierce Street Advisors, LLC (investment advisor) (since 1/10); President of Munder Capital Management (6/09 to 1/10); Managing Director, Distribution and Chief Marketing Officer of Munder Capital Management (6/07 to 6/09).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 55	Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer	through 2/14; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Integrity Asset Management, LLC (investment advisor) (since 6/12); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF Offshore Fund Ltd. (since 5/09).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 47	Vice President and Principal Financial Officer	through 2/14; since 2/01	Managing Director and Chief Financial Officer of Munder Capital Management (investment advisor) (since 9/08); Managing Director, Chief Financial Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 9/08); Managing Director and Chief Financial Officer of Integrity Asset Management, LLC (investment advisor) (since 6/12); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Management (6/07 to 9/08); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (12/06 to 9/08).

David W. Rumph 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 41	Treasurer and Principal Accounting Officer	through 2/14; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08).

Bradford E. Smith 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 41	Assistant Treasurer	through 2/14; since 5/00	Director of Operations of Munder Capital Management (investment advisor) (since 5/10); Director of Mutual Fund Operations of Munder Capital Management (investment advisor) (3/01 to 5/10).

44

Munder International Fund — Core Equity

Notes to Financial Statements, Unaudited June 30, 2013 (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years

Kevin R. Kuhl 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 37	Assistant Treasurer	through 2/14; since 8/04	Director, Accounting of Munder Capital Management (investment advisor) (since 7/08); Manager of Mutual Fund Administration of Munder Capital Management (1/08 to 07/08).

Mary Ann C. Shumaker 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 58	Assistant Secretary	through 2/14; since 8/99	Associate General Counsel and Assistant Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Assistant Secretary of Munder Capital Management (investment advisor) (since 2/05); Associate General Counsel of Munder Capital Management (since 3/98); Associate General Counsel and Assistant Secretary of Integrity Asset Management, LLC (investment advisor) (since 6/12).

Amy D. Eisenbeis 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 48	Assistant Secretary	through 2/14; since 2/05	Associate General Counsel of Munder Capital Management (investment advisor) (since 10/04).

Francine S. Hayes One Lincoln Street Boston, MA 02111 Age 45	Assistant Secretary	through 2/14; since 5/10	Vice President and Managing Counsel of State Street Bank and Trust Company (since 2004).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

45

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman

John Rakolta, Jr., Vice Chairman

Joseph E. Champagne

John Engler

Michael T. Monahan

Lisa A. Payne

OFFICERS

James V. FitzGerald, President and Principal Executive Officer

Peter K. Hoglund, Vice President and Principal Financial Officer

Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer

David W. Rumph, Treasurer and Principal Accounting Officer

Amy D. Eisenbeis, Assistant Secretary

Francine S. Hayes, Assistant Secretary

Mary Ann C. Shumaker, Assistant Secretary

Kevin R. Kuhl, Assistant Treasurer

Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management

Munder Capital Center

480 Pierce Street

Birmingham, MI 48009

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

LEGAL COUNSEL

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

ANNIFCE613

ANNUAL REPORT

June 30, 2013

Munder International

Small-Cap Fund

Class Y, A, C, I & R6 Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/ edelivery

The Munder Funds® Letter to Shareholders

DEAR SHAREHOLDERS:

As 2012 yielded to the new year, the situation was this: the recent Presidential election was over, the “fiscal cliff” was in the rearview mirror, Washington remained mired in gridlock, economic growth was positive but spotty, concerns over sovereign debt remained high, the yield on 10-year Treasury notes was historically low (and poised to go lower) and prognosticators were mixed on their 2013 views. In short, there were a lot of mixed messages in the markets. Therefore, the exceptionally strong domestic equity market rally that began in January and ran through mid-June presented a welcome, but at times confusing, surprise. In the U.S., appetite for risk was clearly increasing, as evidenced by robust U.S. equity returns. In particular, the demand for yield led investors to U.S. dividend paying stocks. Corporate earnings were solid if not spectacular, with the S&P 500® Index, a measure of the large-capitalization sector of the U.S. stock market, on track to deliver record profits. All global markets were buoyed by the continued policy of quantitative easing by the Federal Reserve. Sovereign debt drama receded, and by late spring, the floral scent of optimism blew through Wall Street. Then, investors were introduced to a new, and apparently terrifying, term –“tapering”. When the Chairman of the Board of Governors of the Federal Reserve System announced its decision to begin the long process of reducing the historic monetary stimulus, the markets reacted quickly and negatively. From Mr. Bernanke’s press conference on June 19 through June 30, 2013, the S&P 500® declined 2.70% and the yield on 10-year Treasury notes spiked by as much as 100 basis points. Headlines and pundits heralded the beginning of the end, despite the Fed’s comments that the process would be very long and would not begin anytime soon, and certainly not until economic improvement supported such a move. In any event, a perfectly lovely market rally hit a speed bump as the sun set on the second quarter.

Despite the roiling markets in the last two weeks of June, the strong markets preceding the Fed’s announcement provided a cushion to investors, as year-to-date and twelve-month returns ended June 30, 2013 were impressive. For the six months and twelve months ended June 30, the S&P 500® was up 13.82% and 20.60%, respectively. Mid-cap and small-cap stocks continued to outperform their larger-cap cousins. The Russell Midcap® Index, a measure of the mid-cap segment of the U.S. equity universe, was up 15.45% and 25.41% for the six and twelve months ended June 30, and the Russell 2000® Index, a measure of the small-cap segment of the U.S. equity universe, returned 15.86% and 24.21% for the six and twelve months ended June 30.

Following strong outperformance relative to domestic equities in the fourth quarter of 2012, international equities significantly underperformed their domestic rivals for the six months ended June 30, 2013. The MSCI EAFE Index (net dividends), a measure of developed equity markets excluding the U.S. and Canada, returned a relatively paltry 4.10% for the six-month period, bringing its twelve-month return to 18.62%, well below U.S. equities. Emerging markets were hit even harder, with the MSCI Emerging Markets Index falling deep into negative territory (-9.40%) for the six months ended June 30, resulting in a return of 3.23% for the twelve months ended June 30, 2013. With the continued globalization of business, we view this underperformance as an opportunity for investors to make certain they have a well diversified asset allocation to enhance risk adjusted returns.

A couple of unconnected drivers drove fixed income returns to negative territory. First, as investors’ appetite for risk increased, investors rotated out of less risky fixed income securities into equities, placing selling pressure on fixed income values. Then, as the fixed income safe haven was beginning to feel unloved by the investing public, the Fed introduced the blasted “tapering” concept, raising the specter of higher rates, which also worked to erode fixed income returns. To wit, the Barclays U.S. Aggregate Bond Index, a measure of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, returned -2.44% for the six months ended June 30, and -0.69% for the twelve months ended June 30, 2013.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, I encourage you to contact your financial advisor. You may also contact the Funds at 1-800-468-6337 or through our website at www.munder.com. My colleagues and I sincerely appreciate the confidence you have placed in the Munder Funds and we value the opportunity to help you meet your investment goals.

Very Truly Yours,

James FitzGerald

President and Principal Executive Officer, The Munder Funds

President, Munder Capital Management

ii	Performance History
iv	Management’s Discussion of Fund Performance
viii	Shareholder Fee Example

1	Portfolio of Investments
10	Statement of Assets and Liabilities
12	Statement of Operations
13	Statements of Changes in Net Assets
14	Statements of Changes in Net Assets — Capital Stock Activity
16	Financial Highlights
21	Notes to Financial Statements
31	Report of Independent Registered Public Accounting Firm
32	Notes to Financial Statements — Unaudited

Risks:    Investors should note that investments in foreign securities involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards. A substantial portion of the Fund’s assets is invested in securities of Japanese and U.K. issuers; therefore, adverse market conditions impacting those countries may have a more pronounced effect on the Fund. Smaller company stocks are more volatile and less liquid than larger, more established company securities.

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus and summary prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus and summary prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

Munder Funds distributed through Funds Distributor, LLC.

i

Performance History (Unaudited)

The line graph represents the performance of the Fund’s Class Y Shares. Due to differing sales charges and expenses, performance of classes not shown in the graph will differ. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

GROWTH OF AN ASSUMED $10,000 INVESTMENT SINCE INCEPTION(1) THROUGH 6/30/13

Class (Inception Date)	With Load			Without Load	S&P® Developed ex-U.S. SmallCap Index
CLASS Y (8/17/07)	$	N/A		$9,534	$10,419
CLASS A (8/17/07)		$8,900	(2)	$9,416	$10,419
CLASS C (8/17/07)		N/A		$9,004	$10,419
CLASS I (8/17/07)		N/A		$9,694	$10,419
CLASS R6 (6/1/12)		N/A		$13,505	$12,592

ii

AVERAGE ANNUAL TOTAL RETURNS (AS OF 6/30/13)

Class (Inception Date)	One Year w/load		One Year w/out load	Five Year w/load		Five Year w/out load	Since Inception w/load		Since Inception w/out load
CLASS Y (8/17/07)	N/A		25.77%	N/A		1.75%	N/A		(0.81)%
CLASS A (8/17/07)	18.55%	(2)	25.49%	0.37%	(2)	1.52%	(1.96)%	(2)	(1.02)%
CLASS C (8/17/07)	23.57%	(3)	24.57%	N/A		0.75%	N/A		(1.77)%
CLASS I (8/17/07)	N/A		26.13%	N/A		2.00%	N/A		(0.53)%
CLASS R6 (6/1/12)	N/A		26.03%	N/A		N/A	N/A		32.00%

(1)	Amounts represent the growth of a $10,000 investment since inception of the share class.
(2)	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.
(3)	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, for Class Y, A, C, and I Shares during the fiscal year ended 6/30/12 the gross expense ratios were 1.63%, 1.87%, 2.68% and 1.27%, respectively, and the gross expense ratio for Class R6 Shares was estimated to be 1.25%. As identified in the current Fund prospectus, for Class Y, A, C, I and R6 Shares the net expense ratios were 1.10%, 1.35%, 2.10%, 0.95% and 1.10%, respectively. Munder Capital Management has contractually agreed to limit certain expenses of the Fund’s Class Y, A, C, I and R6 Shares through at least 10/31/14. Munder Capital Management also has contractually agreed to waive a portion of the investment advisory fee for all Classes through at least 10/31/14. Expense ratios for the fiscal year ended 6/30/13 are included in this Annual Report in the Financial Highlights. Munder Capital Management reimbursed certain expenses of the Fund’s Class Y, A, C and I Shares during the 2007-2013 calendar years and reimbursed certain expenses of the Fund’s Class R6 Shares during the 2012-2013 calendar years. Total returns would have been lower if Munder Capital Management had not limited expenses during those periods.

iii

Management’s Discussion of Fund Performance (Unaudited)

INVESTMENT PROCESS HIGHLIGHTS

The Munder International Small-Cap Fund’s management team seeks to provide long-term growth of capital in the Fund by investing primarily in equity securities of small-capitalization companies in countries represented in the S&P® Developed ex-U.S. SmallCap Index. The team selects stocks using a blend of fundamental research and quantitative analysis, focusing on both positive business momentum and favorable valuation. The team uses risk controls to help avoid unintended risk and highlight security selection as a key part of the overall construction of the Fund. The Fund’s investment allocation to countries and sectors tends to closely approximate the country and sector allocations of the S&P® Developed ex-U.S. SmallCap Index. To ensure a diversified geographic portfolio, the Fund invests in a minimum of ten countries.

The management team’s investment approach is designed to achieve consistent long-term returns across the full breadth of market conditions and economic cycles. The focus of its investment process is on security selection and risk management. The team believes this is the best way to position the Fund to achieve an optimal balance between potential reward and investment risk over a complete market cycle.

INVESTING ENVIRONMENT

International markets rose in the year ended June 30, 2013, as continued accommodative policy around the world boosted investor confidence. Denmark was one of the best performing countries as its market rose 55.6%. The country’s unemployment rate has remained low for several months and the Danish Central Bank has been diligent in defending the Krone’s peg to the euro. Despite an over 24% drop in the yen versus the U.S. dollar, Japan rose 14.7%. Japanese consumer confidence has shown a marked improvement since the Abe (the current prime minister of Japan) administration has called for near-term stimulus in order to end deflation and boost growth. Nine of the ten economic sectors registered positive returns for the year ended June 30, 2013, with several sectors over 20%. Consumer discretionary was the top performing sector as it rose 32.8%, reflective of the improved consumer sentiment in both Europe and Japan. Materials stocks fell 5.8% as the price of most commodities fell. The Fund remained focused on stock selection while adhering to the management team’s strict country and sector risk controls. The Fund’s bias to companies with improving business momentum relative to peers was beneficial toward performance.

iv

COUNTRY ALLOCATION*
United Kingdom	20.2%
Japan	20.2%
Canada	8.2%
Germany	7.5%
Australia	5.8%
Switzerland	5.8%
France	5.6%
South Korea	3.9%
Italy	3.2%
Spain	2.2%
Norway	2.2%
Other	15.2%

TOTAL	100.0%

As a percentage of net assets as of 6/30/13.

* Country classification is based on the country classification assigned within the Fund’s benchmark and does not include exposure through holdings of foreign currencies.

PERFORMANCE DISCUSSION

During the twelve-month period ended June 30, 2013, the Fund returned 25.77%, outperforming the S&P® Developed ex-U.S. SmallCap Index, which returned 18.54% over the same period.

Notable contributors to the Fund’s performance during the past year included: easyJet PLC, a provider of passenger airline and carrier services; Duerr AG, a supplier of products, systems and services for automobile manufacturing; Howden Joinery Group PLC, which is engaged in the sale of kitchens and joinery products; Barratt Developments PLC, which builds residential and non residential properties; and Ashtead Group PLC, a provider of equipment rental services.

Notable detractors to the Fund’s performance during the past year included: Boart Longyear Ltd., which manufactures industrial drilling products and provides drilling services; Allot Communications Ltd., which develops network traffic management software and solutions; St. Barbara Ltd., which explores for and produces gold; Ausdrill Ltd., which provides drilling and blasting services; and AuRico Gold Inc., which explores for gold and silver.

FUND CHANGES

The Fund’s management team identified several new investment opportunities for the Fund during the period, including: Element Financial Corp., which offers lease financing services; Freenet AG, a provider of internet and telecommunication services in Germany; Mandom Corp., a manufacturer and marketer of cosmetic products; Sawai Pharmaceutical Co. Ltd., a prescription and generic drug manufacturer and developer; and TUI AG, which offers tourism and logistics services and manufacturers building materials.

The team funded these positions in part by selling the Fund’s positions in: Atea, a supplier of information technology infrastructure; Booker Group, a wholesaler of grocery products; Dollarama Inc., a provider of general merchandise through discount retail stores; Sydbank, which offers commercial and consumer banking services; and TalkTalk Telecom, which provides telecommunication services.

v

The Fund’s performance contained in the Management’s Discussion of Fund Performance is based on Class Y Shares of the Fund. Performance of the other classes of shares will differ. Management’s Discussion of Fund Performance presents information about the Fund’s holdings that are believed to be accurate, and the views of the portfolio managers, as of June 30, 2013. The Fund’s holdings, the information about the Fund’s holdings and the views of the portfolio managers may change, and the Fund disclaims any obligation to advise shareholders of any such changes. Discussions regarding specific holdings are for illustration only and are not intended as recommendations to purchase or sell individual stocks. A complete list of Fund holdings as of June 30, 2013 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

The S&P® Developed ex-U.S. SmallCap Index consists of the stocks representing the lowest 15% of float-adjusted market capitalization in each country other than the U.S. represented in the S&P® Developed Broad Market Index (BMI). The S&P® Developed BMI includes all listed shares of companies from 26 developed countries with float-adjusted market capitalizations of at least US$100 million and annual trading value of at least US$50 million. Index performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

vi

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vii

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2013 through June 30, 2013.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

viii

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Period(1),(2) 1/1/13-6/30/13	Annualized Expense Ratio
Actual
Class Y	$1,000.00	$1,081.40	$7.23	1.40%
Class A	$1,000.00	$1,080.20	$8.41	1.63%
Class C	$1,000.00	$1,076.40	$12.00	2.33%
Class I	$1,000.00	$1,083.60	$5.94	1.15%
Class R6	$1,000.00	$1,083.20	$6.25	1.21%
Hypothetical
Class Y	$1,000.00	$1,017.85	$7.00	1.40%
Class A	$1,000.00	$1,016.71	$8.15	1.63%
Class C	$1,000.00	$1,013.24	$11.63	2.33%
Class I	$1,000.00	$1,018.79	$5.76	1.15%
Class R6	$1,000.00	$1,019.09	$6.06	1.21%

(1)	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).
(2)	Effective 6/1/13, Munder Capital Management contractually agreed to waive fees or reimburse certain expenses of the Fund to the extent necessary to maintain the Fund’s total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) at 1.10% for Class Y Shares, 1.35% for Class A Shares, 2.10% for Class C Shares, 0.95% for Class I Shares and 1.10% for Class R6 Shares. If this arrangement had been in place during the entire one-half year period ended 6/30/13, expenses paid on an actual $1,000 investment during the period would have been $5.68, $6.96, $10.81, $4.91 and $5.68 for Class Y, Class A, Class C, Class I and Class R6 Shares, respectively, and expenses paid on a hypothetical $1,000 investment with a 5% rate of return before expenses during the period would have been $5.51, $6.67, $10.49, $4.76 and $5.51 for Class Y, Class A, Class C, Class I and Class R6 Shares, respectively.

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

ix

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x

Munder International Small-Cap Fund

Portfolio of Investments, June 30, 2013

Shares		Value(a)

COMMON STOCKS — 97.5%
Australia — 5.8%
291,244	Ausdrill Ltd	$229,067
728,511	Beach Energy Ltd	756,205
94,560	carsales.com Ltd	815,505
205,595	Challenger Ltd	753,988
1,089,276	Commonwealth Property Office Fund	1,095,817
223,411	FlexiGroup Ltd	890,837
69,186	Flight Centre Ltd	2,488,569
192,382	iiNET Ltd	1,090,846
78,886	Mineral Resources Ltd	595,198
1,017,456	Mount Gibson Iron Ltd	432,689
238,283	Primary Health Care Ltd	1,041,666
354,838	RCR Tomlinson Ltd	749,634
400,810	Seven West Media Ltd	696,465
606,983	Spark Infrastructure Group	963,127
562,800	St Barbara Ltd †	231,619
370,538	TPG Telecom Ltd	1,192,842

		14,024,074

Austria — 0.6%
11,393	Flughafen Wien AG	651,320
24,427	RHI AG	850,527

		1,501,847

Belgium — 0.9%
11,199	Barco NV	906,263
9,917	Kinepolis Group NV	1,318,341

		2,224,604

Canada — 8.2%
201,553	Argonaut Gold Inc †	1,090,460
16,154	Astral Media Inc, Class A	767,380
19,670	Atco Ltd/Canada, Class I	811,525
277,808	Bankers Petroleum Ltd †	689,435
57,053	Black Diamond Group Ltd	1,212,451
18,443	Bonterra Energy Corp	867,349
48,305	Canadian Apartment Properties REIT	1,040,323
77,613	Canfor Corp †	1,372,636
85,572	Element Financial Corp †	973,944
340,661	Essential Energy Services Ltd	842,178
40,562	Gluskin Sheff + Associates Inc	750,534
181,286	Gran Tierra Energy Inc †	1,106,643
18,358	Home Capital Group Inc	969,307

See Notes to Financial Statements.

1

Munder International Small-Cap Fund

Portfolio of Investments, June 30, 2013 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Canada (Continued)
20,609	Methanex Corp	$882,795
207,972	Nevsun Resources Ltd	614,998
264,412	OceanaGold Corp †	326,838
47,391	Parkland Fuel Corp	772,351
28,087	ShawCor Ltd	1,109,913
64,790	Sierra Wireless Inc †,(b)	829,312
29,296	Stantec Inc	1,236,800
38,861	TransForce Inc	759,336
81,117	Whitecap Resources Inc	842,253

		19,868,761

Denmark — 2.0%
40,513	GN Store Nord A/S	765,704
31,854	Jyske Bank A/S †	1,200,758
53,597	Pandora A/S	1,816,467
41,259	Topdanmark A/S †	1,051,258

		4,834,187

Finland — 2.0%
81,209	Huhtamaki OYJ	1,508,420
251,563	Sponda OYJ	1,185,357
40,167	Tieto OYJ	763,860
63,739	Tikkurila Oyj	1,439,457

		4,897,094

France — 5.6%
25,165	AtoS	1,867,747
46,986	Etablissements Maurel et Prom	698,745
12,861	Fonciere Des Regions	964,923
4,519	Iliad SA	977,320
15,540	Imerys SA	952,216
30,705	Ingenico	2,046,318
44,477	Medica SA †	798,930
46,798	Metropole Television SA	753,818
40,111	Teleperformance	1,930,743
104,415	UBISOFT Entertainment †	1,367,272
18,740	Valeo SA	1,177,812

		13,535,844

Germany — 6.8%
83,167	Alstria Office REIT-AG †	909,444
14,746	Aurubis AG	790,990

See Notes to Financial Statements.

2

Shares		Value(a)

Germany (Continued)
16,565	Bilfinger SE	$1,525,499
27,004	Deutsche Euroshop AG	1,074,703
60,549	Duerr AG	3,653,403
77,014	Freenet AG †	1,682,115
26,047	GEA Group AG	923,208
19,168	Hannover Rueckversicherung SE	1,380,235
112,945	Infineon Technologies AG	945,305
220,821	QSC AG	799,060
92,539	SAF-Holland SA †	883,766
25,672	Stada Arzneimittel AG	1,105,065
69,980	TUI AG †	831,920

		16,504,713

Hong Kong — 1.6%
212,400	Dah Sing Financial Holdings Ltd	851,676
363,857	Great Eagle Holdings Ltd	1,388,615
411,000	Techtronic Industries Co	987,750
800,000	Towngas China Co Ltd	796,282

		4,024,323

Ireland — 1.3%
141,602	C&C Group PLC	766,755
212,489	Kentz Corp Ltd	1,211,944
230,805	United Drug PLC	1,088,233

		3,066,932

Italy — 3.2%
120,786	Banca Generali SpA	2,603,580
75,487	Brembo SpA	1,347,112
217,823	Credito Emiliano SpA	1,033,180
59,014	Gtech Spa	1,477,163
111,852	Recordati SpA	1,241,173

		7,702,208

Japan — 20.2%
31,800	Avex Group Holdings Inc	1,001,966
59,300	Century Tokyo Leasing Corp	1,543,785
49,600	Chiyoda Co Ltd	1,269,756
183	Daiwahouse Residential Investment Corp	731,594
270,187	Ebara Corp	1,446,555
34,300	Izumi Co Ltd	926,494
162,000	Japan Aviation Electronics Industry Ltd	1,568,058
96,000	Kagoshima Bank Ltd/The	610,768

See Notes to Financial Statements.

3

Munder International Small-Cap Fund

Portfolio of Investments, June 30, 2013 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Japan (Continued)
22,700	Kintetsu World Express Inc	$909,785
117,200	Kyowa Exeo Corp	1,318,766
31,500	Mandom Corp	1,048,094
96,500	Matsui Securities Co Ltd	855,248
177,000	Nichirei Corp	917,302
43,700	Nihon Kohden Corp	1,669,923
75,000	Nippon Paint Co Ltd	904,416
63,700	Noritz Corp	1,105,983
1,033	Orix JREIT Inc	1,182,149
21,300	Pigeon Corp	1,696,612
17,800	Relo Holdings Inc	879,411
26,900	Ryohin Keikaku Co Ltd	2,207,764
94,000	San-In Godo Bank Ltd/The	697,560
313,000	Sanwa Holdings Corp	1,688,395
9,600	Sawai Pharmaceutical Co Ltd	1,147,005
57,600	SCSK Corp	1,109,256
86,000	Seino Holdings Co Ltd	754,386
165,000	Shiga Bank Ltd/The	846,794
48,200	Ship Healthcare Holdings Inc	1,773,846
46,600	Sohgo Security Services Co Ltd	843,386
137,600	Sumitomo Forestry Co Ltd	1,673,176
421,000	Sumitomo Osaka Cement Co Ltd	1,341,359
77,400	Taikisha Ltd	1,904,174
63,100	Tokai Rika Co Ltd	1,259,710
70,300	Tokyo Ohka Kogyo Co Ltd	1,616,092
59,900	Tokyo Seimitsu Co Ltd	1,334,131
28,700	TS Tech Co Ltd	911,525
181,000	Tsubakimoto Chain Co	1,069,429
30,900	Tsuruha Holdings Inc	2,925,499
59,600	TV Asahi Corp	1,289,591
104,800	Wacom Co Ltd	1,154,934

		49,134,677

Netherlands — 1.1%
81,976	Aalberts Industries NV	1,832,108
44,620	AerCap Holdings NV †	779,065

		2,611,173

New Zealand — 0.3%
363,730	Kathmandu Holdings Ltd	713,137

See Notes to Financial Statements.

4

Shares		Value(a)

Norway — 2.2%
320,987	BWG Homes ASA †	$713,381
899,535	Dolphin Group AS †	888,525
30,723	Leroy Seafood Group ASA	854,772
22,304	Norwegian Air Shuttle AS †	974,504
683,594	Polarcus Ltd †	557,062
182,594	SpareBank 1 SMN	1,397,783

		5,386,027

Singapore — 1.7%
563,000	CWT Ltd	635,179
725,000	OSIM International Ltd	1,123,965
1,275,000	Starhill Global REIT	850,000
883,000	Vard Holdings Ltd	759,345
3,355,000	Yongnam Holdings Ltd	913,195

		4,281,684

South Korea — 3.9%
22,980	CJ CGV Co Ltd	1,006,085
26,300	Daesang Corp	716,195
8,060	GS Home Shopping Inc	1,669,095
53,270	Iljin Display Co Ltd	760,300
21,890	KT Skylife Co Ltd	722,607
18,750	Mirae Asset Securities Co Ltd	685,445
97,033	Partron Co Ltd	1,580,328
38,720	Soulbrain Co Ltd	1,478,212
39,631	Sung Kwang Bend Co Ltd	912,653

		9,530,920

Spain — 2.2%
23,821	Bolsas y Mercados Espanoles SA	583,389
182,332	Distribuidora Internacional de Alimentacion SA	1,378,901
105,159	Jazztel PLC †	817,175
39,465	Obrascon Huarte Lain SA	1,343,315
23,899	Red Electrica Corp SA	1,314,318

		5,437,098

Sweden — 1.9%
169,664	Fastighets AB Balder, B Shares †	1,227,048
12,532	Hexpol AB	816,642
45,261	Intrum Justitia AB	928,019
69,672	Trelleborg AB, B Shares	1,046,207
49,236	Wihlborgs Fastigheter AB	730,526

		4,748,442

See Notes to Financial Statements.

5

Munder International Small-Cap Fund

Portfolio of Investments, June 30, 2013 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Switzerland — 5.8%
27,238	Actelion Ltd †	$1,640,826
35,744	AFG Arbonia-Forster Holding AG †	983,901
24,933	Aryzta AG †	1,401,665
6,363	Bucher Industries AG	1,524,479
77,759	GAM Holding AG †	1,193,696
671	Givaudan SA †	865,967
2,016	Helvetia Holding AG	814,254
2,541	Inficon Holding AG †	753,920
2,174	Kuoni Reisen Holding AG †	685,309
144,529	OC Oerlikon Corp AG †	1,713,752
5,859	Schindler Holding AG, Participation Certificates	816,309
10,809	Swiss Life Holding AG †	1,757,729

		14,151,807

United Kingdom — 20.2%
407,858	Aberdeen Asset Management PLC	2,374,629
339,623	Ashtead Group PLC	3,334,327
54,450	Babcock International Group PLC	913,457
594,403	Barratt Developments PLC †,(b)	2,798,961
335,429	Beazley PLC	1,173,392
117,979	Berendsen PLC	1,335,932
182,787	Bodycote PLC	1,456,771
98,434	CSR PLC	806,954
323,736	DS Smith PLC	1,218,163
167,259	easyJet PLC	3,296,927
368,274	EnQuest PLC †	662,069
323,533	GKN PLC	1,482,629
96,482	Halma PLC	738,857
57,137	Hikma Pharmaceuticals PLC	826,443
818,461	Howden Joinery Group PLC	3,154,419
231,979	Inchcape PLC	1,767,670
158,468	International Personal Finance PLC	1,202,699
1,037,101	ITV PLC	2,209,907
71,392	Keller Group PLC	1,076,064
104,119	Lancashire Holdings Ltd	1,254,209
400,472	Marston’s PLC	855,782
178,183	Mondi PLC	2,216,840
378,038	Moneysupermarket.com Group PLC	1,101,655
271,274	Pace PLC	998,065
364,322	Paragon Group of Cos PLC	1,697,810
92,937	Savills PLC	807,123

See Notes to Financial Statements.

6

Shares		Value(a)

United Kingdom (Continued)
441,581	Senior PLC	$1,681,743
145,899	Soco International PLC †	775,114
227,102	Stagecoach Group PLC	1,089,080
57,630	Synergy Health PLC	988,718
350,023	Synthomer PLC	1,022,145
82,690	Tate & Lyle PLC	1,036,952
129,732	Unite Group PLC	714,481
24,146	Whitbread PLC	1,122,311

		49,192,298

TOTAL COMMON STOCKS
(Cost $184,593,783)		237,371,850

PREFERRED STOCK — 0.7%
(Cost $936,920)
Germany — 0.7%
11,429	Draegerwerk AG & Co KGaA	1,566,501

INVESTMENT COMPANY — 1.0%
(Cost $2,398,987)
2,398,987	State Street Institutional U.S. Government Money Market Fund (a)	2,398,987

TOTAL INVESTMENTS
(Cost $187,929,690)	99.2%	241,337,338
OTHER ASSETS AND LIABILITIES (Net)	0.8	2,053,642

NET ASSETS	100.0%	$243,390,980

†	Non-income producing security.

(a)	As of June 30, 2013, the values of securities of the Fund were determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

(b)	Security, or a portion thereof, is pledged or designated on the Fund’s books as collateral for futures contracts.

ABBREVIATION:
REIT	—	Real Estate Investment Trust

See Notes to Financial Statements.

7

Munder International Small-Cap Fund

Portfolio of Investments, June 30, 2013 (continued)

At June 30, 2013, industry diversification of the Fund was as follows:

	% of Net Assets	Value
COMMON STOCKS:
Machinery	7.4%	$17,923,309
Media	4.0	9,766,160
Chemicals	3.7	9,025,726
Construction & Engineering	3.6	8,746,159
Capital Markets	3.5	8,463,132
Real Estate Management & Development	3.3	8,007,264
Electronic Equipment, Instruments & Components	3.1	7,593,744
Hotels, Restaurants & Leisure	3.1	7,461,054
Insurance	3.0	7,431,077
Commercial Services & Supplies	3.0	7,353,942
Oil, Gas & Consumable Fuels	2.9	7,170,164
Auto Components	2.9	7,062,554
Real Estate Investment Trusts (REITs)	2.8	6,774,250
Commercial Banks	2.7	6,638,519
Specialty Retail	2.6	6,261,277
Household Durables	2.5	6,173,268
Health Care Providers & Services	2.3	5,691,393
Food Products	2.0	4,926,886
Diversified Telecommunication Services	2.0	4,877,243
Building Products	1.9	4,690,932
Pharmaceuticals	1.8	4,319,686
Food & Staples Retailing	1.8	4,304,400
Airlines	1.8	4,271,431
Trading Companies & Distributors	1.7	4,113,392
Diversified Financial Services	1.6	3,855,106
Semiconductors & Semiconductor Equipment	1.6	3,846,690
Information Technology Services	1.6	3,740,863
Paper & Forest Products	1.5	3,589,476
Metals & Mining	1.4	3,487,594
Energy Equipment & Services	1.4	3,397,678
Professional Services	1.3	3,167,543
Construction Materials	1.3	3,144,102
Multiline Retail	1.3	3,134,258
Containers & Packaging	1.1	2,726,583
Thrifts & Mortgage Finance	1.1	2,667,117
Road & Rail	1.1	2,602,802
Health Care Equipment & Supplies	1.0	2,435,627
Electric Utilities	0.9	2,277,445
Consumer Finance	0.9	2,093,536
Internet Software & Services	0.8	1,917,160
Communications Equipment	0.7	1,827,377

See Notes to Financial Statements.

8

	% of Net Assets	Value
COMMON STOCKS (Continued)
Textiles, Apparel & Luxury Goods	0.7%	$1,816,467
Distributors	0.7	1,767,670
Household Products	0.7	1,696,612
Wireless Telecommunication Services	0.7	1,682,115
Internet & Catalog Retail	0.7	1,669,095
Biotechnology	0.7	1,640,826
Air Freight & Logistics	0.6	1,544,964
Software	0.6	1,367,272
Computers & Peripherals	0.5	1,154,934
Personal Products	0.4	1,048,094
Multi-Utilities	0.3	811,525
Gas Utilities	0.3	796,282
Beverages	0.3	766,755
Transportation Infrastructure	0.3	651,320

TOTAL COMMON STOCKS	97.5	237,371,850
PREFERRED STOCKS:
Health Care Equipment & Supplies	0.7	1,566,501
INVESTMENT COMPANY	1.0	2,398,987

TOTAL INVESTMENTS	99.2	241,337,338
OTHER ASSETS AND LIABILITIES (Net)	0.8	2,053,642

NET ASSETS	100.0%	$243,390,980

See Notes to Financial Statements.

9

Munder International Small-Cap Fund

Statement of Assets and Liabilities, June 30, 2013

ASSETS:
Investments, at value (see accompanying schedule)	$241,337,338
Foreign currency, at value	3,088,436
Dividends and interest receivable	603,020
Receivable from Advisor	156,076
Receivable for investment securities sold	1,187,977
Receivable for Fund shares sold	277,942
Deposits with brokers for futures contracts	118,800
Prepaid expenses and other assets	91,733

Total Assets	246,861,322

LIABILITIES:
Payable for investment securities purchased	2,284,380
Payable for Fund shares redeemed	770,183
Investment advisory fees payable	181,700
Transfer agency/record keeping fees payable	92,750
Trustees’ fees and expenses payable	35,410
Administration fees payable	28,546
Custody fees payable	23,901
Variation margin payable on open futures contracts	4,050
Distribution and shareholder servicing fees payable — Class A Shares	1,325
Accrued expenses and other payables	48,097

Total Liabilities	3,470,342

NET ASSETS	$243,390,980

Investments, at cost	$187,929,690

Foreign currency, at cost	$3,119,335

See Notes to Financial Statements.

10

NET ASSETS consist of:
Undistributed net investment income	$925,213
Accumulated net realized loss on security transactions, futures contracts and foreign currency-related transactions	(49,853,559)
Net unrealized appreciation of securities, futures contracts and foreign currency-related transactions	53,384,471
Paid-in capital	238,934,855

$243,390,980

NET ASSETS:
Class Y Shares	$85,886,076

Class A Shares	$5,866,231

Class C Shares	$307,455

Class I Shares	$151,236,878

Class R6 Shares	$94,340

SHARES OUTSTANDING:
Class Y Shares	9,645,947

Class A Shares	659,865

Class C Shares	35,223

Class I Shares	16,920,080

Class R6 Shares	10,509

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$8.90

CLASS A SHARES:
Net asset value and redemption price per share	$8.89

Maximum sales charge	5.50%
Maximum offering price per share	$9.41

CLASS C SHARES:
Net asset value and offering price per share*	$8.73

CLASS I SHARES:
Net asset value, offering price and redemption price per share	$8.94

CLASS R6 SHARES:
Net asset value, offering price and redemption price per share	$8.98

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

11

Munder International Small-Cap Fund

Statement of Operations, For the Year Ended June 30, 2013

INVESTMENT INCOME:
Interest	$1,286
Dividends(a)	7,053,998

Total Investment Income	7,055,284

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	10,581
Class C Shares	2,286
Investment advisory fees	2,730,533
Transfer agency/record keeping fees(b)	553,377
Administration fees	391,833
Custody fees	249,727
Registration and filing fees	75,328
Legal and audit fees	50,993
Trustees’ fees and expenses	41,395
Printing and mailing fees	26,810
Other	28,950

Total Expenses	4,161,813
Expenses waived and reimbursed by Advisor	(393,245)

Net Expenses	3,768,568

NET INVESTMENT INCOME	3,286,716

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Security transactions	40,555,535
Futures contracts	304,616
Foreign currency-related transactions	(451,027)
Net change in unrealized appreciation/(depreciation) of:
Securities	26,628,272
Futures contracts	11,586
Foreign currency-related transactions	(28,177)

Net realized and unrealized gain on investments	67,020,805

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$70,307,521

(a)	Net of foreign withholding taxes of $538,868.

(b)	Transfer agency/record keeping fees - The amounts for Class Y, Class A, Class C, Class I & Class R6 Shares were $497,203, $15,640, $845, $39,652 and $37, respectively.

See Notes to Financial Statements.

12

Munder International Small-Cap Fund

Statements of Changes in Net Assets

	Year Ended June 30, 2013	Year Ended June 30, 2012
Net investment income	$3,286,716	$3,727,819
Net realized gain/(loss) from security transactions, futures contracts and foreign currency-related transactions	40,409,124	(5,227,865)
Net change in net unrealized appreciation/(depreciation) of securities, futures contracts and foreign currency-related transactions	26,611,681	(36,295,759)

Net increase/(decrease) in net assets resulting from operations	70,307,521	(37,795,805)
Dividends to shareholders from net investment income:
Class Y Shares	(2,395,378)	(2,063,051)
Class A Shares	(55,789)	(38,097)
Class C Shares	(1,196)	(2,796)
Class I Shares	(2,578,857)	(2,130,723)
Class R6 Shares	(279)	—
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	(89,645,527)	2,866,374
Class A Shares	2,292,373	(88,845)
Class C Shares	120,719	(406,037)
Class I Shares	1,921,449	281,996
Class R6 Shares	58,656	25,000

Net decrease in net assets	(19,976,308)	(39,351,984)
NET ASSETS:
Beginning of year	263,367,288	302,719,272

End of year	$243,390,980	$263,367,288

Undistributed net investment income	$925,213	$1,557,049

See Notes to Financial Statements.

13

Munder International Small-Cap Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended June 30, 2013	Year Ended June 30, 2012
Amount
Class Y Shares:
Sold	$36,853,405	$29,833,810
Issued as reinvestment of dividends	2,344,491	2,008,716
Redeemed	(128,843,423)	(28,976,152)

Net increase/(decrease)	$(89,645,527)	$2,866,374

Class A Shares:
Sold	$2,744,309	$1,611,750
Issued as reinvestment of dividends	38,328	18,045
Redeemed	(490,264)	(1,718,640)

Net increase/(decrease)	$2,292,373	$(88,845)

Class C Shares:
Sold	$193,521	$15,246
Issued as reinvestment of dividends	997	1,783
Redeemed	(73,799)	(423,066)

Net increase/(decrease)	$120,719	$(406,037)

Class I Shares:
Sold	$1,923,955	$—
Issued as reinvestment of dividends	372,499	281,996
Redeemed	(375,005)	—

Net increase	$1,921,449	$281,996

Class R6 Shares:
Sold	$58,497	$25,000
Issued as reinvestment of dividends	279	—
Redeemed	(120)	—

Net increase	$58,656	$25,000

See Notes to Financial Statements.

14

	Year Ended June 30, 2013	Year Ended June 30, 2012
Shares
Class Y Shares:
Sold	4,438,921	4,123,716
Issued as reinvestment of dividends	286,616	303,431
Redeemed	(14,555,114)	(3,951,474)

Net increase/(decrease)	(9,829,577)	475,673

Class A Shares:
Sold	322,823	218,307
Issued as reinvestment of dividends	4,686	2,726
Redeemed	(58,015)	(240,030)

Net increase/(decrease)	269,494	(18,997)

Class C Shares:
Sold	23,624	2,090
Issued as reinvestment of dividends	124	273
Redeemed	(9,201)	(59,338)

Net increase/(decrease)	14,547	(56,975)

Class I Shares:
Sold	257,112	—
Issued as reinvestment of dividends	45,371	42,470
Redeemed	(45,176)	—

Net increase	257,307	42,470

Class R6 Shares:
Sold	6,762	3,726
Issued as reinvestment of dividends	34	—
Redeemed	(13)	—

Net increase	6,783	3,726

See Notes to Financial Statements.

15

Munder International Small-Cap Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares
	Year Ended 06/30/13(b)	Year Ended 06/30/12(b)	Year Ended 06/30/11(b)	Year Ended 06/30/10(b)	Year Ended 06/30/09(b)
Net asset value, beginning of period	$7.19	$8.37	$5.77	$5.09	$8.74

Income/(loss) from investment operations:
Net investment income	0.08	0.09	0.06	0.06	0.07
Net realized and unrealized gain/(loss) on investments	1.76	(1.16)	2.61	0.69	(3.62)

Total from investment operations	1.84	(1.07)	2.67	0.75	(3.55)

Less distributions:
Dividends from net investment income	(0.13)	(0.11)	(0.07)	(0.07)	(0.10)

Total distributions	(0.13)	(0.11)	(0.07)	(0.07)	(0.10)

Short-term trading fees	—	—	—	0.00 (c)	0.00 (c)

Net asset value, end of period	$8.90	$7.19	$8.37	$5.77	$5.09

Total return(d)	25.77%	(12.67)%	46.39%	14.69%	(40.87)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$85,886	$140,062	$159,001	$108,224	$45,239
Ratio of operating expenses to average net assets	1.43%	1.46%	1.46%	1.46%	1.46%
Ratio of net investment income to average net assets	0.95%	1.29%	0.77%	0.90%	1.49%
Portfolio turnover rate	88%	67%	74%	88%	91%
Ratio of operating expenses to average net assets without expense waivers and reimbursements	1.60%	1.63%	1.71%	1.82%	2.36%

(a)	Class Y Shares and Class A Shares of the Fund commenced operations on August 17, 2007.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. Total returns would have been lower if not for expense fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

16

A Shares
Year Ended 06/30/13(b)	Year Ended 06/30/12(b)	Year Ended 06/30/11(b)	Year Ended 06/30/10(b)	Year Ended 06/30/09(b)

$7.18	$8.36	$5.77	$5.08	$8.73

0.09	0.08	0.06	0.02	0.05

1.73	(1.17)	2.58	0.73	(3.61)

1.82	(1.09)	2.64	0.75	(3.56)

(0.11)	(0.09)	(0.05)	(0.06)	(0.09)

(0.11)	(0.09)	(0.05)	(0.06)	(0.09)

—	—	—	0.00 (c)	0.00 (c)

$8.89	$7.18	$8.36	$5.77	$5.08

25.49%	(12.90)%	45.85%	14.62%	(40.99)%

$5,866	$2,804	$3,421	$725	$1,327

1.66%	1.71%	1.71%	1.71%	1.71%

1.05%	1.15%	0.82%	0.28%	0.86%
88%	67%	74%	88%	91%

1.87%	1.87%	1.83%	2.07%	2.56%

See Notes to Financial Statements.

17

Munder International Small-Cap Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	C Shares
	Year Ended 06/30/13(b)	Year Ended 06/30/12(b)	Year Ended 06/30/11(b)	Year Ended 06/30/10(b)	Year Ended 06/30/09(b)
Net asset value, beginning of period	$7.05	$8.22	$5.68	$5.03	$8.67

Income/(loss) from investment operations:
Net investment income/(loss)	0.03	0.00 (c)	(0.04)	(0.02)	0.02
Net realized and unrealized gain/(loss) on investments	1.71	(1.11)	2.58	0.70	(3.59)

Total from investment operations	1.74	(1.11)	2.54	0.68	(3.57)

Less distributions:
Dividends from net investment income	(0.06)	(0.06)	—	(0.03)	(0.07)

Total distributions	(0.06)	(0.06)	—	(0.03)	(0.07)

Short-term trading fees	—	—	—	0.00 (c)	0.00 (c)

Net asset value, end of period	$8.73	$7.05	$8.22	$5.68	$5.03

Total return(d)	24.57%	(13.42)%	44.72%	13.49%	(41.39)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000s)	$307	$146	$639	$2,038	$3,332
Ratio of operating expenses to average net assets	2.38%	2.46%	2.46%	2.46%	2.46%
Ratio of net investment income/(loss) to average net assets	0.35%	0.07%	(0.64)%	(0.35)%	0.38%
Portfolio turnover rate	88%	67%	74%	88%	91%
Ratio of operating expenses to average net assets without expense waivers and reimbursements	2.62%	2.68%	2.79%	2.83%	3.33%

(a)	Class C Shares and Class I Shares of the Fund commenced operations on August 17, 2007.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. Total returns would have been lower if not for expense fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

18

I Shares
Year Ended 06/30/13(b)	Year Ended 06/30/12(b)	Year Ended 06/30/11(b)	Year Ended 06/30/10(b)	Year Ended 06/30/09(b)

$7.22	$8.40	$5.80	$5.11	$8.77

0.11	0.11	0.08	0.07	0.07

1.76	(1.16)	2.61	0.71	(3.62)

1.87	(1.05)	2.69	0.78	(3.55)

(0.15)	(0.13)	(0.09)	(0.09)	(0.11)

(0.15)	(0.13)	(0.09)	(0.09)	(0.11)

—	—	—	0.00 (c)	0.00 (c)

$8.94	$7.22	$8.40	$5.80	$5.11

26.13%	(12.39)%	46.52%	15.13%	(40.76)%

$151,237	$120,329	$139,658	$84,557	$80,598

1.18%	1.20%	1.20%	1.20%	1.20%

1.34%	1.54%	1.04%	1.08%	1.33%
88%	67%	74%	88%	91%

1.28%	1.27%	1.28%	1.35%	1.45%

See Notes to Financial Statements.

19

Munder International Small-Cap Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	R6 Shares
	Year Ended 6/30/13(b)	Period Ended 6/30/12(b)
Net asset value, beginning of period	$7.19	$6.71

Income/(loss) from investment operations:
Net investment income	0.17	0.01
Net realized and unrealized gain on investments	1.69	0.47

Total from investment operations	1.86	0.48

Less distributions:
Dividends from net investment income	(0.07)	—

Total distributions	$(0.07)	$—

Net asset value, end of period	$8.98	$7.19

Total return(c)	26.03%	7.15%

Ratios to Average Net Assets:
Net assets, end of period (in 000’s)	$94	$27
Ratio of operating expenses to average net assets	1.22%	1.25	%(d)
Ratio of net investment income to average net assets	2.02%	1.15	%(d)
Portfolio turnover rate	88%	67%
Ratio of operating expenses to average net assets without expense waivers and reimbursements	1.33%	1.25	%(d)

(a)	Class R6 Shares of the Fund commenced operations on June 1, 2012.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. Total returns would have been lower if not for expense fee waivers and/or expense reimbursements.

(d)	Annualized.

See Notes to Financial Statements.

20

Munder International Small-Cap Fund

Notes to Financial Statements, June 30, 2013

1.	Organization

As of June 30, 2013, the Munder Funds consisted of 10 portfolios, each of which is a series of Munder Series Trust (“MST”). Information presented in these financial statements pertains only to the Munder International Small-Cap Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to provide long-term growth of capital. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 5 classes of shares —Class A, Class C, Class I, Class R6 and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class I, Class R6 and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant

21

Munder International Small-Cap Fund

Notes to Financial Statements, June 30, 2013 (continued)

exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security and depositary receipts may be valued based on the underlying securities value and relevant exchange rate. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued using the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuation determinations may be made using a market-based approach that involves a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information. Discounts also may be applied due to the nature or duration of any restrictions on the disposition of the investments. The pricing committee monitors the valuation approaches that it employs by reviewing, without limitation, key inputs and assumptions and any related market activity. Due to the inherent uncertainty of fair valuations, a fair value may differ significantly from the value that would have been used had an active market existed.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, significant event fair value factors, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

22

Munder International Small-Cap Fund

Notes to Financial Statements, June 30, 2013 (continued)

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2013:

Valuation Inputs	Investments in Securities	Investments in Other Financial Instruments*
Level 1 — Quoted Prices	$241,337,338	$11,586
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$241,337,338	$11,586

*	Other financial instruments include, if applicable, open futures contracts, swap contracts, written options and other derivative instruments, which are not reflected in the Portfolio of Investments. Derivative instruments are valued at the unrealized appreciation/(depreciation) on the instrument.

Securities or other financial instruments that transfer between levels during the period are treated as though the transfer occurred at the beginning of the period. Securities that were fair valued due to a significant event with a total value of $232,249,197 on June 30, 2012 were transferred from Level 2 to Level 1 during the fiscal year ended June 30, 2013.

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by country.

Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities, securities transactions, and items of income and expense denominated in foreign currencies are translated into U.S. dollars.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend income transactions.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains/(losses) from security transactions.

23

Munder International Small-Cap Fund

Notes to Financial Statements, June 30, 2013 (continued)

Foreign Currency Spot Contracts: The Fund is subject to foreign currency rate risk in the normal course of pursuing its investment objectives. The Fund may use foreign currency spot contracts in an effort to facilitate transactions in foreign securities or to reduce exposure to foreign currency exchange rates. The value of such contracts is translated into U.S. dollars. Foreign currency spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) of foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures Contracts: The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may enter into futures contracts for cash management purposes (i.e., attempting to remain fully invested while maintaining liquidity), for hedging purposes (i.e., attempting to reduce risk by offsetting one investment position with another) or to gain exposure to an investment in a manner other than investing in the asset directly. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund may be required to deposit with the broker, or pledge as collateral, an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (known as “variation margin”) may be made or received by the Fund, depending on the daily fluctuation of the value of the contract. Variation margins are generally settled on a daily basis. The daily changes in futures contracts are recorded as unrealized appreciation/(depreciation) of futures contracts. The Fund recognizes a realized gain or loss from futures contracts when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax

24

Munder International Small-Cap Fund

Notes to Financial Statements, June 30, 2013 (continued)

purposes. Interest income, if any, is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method, subject to certain minimums. Allocated Munder Funds expenses, direct Fund-level expenses, income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Class-level expenses attributable to Class R6 or Class I Shares are charged directly to the applicable class. All other class-level expenses (excluding distribution and shareholder servicing fees) are allocated to the remaining share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2013.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2010.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”), is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.95% on the first $1 billion of its average daily net assets, and 0.90% on average daily net assets exceeding $1 billion.

Pursuant to a written Expense Limitation Agreement with the Fund, the Advisor agreed to waive fees or reimburse certain expenses of the Fund to the extent necessary to maintain the Fund’s total net annual operating expenses

25

Munder International Small-Cap Fund

Notes to Financial Statements, June 30, 2013 (continued)

(excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) at specified levels (collectively, “Target Operating Expenses”). Prior to June 1, 2013, the Target Operating Expenses were 1.71%, 2.46%, 1.46%, 1.46% and 1.20% for Class A, Class C, Class R6, Class Y and Class I Shares, respectively. Effective June 1, 2013, the Target Operating Expenses were 1.35%, 2.10%, 1.10%, 1.10% and 0.95% for Class A, Class C, Class R6, Class Y and Class I Shares, respectively. In addition, the Advisor agreed to waive a portion of the investment advisory fee so that the Fund paid a fee of 0.90% on all assets. For the year ended June 30, 2013, the Advisor waived investment advisory fees in the amount of $143,707 and reimbursed expenses pursuant to the Expense Limitation Agreement on behalf of the Fund totaling $249,538, which are reflected as expenses reimbursed by Advisor in the accompanying Statement of Operations.

Pursuant to a separate written Agreement with the Fund (the “Repayment Agreement”), the Advisor may seek repayment from the Fund for Fund expenses it reimbursed under the Expense Limitation Agreement. At June 30, 2013, the total amount eligible for repayment to the Advisor was $1,017,279, of which $454,688 expires in 2014, $313,053 expires in 2015 and $249,538 expires in 2016. The Fund may only grant such repayment provided (1) its actual total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) are below the Target Operating Expenses and (2) it receives approval from the Board of Trustees. The Repayment Agreement is subject to annual review by the Board of Trustees.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee
First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

26

Munder International Small-Cap Fund

Notes to Financial Statements, June 30, 2013 (continued)

For the year ended June 30, 2013, the Advisor earned $ 391,833 before payment of sub-administration fees and $264,634 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2013, the Fund paid an annual effective rate of 0.1363% for administrative services.

During the year ended June 30, 2013, each Trustee was paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee of MST, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also received an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2013, no officer, director or employee of the Advisor or any of its affiliates received any compensation from MST.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) that applies to the Fund’s Class A and Class C Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates payable under the Plan for each class as a percentage of average daily net assets, were as follows:

Class A Shares 12b-1 Fees	Class C Shares 12b-1 Fees
0.25%	1.00%

27

Munder International Small-Cap Fund

Notes to Financial Statements, June 30, 2013 (continued)

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $245,252,873 and $333,969,322, respectively, for the year ended June 30, 2013.

At June 30, 2013, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $57,646,383, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $7,106,409 and net appreciation for tax purposes was $50,539,974. At June 30, 2013, aggregate cost for tax purposes was $190,797,364.

6.	Derivative Financial Instruments

The Fund is required to value derivatives at fair value and recognize changes in fair value through the Statement of Operations. As such, none of the Fund’s derivative transactions qualify for hedge accounting. The fair value of derivative instruments as of June 30, 2013 is as follows:

Derivatives	Asset Derivatives	Fair Value
Equity Contracts (Futures)	Balance Sheet Location: Net Assets — Net Unrealized Appreciation	$11,586	*

*	Includes cumulative appreciation/(depreciation) of futures contracts as described below. The Statement of Assets and Liabilities only separately discloses current day’s variation margin.

During the year ended June 30, 2013, the Fund had the following derivative activity:

Derivatives	Net Realized Gain Recognized in Income	Net Change in Unrealized Appreciation/ (Depreciation) Recognized in Income
Equity Contracts (Futures)	$304,616	$11,586

At June 30, 2013, the Fund had the following open financial futures contracts*:

Long Positions	Contracts	Notional Value of Contracts	Market Value of Contracts	Gross Unrealized Appreciation
MSCI EAFE Emini Index Futures, September 2013	27	$2,202,009	$2,213,595	$11,586

*	The number of futures contracts held during the year averaged approximately 21, increasing from 0 to 27 during the year ended June 30, 2013.

28

Munder International Small-Cap Fund

Notes to Financial Statements, June 30, 2013 (continued)

7.	Investment Concentration

The Fund primarily invests in foreign securities. Investment in foreign securities involves risks, such as currency exchange rate fluctuations, which differ from investment in U.S. securities. In addition, foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

8.	Revolving Line of Credit

Effective December 5, 2012, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes a quarterly commitment fee on the daily amount of the unused commitment, allocated among the participating Munder Funds on the basis of relative net assets. Prior to December 5, 2012, the quarterly commitment fee was equal to 0.125% per annum. Effective December 5, 2012, the quarterly commitment fee is equal to 0.11% per annum. During the year ended June 30, 2013, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2013, total commitment fees for the Fund were $2,785.

9.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by

29

Munder International Small-Cap Fund

Notes to Financial Statements, June 30, 2013 (continued)

the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2013, permanent differences resulting primarily from foreign currency gains and losses and passive foreign investment company gains and losses were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share.

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid in Capital
$1,112,947	$(1,112,947)	$—

At June 30, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Capital Loss Carryover	Unrealized Appreciation	Total
$3,456,166	$(49,491,010)	$50,505,211	$4,470,367

The differences between book and tax distributable earnings were primarily due to wash sales, futures contracts mark to market, passive foreign investment company unreversed inclusions and deferred trustees’ fees.

The tax character of dividends paid to shareholders during the years ended June 30, 2013 and June 30, 2012 was as follows:

Ordinary Income
June 30, 2013	$5,031,499
June 30, 2012	4,234,667

Under the Regulated Investment Company Modernization Act of 2010, capital losses realized after July 1, 2011 may be carried forward indefinitely and will retain their tax character as either short-term or long-term. Capital losses realized prior to July 1, 2011 will continue to be subject to their original expiration dates and will continue to be treated as short-term losses. Capital losses that can be carried forward indefinitely must be utilized fully before using capital losses that expire.

As determined at June 30, 2013, the Fund had available for federal income tax purposes $49,491,010 of unused capital losses. These losses are short-term capital losses which expire in 2018.

During the year ended June 30, 2013, $29,360,904 in carried-forward capital losses were utilized by the Fund.

30

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder International Small-Cap Fund and

Board of Trustees of Munder Series Trust:

We have audited the accompanying statement of assets and liabilities of Munder International Small-Cap Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”), including the portfolio of investments, as of June 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such option. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder International Small-Cap Fund of Munder Series Trust at June 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 23, 2013

31

Munder International Small-Cap Fund

Notes to Financial Statements, Unaudited June 30, 2013 (continued)

11.	Tax Information (Unaudited)

For the fiscal year ended June 30, 2013, the Fund designates approximately $7,592,865 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The Fund designated $488,800 as foreign taxes paid and $7,592,865 as foreign source income for regular Federal Income Tax purposes.

12.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

13.	Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

14.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ended June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

15.	Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). At an in-person meeting held on May 13-14, 2013, the Board of Trustees unanimously voted to approve the continuation of the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2013.

32

Munder International Small-Cap Fund

Notes to Financial Statements, Unaudited June 30, 2013 (continued)

In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. The Board and counsel to the “Non-Interested Trustees” had an opportunity to review such information in advance of the meeting. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.)

Both in Board meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other Board meetings held during the course of the fiscal year (including, in particular, the February 2013 Board meeting), the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the fiscal year, regarding the Advisor, its services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” were separately advised by their independent legal counsel, with respect to the specific information requested for their consideration as well as with their deliberations regarding the continuation of the Advisory Agreement. The discussion below is not intended to be all-inclusive or intended to touch on every fact or issue that the Board took into consideration regarding the renewal of the Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information as part of its robust evaluation process. The determination to approve the continuance of the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information requested and provided to the Board. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

33

Munder International Small-Cap Fund

Notes to Financial Statements, Unaudited June 30, 2013 (continued)

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•

the general experience, business, operations and financial condition of the Advisor. In connection with these considerations, the Board was presented with detailed information concerning the organizational and ownership structure of the Advisor, recent changes within the Advisor’s organization (including key personnel changes) and the financial condition of the Advisor;

•

the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund. In connection with these considerations, the Board was presented with detailed information concerning key portfolio management positions at the Advisor, personnel changes and changes in employee responsibilities within the Advisor in 2012 and 2013, the organizational structure and depth of the Advisor’s portfolio management team, and the structure of the Advisor’s compensation of key investment personnel;

•	the services provided by the Advisor to the Fund during the previous year and the services anticipated to be provided to the Fund in the upcoming year;

•

the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through contractual waivers of a portion of the investment advisory fees, the addition of contractual fee breakpoints or a contractual reduction of its advisory fees);

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the Advisor’s marketing efforts with respect to the Munder Funds in recent years and on an ongoing basis;

•

the actions the Advisor had taken, or recommendations the Advisor made that resulted in the Munder Funds taking actions, that benefited certain funds over the past year, including obtaining an order from the Securities and Exchange Commission permitting the Munder Funds to be operated in a manager of managers structure (subject to shareholder approval, as applicable);

34

Munder International Small-Cap Fund

Notes to Financial Statements, Unaudited June 30, 2013 (continued)

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of the Advisory Agreement.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board supported approval of the continuance of the Advisory Agreement.

(b) The investment performance of the Fund and the Advisor: The Board considered the relative performance of the Fund against a variety of standards as of December 31, 2012, including (1) the one-, three- and five-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares compared to the performance of the Fund’s benchmark index and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-, three- and five-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the three- and five-year and the overall “star” ratings of the Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of the Fund’s Class Y Shares for the one-, three- and five-year periods as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies, among other factors; and (5) the Fund’s one-, three- and five-year total returns as compared to the performance of other funds in the same Morningstar category as the Fund.

In this regard, the Board considered that as of December 31, 2012: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, exceeded the performance of its benchmark for the one- and three-year and since inception periods and matched the performance of its benchmark for the five-year period, and (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, exceeded the median performance of the Fund’s Lipper peer group for the one- and three-year periods but trailed the median performance of the Fund’s Lipper peer group for the five-year period. In addition, the Board considered the performance of the Fund against various performance benchmarks for periods ended March 31, 2013. The Board also considered information provided by the Advisor regarding its ongoing efforts to enhance investment results both with respect to the Fund and generally with respect to all of the Munder Funds.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund supported approval of the continuance of the Advisory Agreement.

35

Munder International Small-Cap Fund

Notes to Financial Statements, Unaudited June 30, 2013 (continued)

(c) The costs of the services to be provided and profits expected to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs of and profits realized by the Advisor in 2012, and projections by the Advisor as to the expected costs of and profits expected to be realized by the Advisor over the 12 months ending on December 31, 2013, with respect to all services provided by the Advisor to the Fund, based on certain assumptions disclosed to the Board. The Board also noted that the Advisor had agreed to continue the contractual expense limitations and advisory fee waivers in place for the Fund. The Board considered the costs relating to the Advisor’s services in light of the Fund’s performance. Based on these facts, the Board concluded that the profits that are expected to be realized by the Advisor with respect to the Fund were not unreasonable in light of the costs relating to the services that the Advisor provides to the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years, and on an ongoing basis, to review the advisory and other fees and expenses of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (by reducing its contractual advisory fees, through the implementation of contractual breakpoints or through the implementation of contractual waivers) in an overall effort to reduce the total operating expenses of the Munder Funds. The Board also considered that the Advisor had implemented contractual advisory fee breakpoints, reductions in contractual advisory fees or contractual advisory fee waivers with respect to certain of the Munder Funds in recent years, including a contractual waiver of a portion of the advisory fees with respect to the Fund in 2012 and 2013. The Board also noted the contractual breakpoint in the advisory fee schedule for the Fund. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders in the future.

In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its significant efforts in recent years to renegotiate contracts with other service providers for the Funds in order to (i) enhance and/or clarify the services to be provided to the Munder Funds and (ii) reduce the total operating expense ratios of the Munder Funds. In particular, the Board considered the Advisor’s negotiation (for the benefit of the Munder Funds) of a reduction in the transfer agency fees effective beginning in June 2011.

36

Munder International Small-Cap Fund

Notes to Financial Statements, Unaudited June 30, 2013 (continued)

Based on these facts and considerations, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). In addition, the Board received separate information generated from Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, which compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers. The Board considered information from a third-party consultant (which the Board had engaged in connection with prior evaluations of the Munder Funds’ fees) as to the methodology established for analyzing the reasonableness of advisory fees. The Board also considered information provided regarding the fees that the Advisor charges to other investment advisory clients, including institutional separate accounts, with investment objectives and strategies substantially similar to the Fund, and noted the relative scope of the management of and the services provided to those types of accounts versus the Fund.

The Board also considered the Fund’s total operating expense ratio (on both a gross and net basis) in comparison to those of a small group of funds in the same Morningstar category as the Fund and with average assets comparable to the Fund, and the Fund’s total operating expense ratio on a gross basis (and certain components of the total operating expense ratio) in comparison to a larger group of funds in the same Morningstar category as the Fund. In light of fees charged to other funds in the Fund’s Morningstar category, the Board noted that certain contractual expense limitations and/or fee waiver arrangements were currently in place to maintain a competitive cost structure.

Based on these considerations and comparisons, the Board concluded that the current advisory fee and total expense ratio of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor from its relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that consultants and potential institutional separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor might obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, while money managers may benefit

37

Munder International Small-Cap Fund

Notes to Financial Statements, Unaudited June 30, 2013 (continued)

from the use of “soft dollars” obtained from broker-dealers through the payment of commissions on trades in client accounts, the Advisor limits soft dollar usage to research and brokerage products and services that the Advisor believes are permitted under the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934. Based on these facts and considerations, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

Based upon its thorough review and evaluation of the information requested and provided and the factors and issues addressed above, among others, and following discussion and having reached certain conclusions, as discussed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2013.

16.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds as of June 30, 2013, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 65	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	Chairman, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 9/11); President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (12/05 to 9/11).	10	NVR, Inc. (homebuilding and mortgage banking) (since 12/11); Chesapeake Lodging Trust (real estate investment trust) (since 1/10); DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 66	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	10	None

38

Munder International Small-Cap Fund

Notes to Financial Statements, Unaudited June 30, 2013 (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held byTrustee During Past 5 Years

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 75	Trustee	Indefinite; since 11/89	Retired (since 7/09); Vice President, Macomb Community College (7/01-6/09); Dean, Macomb Community College (9/97-6/09).	10	None

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 64	Trustee	Indefinite; since 2/03	President, Business Roundtable (association of business chief executive officers) (since 1/11); President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (10/04-1/11).	10	K12, Inc. (provider of online education) (since 11/12); Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Delta Airlines (10/08 to 7/12); Northwest Airlines (4/03 to 10/08).

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 54	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05).	10	Masco Corporation (manufacturer of home improvement and building products) (since 12/06); Taubman Centers, Inc. (real estate investment trust) (since 1/97).
Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 74	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	10	CMS Energy Corporation (utility company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” as defined under the 1940 Act. Mr. Monahan beneficially owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., a sub-advisor to a separate series of MST. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

39

Munder International Small-Cap Fund

Notes to Financial Statements, Unaudited June 30, 2013 (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Officers

James V. FitzGerald 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 53	President and Principal Executive Officer	through 2/14; since 1/10	President and Chief Operating Officer of Munder Capital Management (investment advisor) (since 1/10); Director, Munder Capital Holdings, LLC (investment advisor holding company) (since 1/10); President and Chief Operating Officer of Integrity Asset Management, LLC (investment advisor) (since 6/12); President and Chief Operating Officer of Pierce Street Advisors, LLC (investment advisor) (since 1/10); President of Munder Capital Management (6/09 to 1/10); Managing Director, Distribution and Chief Marketing Officer of Munder Capital Management (6/07 to 6/09).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 55	Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer	through 2/14; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Integrity Asset Management, LLC (investment advisor) (since 6/12); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF Offshore Fund Ltd. (since 5/09).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 47	Vice President and Principal Financial Officer	through 2/14; since 2/01	Managing Director and Chief Financial Officer of Munder Capital Management (investment advisor) (since 9/08); Managing Director, Chief Financial Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 9/08); Managing Director and Chief Financial Officer of Integrity Asset Management, LLC (investment advisor) (since 6/12); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Management (6/07 to 9/08); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (12/06 to 9/08).

David W. Rumph 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 41	Treasurer and Principal Accounting Officer	through 2/14; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08).

Bradford E. Smith 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 41	Assistant Treasurer	through 2/14; since 5/00	Director of Operations of Munder Capital Management (investment advisor) (since 5/10); Director of Mutual Fund Operations of Munder Capital Management (investment advisor) (3/01 to 5/10).

40

Munder International Small-Cap Fund

Notes to Financial Statements, Unaudited June 30, 2013 (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years

Kevin R. Kuhl 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 37	Assistant Treasurer	through 2/14; since 8/04	Director, Accounting of Munder Capital Management (investment advisor) (since 7/08); Manager of Mutual Fund Administration of Munder Capital Management (1/08 to 07/08).

Mary Ann C. Shumaker 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 58	Assistant Secretary	through 2/14; since 8/99	Associate General Counsel and Assistant Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Assistant Secretary of Munder Capital Management (investment advisor) (since 2/05); Associate General Counsel of Munder Capital Management (since 3/98); Associate General Counsel and Assistant Secretary of Integrity Asset Management, LLC (investment advisor) (since 6/12).

Amy D. Eisenbeis 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 48	Assistant Secretary	through 2/14; since 2/05	Associate General Counsel of Munder Capital Management (investment advisor) (since 10/04).

Francine S. Hayes One Lincoln Street Boston, MA 02111 Age 45	Assistant Secretary	through 2/14; since 5/10	Vice President and Managing Counsel of State Street Bank and Trust Company (since 2004).

(1)	The officers are elected annually by the Board.
(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

41

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman

John Rakolta, Jr., Vice Chairman

Joseph E. Champagne

John Engler

Michael T. Monahan

Lisa A. Payne

OFFICERS

James V. FitzGerald, President and Principal Executive Officer

Peter K. Hoglund, Vice President and Principal Financial Officer

Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer

David W. Rumph, Treasurer and Principal Accounting Officer

Amy D. Eisenbeis, Assistant Secretary

Francine S. Hayes, Assistant Secretary

Mary Ann C. Shumaker, Assistant Secretary

Kevin R. Kuhl, Assistant Treasurer

Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management

Munder Capital Center

480 Pierce Street

Birmingham, MI 48009

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

LEGAL COUNSEL

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

ANNISC613

ANNUAL REPORT

June 30, 2013

Munder Micro-Cap

Equity Fund

Class Y, A, B, C, K & R Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munder.com/ edelivery

The Munder Funds® Letter to Shareholders

DEAR SHAREHOLDERS:

As 2012 yielded to the new year, the situation was this: the recent Presidential election was over, the “fiscal cliff” was in the rearview mirror, Washington remained mired in gridlock, economic growth was positive but spotty, concerns over sovereign debt remained high, the yield on 10-year Treasury notes was historically low (and poised to go lower) and prognosticators were mixed on their 2013 views. In short, there were a lot of mixed messages in the markets. Therefore, the exceptionally strong domestic equity market rally that began in January and ran through mid-June presented a welcome, but at times confusing, surprise. In the U.S., appetite for risk was clearly increasing, as evidenced by robust U.S. equity returns. In particular, the demand for yield led investors to U.S. dividend paying stocks. Corporate earnings were solid if not spectacular, with the S&P 500® Index, a measure of the large-capitalization sector of the U.S. stock market, on track to deliver record profits. All global markets were buoyed by the continued policy of quantitative easing by the Federal Reserve. Sovereign debt drama receded, and by late spring, the floral scent of optimism blew through Wall Street. Then, investors were introduced to a new, and apparently terrifying, term –“tapering”. When the Chairman of the Board of Governors of the Federal Reserve System announced its decision to begin the long process of reducing the historic monetary stimulus, the markets reacted quickly and negatively. From Mr. Bernanke’s press conference on June 19 through June 30, 2013, the S&P 500® declined 2.70% and the yield on 10-year Treasury notes spiked by as much as 100 basis points. Headlines and pundits heralded the beginning of the end, despite the Fed’s comments that the process would be very long and would not begin anytime soon, and certainly not until economic improvement supported such a move. In any event, a perfectly lovely market rally hit a speed bump as the sun set on the second quarter.

Despite the roiling markets in the last two weeks of June, the strong markets preceding the Fed’s announcement provided a cushion to investors, as year-to-date and twelve-month returns ended June 30, 2013 were impressive. For the six months and twelve months ended June 30, the S&P 500® was up 13.82% and 20.60%, respectively. Mid-cap and small-cap stocks continued to outperform their larger-cap cousins. The Russell Midcap® Index, a measure of the mid-cap segment of the U.S. equity universe, was up 15.45% and 25.41% for the six and twelve months ended June 30, and the Russell 2000® Index, a measure of the small-cap segment of the U.S. equity universe, returned 15.86% and 24.21% for the six and twelve months ended June 30.

Following strong outperformance relative to domestic equities in the fourth quarter of 2012, international equities significantly underperformed their domestic rivals for the six months ended June 30, 2013. The MSCI EAFE Index (net dividends), a measure of developed equity markets excluding the U.S. and Canada, returned a relatively paltry 4.10% for the six-month period, bringing its twelve-month return to 18.62%, well below U.S. equities. Emerging markets were hit even harder, with the MSCI Emerging Markets Index falling deep into negative territory (-9.40%) for the six months ended June 30, resulting in a return of 3.23% for the twelve months ended June 30, 2013. With the continued globalization of business, we view this underperformance as an opportunity for investors to make certain they have a well diversified asset allocation to enhance risk adjusted returns.

A couple of unconnected drivers drove fixed income returns to negative territory. First, as investors’ appetite for risk increased, investors rotated out of less risky fixed income securities into equities, placing selling pressure on fixed income values. Then, as the fixed income safe haven was beginning to feel unloved by the investing public, the Fed introduced the blasted “tapering” concept, raising the specter of higher rates, which also worked to erode fixed income returns. To wit, the Barclays U.S. Aggregate Bond Index, a measure of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, returned -2.44% for the six months ended June 30, and -0.69% for the twelve months ended June 30, 2013.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, I encourage you to contact your financial advisor. You may also contact the Funds at 1-800-468-6337 or through our website at www.munder.com. My colleagues and I sincerely appreciate the confidence you have placed in the Munder Funds and we value the opportunity to help you meet your investment goals.

Very Truly Yours,

James FitzGerald

President and Principal Executive Officer, The Munder Funds

President, Munder Capital Management

ii	Performance History
iv	Management’s Discussion of Fund Performance
viii	Shareholder Fee Example

1	Portfolio of Investments
8	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Statements of Changes in Net Assets —Capital Stock Activity
14	Financial Highlights
20	Notes to Financial Statements
27	Report of Independent Registered Public Accounting Firm
28	Notes to Financial Statements — Unaudited

Risks:    The Fund invests in smaller company stocks, which are more volatile and less liquid than larger, more established company securities. A substantial portion of the Fund’s assets is invested in the financials sector, whose performance can be significantly negatively impacted by economic downturns and changes in government regulation and interest rates. The Fund may invest up to 25% of its assets in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards. Performance and after-tax returns can be significantly impacted by the Fund’s investments in Initial Public Offerings (IPOs), which may involve short-term trading. We cannot, however, ensure that the Fund will obtain IPOs.

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus and summary prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus and summary prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

Munder Funds distributed through Funds Distributor, LLC.

i

Performance History (Unaudited)

The line graph represents the performance of the Fund’s Class Y Shares. Due to differing sales charges and expenses, performance of classes not shown in the graph will differ. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

GROWTH OF AN ASSUMED $10,000 INVESTMENT SINCE INCEPTION(1) THROUGH 6/30/13

Class (Inception Date)	With Load		Without Load	Russell Microcap® Index/Wilshire US Micro-Cap Index
CLASS Y (12/26/96)	N/A		$67,917	$40,241
CLASS A (12/26/96)	$61,697	(2)	$65,276	$40,241
CLASS B (2/24/97)	N/A		$55,906	$39,248
CLASS C (3/31/97)	N/A		$57,017	$41,110
CLASS K (12/31/96)	N/A		$64,542	$40,241
CLASS R (7/29/04)	N/A		$17,223	$16,630

ii

AVERAGE ANNUAL TOTAL RETURNS (AS OF 6/30/13)

Class (Inception Date)	One Year w/load		One Year w/out load	Five Years w/load		Five Years w/out load	Ten Years w/load		Ten Years w/out load	Since Inception w/load		Since Inception w/out load
CLASS Y(12/26/96)	N/A		27.68%	N/A		11.61%	N/A		9.72%	N/A		12.30%
CLASS A(12/26/96)	20.38%	(2)	27.36%	10.09%	(2)	11.34%	8.84%	(2)	9.46%	11.65%	(2)	12.03%
CLASS B (2/24/97)	21.46%	(3)	26.46%	10.25%	(3)	10.52%	N/A		8.80%	N/A		11.10%
CLASS C (3/31/97)	25.43%	(3)	26.43%	N/A		10.51%	N/A		8.63%	N/A		11.31%
CLASS K(12/31/96)	N/A		27.37%	N/A		11.35%	N/A		9.46%	N/A		11.97%
CLASS R (7/29/04)	N/A		27.09%	N/A		11.06%	N/A		N/A	N/A		6.28%

(1)	Amounts represent the growth of a $10,000 investment since inception of the share class.
(2)	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.
(3)	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, for Class Y, A, B, C, K and R Shares during the fiscal year ended 6/30/12 the gross expense ratios were 1.99%, 2.24%, 3.00%, 2.99%, 2.23% and 2.50%, respectively. Expense ratios for the fiscal year ended 6/30/13 are included in this Annual Report in the Financial Highlights. Munder Capital Management limited certain expenses of Class Y, A, B, C and K Shares of the Fund during the 1997-1999 calendar years. Munder Capital Management also made a voluntary capital contribution to the Fund during the 2005 calendar year. Total returns would have been lower if Munder Capital Management had not limited expenses or made a capital contribution during those periods.

iii

Management’s Discussion of Fund Performance (Unaudited)

INVESTMENT PROCESS HIGHLIGHTS

The Munder Micro-Cap Equity Fund’s management team seeks capital appreciation in the Fund by investing in a diversified portfolio of micro-cap companies that the management team feels are undervalued, but poised to outperform. Micro-cap companies are companies with market capitalizations lower than the largest company in the bottom 75% (based on index weightings) of the Russell 2000® Index. The team’s investment style focuses on undiscovered, small-sized companies that have strong potential for consistent earnings growth. Since micro-capitalization companies are generally not as well known to investors and have less of an investor following than larger companies, they may provide higher returns due to inefficiencies in the marketplace.

INVESTING ENVIRONMENT

With the U.S. economy continuing to heal, corporate profits in an upward trend and supportive monetary policy in place, investors continued to bid up stocks for much of the year ended June 30, 2013. The Russell Microcap® Index posted strong gains led by consumer discretionary and industrials. Energy and utilities were laggards.

The Fund’s focus on selecting companies with good valuation and catalysts for outperformance led to relative strength in the consumer discretionary, energy and financials sectors. The health care and information technology sectors exhibited some weakness.

SECTOR DIVERSIFICATION
Financials	29.7%
Information Technology	17.9%
Consumer Discretionary	17.8%
Industrials	15.7%
Health Care	9.4%
Materials	4.3%
Other	5.2%

Total	100.0%

As a percentage of net assets as of 6/30/13.

PERFORMANCE DISCUSSION

During the twelve-month period ended June 30, 2013, the Fund returned 27.68%, outperforming the Russell Microcap® Index, which returned 25.38% over the same period.

Notable contributors to the Fund’s performance during the past year included: LIN TV Corp., a provider of television broadcasting services; PDC Energy, Inc., which explores and develops oil and natural gas; Northstar Realty Finance Corp., which engages in acquiring, financing, operating and securitizing real estate investments; Lithia Motors, Inc., which sells new and used vehicles and related auto parts; and Barrett Business Services, Inc., a provider of human resources management services.

iv

Notable detractors to the Fund’s performance during the past year included: Radisys Corporation; which designs and manufactures embedded computer products; Rigel Pharmaceuticals, Inc., which operates as a clinical-stage drug development company that discovers and develops novel, small-molecule drugs; Responsys, Inc., which provides email and cross-channel marketing solutions; Idenix Pharmaceuticals, Inc., which designs and develops vaccines for viral infections; and Affymax, Inc., which develops and distributes pharmaceutical products.

FUND CHANGES

The Fund’s management team identified several new investment opportunities for the Fund during the period, including: Carmike Cinemas, Inc., an owner of movie theaters; Chatham Lodging Trust, a hotel/lodging real estate investment trust; Del Frisco’s Restaurant Group, Inc., a steakhouse restaurant operator; Southwest Bancorp, Inc., which operates as a national commercial bank; and Zale Corporation, a retail jewelry stores operator.

The team funded these positions in part by selling the Fund’s positions in: Agree Realty Corporation, a shopping center real estate investment trust; Air Methods Corporation, a provider of air medical transportation services; America’s Car-Mart, Inc., which operates used car dealerships; Education Realty Trust, Inc., a student housing real estate investment trust; and SurModics, Inc., a provider of health care equipment and supplies.

The Fund’s performance contained in the Management’s Discussion of Fund Performance is based on Class Y Shares of the Fund. Performance of the other classes of shares will differ. Management’s Discussion of Fund Performance presents information about the Fund’s holdings that are believed to be accurate, and the views of the portfolio managers, as of June 30, 2013. The Fund’s holdings, the information about the Fund’s holdings and the views of the portfolio managers may change, and the Fund disclaims any obligation to advise shareholders of any such changes. Discussions regarding specific holdings are for illustration only and are not intended as recommendations to purchase or sell individual stocks. A complete list of Fund holdings as of June 30, 2013 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

The Russell Microcap® Index is a capitalization-weighted index that measures the performance of the smallest 1,000 securities in the Russell 2000® Index, plus the next smallest eligible securities by market cap. The Russell 2000® Index is a capitalization-weighted index that measures the performance of

v

approximately 2,000 of the smallest companies in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market. The Wilshire US Micro-Cap Index is a float-adjusted, market capitalization-weighted index of all stocks below the 2,500st rank by market capitalization of the Wilshire 5000 Total Market Index. Index since inception comparative returns commence on 1/1/97, 1/1/97, 3/1/97, 4/1/97, 1/1/97 and 8/1/04 for Class Y, Class A, Class B, Class C, Class K and Class R Shares, respectively. Index performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

vi

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vii

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2013 through June 30, 2013.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through

viii

your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Period* 1/1/13-6/30/13	Annualized Expense Ratio
Actual
Class Y	$1,000.00	$1,197.60	$8.83	1.62%
Class A	$1,000.00	$1,196.50	$10.18	1.87%
Class B	$1,000.00	$1,191.90	$14.24	2.62%
Class C	$1,000.00	$1,192.00	$14.24	2.62%
Class K	$1,000.00	$1,196.30	$10.18	1.87%
Class R	$1,000.00	$1,194.80	$11.48	2.11%
Hypothetical
Class Y	$1,000.00	$1,016.76	$8.10	1.62%
Class A	$1,000.00	$1,015.52	$9.35	1.87%
Class B	$1,000.00	$1,011.80	$13.07	2.62%
Class C	$1,000.00	$1,011.80	$13.07	2.62%
Class K	$1,000.00	$1,015.52	$9.35	1.87%
Class R	$1,000.00	$1,014.33	$10.54	2.11%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

ix

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x

Munder Micro-Cap Equity Fund

Portfolio of Investments, June 30, 2013

Shares		Value(a)

COMMON STOCKS — 96.8%
Consumer Discretionary — 17.8%
Auto Components — 0.6%
49,019	Modine Manufacturing Co †	$533,327

Hotels, Restaurants & Leisure — 6.3%
46,095	Del Frisco's Restaurant Group Inc †	986,894
17,035	Fiesta Restaurant Group Inc †	585,834
100,807	Isle of Capri Casinos Inc †	756,052
52,325	Krispy Kreme Doughnuts Inc †	913,071
53,019	Marcus Corp	674,402
41,380	Multimedia Games Holding Co Inc †	1,078,777
83,037	Ruby Tuesday Inc †	766,431

		5,761,461

Household Durables — 2.5%
48,836	Beazer Homes USA Inc †	855,607
16,951	Ethan Allen Interiors Inc	488,189
41,520	M/I Homes Inc †	953,299

		2,297,095

Leisure Equipment & Products — 1.2%
12,724	Arctic Cat Inc	572,326
52,636	LeapFrog Enterprises Inc †	517,938

		1,090,264

Media — 2.5%
46,165	Carmike Cinemas Inc †	893,754
70,000	Entercom Communications Corp, Class A †	660,800
107,730	Entravision Communications Corp, Class A	662,540

		2,217,094

Specialty Retail — 3.2%
76,000	bebe stores inc	426,360
14,031	Lithia Motors Inc, Class A	747,993
34,858	Shoe Carnival Inc	836,940
100,000	Wet Seal Inc/The, Class A †	471,000
49,460	Zale Corp †	450,086

		2,932,379

See Notes to Financial Statements.

1

Munder Micro-Cap Equity Fund

Portfolio of Investments, June 30, 2013 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Consumer Discretionary (Continued)
Textiles, Apparel & Luxury Goods — 1.5%
38,000	Culp Inc	$660,820
34,518	Perry Ellis International Inc	701,060

		1,361,880

Total Consumer Discretionary		16,193,500

Consumer Staples — 0.5%
Food Products — 0.5%
61,752	Inventure Foods Inc †	516,247

Energy — 1.5%
Energy Equipment & Services — 0.7%
36,691	Mitcham Industries Inc †	615,675

Oil, Gas & Consumable Fuels — 0.8%
110,137	Triangle Petroleum Corp †	772,060

Total Energy		1,387,735

Financials — 29.7%
Capital Markets — 4.6%
45,387	Calamos Asset Management Inc, Class A	476,563
70,000	CorEnergy Infrastructure Trust	487,200
231,000	Cowen Group Inc, Class A †	669,900
47,000	HFF Inc, Class A	835,190
112,873	JMP Group Inc	749,477
29,474	Pzena Investment Management Inc, Class A	192,170
50,613	Safeguard Scientifics Inc †	812,339

		4,222,839

Commercial Banks — 14.4%
97,437	1st United Bancorp Inc/Boca Raton	654,777
48,918	Bancorp Inc/The †	733,281
14,179	Bank of Marin Bancorp	567,160
24,440	Banner Corp	825,828
25,000	BNC Bancorp	285,500
30,193	Cardinal Financial Corp	442,025
32,006	Central Pacific Financial Corp †	576,108
40,000	Customers Bancorp Inc †	650,000
42,535	Financial Institutions Inc	783,069
102,136	First Commonwealth Financial Corp	752,742
36,000	Heritage Financial Corp	527,400
21,000	Independent Bank Group Inc †	638,400
44,500	OFG Bancorp	805,895

See Notes to Financial Statements.

2

Shares		Value(a)

Financials (Continued)
Commercial Banks (Continued)
21,235	Renasant Corp	$516,860
21,878	SCBT Financial Corp	1,102,432
423,410	Seacoast Banking Corp of Florida †	931,502
65,600	Southwest Bancorp Inc/Stillwater OK †	865,920
36,000	State Bank Financial Corp	541,080
75,567	Sterling Bancorp/NY	878,089

		13,078,068

Insurance — 1.5%
21,294	AMERISAFE Inc	689,713
21,011	HCI Group Inc	645,458

		1,335,171

Real Estate Investment Trusts (REITs) — 5.7%
20,000	Blackstone Mortgage Trust Inc, Class A	494,000
35,000	Chatham Lodging Trust	601,300
94,635	Kite Realty Group Trust	570,649
34,711	Parkway Properties Inc/MD	581,756
131,931	RAIT Financial Trust	992,121
21,000	Sabra Health Care REIT Inc	548,310
28,000	STAG Industrial Inc	558,600
87,000	Summit Hotel Properties Inc	822,150

		5,168,886

Real Estate Management & Development — 0.8%
45,094	Kennedy-Wilson Holdings Inc	750,364

Thrifts & Mortgage Finance — 2.7%
29,000	First Defiance Financial Corp	653,950
42,943	OceanFirst Financial Corp	667,764
56,111	Rockville Financial Inc	733,932
8,200	WSFS Financial Corp	429,598

		2,485,244

Total Financials		27,040,572

Health Care — 9.4%
Biotechnology — 3.8%
70,169	Achillion Pharmaceuticals Inc †	573,983
60,972	Astex Pharmaceuticals †	250,595
243,350	Athersys Inc †	403,961
70,975	Raptor Pharmaceutical Corp †	663,616
66,631	Rigel Pharmaceuticals Inc †	222,548

See Notes to Financial Statements.

3

Munder Micro-Cap Equity Fund

Portfolio of Investments, June 30, 2013 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Health Care (Continued)
Biotechnology (Continued)
66,768	Sunesis Pharmaceuticals Inc †	$347,861
68,216	Vanda Pharmaceuticals Inc †	551,185
144,456	Vical Inc †	452,147

		3,465,896

Health Care Equipment & Supplies — 2.4%
14,621	ICU Medical Inc †	1,053,589
65,314	RTI Biologics Inc †	245,581
94,984	Sunshine Heart Inc †	510,064
47,832	Symmetry Medical Inc †	402,746

		2,211,980

Health Care Providers & Services — 2.9%
34,479	Capital Senior Living Corp †	824,048
77,355	Gentiva Health Services Inc †	770,456
35,691	US Physical Therapy Inc	986,499

		2,581,003

Pharmaceuticals — 0.3%
127,653	Pain Therapeutics Inc †	282,113

Total Health Care		8,540,992

Industrials — 15.7%
Aerospace & Defense — 3.2%
28,300	AAR Corp	622,034
20,800	Astronics Corp †	850,096
106,301	Kratos Defense & Security Solutions Inc †	688,831
40,596	LMI Aerospace Inc †	760,769

		2,921,730

Air Freight & Logistics — 1.3%
84,200	Pacer International Inc †	531,302
20,794	Park-Ohio Holdings Corp †	685,786

		1,217,088

Building Products — 0.8%
21,000	American Woodmark Corp †	728,700

Commercial Services & Supplies — 1.3%
44,269	AT Cross Co, Class A †	750,360
22,281	Standard Parking Corp †	478,150

		1,228,510

See Notes to Financial Statements.

4

Shares		Value(a)

Industrials (Continued)
Construction & Engineering — 1.4%
38,166	MYR Group Inc †	$742,329
41,000	Pike Electric Corp	504,300

		1,246,629

Machinery — 3.8%
22,626	Altra Holdings Inc	619,500
18,895	Greenbrier Cos Inc †	460,471
67,989	Manitex International Inc †	744,479
11,348	Standex International Corp	598,607
12,492	Trimas Corp †	465,702
53,600	Wabash National Corp †	545,648

		3,434,407

Professional Services — 1.8%
8,337	Barrett Business Services Inc	435,275
24,074	GP Strategies Corp †	573,442
54,000	Resources Connection Inc	626,400

		1,635,117

Road & Rail — 2.1%
29,500	Arkansas Best Corp	677,025
41,741	Quality Distribution Inc †	368,990
28,473	Saia Inc †	853,336

		1,899,351

Total Industrials		14,311,532

Information Technology — 17.9%
Communications Equipment — 0.7%
176,000	Extreme Networks †	607,200

Computers & Peripherals — 1.8%
65,043	Datalink Corp †	692,057
183,075	OCZ Technology Group Inc †	265,459
489,305	Quantum Corp †	670,348

		1,627,864

Electronic Equipment, Instruments & Components — 1.0%
24,044	Multi-Fineline Electronix Inc †	356,092
38,000	Newport Corp †	529,340

		885,432

See Notes to Financial Statements.

5

Munder Micro-Cap Equity Fund

Portfolio of Investments, June 30, 2013 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Information Technology (Continued)
Internet Software & Services — 2.7%
38,426	Keynote Systems Inc	$759,298
51,090	LivePerson Inc †	457,511
23,800	LogMeIn Inc †	582,148
50,000	Move Inc †	641,000

		2,439,957

Semiconductors & Semiconductor Equipment — 8.4%
424,000	Axcelis Technologies Inc †	771,680
167,000	Entropic Communications Inc †	713,090
143,305	FormFactor Inc †	967,309
49,410	Integrated Silicon Solution Inc †	541,533
68,778	Kulicke & Soffa Industries Inc †	760,685
133,000	Lattice Semiconductor Corp †	674,310
118,000	Mindspeed Technologies Inc †	382,320
80,991	Pericom Semiconductor Corp †	576,656
133,800	Photronics Inc †	1,078,428
43,600	Rudolph Technologies Inc †	488,320
121,062	Ultra Clean Holdings †	732,425

		7,686,756

Software — 3.3%
111,993	Actuate Corp †	743,634
75,850	American Software Inc/Georgia, Class A	659,136
34,467	Monotype Imaging Holdings Inc	875,806
63,755	Seachange International Inc †	746,571

		3,025,147

Total Information Technology		16,272,356

Materials — 4.3%
Chemicals — 2.5%
34,847	KMG Chemicals Inc	735,272
13,503	Koppers Holdings Inc	515,545
15,542	Quaker Chemical Corp	963,759

		2,214,576

Metals & Mining — 0.8%
30,500	Olympic Steel Inc	747,250

Paper & Forest Products — 1.0%
37,263	PH Glatfelter Co	935,301

Total Materials		3,897,127

See Notes to Financial Statements.

6

Shares		Value(a)

TOTAL COMMON STOCKS
(Cost $69,213,791)		$88,160,061

INVESTMENT COMPANY — 4.6%
(Cost $4,202,158)
4,202,158	State Street Institutional U.S. Government Money Market Fund	4,202,158

TOTAL INVESTMENTS
(Cost $73,415,949)	101.4%	92,362,219
OTHER ASSETS AND LIABILITIES (Net)	(1.4)	(1,287,194)

NET ASSETS	100.0%	$91,075,025

†	Non-income producing security.

(a)	As of June 30, 2013, the values of securities of the Fund were determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

See Notes to Financial Statements.

7

Munder Micro-Cap Equity Fund

Statement of Assets and Liabilities, June 30, 2013

ASSETS:
Investments, at value (see accompanying schedule)	$92,362,219
Dividends and interest receivable	43,723
Receivable for investment securities sold	394,660
Receivable for Fund shares sold	121,893
Prepaid expenses and other assets	27,416

Total Assets	92,949,911

LIABILITIES:
Payable for investment securities purchased	1,486,276
Payable for Fund shares redeemed	166,377
Trustees’ fees and expenses payable	98,559
Transfer agency/record keeping fees payable	34,858
Distribution and shareholder servicing fees payable — Class A, B, C and R Shares	25,553
Administration fees payable	12,022
Investment advisory fees payable	7,512
Custody fees payable	4,794
Shareholder servicing fees payable — Class K Shares	71
Accrued expenses and other payables	38,864

Total Liabilities	1,874,886

NET ASSETS	$91,075,025

Investments, at cost	$73,415,949

See Notes to Financial Statements.

8

NET ASSETS consist of:
Accumulated net investment loss	$(17,344)
Accumulated net realized gain on investments sold	7,790,505
Net unrealized appreciation of investments	18,946,270
Paid-in capital	64,355,594

$91,075,025

NET ASSETS:
Class Y Shares	$12,107,232

Class A Shares	$62,982,116

Class B Shares	$1,514,679

Class C Shares	$13,766,554

Class K Shares	$349,563

Class R Shares	$354,881

SHARES OUTSTANDING:
Class Y Shares	329,733

Class A Shares	1,793,113

Class B Shares	50,200

Class C Shares	456,486

Class K Shares	9,943

Class R Shares	10,247

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$36.72

CLASS A SHARES:
Net asset value and redemption price per share	$35.12

Maximum sales charge	5.50%
Maximum offering price per share	$37.16

CLASS B SHARES:
Net asset value and offering price per share*	$30.17

CLASS C SHARES:
Net asset value and offering price per share*	$30.16

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$35.15

CLASS R SHARES:
Net asset value, offering price and redemption price per share	$34.63

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

9

Munder Micro-Cap Equity Fund

Statement of Operations, For the Year Ended June 30, 2013

INVESTMENT INCOME:
Interest	$709
Dividends(a)	1,170,202

Total Investment Income	1,170,911

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	132,161
Class B Shares	22,276
Class C Shares	124,456
Class R Shares	1,427
Shareholder servicing fees:
Class K Shares	767
Investment advisory fees	797,169
Transfer agency/record keeping fees	164,537
Administration fees	129,967
Registration and filing fees	72,846
Custody fees	55,197
Trustees’ fees and expenses	50,692
Legal and audit fees	28,317
Printing and mailing fees	24,972
Other	19,609

Total Expenses	1,624,393

NET INVESTMENT LOSS	(453,482)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from security transactions	12,974,233
Net change in unrealized appreciation/(depreciation) of securities	7,017,922

Net realized and unrealized gain on investments	19,992,155

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$19,538,673

(a)	Net of foreign withholding taxes of $708.

See Notes to Financial Statements.

10

Munder Micro-Cap Equity Fund

Statements of Changes in Net Assets

	Year Ended June 30, 2013	Year Ended June 30, 2012
Net investment loss	$(453,482)	$(1,006,208)
Net realized gain from security transactions	12,974,233	14,142,146
Net change in net unrealized appreciation/(depreciation) of securities	7,017,922	(6,545,885)

Net increase in net assets resulting from operations	19,538,673	6,590,053
Distributions to shareholders from net realized gain/loss:
Class Y Shares	(1,608,758)	—
Class A Shares	(7,515,234)	—
Class B Shares	(366,864)	—
Class C Shares	(2,025,551)	—
Class K Shares	(45,308)	—
Class R Shares	(39,367)	—
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	(1,518,978)	(914,057)
Class A Shares	8,407,259	(12,847,430)
Class B Shares	(1,873,442)	(2,776,904)
Class C Shares	642,368	(2,272,113)
Class K Shares	33,383	(115)
Class R Shares	72,993	(75,938)
Short-term trading fees	—	345

Net increase/(decrease) in net assets	13,701,174	(12,296,159)
NET ASSETS:
Beginning of year	77,373,851	89,670,010

End of year	$91,075,025	$77,373,851

Accumulated net investment loss	$(17,344)	$(648,623)

See Notes to Financial Statements.

11

Munder Micro-Cap Equity Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended June 30, 2013	Year Ended June 30, 2012
Amount
Class Y Shares:
Sold	$5,756,150	$1,020,476
Issued as reinvestment of distributions	1,068,134	—
Redeemed	(8,343,262)	(1,934,533)

Net decrease	$(1,518,978)	$(914,057)

Class A Shares:
Sold*	$17,955,686	$28,023,240
Issued as reinvestment of distributions	6,536,437	—
Redeemed	(16,084,864)	(40,870,670)

Net increase/(decrease)	$8,407,259	$(12,847,430)

Class B Shares:
Sold	$12,541	$—
Issued as reinvestment of distributions	342,066	—
Redeemed*	(2,228,049)	(2,776,904)

Net decrease	$(1,873,442)	$(2,776,904)

Class C Shares:
Sold	$1,200,293	$451,106
Issued as reinvestment of distributions	1,472,209	—
Redeemed	(2,030,134)	(2,723,219)

Net increase/(decrease)	$642,368	$(2,272,113)

Class K Shares:
Sold	$12,937	$—
Issued as reinvestment of distributions	24,047	—
Redeemed	(3,601)	(115)

Net increase/(decrease)	$33,383	$(115)

Class R Shares:
Sold	$70,956	$38,565
Issued as reinvestment of distributions	27,329	—
Redeemed	(25,292)	(114,503)

Net increase/(decrease)	$72,993	$(75,938)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

12

	Year Ended June 30, 2013	Year Ended June 30, 2012
Shares
Class Y Shares:
Sold	169,245	34,092
Issued as reinvestment of distributions	35,381	—
Redeemed	(238,889)	(64,952)

Net decrease	(34,263)	(30,860)

Class A Shares:
Sold*	546,200	1,003,889
Issued as reinvestment of distributions	226,096	—
Redeemed	(486,711)	(1,354,558)

Net increase/(decrease)	285,585	(350,669)

Class B Shares:
Sold	496	—
Issued as reinvestment of distributions	13,737	—
Redeemed*	(77,618)	(105,335)

Net decrease	(63,385)	(105,335)

Class C Shares:
Sold	44,316	16,862
Issued as reinvestment of distributions	59,077	—
Redeemed	(70,625)	(104,333)

Net increase/(decrease)	32,768	(87,471)

Class K Shares:
Sold	395	—
Issued as reinvestment of distributions	831	—
Redeemed	(107)	(6)

Net increase/(decrease)	1,119	(6)

Class R Shares:
Sold	2,276	1,353
Issued as reinvestment of distributions	958	—
Redeemed	(769)	(4,037)

Net increase/(decrease)	2,465	(2,684)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

13

Munder Micro-Cap Equity Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares
	Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)
Net asset value, beginning of period	$33.72	$31.55	$22.70	$19.15	$29.04

Income/(loss) from investment operations:
Net investment income/(loss)	(0.07)	(0.27)	(0.10)	0.04	0.35
Net realized and unrealized gain/(loss) on investments	8.27	2.44	8.95	3.86	(6.55)

Total from investment operations	8.20	2.17	8.85	3.90	(6.20)

Less distributions:
Dividends from net investment income	—	—	—	(0.35)	(0.37)
Distributions from net realized gains	(5.20)	—	—	—	(3.32)

Total distributions	(5.20)	—	—	(0.35)	(3.69)

Short-term trading fees	—	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$36.72	$33.72	$31.55	$22.70	$19.15

Total return(d)	27.68%	6.88%	38.99%	20.28%	(24.07)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$12,107	$12,273	$12,457	$11,834	$14,696
Ratio of operating expenses to average net assets	1.69%	1.79%	1.85%	1.79%	1.87%
Ratio of net investment income/(loss) to average net assets	(0.20)%	(0.89)%	(0.36)%	0.19%	1.79%
Portfolio turnover rate	58%	56%	67%	43%	35%

(a)	Class Y Shares and Class A Shares of the Fund commenced operations on December 26, 1996.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

See Notes to Financial Statements.

14

A Shares
Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)
$32.55	$30.53	$22.02	$18.61	$28.32

(0.15)	(0.34)	(0.17)	(0.01)	0.30
7.92	2.36	8.68	3.74	(6.37)

7.77	2.02	8.51	3.73	(6.07)

—	—	—	(0.32)	(0.32)
(5.20)	—	—	—	(3.32)

(5.20)	—	—	(0.32)	(3.64)

—	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

$35.12	$32.55	$30.53	$22.02	$18.61

27.36%	6.62%	38.65%	19.97%	(24.24)%

$62,982	$49,064	$56,726	$55,117	$60,405
1.93%	2.04%	2.10%	2.05%	2.12%
(0.47)%	(1.15)%	(0.63)%	(0.06)%	1.52%
58%	56%	67%	43%	35%

See Notes to Financial Statements.

15

Munder Micro-Cap Equity Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	B Shares
	Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)
Net asset value, beginning of period	$28.85	$27.26	$19.81	$16.82	$25.94

Income/(loss) from investment operations:
Net investment income/(loss)	(0.35)	(0.49)	(0.33)	(0.17)	0.14
Net realized and unrealized gain/(loss) on investments	6.87	2.08	7.78	3.39	(5.78)

Total from investment operations	6.52	1.59	7.45	3.22	(5.64)

Less distributions:
Dividends from net investment income	—	—	—	(0.23)	(0.16)
Distributions from net realized gains	(5.20)	—	—	—	(3.32)

Total distributions	(5.20)	—	—	(0.23)	(3.48)

Short-term trading fees	—	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$30.17	$28.85	$27.26	$19.81	$16.82

Total return(d)	26.46%	5.83%	37.61%	19.11%	(24.83)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,515	$3,277	$5,967	$6,665	$9,137
Ratio of operating expenses to average net assets	2.71%	2.80%	2.85%	2.80%	2.87%
Ratio of net investment income/(loss) to average net assets	(1.22)%	(1.92)%	(1.36)%	(0.84)%	0.78%
Portfolio turnover rate	58%	56%	67%	43%	35%

(a)	Class B Shares and C Shares of the Fund commenced operations on February 24, 1997 and March 31, 1997, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

See Notes to Financial Statements.

16

C Shares
Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)
$28.84	$27.26	$19.80	$16.82	$25.94

(0.35)	(0.49)	(0.33)	(0.16)	0.14
6.87	2.07	7.79	3.37	(5.78)

6.52	1.58	7.46	3.21	(5.64)

—	—	—	(0.23)	(0.16)
(5.20)	—	—	—	(3.32)

(5.20)	—	—	(0.23)	(3.48)

—	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

$30.16	$28.84	$27.26	$19.80	$16.82

26.43%	5.80%	37.68%	19.05%	(24.83)%

$13,767	$12,220	$13,933	$13,438	$15,122
2.69%	2.79%	2.85%	2.80%	2.87%
(1.22)%	(1.90)%	(1.37)%	(0.81)%	0.77%
58%	56%	67%	43%	35%

See Notes to Financial Statements.

17

Munder Micro-Cap Equity Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	K Shares
	Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)
Net asset value, beginning of period	$32.57	$30.55	$22.03	$18.62	$28.33

Income/(loss) from investment operations:
Net investment income/(loss)	(0.15)	(0.33)	(0.17)	(0.01)	0.37
Net realized and unrealized gain/(loss) on investments	7.93	2.35	8.69	3.74	(6.44)

Total from investment operations	7.78	2.02	8.52	3.73	(6.07)

Less distributions:
Dividends from net investment income	—	—	—	(0.32)	(0.32)
Distributions from net realized gains	(5.20)	—	—	—	(3.32)

Total distributions	(5.20)	—	—	(0.32)	(3.64)

Short-term trading fees	—	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$35.15	$32.57	$30.55	$22.03	$18.62

Total return(d)	27.37%	6.61%	38.67%	19.96%	(24.23)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$350	$287	$270	$239	$234
Ratio of operating expenses to average net assets	1.94%	2.03%	2.10%	2.05%	2.11%
Ratio of net investment income/(loss) to average net assets	(0.46)%	(1.13)%	(0.64)%	(0.05)%	1.80%
Portfolio turnover rate	58%	56%	67%	43%	35%

(a)	Class K Shares and Class R Shares of the Fund commenced operations on December 31, 1996 and July 29, 2004, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

See Notes to Financial Statements.

18

R Shares
Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)
$32.23	$30.31	$21.91	$18.55	$28.24

(0.24)	(0.41)	(0.23)	(0.06)	0.21
7.84	2.33	8.63	3.71	(6.32)

7.60	1.92	8.40	3.65	(6.11)

—	—	—	(0.29)	(0.26)
(5.20)	—	—	—	(3.32)

(5.20)	—	—	(0.29)	(3.58)

—	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

$34.63	$32.23	$30.31	$21.91	$18.55

27.09%	6.33%	38.34%	19.62%	(24.44)%

$355	$251	$317	$250	$262
2.18%	2.30%	2.35%	2.30%	2.32%
(0.75)%	(1.41)%	(0.85)%	(0.28)%	1.04%
58%	56%	67%	43%	35%

See Notes to Financial Statements.

19

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2013

1.	Organization

As of June 30, 2013, the Munder Funds consisted of 10 portfolios, each of which is a series of Munder Series Trust (“MST”). Information presented in these financial statements pertains only to the Munder Micro-Cap Equity Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to provide capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest each without par value.

The Fund has 6 classes of shares — Class A, Class B, Class C, Class K, Class R and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B shares are closed to new investors and accounts and additional purchases by existing Class B shareholders other than pursuant to an exchange or a distribution reinvestment. Class B Shares may be subject to a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class C Shares are sold without a front-end sales charge but may be subject to a CDSC. Class K, Class R and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or

20

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2013 (continued)

exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuation determinations may be made using a market-based approach that involves a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information. Discounts also may be applied due to the nature or duration of any restrictions on the disposition of the investments. The pricing committee monitors the valuation approaches that it employs by reviewing, without limitation, key inputs and assumptions and any related market activity. Due to the inherent uncertainty of fair valuations, a fair value may differ significantly from the value that would have been used had an active market existed.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

21

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2013 (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2013:

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$92,362,219
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—

Total	$92,362,219

Securities or other financial instruments that transfer between levels during the period are treated as though the transfer occurred at the beginning of the period. There were no transfers into or out of any levels as described above, during the fiscal year ended June 30, 2013.

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector and industry.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, if any, is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method, subject to certain minimums. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Short-Term Trading (Redemption) Fees: Prior to October 30, 2010, a short-term trading fee of 2% was assessed on certain redemptions of Fund shares made within 30 days after purchase, as described in the Fund’s then current prospectus. The fee, which was retained by the Fund, was accounted for as an addition to paid-in capital. Fees collected (if any) are shown in the accompanying Statements of Changes in Net Assets and Financial Highlights as short-term trading fees.

22

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2013 (continued)

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2013.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2010.

3.	Investment Advisor, Sub-Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 1.00% of the value its average daily net assets.

Integrity Asset Management, LLC (“Integrity”), a wholly owned subsidiary of the Advisor, serves as sub-advisor to the Fund. Pursuant to an investment sub-advisory agreement with the Advisor, Integrity is responsible for the day-to-day management of the Fund, including, without limitation, providing a program of continuous investment management to the Fund in accordance with the Fund’s investment objective, strategies, policies and limitations, investing and reinvesting the assets of the Fund, overseeing the placement of purchase and sale orders for the Fund and providing research services for the Fund. For its services with regard to the Fund, Integrity is entitled to receive from the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.60%.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is

23

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2013 (continued)

computed daily and payable monthly at the following annual rates subject to a minimum fee of $80,000:

Fund Net Assets	Annual Fee
First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2013, the Advisor earned $129,967 before payment of sub-administration fees and $86,905 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2013, the Fund paid an annual effective rate of 0.1630% for administrative services.

During the year ended June 30, 2013, each Trustee was paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee of MST, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also received an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2013, no officer, director or employee of the Advisor, Integrity, or any of their affiliates received any compensation from MST.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) that applies to the Fund’s Class A, Class B, Class C, Class K and Class R Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of

24

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2013 (continued)

compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates payable under the Plan for each class, as a percentage of average daily net assets, were as follows:

Class A Shares 12b-1 Fees	Class B Shares 12b-1 Fees	Class C Shares 12b-1 Fees	Class R Shares 12b-1 Fees	Class K Shares Service Fees
0.25%	1.00%	1.00%	1.00%	0.25%

For Class R Shares, the 12b-1 fees have been limited to 0.50% pursuant to the Fund’s contract with its distributor.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $45,841,412 and $52,401,322, respectively, for the year ended June 30, 2013.

At June 30, 2013, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $21,221,238 aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $2,576,019 and net appreciation for tax purposes was $18,645,219. At June 30, 2013, aggregate cost for tax purposes was $73,717,000.

6.	Revolving Line of Credit

Effective December 5, 2012, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes a quarterly commitment fee on the daily amount of the unused commitment, allocated among the participating Munder Funds on the basis of relative net assets. Prior to December 5, 2012, the quarterly commitment fee was equal to 0.125% per annum. Effective December 5, 2012, the quarterly commitment fee is equal to 0.11% per annum. During the year ended June 30, 2013, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2013, total commitment fees for the Fund were $756.

7.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is

25

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2013 (continued)

unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2013, permanent differences resulting primarily from ordinary loss netting to reduce short term capital gains and prior period partnership basis adjustments were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid in Capital
$1,084,761	$(1,083,354)	$(1,407)

During the year ended June 30, 2013, distributions of $11,601,082 were paid to shareholders from long term capital gain.

At June 30, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Capital Gains	Unrealized Appreciation	Total
$691,693	$7,399,864	$18,645,219	$26,736,776

The differences between book and tax distributable earnings were primarily due to wash sales and deferred trustees’ fees.

Under the Regulated Investment Company Modernization Act of 2010, capital losses realized after June 30, 2011 may be carried forward indefinitely and will retain their tax character as either short-term or long-term. Capital losses realized prior to July 1, 2011 will continue to be subject to their original expiration date and will continue to be treated as short-term losses. Capital losses that can be carried forward indefinitely must be utilized fully before using capital losses that expire.

As determined at June 30, 2013, the Fund had no unused capital losses.

26

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Micro-Cap Equity Fund and Board of Trustees of Munder Series Trust:

We have audited the accompanying statement of assets and liabilities of Munder Micro-Cap Equity Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”), including the portfolio of investments, as of June 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Micro-Cap Equity Fund of Munder Series Trust at June 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 23, 2013

27

Munder Micro-Cap Equity Fund

Notes to Financial Statements, Unaudited June 30, 2013 (continued)

9.	Tax Information (Unaudited)

For the fiscal year ended June 30, 2013, the Fund designated approximately $1,170,910 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

For the year ended June 30, 2013, the amount of long-term capital gain distributions designated by the Fund was $11,601,082.

10.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

11.	Proxy Voting Policies and Procedures (Unaudited)

A description of the proxy voting policies and procedures of the Advisor and Integrity, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

12.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ended June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

13.	Approval of Investment Advisory Agreement and Sub-Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). The Advisor has retained Integrity, a wholly

28

Munder Micro-Cap Equity Fund

Notes to Financial Statements, Unaudited June 30, 2013 (continued)

owned subsidiary of the Advisor, to serve as sub-advisor to the Fund pursuant to the terms of an Investment Sub-Advisory Agreement dated March 1, 2011, as amended (“Sub-Advisory Agreement”). At an in-person meeting held on May 13-14, 2013, the Board of Trustees unanimously voted to approve the continuation of each of the Advisory Agreement and the Sub-Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2013.

In determining whether to approve the continuation of the Advisory Agreement and the Sub-Advisory Agreement, the Board requested, and received from the Advisor and Integrity, information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. The Board and counsel to the “Non-Interested Trustees” had an opportunity to review such information in advance of the meeting. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.)

Both in Board meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and the Sub-Advisory Agreement and in other Board meetings held during the course of the fiscal year (including, in particular, the February 2013 Board meeting), the Board received materials relating to the services provided to the Munder Funds by the Advisor and Integrity and other relevant factors. In evaluating the Advisory Agreement and the Sub-Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement and the Sub-Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the fiscal year, regarding the Advisor, Integrity, each of their services, and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether each of the Advisory Agreement and the Sub-Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” were separately advised by their independent legal counsel, with respect to the specific information requested for their consideration as well as with their deliberations regarding the continuation of the Advisory Agreement and the Sub-Advisory Agreement. The discussion below is not intended to be all-inclusive or intended to touch on every fact or issue that the Board took into consideration regarding the renewals of the Advisory Agreement and the Sub-Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information as part of its robust evaluation process. The determinations to

29

Munder Micro-Cap Equity Fund

Notes to Financial Statements, Unaudited June 30, 2013 (continued)

approve the continuance of each of the Advisory Agreement and the Sub-Advisory Agreement were made on the basis of each Trustee’s business judgment after consideration of all the information requested and provided to the Board. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by each of the Advisor and Integrity to the Fund under the Agreements: With respect to this factor, the Board considered:

•

the general experience, business, operations and financial condition of each of the Advisor and Integrity. In connection with these considerations, the Board was presented with detailed information concerning the ownership and organizational structures of the Advisor and Integrity, recent changes within the organizations (including key personnel changes) and the financial conditions of the Advisor and Integrity;

•

the qualifications of management of each of the Advisor and Integrity and of persons providing portfolio management services to the Fund. In connection with these considerations, the Board was presented with detailed information concerning key portfolio management positions at the Advisor and Integrity, personnel changes and changes in employee responsibilities within the Advisor and Integrity in 2012 and 2013, the organizational structure and depth of Integrity’s portfolio management team, and the structure of Integrity’s compensation of key investment personnel;

•	the services provided by the Advisor and Integrity to the Fund during the previous year and the services anticipated to be provided to the Fund in the upcoming year;

•	how responsibilities are shared and coordinated between the Advisor and Integrity with respect to the Fund and the processes used by the Advisor to oversee Integrity’s activities;

•

the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through contractual waivers of a portion of the investment advisory fees, the addition of contractual fee breakpoints or a contractual reduction of its advisory fees), although no such adjustments were made to the Fund’s investment advisory fees during the current period;

30

Munder Micro-Cap Equity Fund

Notes to Financial Statements, Unaudited June 30, 2013 (continued)

•	the Advisor’s performance generally with respect to all of the Munder Funds and Integrity’s performance more specifically with respect to the Fund, as further described below;

•	the Advisor’s marketing efforts with respect to the Munder Funds in recent years and on an ongoing basis;

•

the actions the Advisor had taken, or recommendations the Advisor made that resulted in the Munder Funds taking actions, that benefited certain funds over the past year, including obtaining an order from the Securities and Exchange Commission permitting the Munder Funds to be operated in a manager of managers structure (subject to shareholder approval, as applicable);

•	the information provided by each of the Advisor and Integrity in their respective Forms ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of each of the Advisory Agreement and the Sub-Advisory Agreement.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board supported approval of the continuance of each of the Advisory Agreement and the Sub-Advisory Agreement.

(b) The investment performance of the Fund and the Advisor and Integrity: The Board considered the relative performance of the Fund against a variety of standards as of December 31, 2012, including (1) the one-, three-, five- and ten-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares compared to the performance of the Fund’s benchmark index and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-, three-, five- and ten-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the three-, five- and ten-year and the overall “star” ratings of the Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of the Fund’s Class Y Shares for the one-, three- and five-year periods as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies, among other factors; and (5) the Fund’s one-, three-, five- and ten-year total returns as compared to the performance of other funds in the same Morningstar category as the Fund.

In this regard, the Board considered that as of December 31, 2012: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, exceeded the performance of its benchmark for the one-, three-, five- and ten-year and since inception periods, and (2) the Fund’s average annual total returns

31

Munder Micro-Cap Equity Fund

Notes to Financial Statements, Unaudited June 30, 2013 (continued)

for Class Y Shares, on a net basis, exceeded the median performance of the Fund’s Lipper peer group for the one-, three- and ten-year periods but trailed the median performance of the Fund’s Lipper peer group for the five-year period. In addition, the Board considered the performance of the Fund against various performance benchmarks for periods ended March 31, 2013. The Board also considered information provided by the Advisor regarding its ongoing efforts to enhance investment results both with respect to the Fund and generally with respect to all of the Munder Funds.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund supported approval of the continuance of each of the Advisory Agreement and the Sub-Advisory Agreement.

(c) The costs of the services to be provided and profits expected to be realized by the Advisor and Integrity and their respective affiliates from the relationships with the Fund: The Board considered detailed information provided by the Advisor as to the costs of and profits realized by the Advisor and Integrity in 2012, and projections by the Advisor as to the expected costs of and profits expected to be realized by the Advisor and Integrity over the 12 months ending on December 31, 2013, with respect to all services provided by the Advisor and Integrity to the Fund, based on certain assumptions disclosed to the Board. The Board considered the costs relating to the Advisor’s and Integrity’s services in light of the Fund’s performance. Based on these facts, the Board concluded that the profits that are expected to be realized by the Advisor under the Advisory Agreement and by Integrity under the Sub-Advisory Agreement were not unreasonable in light of the costs relating to the services that the Advisor and Integrity provide to the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years, and on an ongoing basis, to review the advisory and other fees and expenses of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (by reducing its contractual advisory fees, through the implementation of contractual breakpoints or through the implementation of contractual waivers) in an overall effort to reduce the total operating expenses of the Munder Funds. The Board also considered that the Advisor had implemented contractual advisory fee breakpoints, reductions in contractual advisory fees or contractual advisory fee waivers with respect to certain of the Munder Funds in recent years. The Board noted a reduction in certain fixed expenses reflecting economies of scale realized as Fund assets have grown. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders in the future.

32

Munder Micro-Cap Equity Fund

Notes to Financial Statements, Unaudited June 30, 2013 (continued)

In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its significant efforts in recent years to renegotiate contracts with other service providers for the Funds in order to (i) enhance and/or clarify the services to be provided to the Munder Funds and (ii) reduce the total operating expense ratios of the Munder Funds. In particular, the Board considered the Advisor’s negotiation (for the benefit of the Munder Funds) of a reduction in the transfer agency fees effective beginning in June 2011.

Based on these facts and considerations, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). In addition, the Board received separate information generated from Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, which compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers. The Board considered information from a third-party consultant (which the Board had engaged in connection with prior evaluations of the Munder Funds’ fees) as to the methodology established for analyzing the reasonableness of advisory fees. The Board was advised that as of December 31, 2012, neither Integrity nor the Advisor had other investment advisory clients that had investment objectives and strategies that were substantially similar to those of the Fund.

The Board also considered the Fund’s total operating expense ratio (on both a gross and net basis) in comparison to those of a small group of funds in the same Morningstar category as the Fund and with average assets comparable to the Fund, and the Fund’s total operating expense ratio on a gross basis (and certain components of the total operating expense ratio) in comparison to a larger group of funds in the same Morningstar category as the Fund.

Based on these considerations and comparisons, the Board concluded that the current advisory fee and total expense ratio of the Fund should not preclude approval of the continuance of the Advisory Agreement or the Sub-Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor or Integrity from the relationships with the Fund: The Board considered the representations that, beyond the fees earned by the Advisor, Integrity and their affiliates for providing services to the Fund, the Advisor or Integrity may benefit from its relationship with the Fund in the sense that consultants and potential institutional separately

33

Munder Micro-Cap Equity Fund

Notes to Financial Statements, Unaudited June 30, 2013 (continued)

managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor might obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s and Integrity’s representation that, while money managers may benefit from the use of “soft dollars” obtained from broker-dealers through the payment of commissions on trades in client accounts, each of the Advisor and Integrity limits soft dollar usage to research and brokerage products and services that the Advisor or Integrity, as applicable, believes are permitted under the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934. Based on these facts and considerations, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement or the Sub-Advisory Agreement.

Based upon its thorough review and evaluation of the information requested and provided and the factors and issues addressed above, among others, and following discussion and having reached certain conclusions as discussed above, the Board unanimously approved each of the Advisory Agreement and the Sub-Advisory Agreement for an additional annual period commencing on July 1, 2013.

34

Munder Micro-Cap Equity Fund

Notes to Financial Statements, Unaudited June 30, 2013 (continued)

14.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds as of June 30, 2013, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 65	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	Chairman, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 9/11); President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (12/05 to 9/11).	10	NVR, Inc. (homebuilding and mortgage banking) (since 12/11); Chesapeake Lodging Trust (real estate investment trust) (since 1/10); DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 66	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	10	None

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 75	Trustee	Indefinite; since 11/89	Retired (since 7/09); Vice President, Macomb Community College (7/01-6/09); Dean, Macomb Community College (9/97-6/09).	10	None

35

Munder Micro-Cap Equity Fund

Notes to Financial Statements, Unaudited June 30, 2013 (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 64	Trustee	Indefinite; since 2/03	President, Business Roundtable (association of business chief executive officers) (since 1/11); President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (10/04-1/11).	10	K12, Inc. (provider of online education) (since 11/12); Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Delta Airlines (10/08 to 7/12); Northwest Airlines (4/03 to 10/08).

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 54	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05).	10	Masco Corporation (manufacturer of home improvement and building products) (since 12/06); Taubman Centers, Inc. (real estate investment trust) (since 1/97).
Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 74	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	10	CMS Energy Corporation (utility company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” as defined under the 1940 Act. Mr. Monahan beneficially owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., a sub-advisor to a separate series of MST. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

36

Munder Micro-Cap Equity Fund

Notes to Financial Statements, Unaudited June 30, 2013 (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Officers

James V. FitzGerald 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 53	President and Principal Executive Officer	through 2/14; since 1/10	President and Chief Operating Officer of Munder Capital Management (investment advisor) (since 1/10); Director, Munder Capital Holdings, LLC (investment advisor holding company) (since 1/10); President and Chief Operating Officer of Integrity Asset Management, LLC (investment advisor) (since 6/12); President and Chief Operating Officer of Pierce Street Advisors, LLC (investment advisor) (since 1/10); President of Munder Capital Management (6/09 to 1/10); Managing Director, Distribution and Chief Marketing Officer of Munder Capital Management (6/07 to 6/09).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 55	Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer	through 2/14; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Integrity Asset Management, LLC (investment advisor) (since 6/12); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF Offshore Fund Ltd. (since 5/09).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 47	Vice President and Principal Financial Officer	through 2/14; since 2/01	Managing Director and Chief Financial Officer of Munder Capital Management (investment advisor) (since 9/08); Managing Director, Chief Financial Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 9/08); Managing Director and Chief Financial Officer of Integrity Asset Management, LLC (investment advisor) (since 6/12); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Management (6/07 to 9/08); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (12/06 to 9/08).

David W. Rumph 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 41	Treasurer and Principal Accounting Officer	through 2/14; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08).

Bradford E. Smith 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 41	Assistant Treasurer	through 2/14; since 5/00	Director of Operations of Munder Capital Management (investment advisor) (since 5/10); Director of Mutual Fund Operations of Munder Capital Management (investment advisor) (3/01 to 5/10).

37

Munder Micro-Cap Equity Fund

Notes to Financial Statements, Unaudited June 30, 2013 (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years

Kevin R. Kuhl 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 37	Assistant Treasurer	through 2/14; since 8/04	Director, Accounting of Munder Capital Management (investment advisor) (since 7/08); Manager of Mutual Fund Administration of Munder Capital Management (1/08 to 07/08).

Mary Ann C. Shumaker 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 58	Assistant Secretary	through 2/14; since 8/99	Associate General Counsel and Assistant Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Assistant Secretary of Munder Capital Management (investment advisor) (since 2/05); Associate General Counsel of Munder Capital Management (since 3/98); Associate General Counsel and Assistant Secretary of Integrity Asset Management, LLC (investment advisor) (since 6/12).

Amy D. Eisenbeis 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 48	Assistant Secretary	through 2/14; since 2/05	Associate General Counsel of Munder Capital Management (investment advisor) (since 10/04).

Francine S. Hayes One Lincoln Street Boston, MA 02111 Age 45	Assistant Secretary	through 2/14; since 5/10	Vice President and Managing Counsel of State Street Bank and Trust Company (since 2004).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

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41

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman

John Rakolta, Jr., Vice Chairman

Joseph E. Champagne

John Engler

Michael T. Monahan

Lisa A. Payne

OFFICERS

James V. FitzGerald, President and Principal Executive Officer

Peter K. Hoglund, Vice President and Principal Financial Officer

Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer

David W. Rumph, Treasurer and Principal Accounting Officer

Amy D. Eisenbeis, Assistant Secretary

Francine S. Hayes, Assistant Secretary

Mary Ann C. Shumaker, Assistant Secretary

Kevin R. Kuhl, Assistant Treasurer

Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management

Munder Capital Center

480 Pierce Street

Birmingham, MI 48009

SUB-ADVISOR

Integrity Asset Management, LLC

18500 Lake Road, Suite 300

Rocky River, OH 44116

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

LEGAL COUNSEL

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

ANNMICRO613

ANNUAL REPORT

June 30, 2013

Munder Mid-Cap Core

Growth Fund

Class Y, A, B, C, K, R & R6 Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/ edelivery

The Munder Funds® Letter to Shareholders

DEAR SHAREHOLDERS:

As 2012 yielded to the new year, the situation was this: the recent Presidential election was over, the “fiscal cliff” was in the rearview mirror, Washington remained mired in gridlock, economic growth was positive but spotty, concerns over sovereign debt remained high, the yield on 10-year Treasury notes was historically low (and poised to go lower) and prognosticators were mixed on their 2013 views. In short, there were a lot of mixed messages in the markets. Therefore, the exceptionally strong domestic equity market rally that began in January and ran through mid-June presented a welcome, but at times confusing, surprise. In the U.S., appetite for risk was clearly increasing, as evidenced by robust U.S. equity returns. In particular, the demand for yield led investors to U.S. dividend paying stocks. Corporate earnings were solid if not spectacular, with the S&P 500® Index, a measure of the large-capitalization sector of the U.S. stock market, on track to deliver record profits. All global markets were buoyed by the continued policy of quantitative easing by the Federal Reserve. Sovereign debt drama receded, and by late spring, the floral scent of optimism blew through Wall Street. Then, investors were introduced to a new, and apparently terrifying, term –“tapering”. When the Chairman of the Board of Governors of the Federal Reserve System announced its decision to begin the long process of reducing the historic monetary stimulus, the markets reacted quickly and negatively. From Mr. Bernanke’s press conference on June 19 through June 30, 2013, the S&P 500® declined 2.70% and the yield on 10-year Treasury notes spiked by as much as 100 basis points. Headlines and pundits heralded the beginning of the end, despite the Fed’s comments that the process would be very long and would not begin anytime soon, and certainly not until economic improvement supported such a move. In any event, a perfectly lovely market rally hit a speed bump as the sun set on the second quarter.

Despite the roiling markets in the last two weeks of June, the strong markets preceding the Fed’s announcement provided a cushion to investors, as year-to-date and twelve-month returns ended June 30, 2013 were impressive. For the six months and twelve months ended June 30, the S&P 500® was up 13.82% and 20.60%, respectively. Mid-cap and small-cap stocks continued to outperform their larger-cap cousins. The Russell Midcap® Index, a measure of the mid-cap segment of the U.S. equity universe, was up 15.45% and 25.41% for the six and twelve months ended June 30, and the Russell 2000® Index, a measure of the small-cap segment of the U.S. equity universe, returned 15.86% and 24.21% for the six and twelve months ended June 30.

Following strong outperformance relative to domestic equities in the fourth quarter of 2012, international equities significantly underperformed their domestic rivals for the six months ended June 30, 2013. The MSCI EAFE Index (net dividends), a measure of developed equity markets excluding the U.S. and Canada, returned a relatively paltry 4.10% for the six-month period, bringing its twelve-month return to 18.62%, well below U.S. equities. Emerging markets were hit even harder, with the MSCI Emerging Markets Index falling deep into negative territory (-9.40%) for the six months ended June 30, resulting in a return of 3.23% for the twelve months ended June 30, 2013. With the continued globalization of business, we view this underperformance as an opportunity for investors to make certain they have a well diversified asset allocation to enhance risk adjusted returns.

A couple of unconnected drivers drove fixed income returns to negative territory. First, as investors’ appetite for risk increased, investors rotated out of less risky fixed income securities into equities, placing selling pressure on fixed income values. Then, as the fixed income safe haven was beginning to feel unloved by the investing public, the Fed introduced the blasted “tapering” concept, raising the specter of higher rates, which also worked to erode fixed income returns. To wit, the Barclays U.S. Aggregate Bond Index, a measure of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, returned -2.44% for the six months ended June 30, and -0.69% for the twelve months ended June 30, 2013.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, I encourage you to contact your financial advisor. You may also contact the Funds at 1-800-468-6337 or through our website at www.munder.com. My colleagues and I sincerely appreciate the confidence you have placed in the Munder Funds and we value the opportunity to help you meet your investment goals.

Very Truly Yours,

James FitzGerald

President and Principal Executive Officer, The Munder Funds

President, Munder Capital Management

ii	Performance History
iv	Management’s Discussion of Fund Performance
viii	Shareholder Fee Example

1	Portfolio of Investments
8	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Statements of Changes in Net Assets — Capital Stock Activity
14	Financial Highlights
21	Notes to Financial Statements
28	Report of Independent Registered Public Accounting Firm
29	Notes to Financial Statements — Unaudited

Risks:    The Fund invests in smaller and medium-sized company stocks, which are more volatile and less liquid than larger, more established company securities. The Fund may invest up to 25% of its assets in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards.

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus and summary prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus and summary prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

Munder Funds distributed through Funds Distributor, LLC.

i

Performance History (Unaudited)

The line graph represents the performance of the Fund’s Class Y Shares. Due to differing sales charges and expenses, performance of classes not shown in the graph will differ. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

GROWTH OF AN ASSUMED $10,000 INVESTMENT SINCE INCEPTION(1)

THROUGH 6/30/13

Class (Inception Date)	With Load		Without Load	Russell Midcap® Index
CLASS Y (6/24/98)	N/A		$43,859	$32,960
CLASS A (7/3/00)	$25,336	(3)	$26,810	$25,868
CLASS B (7/5/00)	N/A		$25,330	$25,461
CLASS C (7/14/00)(2)	$22,792	(3)	$23,022	$24,464
CLASS K (12/17/02)	N/A		$30,268	$31,032
CLASS R (7/29/04)	N/A		$21,144	$22,525
CLASS R6 (6/1/12)	N/A		$13,009	$13,287

ii

AVERAGE ANNUAL TOTAL RETURNS (AS OF 6/30/13)

Class (Inception Date)	One Year w/load		One Year w/out load	Five Years w/load		Five Years w/out load	Ten Years w/load		Ten Years w/out load	Since Inception w/load		Since Inception w/out load
CLASS Y (6/24/98)	N/A		22.37%	N/A		6.66%	N/A		10.68%	N/A		10.34%
CLASS A (7/3/00)	15.31%	(3)	22.04%	5.20%	(3)	6.40%	9.78%	(3)	10.40%	7.41%	(3)	7.88%
CLASS B (7/5/00)	16.13%	(4)	21.13%	5.27%	(4)	5.60%	N/A		9.73%	N/A		7.42%
CLASS C (7/14/00)(2)	20.12%	(4)	21.12%	N/A		5.60%	9.47%	(3)	9.58%	6.56%	(3)	6.64%
CLASS K (12/17/02)	N/A		22.06%	N/A		6.39%	N/A		10.39%	N/A		11.08%
CLASS R (7/29/04)	N/A		21.73%	N/A		6.12%	N/A		N/A	N/A		8.75%
CLASS R6 (6/1/12)	N/A		22.63%	N/A		N/A	N/A		N/A	N/A		27.51%

(1)	Amounts represent the growth of a $10,000 investment since inception of the share class.
(2)	Class II Shares were converted and/or reclassified as Class C Shares as of the close of business 10/31/03. Performance information for Class C Shares for periods prior to 10/31/03 is for Class II Shares, and reflects the fees and expenses of the Class II Shares prior to that date.
(3)	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares or 1.00% for Class C Shares (formerly Class II), as applicable.
(4)	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, for Class Y, A, B, C, K and R Shares during the fiscal year ended 6/30/12 the gross expense ratios were 1.07%, 1.33%, 2.08%, 2.08%, 1.33% and 1.57%, respectively, and for Class R6 Shares the gross expense ratio was estimated to be 0.85%. Expense ratios for the fiscal year ended 6/30/13 are included in this Annual Report in the Financial Highlights. Munder Capital Management limited certain expenses of the Fund’s Class Y Shares during the 1998-2001 calendar years and the Fund’s Class A, B and C Shares during the 2000-2001 calendar years. Total returns would have been lower if Munder Capital Management had not limited expenses during those periods.

iii

Management’s Discussion of Fund Performance (Unaudited)

INVESTMENT PROCESS HIGHLIGHTS

The Munder Mid-Cap Core Growth Fund’s management team seeks to provide long-term capital appreciation in the Fund by investing in a diversified portfolio of medium sized (mid-capitalization) companies. Medium sized means those companies with market capitalizations within the range of companies included in the Russell Midcap® Index or within the range of companies included in the S&P MidCap 400® Index. The Fund’s investment style focuses on companies that have growth prospects and are reasonably valued. This is known as GARP (Growth at a Reasonable Price). Specifically, the management team looks to invest in companies that have consistent and higher-than-average earnings growth, are financially stable with a below average debt level, have a leadership position in their industry and an effective management team, and whose stock price is attractive relative to the market and the company’s growth rate.

The management team’s investment approach is designed to achieve consistent long-term returns across the full breadth of market conditions and economic cycles. The focus of its investment process is on security selection and risk management. The team believes this is the best way to position the Fund to achieve an optimal balance between potential reward and investment risk over a complete market cycle.

INVESTING ENVIRONMENT

The economic themes that dominated throughout the twelve months ended June 30, 2013, are familiar ones. Europe remains in recession, growth in China appears to be slowing, and other emerging markets are being affected by a combination of political turmoil and the fear of higher interest rates in the U.S. In Japan, aggressive and controversial new monetary and fiscal policies, dubbed “Abenomics” (named after the prime minister who implemented them), are designed to stimulate growth in that economy, the effects of which remain to be seen. Domestically, Federal Reserve policy, always an important influence on the capital markets, was a major focus, particularly in the June quarter. Chairman Ben Bernanke, as well as other Fed governors, drew attention to the possibility of an end to quantitative easing, which has been a significant but unquantifiable force behind the bull market in stocks and bonds for the past few years. After a spike in interest rates and a correction in equity prices, the Fed subsequently clarified its intentions and assured investors that changes in policy would be very slow and deliberate and designed not to derail the fragile economic growth in place. In the meantime, throughout the past year, the U.S. economy continued to grow at a sub-standard rate, effectively putting a lid on employment growth, which continues to be a major concern. While the fiscal cliff was averted in the New Year, political clashes have persisted with the President and both houses of

iv

Congress continuing to disagree on a wide range of issues. On the bright side, positive factors in the economy include a palpable recovery in housing, a thriving domestic energy industry, an automotive sector that is rising from the ashes, a new high in average household net worth, and consumer confidence that is hitting five year highs.

In a year in which there seemed to be much more negative news than good, the Russell Midcap® Index registered an impressive total return of 25.41%, with all four quarters registering gains. In fact, only two of the twelve months were down, October and June, both of which coincided with the only meaningful corrections of about 7% each. Mid-cap stocks were stronger than both large- and small-cap equities for the twelve months, as they were for many longer time periods.

For the year ended June 30, 2013, “growth” stocks and those companies with the most stable earnings patterns and highest return on invested capital, factors that are favored in the Fund’s investment strategy, generally lagged “value” stocks, those with less expensive valuation metrics. During the last twelve months, growth trailed value by about five percentage points, acting as a headwind to the Fund’s performance relative to its benchmark. During the June quarter, growth stocks began to come back into favor and the Fund experienced an improvement in relative performance, but not enough to fully overcome the gap that existed previously in the twelve month period.

Due to the risk controls that the management team follows, the Fund’s sector weightings are generally close to those of the Russell Midcap® Index. As a result, relative performance of the Fund is rarely due to sector differences but is usually a reflection of stock selection within each sector. For the twelve months ended June 30, 2013, the Fund benefited from strong stock selection in the materials, financials, health care and utilities sectors. Weaker relative performance was experienced in the information technology, consumer discretionary, consumer staples and energy sectors.

SECTOR DIVERSIFICATION
Financials	18.7%
Consumer Discretionary	18.7%
Industrials	13.4%
Information Technology	13.2%
Health Care	11.5%
Energy	7.5%
Materials	6.8%
Utilities	4.4%
Consumer Staples	3.9%
Other	1.9%

Total	100.0%

As a percentage of net assets as of 6/30/13

PERFORMANCE DISCUSSION

During the twelve-month period ended June 30, 2013, the Fund returned 22.37%, underperforming the Russell Midcap® Index, which returned 25.41% over the same period.

Notable detractors to the Fund’s performance during the past year included: Teradata Corporation, which provides data warehouse database software, applications software and

v

supporting hardware; Skyworks Solutions, Inc., which designs, develops, manufactures and markets proprietary semiconductor products; Red Hat, Inc., which provides open software source solutions; MICROS Systems, Inc., which develops and provides enterprise information solutions for the global hospitality industry; and Herbalife Ltd., which manufactures and markets weight management and personal care products.

Notable contributors to the Fund’s performance during the past year included: Starz, which engages in the media, communications and entertainment industries; Lincoln National Corporation, which provides multiple insurance and investment management products; Health Management Associates, Inc., which owns and operates general acute care hospitals and psychiatric hospitals; Green Mountain Coffee Roasters, Inc., which engages in coffee and coffeemaker businesses; and Affiliated Managers Group, Inc., which provides investment management services.

FUND CHANGES

The Fund’s management team identified several new investment opportunities for the Fund during the period, including: Kirby Corporation, a domestic tank barge operator; Toll Brothers, Inc., a luxury homebuilder; Kilroy Realty Corporation, a West Coast office and industrial real estate investment trust; Black Hills Corporation, an electric and gas utility and non-regulated energy; and Kodiak Oil & Gas Corp., a Bakken Shale exploration and development company.

The team funded these positions in part by selling the Fund’s positions in: Teradata Corporation; Joy Global Inc., a mining equipment manufacturer; Northeast Utilities, a New England electric and gas utility; Northern Oil & Gas Inc., a Bakken Shale exploration and development company; and First Niagara Financial Group, Inc., a bank holding company.

The Fund’s performance contained in the Management’s Discussion of Fund Performance is based on Class Y Shares of the Fund. Performance of the other classes of shares will differ. Management’s Discussion of Fund Performance presents information about the Fund’s holdings that are believed to be accurate, and the views of the portfolio managers, as of June 30, 2013. The Fund’s holdings, the information about the Fund’s holdings and the views of the portfolio managers may change, and the Fund disclaims any obligation to advise shareholders of any such changes. Discussions regarding specific holdings are for illustration only and are not intended as recommendations to purchase or sell individual stocks. A complete list of Fund holdings as of June 30, 2013 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

vi

The Russell Midcap® Index includes approximately 800 of the smallest Russell 1000® Index companies (approximately 1,000 of the largest companies in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market). Index performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

vii

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2013 through June 30, 2013.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to

viii

an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Period* 1/1/13-6/30/13	Annualized Expense Ratio
Actual
Class Y	$1,000.00	$1,147.50	$5.75	1.08%
Class A	$1,000.00	$1,145.90	$7.08	1.33%
Class B	$1,000.00	$1,141.80	$11.05	2.08%
Class C	$1,000.00	$1,141.80	$10.99	2.07%
Class K	$1,000.00	$1,146.30	$7.02	1.32%
Class R	$1,000.00	$1,144.50	$8.40	1.58%
Class R6	$1,000.00	$1,148.50	$4.74	0.89%
Hypothetical
Class Y	$1,000.00	$1,019.44	$5.41	1.08%
Class A	$1,000.00	$1,018.20	$6.66	1.33%
Class B	$1,000.00	$1,014.48	$10.39	2.08%
Class C	$1,000.00	$1,014.53	$10.34	2.07%
Class K	$1,000.00	$1,018.25	$6.61	1.32%
Class R	$1,000.00	$1,016.96	$7.90	1.58%
Class R6	$1,000.00	$1,020.38	$4.46	0.89%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

ix

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x

Munder Mid-Cap Core Growth Fund

Portfolio of Investments, June 30, 2013

Shares		Value(a)

COMMON STOCKS — 98.6%
Consumer Discretionary — 18.7%
Auto Components — 1.2%
753,000	BorgWarner Inc †	$64,870,950

Distributors — 1.9%
3,987,000	LKQ Corp †	102,665,250

Hotels, Restaurants & Leisure — 1.1%
1,388,800	Marriott International Inc/DE, Class A	56,065,856

Household Durables — 2.1%
683,100	Toll Brothers Inc †	22,289,553
1,137,325	Tupperware Brands Corp	88,358,779

		110,648,332

Media — 5.6%
2,248,400	Cinemark Holdings Inc	62,775,328
1,008,400	Discovery Communications Inc, Class A †	77,858,564
705,646	Liberty Media Corp, Class A †	89,447,687
2,968,446	Starz, Class A †	65,602,657

		295,684,236

Multiline Retail — 1.1%
933,300	Family Dollar Stores Inc	58,153,923

Specialty Retail — 4.7%
2,294,700	Ascena Retail Group Inc †	40,042,515
1,352,900	L Brands Inc	66,630,325
1,066,000	Ross Stores Inc	69,087,460
2,311,800	Sally Beauty Holdings Inc †	71,896,980

		247,657,280

Textiles, Apparel & Luxury Goods — 1.0%
491,700	Fossil Group Inc †	50,797,527

Total Consumer Discretionary		986,543,354

Consumer Staples — 3.9%
Beverages — 1.2%
1,034,600	Monster Beverage Corp †	62,872,642

Food Products — 1.1%
806,200	Green Mountain Coffee Roasters Inc †	60,513,372

Household Products — 1.6%
1,357,050	Church & Dwight Co Inc	83,743,555

Total Consumer Staples		207,129,569

See Notes to Financial Statements.

1

Munder Mid-Cap Core Growth Fund

Portfolio of Investments, June 30, 2013 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Energy — 7.5%
Energy Equipment & Services — 3.4%
1,032,500	Atwood Oceanics Inc †	$53,741,625
1,073,000	Oceaneering International Inc	77,470,600
552,600	Oil States International Inc †	51,192,864

		182,405,089

Oil, Gas & Consumable Fuels — 4.1%
684,200	Concho Resources Inc †	57,281,224
2,599,100	Denbury Resources Inc †	45,016,412
754,900	Gulfport Energy Corp †	35,533,143
4,571,800	Kodiak Oil & Gas Corp †	40,643,302
1,055,400	Valero Energy Corp	36,696,258

		215,170,339

Total Energy		397,575,428

Financials — 17.5%
Capital Markets — 5.6%
795,400	Affiliated Managers Group Inc †	130,397,876
3,112,800	Invesco Ltd	98,987,040
1,172,700	Northern Trust Corp	67,899,330

		297,284,246

Commercial Banks — 2.6%
4,394,300	Fifth Third Bancorp	79,317,115
712,675	Signature Bank †	59,166,278

		138,483,393

Insurance — 4.5%
2,755,900	Lincoln National Corp	100,507,673
1,112,100	Reinsurance Group of America Inc	76,857,231
699,700	RenaissanceRe Holdings Ltd	60,726,963

		238,091,867

Real Estate Investment Trusts (REITs) — 4.3%
793,325	Digital Realty Trust Inc	48,392,825
267,950	Essex Property Trust Inc	42,582,614
1,012,000	Kilroy Realty Corp	53,646,120
1,344,400	Macerich Co/The	81,968,068

		226,589,627

See Notes to Financial Statements.

2

Shares		Value(a)

Financials (Continued)
Thrifts & Mortgage Finance — 0.5%
2,249,000	Radian Group Inc	$26,133,380

Total Financials		926,582,513

Health Care — 11.5%
Biotechnology — 1.2%
1,129,225	BioMarin Pharmaceutical Inc †	62,999,463

Health Care Equipment & Supplies — 3.5%
689,100	Cooper Cos Inc/The	82,037,355
1,540,900	DENTSPLY International Inc	63,115,264
78,260	Intuitive Surgical Inc †	39,644,951

		184,797,570

Health Care Providers & Services — 4.6%
695,850	DaVita HealthCare Partners Inc †	84,058,680
5,996,350	Health Management Associates Inc, Class A †	94,262,622
2,188,000	HealthSouth Corp †	63,014,400

		241,335,702

Health Care Technology — 1.1%
621,800	Cerner Corp †	59,748,762

Life Sciences Tools & Services — 1.1%
277,775	Mettler-Toledo International Inc †	55,888,330

Total Health Care		604,769,827

Industrials — 13.4%
Aerospace & Defense — 1.1%
251,700	Precision Castparts Corp	56,886,717

Building Products — 1.3%
1,742,800	Fortune Brands Home & Security Inc	67,516,072

Commercial Services & Supplies — 2.2%
1,750,028	Iron Mountain Inc	46,568,245
648,075	Stericycle Inc †	71,566,922

		118,135,167

Electrical Equipment — 2.1%
1,312,100	AMETEK Inc	55,501,830
549,300	Hubbell Inc, Class B	54,380,700

		109,882,530

See Notes to Financial Statements.

3

Munder Mid-Cap Core Growth Fund

Portfolio of Investments, June 30, 2013 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Industrials (Continued)
Machinery — 1.8%
1,385,700	Terex Corp †	$36,443,910
785,400	WABCO Holdings Inc †	58,661,526

		95,105,436

Marine — 1.3%
856,460	Kirby Corp †	68,122,829

Professional Services — 1.1%
589,650	IHS Inc, Class A †	61,547,667

Road & Rail — 2.5%
717,125	Kansas City Southern	75,986,565
1,344,600	Old Dominion Freight Line Inc †	55,962,252

		131,948,817

Total Industrials		709,145,235

Information Technology — 13.2%
Communications Equipment — 1.0%
935,200	Motorola Solutions Inc	53,989,096

IT Services — 2.2%
911,010	Cognizant Technology Solutions Corp, Class A †	57,038,336
686,075	Fiserv Inc †	59,969,816

		117,008,152

Office Electronics — 1.0%
5,700,200	Xerox Corp	51,700,814

Semiconductors & Semiconductor Equipment — 3.5%
1,520,300	Microchip Technology Inc	56,631,175
7,105,800	ON Semiconductor Corp †	57,414,864
3,151,700	Skyworks Solutions Inc †	68,990,713

		183,036,752

Software — 5.5%
907,175	Check Point Software Technologies Ltd †	45,068,454
3,276,800	Mentor Graphics Corp	64,061,440
1,256,000	MICROS Systems Inc †	54,196,400
1,221,600	Red Hat Inc †	58,416,912
1,285,625	Solera Holdings Inc	71,545,031

		293,288,237

Total Information Technology		699,023,051

See Notes to Financial Statements.

4

Shares		Value(a)

Materials — 6.8%
Chemicals — 5.3%
920,025	Airgas Inc	$87,825,586
806,100	Ecolab Inc	68,671,659
939,500	LyondellBasell Industries NV, Class A	62,251,270
742,500	WR Grace & Co †	62,399,700

		281,148,215

Containers & Packaging — 1.5%
1,952,150	Crown Holdings Inc †	80,291,930

Total Materials		361,440,145

Telecommunication Services — 1.7%
Wireless Telecommunication Services — 1.7%
1,168,000	SBA Communications Corp, Class A †	86,572,160

Utilities — 4.4%
Electric Utilities — 1.5%
844,100	ITC Holdings Corp	77,066,330

Multi-Utilities — 2.9%
636,700	Black Hills Corp	31,039,125
3,432,100	NiSource Inc	98,295,344
640,211	NorthWestern Corp	25,544,419

		154,878,888

Total Utilities		231,945,218

TOTAL COMMON STOCKS
(Cost $3,413,228,130)		5,210,726,500

INVESTMENT COMPANIES — 1.7%
Financials — 1.2%
Capital Markets — 1.2%
5,137,300	American Capital Ltd †	65,089,591

Multi-Sector — 0.5%
Multi-Industries — 0.5%
16,100	SPDR S&P MidCap 400 ETF Trust	3,387,118
21,878,701	State Street Institutional U.S. Government Money Market Fund	21,878,701

Total Multi-Sector		25,265,819

TOTAL INVESTMENT COMPANIES
(Cost $72,271,558)		90,355,410

See Notes to Financial Statements.

5

Munder Mid-Cap Core Growth Fund

Portfolio of Investments, June 30, 2013 (continued)

TOTAL INVESTMENTS
(Cost $3,485,499,688)	100.3	$5,301,081,910
OTHER ASSETS AND LIABILITIES (Net)	(0.3)	(14,942,024)

NET ASSETS	100.0%	$5,286,139,886

†	Non-income producing security.

(a)	As of June 30, 2013, the values of securities of the Fund were determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

See Notes to Financial Statements.

6

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7

Munder Mid-Cap Core Growth Fund

Statement of Assets and Liabilities, June 30, 2013

ASSETS:
Investments, at value (see accompanying schedule)	$5,301,081,910
Dividends and interest receivable	4,646,983
Receivable for investment securities sold	8,131,513
Receivable for Fund shares sold	24,069,015
Prepaid expenses and other assets	287,219

Total Assets	5,338,216,640

LIABILITIES:
Payable for investment securities purchased	26,105,327
Payable for Fund shares redeemed	21,955,472
Transfer agency/record keeping fees payable	2,359,400
Distribution and shareholder servicing fees payable — Class A, B, C and R Shares	483,110
Investment advisory fees payable	326,087
Administration fees payable	276,117
Trustees’ fees and expenses payable	223,668
Custody fees payable	54,063
Shareholder servicing fees payable — Class K Shares	2,234
Accrued expenses and other payables	291,276

Total Liabilities	52,076,754

NET ASSETS	$5,286,139,886

Investments, at cost	$3,485,499,688

See Notes to Financial Statements.

8

NET ASSETS consist of:
Undistributed net investment income	$101,860
Accumulated net realized loss on investments sold	(59,353,279)
Net unrealized appreciation of investments	1,815,582,222
Paid-in capital	3,529,809,083

$5,286,139,886

NET ASSETS:
Class Y Shares	$3,605,965,940

Class A Shares	$1,311,427,806

Class B Shares	$16,371,711

Class C Shares	$214,547,673

Class K Shares	$10,690,073

Class R Shares	$55,046,872

Class R6 Shares	$72,089,811

SHARES OUTSTANDING:
Class Y Shares	95,963,808

Class A Shares	35,830,977

Class B Shares	489,866

Class C Shares	6,406,079

Class K Shares	292,277

Class R Shares	1,530,810

Class R6 Shares	1,914,334

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$37.58

CLASS A SHARES:
Net asset value and redemption price per share	$36.60

Maximum sales charge	5.50%
Maximum offering price per share	$38.73

CLASS B SHARES:
Net asset value and offering price per share*	$33.42

CLASS C SHARES:
Net asset value and offering price per share*	$33.49

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$36.58

CLASS R SHARES:
Net asset value, offering price and redemption price per share	$35.96

CLASS R6 SHARES:
Net asset value, offering price and redemption price per share	$37.66

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

9

Munder Mid-Cap Core Growth Fund

Statement of Operations, For the Year Ended June 30, 2013

INVESTMENT INCOME:
Interest	$3,534
Dividends(a)	62,799,868

Total Investment Income	62,803,402

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	3,129,235
Class B Shares	190,895
Class C Shares	2,037,796
Class R Shares	265,366
Shareholder servicing fees:
Class K Shares	30,552
Investment advisory fees	36,504,158
Transfer agency/record keeping fees(b)	10,547,502
Administration fees	3,134,971
Custody fees	603,406
Trustees’ fees and expenses	563,007
Legal and audit fees	283,255
Registration and filing fees	152,193
Other	741,623

Total Expenses	58,183,959

NET INVESTMENT INCOME	4,619,443

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from security transactions	177,931,664
Net change in unrealized appreciation/(depreciation) of securities	794,985,734

Net realized and unrealized gain on investments	972,917,398

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$977,536,841

(a)	Net of foreign withholding taxes of $681,065.

(b)	Transfer agency/record keeping fees — The amounts for Class Y, Class A, Class B, Class C, Class K, Class R and Class R6 Shares were $7,160,974, $2,744,373, $43,114, $446,405, $27,670, $116,777, and $8,189, respectively.

See Notes to Financial Statements.

10

Munder Mid-Cap Core Growth Fund

Statements of Changes in Net Assets

	Year Ended June 30, 2013	Year Ended June 30, 2012
Net investment income/(loss)	$4,619,443	$(7,337,398)
Net realized gain from security transactions and in-kind redemptions	177,931,664	230,990,441
Net change in net unrealized appreciation/(depreciation) of securities	794,985,734	(318,504,519)

Net increase/(decrease) in net assets resulting from operations	977,536,841	(94,851,476)
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	(81,138,204)	54,403,364
Class A Shares	(168,894,809)	(240,348,427)
Class B Shares	(8,961,352)	(6,690,759)
Class C Shares	(22,608,286)	(39,703,107)
Class K Shares	(6,512,330)	(12,166,084)
Class R Shares	(8,221,851)	(2,938,298)
Class R6 Shares	67,122,440	50,000
Short-term trading fees	—	652

Net increase/(decrease) in net assets	748,322,449	(342,244,135)
NET ASSETS:
Beginning of year	4,537,817,437	4,880,061,572

End of year	$5,286,139,886	$4,537,817,437

Undistributed net investment income/(Accumulated net investment loss)	$101,860	$(4,517,583)

See Notes to Financial Statements.

11

Munder Mid-Cap Core Growth Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended June 30, 2013	Year Ended June 30, 2012
Amount
Class Y Shares:
Sold	$695,572,253	$878,123,133
Redeemed	(776,710,457)	(782,584,838)
In-kind redemption	—	(41,134,931)

Net increase/(decrease)	$(81,138,204)	$54,403,364

Class A Shares:
Sold*	$231,697,208	$294,876,544
Redeemed	(400,592,017)	(535,224,971)

Net decrease	$(168,894,809)	$(240,348,427)

Class B Shares:
Sold	$127,733	$83,177
Redeemed*	(9,089,085)	(6,773,936)

Net decrease	$(8,961,352)	$(6,690,759)

Class C Shares:
Sold	$16,822,410	$16,098,042
Redeemed	(39,430,696)	(55,801,149)

Net decrease	$(22,608,286)	$(39,703,107)

Class K Shares:
Sold	$973,350	$1,749,503
Redeemed	(7,485,680)	(13,915,587)

Net decrease	$(6,512,330)	$(12,166,084)

Class R Shares:
Sold	$12,893,334	$15,662,341
Redeemed	(21,115,185)	(18,600,639)

Net decrease	$(8,221,851)	$(2,938,298)

Class R6 Shares:
Sold	$71,929,254	$50,000
Redeemed	(4,806,814)	—

Net increase	$67,122,440	$50,000

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

12

	Year Ended June 30, 2013	Year Ended June 30, 2012
Shares
Class Y Shares:
Sold	20,291,535	29,585,648
Redeemed	(22,602,003)	(26,865,424)
In-kind redemption	—	(1,431,776)

Net increase/(decrease)	(2,310,468)	1,288,448

Class A Shares:
Sold*	6,965,798	10,355,526
Redeemed	(12,212,222)	(18,744,685)

Net decrease	(5,246,424)	(8,389,159)

Class B Shares:
Sold	4,049	3,062
Redeemed*	(299,331)	(255,185)

Net decrease	(295,282)	(252,123)

Class C Shares:
Sold	544,763	595,590
Redeemed	(1,310,737)	(2,090,680)

Net decrease	(765,974)	(1,495,090)

Class K Shares:
Sold	28,679	62,891
Redeemed	(229,643)	(488,599)

Net decrease	(200,964)	(425,708)

Class R Shares:
Sold	391,095	552,302
Redeemed	(652,216)	(656,316)

Net decrease	(261,121)	(104,014)

Class R6 Shares:
Sold	2,049,459	1,727
Redeemed	(136,852)	—

Net increase	1,912,607	1,727

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

13

Munder Mid-Cap Core Growth Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares
	Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)
Net asset value, beginning of period	$30.71	$31.09	$22.44	$18.51	$27.37

Income/(loss) from investment operations:
Net investment income/(loss)	0.07	(0.01)	(0.02)	0.05	0.10
Net realized and unrealized gain/(loss) on investments	6.80	(0.37)	8.68	3.96	(8.93)

Total from investment operations	6.87	(0.38)	8.66	4.01	(8.83)

Less distributions:
Dividends from net investment income	—	—	(0.01)	(0.08)	—
Distributions from net realized gains	—	—	—	—	(0.03)

Total distributions	—	—	(0.01)	(0.08)	(0.03)

Short-term trading fees	—	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$37.58	$30.71	$31.09	$22.44	$18.51

Total return(d)	22.37%	(1.22)%	38.59%	21.67%	(32.26)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$3,605,966	$3,018,188	$3,015,321	$2,109,229	$1,656,032
Ratio of operating expenses to average net assets	1.08%	1.06%	1.08%	1.09%	1.11%
Ratio of net investment income/(loss) to average net assets	0.21%	(0.04)%	(0.07)%	0.20%	0.50%
Portfolio turnover rate	25%	48%	65%	52%	65%

(a)	Class Y Shares and Class A Shares of the Fund commenced operations on June 24, 1998 and July 3, 2000, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount represents less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

See Notes to Financial Statements.

14

A Shares
Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)
$29.99	$30.44	$22.01	$18.16	$26.92

(0.01)	(0.08)	(0.09)	(0.01)	0.04

6.62	(0.37)	8.52	3.89	(8.77)

6.61	(0.45)	8.43	3.88	(8.73)

—	—	—	(0.03)	—
—	—	—	—	(0.03)

—	—	—	(0.03)	(0.03)

—	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

$36.60	$29.99	$30.44	$22.01	$18.16

22.04%	(1.48)%	38.30%	21.34%	(32.43)%

$1,311,428	$1,231,903	$1,505,526	$1,306,682	$1,367,350

1.33%	1.32%	1.33%	1.34%	1.35%

(0.04)%	(0.28)%	(0.32)%	(0.06)%	0.21%
25%	48%	65%	52%	65%

See Notes to Financial Statements.

15

Munder Mid-Cap Core Growth Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

(continued)

	B Shares
	Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)
Net asset value, beginning of period	$27.59	$28.21	$20.56	$17.07	$25.50

Income/(loss) from investment operations:
Net investment loss	(0.24)	(0.28)	(0.27)	(0.17)	(0.10)
Net realized and unrealized gain/(loss) on investments	6.07	(0.34)	7.92	3.66	(8.30)

Total from investment operations	5.83	(0.62)	7.65	3.49	(8.40)

Less distributions:
Distributions from net realized gains	—	—	—	—	(0.03)

Total distributions	—	—	—	—	(0.03)

Short-term trading fees	—	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$33.42	$27.59	$28.21	$20.56	$17.07

Total return(d)	21.13%	(2.20)%	37.21%	20.45%	(32.94)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000s)	$16,372	$21,664	$29,263	$27,318	$29,614
Ratio of operating expenses to average net assets	2.09%	2.07%	2.08%	2.09%	2.10%
Ratio of net investment loss to average net assets	(0.79)%	(1.04)%	(1.08)%	(0.81)%	(0.55)%
Portfolio turnover rate	25%	48%	65%	52%	65%

(a)	Class B Shares and Class C shares (known as Class II Shares prior to October 31, 2003) of the Fund commenced operations on July 5, 2000 and July 14, 2000, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount represents less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

See Notes to Financial Statements.

16

C Shares
Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)
$27.65	$28.27	$20.60	$17.10	$25.55

(0.24)	(0.28)	(0.27)	(0.17)	(0.10)

6.08	(0.34)	7.94	3.67	(8.32)

5.84	(0.62)	7.67	3.50	(8.42)

—	—	—	—	(0.03)

—	—	—	—	(0.03)

—	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

$33.49	$27.65	$28.27	$20.60	$17.10

21.12%	(2.19)%	37.23%	20.47%	(32.96)%

$214,548	$198,296	$245,023	$214,746	$230,909

2.08%	2.07%	2.08%	2.09%	2.10%

(0.79)%	(1.04)%	(1.07)%	(0.81)%	(0.55)%
25%	48%	65%	52%	65%

See Notes to Financial Statements.

17

Munder Mid-Cap Core Growth Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

(continued)

	K Shares
	Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)
Net asset value, beginning of period	$29.97	$30.42	$22.00	$18.15	$26.91

Income/(loss) from investment operations:
Net investment income/(loss)	(0.01)	(0.09)	(0.09)	(0.01)	0.03
Net realized and unrealized gain/(loss) on investments	6.62	(0.36)	8.51	3.89	(8.76)

Total from investment operations	6.61	(0.45)	8.42	3.88	(8.73)

Less distributions:
Dividends from net investment income	—	—	—	(0.03)	—
Distributions from net realized gains	—	—	—	—	(0.03)

Total distributions	—	—	—	(0.03)	(0.03)

Short-term trading fees	—	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$36.58	$29.97	$30.42	$22.00	$18.15

Total return(d)	22.06%	(1.48)%	38.27%	21.35%	(32.44)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$10,690	$14,783	$27,951	$30,681	$34,105
Ratio of operating expenses to average net assets	1.34%	1.32%	1.33%	1.34%	1.35%
Ratio of net investment income/(loss) to average net assets	(0.04)%	(0.30)%	(0.33)%	(0.06)%	0.17%
Portfolio turnover rate	25%	48%	65%	52%	65%

(a)	Class K Shares and Class R Shares of the Fund commenced operations on December 17, 2002 and July 29, 2004, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount represents less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

(e)	Amount is less than 0.005%.

See Notes to Financial Statements.

18

R Shares
Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Year Ended 6/30/11(b)	Year Ended 6/30/10(b)	Year Ended 6/30/09(b)
$29.54	$30.05	$21.79	$18.00	$26.76

(0.09)	(0.15)	(0.15)	(0.07)	0.00	(c)
6.51	(0.36)	8.41	3.86	(8.73)

6.42	(0.51)	8.26	3.79	(8.73)

—	—	—	—	—
—	—	—	—	(0.03)

—	—	—	—	(0.03)

—	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

$35.96	$29.54	$30.05	$21.79	$18.00

21.73%	(1.70)%	37.91%	21.06%	(32.62)%

$55,047	$52,931	$56,978	$47,354	$59,485

1.58%	1.56%	1.58%	1.59%	1.60%
(0.28)%	(0.54)%	(0.57)%	(0.33)%	0.00	%(e)
25%	48%	65%	52%	65%

See Notes to Financial Statements.

19

Munder Mid-Cap Core Growth Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	R6 Shares
	Year Ended 6/30/13(b)	Period Ended 6/30/12(b)
Net asset value, beginning of period	$30.71	$28.95

Income/(loss) from investment operations:
Net investment income	0.14	0.02
Net realized and unrealized gain on investments	6.81	1.74

Total from investment operations	6.95	1.76

Net asset value, end of period	$37.66	$30.71

Total return(c)	22.63%	6.08%

Ratios to Average Net Assets:
Net assets, end of period (in 000’s)	$72,090	$53
Ratio of operating expenses to average net assets	0.89%	0.84	%(d)
Ratio of net investment income to average net assets	0.39%	0.65	%(d)
Portfolio turnover rate	25%	48%

(a)	Class R6 Shares of the Fund commenced operations on June 1, 2012.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Total return represents aggregate total return for the period indicated.

(d)	Annualized.

See Notes to Financial Statements.

20

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2013

1.	Organization

As of June 30, 2013, the Munder Funds consisted of 10 portfolios, each of which is a series of Munder Series Trust (“MST”). Information presented in these financial statements pertains only to the Munder Mid-Cap Core Growth Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to provide long-term capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 7 classes of shares — Class A, Class B, Class C, Class K, Class R, Class R6 and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B shares are closed to new investors and accounts and additional purchases by existing Class B shareholders other than pursuant to an exchange or a distribution reinvestment. Class B Shares may be subject to a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class C Shares are sold without a front-end sales charge but may be subject to a CDSC. Class K, Class R, Class R6 and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if

21

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2013 (continued)

any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuation determinations may be made using a market-based approach that involves a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information. Discounts also may be applied due to the nature or duration of any restrictions on the disposition of the investments. The pricing committee monitors the valuation approaches that it employs by reviewing, without limitation, key inputs and assumptions and any related market activity. Due to the inherent uncertainty of fair valuations, a fair value may differ significantly from the value that would have been used had an active market existed.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

22

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2013 (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2013:

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$5,301,081,910
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—

Total	$5,301,081,910

Securities or other financial instruments that transfer between levels during the period are treated as though the transfer occurred at the beginning of the period. There were no transfers into or out of any levels as described above during the fiscal year ended June 30, 2013.

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector and industry.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, if any, is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method, subject to certain minimums. Allocated Munder Funds expenses, direct Fund-level expenses, income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Class-level expenses attributable to Class R6 Shares are charged directly to that class. All other class-level expenses (excluding distribution and shareholder servicing fees) are allocated to the remaining share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

23

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2013 (continued)

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2013.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2010.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.75% on the first $6 billion of its average daily net assets; 0.70% on the next $2 billion; and 0.65% on average daily net assets exceeding $8 billion. During the year ended June 30, 2013, the Fund paid an annual effective rate of 0.75% for advisory services.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee
First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2013, the Advisor earned $3,134,971 before payment of sub-administration fees and $2,109,372 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2013, the Fund paid an annual effective rate of 0.0644% for administrative services.

During the year ended June 30, 2013, each Trustee was paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee of MST, plus out-of-pocket

24

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2013 (continued)

expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also received an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2013, no officer, director or employee of the Advisor or any of its affiliates received any compensation from MST.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) that applies to the Fund’s Class A, Class B, Class C, Class K and Class R Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates payable under the Plan for each class, as a percentage of average daily net assets, were as follows:

Class A Shares 12b-1 Fees	Class B Shares 12b-1 Fees	Class C Shares 12b-1 Fees	Class R Shares 12b-1 Fees	Class K Shares Service Fees
0.25%	1.00%	1.00%	1.00%	0.25%

For Class R Shares, the 12b-1 fees have been limited to 0.50% pursuant to the Fund’s contract with its distributor.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $1,214,421,930 and $1,427,282,920, respectively, for the year ended June 30, 2013.

At June 30, 2013, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $1,782,017,961,

25

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2013 (continued)

aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $29,010,068 and net appreciation for tax purposes was $1,753,007,893. At June 30, 2013, aggregate cost for tax purposes was $3,548,074,017.

6.	Revolving Line of Credit

Effective December 5, 2012, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes a quarterly commitment fee on the daily amount of the unused commitment, allocated among the participating Munder Funds on the basis of relative net assets. Prior to December 5, 2012, the quarterly commitment fee was equal to 0.125% per annum. Effective December 5, 2012, the quarterly commitment fee is equal to 0.11% per annum. During the year ended June 30, 2013, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2013, total commitment fees for the Fund were $45,593.

7.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2013, no permanent differences were reclassified at year end.

26

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2013 (continued)

At June 30, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Capital Gains	Capital Loss Carryover	Unrealized Appreciation	Total
$117,514	$4,420,582	$(1,199,534)	$1,753,007,893	$1,756,346,455

The differences between book and tax distributable earnings were primarily due to wash sales, deferred trustees’ fees and return of capital basis adjustments.

Under the Regulated Investment Company Modernization Act of 2010, capital losses realized after June 30, 2011 may be carried forward indefinitely and will retain their tax character as either short-term or long-term. Capital losses realized prior to July 1, 2011 will continue to be subject to their original expiration dates and will continue to be treated as short-term losses. Capital losses that can be carried forward indefinitely must be utilized fully before using capital losses that expire.

As determined at June 30, 2013, the Fund had available for federal income tax purposes $1,199,534 of unused short-term capital losses which expire in 2016 and may be further limited as these amounts were acquired in the reorganization with Munder Small-Mid Cap Fund that occurred on March 27, 2009.

During the year ended June 30, 2013, $151,121,325 in carried-forward capital losses were utilized by the Fund.

27

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Mid-Cap Core Growth Fund and Board of Trustees of Munder Series Trust:

We have audited the accompanying statement of assets and liabilities of Munder Mid-Cap Core Growth Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”), including the portfolio of investments, as of June 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Mid-Cap Core Growth Fund of Munder Series Trust at June 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 23, 2013

28

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2013 (unaudited) (continued)

9.	Tax Information (Unaudited)

For the fiscal year ended June 30, 2013, the Fund designates approximately $63,480,933 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

10.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

11.	Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

12.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ended June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

13.	Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). At an in-person meeting held on May 13-14, 2013, the Board of Trustees unanimously voted to approve the continuation of the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2013.

29

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2013 (continued)

In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. The Board and counsel to the “Non-Interested Trustees” had an opportunity to review such information in advance of the meeting. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.)

Both in Board meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other Board meetings held during the course of the fiscal year (including, in particular, the February 2013 Board meeting), the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the fiscal year, regarding the Advisor, its services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” were separately advised by their independent legal counsel, with respect to the specific information requested for their consideration as well as with their deliberations regarding the continuation of the Advisory Agreement. The discussion below is not intended to be all-inclusive or intended to touch on every fact or issue that the Board took into consideration regarding the renewal of the Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information as part of its robust evaluation process. The determination to approve the continuance of the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information requested and provided to the Board. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

30

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2013 (continued)

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•

the general experience, business, operations and financial condition of the Advisor. In connection with these considerations, the Board was presented with detailed information concerning the organizational and ownership structure of the Advisor, recent changes within the Advisor’s organization (including key personnel changes) and the financial condition of the Advisor;

•

the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund. In connection with these considerations, the Board was presented with detailed information concerning key portfolio management positions at the Advisor, personnel changes and changes in employee responsibilities within the Advisor in 2012 and 2013, the organizational structure and depth of the Advisor’s portfolio management team, and the structure of the Advisor’s compensation of key investment personnel;

•	the services provided by the Advisor to the Fund during the previous year and the services anticipated to be provided to the Fund in the upcoming year;

•

the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through contractual waivers of a portion of the investment advisory fees, the addition of contractual fee breakpoints or a contractual reduction of its advisory fees), although no such adjustments were made to the Fund’s investment advisory fees during the current period;

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the Advisor’s marketing efforts with respect to the Munder Funds in recent years and on an ongoing basis;

•

the actions the Advisor had taken, or recommendations the Advisor made that resulted in the Munder Funds taking actions, that benefited certain funds over the past year, including obtaining an order from the Securities and Exchange Commission permitting the Munder Funds to be operated in a manager of managers structure (subject to shareholder approval, as applicable);

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of the Advisory Agreement.

31

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2013 (continued)

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board supported approval of the continuance of the Advisory Agreement.

(b) The investment performance of the Fund and the Advisor: The Board considered the relative performance of the Fund against a variety of standards as of December 31, 2012, including (1) the one-, three-, five- and ten-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares compared to the performance of the Fund’s benchmark index and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-, three-, five- and ten-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the three-, five- and ten-year and the overall “star” ratings of the Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of the Fund’s Class Y Shares for the one-, three- and five-year periods as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies, among other factors; and (5) the Fund’s one-, three-, five- and ten-year total returns as compared to the performance of other funds in the same Morningstar category as the Fund.

In this regard, the Board considered that as of December 31, 2012: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, exceeded the performance of its benchmark for the three- and ten-year and since inception periods but trailed the performance of its benchmark for the one- and five-year periods, and (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, exceeded the median performance of the Fund’s Lipper peer group for the one-, three-, five- and ten-year periods. In addition, the Board considered the performance of the Fund against various performance benchmarks for periods ended March 31, 2013. The Board also considered information provided by the Advisor regarding its ongoing efforts to enhance investment results both with respect to the Fund and generally with respect to all of the Munder Funds.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund supported approval of the continuance of the Advisory Agreement.

(c) The costs of the services to be provided and profits expected to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs of and profits realized by the Advisor in 2012, and projections by the Advisor as to the expected costs of and profits expected to be realized by the Advisor over the 12 months ending on December 31, 2013, with respect to all

32

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2013 (continued)

services provided by the Advisor to the Fund, based on certain assumptions disclosed to the Board. The Board considered the costs relating to the Advisor’s services in light of the Fund’s performance. Based on these facts, the Board concluded that the profits that are expected to be realized by the Advisor with respect to the Fund were not unreasonable in light of the costs relating to the services that the Advisor provides to the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years, and on an ongoing basis, to review the advisory and other fees and expenses of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (by reducing its contractual advisory fees, through the implementation of contractual breakpoints or through the implementation of contractual waivers) in an overall effort to reduce the total operating expenses of the Munder Funds. The Board also considered that the Advisor had implemented contractual advisory fee breakpoints, reductions in contractual advisory fees or contractual advisory fee waivers with respect to certain of the Munder Funds in recent years. The Board also noted the contractual breakpoints in the advisory fee schedule for the Fund. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders in the future.

In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its significant efforts in recent years to renegotiate contracts with other service providers for the Funds in order to (i) enhance and/or clarify the services to be provided to the Munder Funds and (ii) reduce the total operating expense ratios of the Munder Funds. In particular, the Board considered the Advisor’s negotiation (for the benefit of the Munder Funds) of a reduction in the transfer agency fees effective beginning in June 2011.

Based on these facts and considerations, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). In addition, the Board received separate information generated from Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, which compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers. The Board considered information from a third-party consultant (which the Board

33

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2013 (continued)

had engaged in connection with prior evaluations of the Munder Funds’ fees) as to the methodology established for analyzing the reasonableness of advisory fees. The Board also considered information provided regarding the fees that the Advisor charges to other investment advisory clients, including institutional separate accounts, with investment objectives and strategies substantially similar to the Fund, and noted the relative scope of the management of and the services provided to those types of accounts versus the Fund.

The Board also considered the Fund’s total operating expense ratio (on both a gross and net basis) in comparison to those of a small group of funds in the same Morningstar category as the Fund and with average assets comparable to the Fund, and the Fund’s total operating expense ratio on a gross basis (and certain components of the total operating expense ratio) in comparison to a larger group of funds in the same Morningstar category as the Fund.

Based on these considerations and comparisons, the Board concluded that the current advisory fee and total expense ratio of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor from its relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that consultants and potential institutional separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor might obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, while money managers may benefit from the use of “soft dollars” obtained from broker-dealers through the payment of commissions on trades in client accounts, the Advisor limits soft dollar usage to research and brokerage products and services that the Advisor believes are permitted under the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934. Based on these facts and considerations, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

Based upon its thorough review and evaluation of the information requested and provided and the factors and issues addressed above, among others, and following discussion and having reached certain conclusions, as discussed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2013.

34

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2013 (continued)

14.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds as of June 30, 2013, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 65	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	Chairman, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 9/11); President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (12/05 to 9/11).	10	NVR, Inc. (homebuilding and mortgage banking) (since 12/11); Chesapeake Lodging Trust (real estate investment trust) (since 1/10); DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 66	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	10	None

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 75	Trustee	Indefinite; since 11/89	Retired (since 7/09); Vice President, Macomb Community College (7/01-6/09); Dean, Macomb Community College (9/97-6/09).	10	None

35

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2013 (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 64	Trustee	Indefinite; since 2/03	President, Business Roundtable (association of business chief executive officers) (since 1/11); President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (10/04-1/11).	10	K12, Inc. (provider of online education) (since 11/12); Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Delta Airlines (10/08 to 7/12); Northwest Airlines (4/03 to 10/08).

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 54	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05).	10	Masco Corporation (manufacturer of home improvement and building products) (since 12/06); Taubman Centers, Inc. (real estate investment trust) (since 1/97).
Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 74	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	10	CMS Energy Corporation (utility company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” as defined under the 1940 Act. Mr. Monahan beneficially owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., a sub-advisor to a separate series of MST. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

36

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2013 (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Officers

James V. FitzGerald 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 53	President and Principal Executive Officer	through 2/14; since 1/10	President and Chief Operating Officer of Munder Capital Management (investment advisor) (since 1/10); Director, Munder Capital Holdings, LLC (investment advisor holding company) (since 1/10); President and Chief Operating Officer of Integrity Asset Management, LLC (investment advisor) (since 6/12); President and Chief Operating Officer of Pierce Street Advisors, LLC (investment advisor) (since 1/10); President of Munder Capital Management (6/09 to 1/10); Managing Director, Distribution and Chief Marketing Officer of Munder Capital Management (6/07 to 6/09).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 55	Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer	through 2/14; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Integrity Asset Management, LLC (investment advisor) (since 6/12); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF Offshore Fund Ltd. (since 5/09).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 47	Vice President and Principal Financial Officer	through 2/14; since 2/01	Managing Director and Chief Financial Officer of Munder Capital Management (investment advisor) (since 9/08); Managing Director, Chief Financial Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 9/08); Managing Director and Chief Financial Officer of Integrity Asset Management, LLC (investment advisor) (since 6/12); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Management (6/07 to 9/08); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (12/06 to 9/08).

David W. Rumph 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 41	Treasurer and Principal Accounting Officer	through 2/14; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08).

37

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2013 (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years

Bradford E. Smith 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 41	Assistant Treasurer	through 2/14; since 5/00	Director of Operations of Munder Capital Management (investment advisor) (since 5/10); Director of Mutual Fund Operations of Munder Capital Management (investment advisor) (3/01 to 5/10).

Kevin R. Kuhl 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 37	Assistant Treasurer	through 2/14; since 8/04	Director, Accounting of Munder Capital Management (investment advisor) (since 7/08); Manager of Mutual Fund Administration of Munder Capital Management (1/08 to 07/08).

Mary Ann C. Shumaker 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 58	Assistant Secretary	through 2/14; since 8/99	Associate General Counsel and Assistant Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Assistant Secretary of Munder Capital Management (investment advisor) (since 2/05); Associate General Counsel of Munder Capital Management (since 3/98); Associate General Counsel and Assistant Secretary of Integrity Asset Management, LLC (investment advisor) (since 6/12).

Amy D. Eisenbeis 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 48	Assistant Secretary	through 2/14; since 2/05	Associate General Counsel of Munder Capital Management (investment advisor) (since 10/04).

Francine S. Hayes One Lincoln Street Boston, MA 02111 Age 45	Assistant Secretary	through 2/14; since 5/10	Vice President and Managing Counsel of State Street Bank and Trust Company (since 2004).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

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41

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman

John Rakolta, Jr., Vice Chairman

Joseph E. Champagne

John Engler

Michael T. Monahan

Lisa A. Payne

OFFICERS

James V. FitzGerald, President and Principal Executive Officer

Peter K. Hoglund, Vice President and Principal Financial Officer

Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer

David W. Rumph, Treasurer and Principal Accounting Officer

Amy D. Eisenbeis, Assistant Secretary

Francine S. Hayes, Assistant Secretary

Mary Ann C. Shumaker, Assistant Secretary

Kevin R. Kuhl, Assistant Treasurer

Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management

Munder Capital Center

480 Pierce Street

Birmingham, MI 48009

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

LEGAL COUNSEL

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

ANNMCCG613

ANNUAL REPORT

June 30, 2013

Munder Veracity Small-Cap Value Fund

Class Y, A, B, C, K, R & R6 Shares

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The Munder Funds® Letter to Shareholders

DEAR SHAREHOLDERS:

As 2012 yielded to the new year, the situation was this: the recent Presidential election was over, the “fiscal cliff” was in the rearview mirror, Washington remained mired in gridlock, economic growth was positive but spotty, concerns over sovereign debt remained high, the yield on 10-year Treasury notes was historically low (and poised to go lower) and prognosticators were mixed on their 2013 views. In short, there were a lot of mixed messages in the markets. Therefore, the exceptionally strong domestic equity market rally that began in January and ran through mid-June presented a welcome, but at times confusing, surprise. In the U.S., appetite for risk was clearly increasing, as evidenced by robust U.S. equity returns. In particular, the demand for yield led investors to U.S. dividend paying stocks. Corporate earnings were solid if not spectacular, with the S&P 500® Index, a measure of the large-capitalization sector of the U.S. stock market, on track to deliver record profits. All global markets were buoyed by the continued policy of quantitative easing by the Federal Reserve. Sovereign debt drama receded, and by late spring, the floral scent of optimism blew through Wall Street. Then, investors were introduced to a new, and apparently terrifying, term –“tapering”. When the Chairman of the Board of Governors of the Federal Reserve System announced its decision to begin the long process of reducing the historic monetary stimulus, the markets reacted quickly and negatively. From Mr. Bernanke’s press conference on June 19 through June 30, 2013, the S&P 500® declined 2.70% and the yield on 10-year Treasury notes spiked by as much as 100 basis points. Headlines and pundits heralded the beginning of the end, despite the Fed’s comments that the process would be very long and would not begin anytime soon, and certainly not until economic improvement supported such a move. In any event, a perfectly lovely market rally hit a speed bump as the sun set on the second quarter.

Despite the roiling markets in the last two weeks of June, the strong markets preceding the Fed’s announcement provided a cushion to investors, as year-to-date and twelve-month returns ended June 30, 2013 were impressive. For the six months and twelve months ended June 30, the S&P 500® was up 13.82% and 20.60%, respectively. Mid-cap and small-cap stocks continued to outperform their larger-cap cousins. The Russell Midcap® Index, a measure of the mid-cap segment of the U.S. equity universe, was up 15.45% and 25.41% for the six and twelve months ended June 30, and the Russell 2000® Index, a measure of the small-cap segment of the U.S. equity universe, returned 15.86% and 24.21% for the six and twelve months ended June 30.

Following strong outperformance relative to domestic equities in the fourth quarter of 2012, international equities significantly underperformed their domestic rivals for the six months ended June 30, 2013. The MSCI EAFE Index (net dividends), a measure of developed equity markets excluding the U.S. and Canada, returned a relatively paltry 4.10% for the six-month period, bringing its twelve-month return to 18.62%, well below U.S. equities. Emerging markets were hit even harder, with the MSCI Emerging Markets Index falling deep into negative territory (-9.40%) for the six months ended June 30, resulting in a return of 3.23% for the twelve months ended June 30, 2013. With the continued globalization of business, we view this underperformance as an opportunity for investors to make certain they have a well diversified asset allocation to enhance risk adjusted returns.

A couple of unconnected drivers drove fixed income returns to negative territory. First, as investors’ appetite for risk increased, investors rotated out of less risky fixed income securities into equities, placing selling pressure on fixed income values. Then, as the fixed income safe haven was beginning to feel unloved by the investing public, the Fed introduced the blasted “tapering” concept, raising the specter of higher rates, which also worked to erode fixed income returns. To wit, the Barclays U.S. Aggregate Bond Index, a measure of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, returned -2.44% for the six months ended June 30, and -0.69% for the twelve months ended June 30, 2013.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, I encourage you to contact your financial advisor. You may also contact the Funds at 1-800-468-6337 or through our website at www.munder.com. My colleagues and I sincerely appreciate the confidence you have placed in the Munder Funds and we value the opportunity to help you meet your investment goals.

Very Truly Yours,

James FitzGerald

President and Principal Executive Officer, The Munder Funds

President, Munder Capital Management

ii	Performance History
vi	Management’s Discussion of Fund Performance
x	Shareholder Fee Example

1	Portfolio of Investments
8	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Statements of Changes in Net Assets — Capital Stock Activity
14	Financial Highlights
21	Notes to Financial Statements
30	Report of Independent Registered Public Accounting Firm
31	Notes to Financial Statements — Unaudited

Risks:    The Fund invests in smaller company stocks, which are more volatile and less liquid than larger, more established company securities. Further, value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. A substantial portion of the Fund’s assets is invested in the financials sector, whose performance can be significantly negatively impacted by economic downturns and changes in government regulation and interest rates. The Fund may invest up to 25% of its assets in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards. Performance and after-tax returns can be significantly impacted by the Fund’s investments in Initial Public Offerings (IPOs), which may involve short-term trading. We cannot, however, ensure that the Fund will obtain IPOs.

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus and summary prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus and summary prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

Munder Funds distributed through Funds Distributor, LLC.

i

Performance History (Unaudited)

The line graph represents the performance of the Fund’s Class Y Shares. Due to differing sales charges and expenses, performance of classes not shown in the graph will differ. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

GROWTH OF AN ASSUMED $10,000 INVESTMENT SINCE INCEPTION(1),(2) THROUGH 6/30/13

Class (Inception Date)	With Load		Without Load	Russell 2000® Value Index
CLASS Y (7/7/05)	N/A		$18,398	$15,558
CLASS A (3/30/04)	N/A	(4)	$21,117	$18,394
CLASS B (5/14/11)	$11,866	(5)	$12,166	$12,195
CLASS C (5/14/11)	N/A		$12,165	$12,195
CLASS K (5/14/11)	N/A		$12,362	$12,195
CLASS R (5/14/11)	N/A		$12,295	$12,195
CLASS R6 (6/1/12)	N/A		$13,932	$13,471

AVERAGE ANNUAL TOTAL RETURNS (AS OF 6/30/13)(1)

Class (Inception Date)	One Year w/load		One Year w/out load	Five Years w/load		Five Years w/out load	Since Inception w/load		Since Inception w/out load
CLASS Y (7/7/05)	N/A		28.94%	N/A		13.00%	N/A		7.94%
CLASS A (3/30/04)	21.60%	(3)	28.66%	N/A	(4)	12.72%	N/A	(4)	8.41%
CLASS B (5/14/11)	22.74%	(5)	27.74%	N/A		N/A	8.35%	(5)	9.62%
CLASS C (5/14/11)	26.68%	(5)	27.68%	N/A		N/A	N/A		9.62%
CLASS K (5/14/11)	N/A		28.65%	N/A		N/A	N/A		10.44%
CLASS R (5/14/11)	N/A		28.31%	N/A		N/A	N/A		10.16%
CLASS R6 (6/1/12)	N/A		29.11%	N/A		N/A	N/A		35.86%

(1)	On 5/13/11, the Fund acquired the assets and liabilities of the Veracity Small Cap Value Fund (“Veracity Fund”) (“Reorganization”). The Veracity Fund was the accounting survivor of the Reorganization, consequently the Veracity Fund’s performance and financial history have been adopted by the Fund. As a result, the performance information and financial history for the periods prior to 5/14/11 are that of the Veracity Fund. The Veracity Fund offered Class R and Class I Shares, which were similar to the Fund’s Class A and Class Y Shares, respectively. The performance shown for Class Y Shares for the periods prior to 5/14/11 is the performance of the Veracity Fund’s Class I Shares, which has not been restated to reflect any difference in expenses. The performance shown for Class A Shares for the periods prior to 5/14/11 is the performance of the Veracity Fund’s Class R Shares, which has not been restated to reflect any difference in expenses and does not reflect the impact of sales charges (loads). For Class B, Class C, Class K and Class R Shares, there were no corresponding classes of Veracity Fund shares, therefore, these classes commenced operations on 5/14/11. If any such expense differences or sales charges were reflected, the returns would be lower than those shown.
(2)	Amounts represent the growth of a $10,000 investment since inception of the share class.
(3)	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.
(4)	Class A Shares of the Fund were not subject to any sales charges until 5/14/11.
(5)	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, for Class Y, A, B, C, K and R Shares during the fiscal year ended 6/30/12 the gross expense ratios were 1.39%, 1.63%, 2.38%, 2.39%, 1.63% and 1.89%, respectively, and the net expense ratios were 1.25%, 1.50%, 2.25%, 2.25%, 1.50% and 1.75%, respectively. The gross expense ratio for Class R6 Shares was estimated to be 1.10%. Munder Capital Management has contractually agreed to limit certain expenses of the Fund’s Class Y, A, B, C, K, R and R6 Shares through at least

10/31/13. Expense ratios for the fiscal year ended 6/30/13 are included in this Annual Report in the Financial Highlights. Munder Capital Management has limited certain expenses of the Fund since 5/14/11. The advisor to the Veracity Small Cap Value Fund also limited certain expenses for Class A and Y Shares of the Fund (formerly Class R and I Shares of the Veracity Fund) since inception through 5/13/11. Total returns would have been lower if Munder Capital Management and the advisor to the Veracity Small Cap Value Fund had not limited expenses during those periods.

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v

Management’s Discussion of Fund Performance (Unaudited)

INVESTMENT PROCESS HIGHLIGHTS

The Munder Veracity Small-Cap Value Fund’s management team seeks to achieve long-term capital growth in the Fund by investing in stocks of smaller companies (according to their market capitalization) that the team believes are undervalued, but poised to outperform. The Fund generally invests in companies with market capitalizations within the range of the companies in the Russell 2000® Index.

The management team’s investment philosophy is rooted in the belief that consistent, long-term performance can be achieved by applying a prudent value approach and investing in what they have determined to be statistically cheap stocks trading below their estimated value, investing in companies that have improving sentiment, and continuously evaluating the risk exposure. Specifically, they seek to invest in the right company, at the right price, and at the right time.

INVESTING ENVIRONMENT

With the U.S. economy continuing to heal, corporate profits in an upward trend and supportive monetary policy in place, investors continued to bid up stocks for much of the year ended June 30, 2013. The Russell 2000® Value Index posted strong gains led by consumer discretionary and industrials. Utilities and telecommunication services lagged as investors rotated away from defensive areas of the market. Small-cap value stocks slightly outperformed small-cap growth stocks.

Due to risk controls employed in the management of the Fund, economic sector weights were relatively neutral to performance. The Fund’s focus on selecting companies with good valuation and catalysts for outperformance led to strength relative to the Fund’s benchmark in financials, energy and industrials. Information technology and consumer staples exhibited some minor weakness.

SECTOR DIVERSIFICATION
Financials	32.5%
Information Technology	14.6%
Industrials	14.2%
Consumer Discretionary	12.1%
Energy	6.5%
Materials	6.2%
Health Care	5.4%
Utilities	3.6%
Other	4.9%

Total	100.0%

As a percentage of net assets as of 6/30/13.

PERFORMANCE DISCUSSION

During the twelve-month period ended June 30, 2013, the Fund returned 28.94%, outperforming the Russell 2000® Value Index, which returned 24.77% over the same period.

Notable contributors to the Fund’s performance during the past year included: Radian Group Inc., which provides credit-related insurance coverage and financial services; PDC Energy, Inc., which explores and develops oil and natural gas; Northstar Realty Finance Corp., which engages in acquiring, financing, operating and securitizing real estate investments; Gulfport Energy Corporation, which explores for oil and natural gas; and Belo Corp., which engages in the business of television broadcasting.

Notable detractors to the Fund’s performance during the past year included: Stone Energy Corporation, which acquires, explores, develops, and produces oil and natural gas properties; Noranda Aluminum Holding Corporation, which manufactures aluminum products; Intersil Corporation, which designs and manufactures analog semiconductors; International Rectifier Corporation, which designs, manufactures and markets power management semiconductors; and Innophos Holdings, Inc., which produces specialty phosphates.

FUND CHANGES

The Fund’s management team identified several new investment opportunities for the Fund during the period, including: First BanCorp., which operates as a national commercial bank; First Commonwealth Financial Corporation, which operates as a national commercial bank; Forum Energy Technologies, Inc., an oil services company; Stewart Information Services Corporation, a provider of title insurance; and TriQuint Semiconductor, Inc., a semiconductor manufacturer.

The team funded these positions in part by selling the Fund’s positions in: Casey’s General Stores, Inc., a convenience store operator; Innophos Holdings, Inc.; International Rectifier Corporation; Trustmark Corporation, which operates as a national commercial bank; and Wintrust Financial Corporation, which operates as a national commercial bank.

The Fund’s performance contained in the Management’s Discussion of Fund Performance is based on Class Y Shares of the Fund. Performance of the other classes of shares will differ. Management’s Discussion of Fund Performance presents information about the Fund’s holdings that are believed to be accurate, and the views of the portfolio managers, as of June 30, 2013. The Fund’s holdings, the information about the Fund’s holdings and the views of the portfolio managers may change, and the Fund disclaims any obligation to advise shareholders of any such changes. Discussions regarding specific holdings are for illustration only and are not intended as recommendations to purchase or sell individual stocks. A complete list of Fund holdings as of June 30, 2013 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

The Russell 2000® Value Index is a capitalization-weighted index that measures the performance of those Russell 2000® Index companies (approximately 2,000 of the smallest companies in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market) with lower price-to-book ratios and lower forecasted growth values. Index performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

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Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2013 through June 30, 2013.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

x

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Period* 1/1/13-6/30/13	Annualized Expense Ratio
Actual
Class Y	$1,000.00	$1,181.60	$6.76	1.25%
Class A	$1,000.00	$1,180.10	$8.11	1.50%
Class B	$1,000.00	$1,176.10	$12.14	2.25%
Class C	$1,000.00	$1,175.80	$12.14	2.25%
Class K	$1,000.00	$1,180.40	$8.11	1.50%
Class R	$1,000.00	$1,178.60	$9.45	1.75%
Class R6	$1,000.00	$1,182.20	$6.11	1.13%
Hypothetical
Class Y	$1,000.00	$1,018.60	$6.26	1.25%
Class A	$1,000.00	$1,017.36	$7.50	1.50%
Class B	$1,000.00	$1,013.64	$11.23	2.25%
Class C	$1,000.00	$1,013.64	$11.23	2.25%
Class K	$1,000.00	$1,017.36	$7.50	1.50%
Class R	$1,000.00	$1,016.12	$8.75	1.75%
Class R6	$1,000.00	$1,019.19	$5.66	1.13%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

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Munder Veracity Small-Cap Value Fund

Portfolio of Investments, June 30, 2013

Shares		Value(a)

COMMON STOCKS — 96.9%
Consumer Discretionary — 12.1%
Auto Components — 1.5%
220,946	American Axle & Manufacturing Holdings Inc †	$4,116,224
229,361	Modine Manufacturing Co †	2,495,448

		6,611,672

Hotels, Restaurants & Leisure — 2.1%
78,215	Bob Evans Farms Inc/DE	3,674,541
55,797	CEC Entertainment Inc	2,289,909
175,002	Isle of Capri Casinos Inc †	1,312,515
251,367	Ruby Tuesday Inc †	2,320,117

		9,597,082

Household Durables — 3.0%
169,450	La-Z-Boy Inc	3,434,751
111,588	Meritage Homes Corp †	4,838,456
123,936	Ryland Group Inc/The	4,969,834

		13,243,041

Media — 2.0%
350,129	Belo Corp, Class A	4,884,300
268,455	Live Nation Entertainment Inc †	4,161,052

		9,045,352

Specialty Retail — 3.5%
148,670	Aeropostale Inc †	2,051,646
108,742	Asbury Automotive Group Inc †	4,360,554
155,690	Express Inc †	3,264,819
50,889	Genesco Inc †	3,409,054
118,172	Shoe Carnival Inc	2,837,310

		15,923,383

Total Consumer Discretionary		54,420,530

Consumer Staples — 1.8%
Food & Staples Retailing — 0.5%
49,060	Susser Holdings Corp †	2,348,993

Food Products — 1.3%
48,979	Hain Celestial Group Inc/The †	3,182,166
40,051	TreeHouse Foods Inc †	2,624,942

		5,807,108

Total Consumer Staples		8,156,101

See Notes to Financial Statements.

1

Munder Veracity Small-Cap Value Fund

Portfolio of Investments, June 30, 2013 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Energy — 6.5%
Energy Equipment & Services — 3.1%
156,204	Forum Energy Technologies Inc †	$4,753,288
47,517	Geospace Technologies Corp †	3,282,474
176,081	Helix Energy Solutions Group Inc †	4,056,906
106,099	Ocean Rig UDW Inc †	1,987,234

		14,079,902

Oil, Gas & Consumable Fuels — 3.4%
74,701	Delek US Holdings Inc	2,149,895
29,086	Gulfport Energy Corp †	1,369,078
631,328	Kodiak Oil & Gas Corp †	5,612,506
118,681	PDC Energy Inc †	6,109,698

		15,241,177

Total Energy		29,321,079

Financials — 32.5%
Capital Markets — 1.9%
230,971	Investment Technology Group Inc †	3,228,975
298,145	Janus Capital Group Inc	2,537,214
61,837	Waddell & Reed Financial Inc, Class A	2,689,909

		8,456,098

Commercial Banks — 14.8%
145,020	Bancorp Inc/The †	2,173,850
323,972	BancorpSouth Inc	5,734,304
89,290	Banner Corp	3,017,109
126,935	Cardinal Financial Corp	1,858,328
268,357	Central Pacific Financial Corp †	4,830,426
636,810	First BanCorp/Puerto Rico †	4,508,615
442,195	First Commonwealth Financial Corp	3,258,977
141,212	First Financial Bancorp	2,104,059
497,908	First Horizon National Corp	5,576,570
257,349	Fulton Financial Corp	2,954,366
98,571	MB Financial Inc	2,641,703
300,582	National Penn Bancshares Inc	3,053,913
256,110	OFG Bancorp	4,638,152
81,918	PacWest Bancorp	2,510,787
175,975	Sterling Financial Corp/WA	4,184,685
388,643	Susquehanna Bancshares Inc	4,994,063
1,361,761	Synovus Financial Corp	3,976,342
282,931	Western Alliance Bancorp †	4,478,798

		66,495,047

See Notes to Financial Statements.

2

Shares		Value(a)

Financials (Continued)
Insurance — 5.6%
156,609	Amtrust Financial Services Inc	$5,590,941
311,985	CNO Financial Group Inc	4,043,326
129,620	First American Financial Corp	2,856,825
78,616	ProAssurance Corp	4,100,611
55,915	RLI Corp	4,272,465
166,980	Stewart Information Services Corp	4,373,206

		25,237,374

Real Estate Investment Trusts (REITs) — 8.6%
221,473	CubeSmart	3,539,138
439,400	DiamondRock Hospitality Co	4,095,208
80,860	First Potomac Realty Trust	1,056,032
452,300	Kite Realty Group Trust	2,727,369
385,804	Lexington Realty Trust	4,506,191
277,955	Medical Properties Trust Inc	3,980,315
511,000	NorthStar Realty Finance Corp	4,650,100
185,560	Parkway Properties Inc/MD	3,109,986
153,360	Pennsylvania Real Estate Investment Trust	2,895,437
477,670	RAIT Financial Trust	3,592,078
392,910	Sunstone Hotel Investors Inc †	4,746,353

		38,898,207

Thrifts & Mortgage Finance — 1.6%
376,980	MGIC Investment Corp †	2,288,269
412,610	Radian Group Inc	4,794,528

		7,082,797

Total Financials		146,169,523

Health Care — 5.4%
Health Care Equipment & Supplies — 0.6%
32,961	ICU Medical Inc †	2,375,170

Health Care Providers & Services — 3.9%
76,570	Amsurg Corp †	2,687,607
134,152	Health Management Associates Inc, Class A †	2,108,869
100,532	HealthSouth Corp †	2,895,322
49,961	Magellan Health Services Inc †	2,801,813
71,850	Molina Healthcare Inc †	2,671,383
80,217	WellCare Health Plans Inc †	4,456,054

		17,621,048

See Notes to Financial Statements.

3

Munder Veracity Small-Cap Value Fund

Portfolio of Investments, June 30, 2013 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Health Care (Continued)
Life Sciences Tools & Services — 0.5%
57,500	Charles River Laboratories International Inc †	$2,359,225

Pharmaceuticals — 0.4%
66,475	ViroPharma Inc †	1,904,509

Total Health Care		24,259,952

Industrials — 14.2%
Aerospace & Defense — 3.0%
177,118	AAR Corp	3,893,054
84,970	Esterline Technologies Corp †	6,142,481
99,981	Hexcel Corp †	3,404,353

		13,439,888

Commercial Services & Supplies — 0.7%
88,742	Deluxe Corp	3,074,910

Construction & Engineering — 2.9%
164,528	Dycom Industries Inc †	3,807,178
139,135	EMCOR Group Inc	5,655,838
173,565	Primoris Services Corp	3,422,702

		12,885,718

Electrical Equipment — 1.9%
82,840	EnerSys Inc	4,062,473
142,625	General Cable Corp	4,385,719

		8,448,192

Machinery — 2.6%
113,484	Actuant Corp, Class A	3,741,568
143,495	Greenbrier Cos Inc †	3,496,973
33,656	Standex International Corp	1,775,354
278,480	Wabash National Corp †	2,834,926

		11,848,821

Road & Rail — 2.4%
87,096	Old Dominion Freight Line Inc †	3,624,935
128,647	Saia Inc †	3,855,551
216,000	Swift Transportation Co †	3,572,640

		11,053,126

Transportation Infrastructure — 0.7%
174,030	Wesco Aircraft Holdings Inc †	3,231,737

Total Industrials		63,982,392

See Notes to Financial Statements.

4

Shares		Value(a)

Information Technology — 14.6%
Communications Equipment — 1.8%
266,112	ARRIS Group Inc †	$3,818,707
217,207	Ciena Corp †	4,218,160

		8,036,867

Electronic Equipment, Instruments & Components — 4.6%
46,877	Littelfuse Inc	3,497,493
110,869	Plexus Corp †	3,313,874
283,560	Sanmina Corp †	4,069,086
116,994	SYNNEX Corp †	4,946,506
349,985	Vishay Intertechnology Inc †	4,861,292

		20,688,251

Semiconductors & Semiconductor Equipment — 6.0%
304,420	Brooks Automation Inc	2,962,007
317,190	Entegris Inc †	2,978,414
294,499	Fairchild Semiconductor International Inc †	4,064,086
586,599	Integrated Device Technology Inc †	4,657,596
481,496	Intersil Corp, Class A	3,765,299
506,932	Photronics Inc †	4,085,872
624,170	TriQuint Semiconductor Inc †	4,325,498

		26,838,772

Software — 2.2%
202,270	Mentor Graphics Corp	3,954,378
125,971	Progress Software Corp †	2,898,593
130,090	PTC Inc †	3,191,108

		10,044,079

Total Information Technology		65,607,969

Materials — 6.2%
Chemicals — 2.8%
98,744	Chemtura Corp †	2,004,503
79,836	HB Fuller Co	3,018,599
152,903	PolyOne Corp	3,788,936
62,088	Quaker Chemical Corp	3,850,077

		12,662,115

Metals & Mining — 2.5%
69,022	Kaiser Aluminum Corp	4,275,223
78,639	RTI International Metals Inc †	2,179,087
141,509	Worthington Industries Inc	4,487,250

		10,941,560

See Notes to Financial Statements.

5

Munder Veracity Small-Cap Value Fund

Portfolio of Investments, June 30, 2013 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Materials (Continued)
Paper & Forest Products — 0.9%
100,727	KapStone Paper and Packaging Corp	$4,047,211

Total Materials		27,650,886

Utilities — 3.6%
Electric Utilities — 1.5%
104,110	El Paso Electric Co	3,676,124
135,337	PNM Resources Inc	3,003,128

		6,679,252

Gas Utilities — 0.8%
58,415	South Jersey Industries Inc	3,353,605

Multi-Utilities — 1.3%
70,670	NorthWestern Corp	2,819,733
92,600	Vectren Corp	3,132,658

		5,952,391

Total Utilities		15,985,248

TOTAL COMMON STOCKS
(Cost $332,448,315)		435,553,680

INVESTMENT COMPANY — 3.9%
(Cost $17,382,095)
17,382,095	State Street Institutional U.S. Government Money Market Fund	17,382,095

TOTAL INVESTMENTS
(Cost $349,830,410)	100.8%	452,935,775
OTHER ASSETS AND LIABILITIES (Net)	(0.8)	(3,426,005)

NET ASSETS	100.0%	$449,509,770

†	Non-income producing security.

(a)	As of June 30, 2013, the values of securities of the Fund were determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

See Notes to Financial Statements.

6

[This Page Intentionally Left Blank]

7

Munder Veracity Small-Cap Value Fund

Statement of Assets and Liabilities, June 30, 2013

ASSETS:
Investments, at value (see accompanying schedule)	$452,935,775
Dividends and interest receivable	461,648
Receivable from Advisor	3,087
Receivable for investment securities sold	1,932,609
Receivable for Fund shares sold	11,305,336
Prepaid expenses and other assets	61,084

Total Assets	466,699,539

LIABILITIES:
Payable for investment securities purchased	12,791,161
Payable for Fund shares redeemed	3,696,559
Investment advisory fees payable	314,651
Transfer agency/record keeping fees payable	168,541
Trustees’ fees and expenses payable	80,834
Administration fees payable	44,639
Distribution and shareholder servicing fees payable—Class A, B, C and R Shares	38,954
Custody fees payable	9,283
Shareholder servicing fees payable—Class K Shares	452
Accrued expenses and other payables	44,695

Total Liabilities	17,189,769

NET ASSETS	$449,509,770

Investments, at cost	$349,830,410

See Notes to Financial Statements.

8

NET ASSETS consist of:
Undistributed net investment income	$1,204,691
Accumulated net realized loss on investments sold	(92,974,182)
Net unrealized appreciation of investments	103,105,365
Paid-in capital	438,173,896

$449,509,770

NET ASSETS:
Class Y Shares	$300,839,324

Class A Shares	$106,501,735

Class B Shares	$1,177,211

Class C Shares	$18,642,485

Class K Shares	$2,137,962

Class R Shares	$650,638

Class R6 Shares	$19,560,415

SHARES OUTSTANDING:
Class Y Shares	11,416,413

Class A Shares	4,104,678

Class B Shares	48,970

Class C Shares	778,771

Class K Shares	82,526

Class R Shares	25,404

Class R6 Shares	740,682

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$26.35

CLASS A SHARES:
Net asset value and redemption price per share	$25.95

Maximum sales charge	5.50%
Maximum offering price per share	$27.46

CLASS B SHARES:
Net asset value and offering price per share*	$24.04

CLASS C SHARES:
Net asset value and offering price per share*	$23.94

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$25.91

CLASS R SHARES:
Net asset value, offering price and redemption price per share	$25.61

CLASS R6 SHARES:
Net asset value, offering price and redemption price per share	$26.41

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

9

Munder Veracity Small-Cap Value Fund

Statement of Operations, For the Year Ended June 30, 2013

INVESTMENT INCOME:
Interest	$2,816
Dividends(a)	6,194,117

Total Investment Income	6,196,933

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	244,738
Class B Shares	28,962
Class C Shares	176,642
Class R Shares	2,723
Shareholder servicing fees:
Class K Shares	4,988
Investment advisory fees	3,175,215
Transfer agency/record keeping fees(b)	730,466
Administration fees	463,144
Custody fees	103,588
Registration and filing fees	90,832
Trustees’ fees and expenses	64,720
Legal and audit fees	39,299
Other	73,154

Total Expenses	5,198,471
Expenses reimbursed by Advisor	(299,472)

Net Expenses	4,898,999

NET INVESTMENT INCOME	1,297,934

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from security transactions	24,614,031
Net change in unrealized appreciation/(depreciation) of securities	64,617,156

Net realized and unrealized gain on investments	89,231,187

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$90,529,121

(a)	Net of foreign withholding taxes of $3,282.

(b)	Transfer agency/record keeping fees — The amounts for Class Y, Class A, Class B, Class C, Class K, Class R and Class R6 Shares were $472,635, $206,155, $6,863, $37,603, $4,206, $1,112, and $1,892, respectively.

See Notes to Financial Statements.

10

Munder Veracity Small-Cap Value Fund

Statements of Changes in Net Assets

	Year Ended June 30, 2013	Year Ended June 30, 2012
Net investment income	$1,297,934	$287,259
Net realized gain from security transactions	24,614,031	3,104,640
Net change in net unrealized appreciation/(depreciation) of securities	64,617,156	(15,737,972)

Net increase/(decrease) in net assets resulting from operations	90,529,121	(12,346,073)
Dividends to shareholders from net investment income:
Class Y Shares	(264,327)	—
Class R6 Shares	(584)	—
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	40,202,185	40,198,411
Class A Shares	(12,448,574)	(29,635,789)
Class B Shares	(4,028,317)	(3,609,260)
Class C Shares	(3,417,476)	(4,394,644)
Class K Shares	(273,788)	(1,098,047)
Class R Shares	12,573	(62,055)
Class R6 Shares	17,964,684	25,000
Short-term trading fees	—	3,901

Net increase/(decrease) in net assets	128,275,497	(10,918,556)
NET ASSETS:
Beginning of year	321,234,273	332,152,829

End of year	$449,509,770	$321,234,273

Undistributed net investment income	$1,204,691	$171,668

See Notes to Financial Statements.

11

Munder Veracity Small-Cap Value Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended June 30, 2013	Year Ended June 30, 2012
Amount
Class Y Shares:
Sold	$112,862,559	$97,822,875
Issued as reinvestment of dividends	198,783	—
Redeemed	(72,859,157)	(57,624,464)

Net increase	$40,202,185	$40,198,411

Class A Shares:
Sold*	$25,872,395	$20,673,173
Redeemed	(38,320,969)	(50,308,962)

Net decrease	$(12,448,574)	$(29,635,789)

Class B Shares:
Sold	$19,953	$12,414
Redeemed*	(4,048,270)	(3,621,674)

Net decrease	$(4,028,317)	$(3,609,260)

Class C Shares:
Sold	$599,456	$291,548
Redeemed	(4,016,932)	(4,686,192)

Net decrease	$(3,417,476)	$(4,394,644)

Class K Shares:
Sold	$132,373	$222,270
Redeemed	(406,161)	(1,320,317)

Net decrease	$(273,788)	$(1,098,047)

Class R Shares:
Sold	$352,357	$165,016
Redeemed	(339,784)	(227,071)

Net increase/(decrease)	$12,573	$(62,055)

Class R6 Shares:
Sold	$19,729,494	$25,000
Issued as reinvestment of dividends	583	—
Redeemed	(1,765,393)	—

Net increase	$17,964,684	$25,000

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

12

	Year Ended June 30, 2013	Year Ended June 30, 2012
Shares
Class Y Shares:
Sold	4,659,250	5,092,957
Issued as reinvestment of dividends	9,011	—
Redeemed	(3,135,804)	(2,957,470)

Net increase	1,532,457	2,135,487

Class A Shares:
Sold*	1,147,492	1,061,022
Redeemed	(1,718,600)	(2,776,726)

Net decrease	(571,108)	(1,715,704)

Class B Shares:
Sold	884	672
Redeemed*	(193,019)	(197,716)

Net decrease	(192,135)	(197,044)

Class C Shares:
Sold	27,051	16,396
Redeemed	(195,661)	(259,809)

Net decrease	(168,610)	(243,413)

Class K Shares:
Sold	5,987	11,540
Redeemed	(18,261)	(70,693)

Net decrease	(12,274)	(59,153)

Class R Shares:
Sold	15,453	8,231
Redeemed	(14,892)	(12,287)

Net increase/(decrease)	561	(4,056)

Class R6 Shares:
Sold	817,725	1,319
Issued as reinvestment of dividends	26	—
Redeemed	(78,388)	—

Net increase	739,363	1,319

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

13

Munder Veracity Small-Cap Value Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares
	Year Ended 6/30/13(c)	Year Ended 6/30/12(c)	Period Ended 6/30/11(c)(d)		Year Ended 2/28/11(b)		Year Ended 2/28/10(b)	Year Ended 2/28/09(b)
Net asset value, beginning of period	$20.46	$21.08	$21.01		$15.90		$8.99	$15.36

Income/(loss) from investment operations:
Net investment income/(loss)	0.12	0.06	(0.02)		(0.04)		0.04	0.13
Net realized and unrealized gain/(loss) on investments	5.80	(0.68)	0.09		5.15		6.91	(6.36)

Total from investment operations	5.92	(0.62)	0.07		5.11		6.95	(6.23)

Less distributions:
Dividends from net investment income	(0.03)	—	—		(0.00	)(e)	(0.04)	(0.13)
Distributions from capital	—	—	—		—		—	(0.01)

Total distributions	(0.03)	—	—		(0.00	)(e)	(0.04)	(0.14)

Short-term trading fees	—	0.00 (e)	0.00	(e)	0.00	(e)	0.00 (e)	—

Net asset value, end of period	$26.35	$20.46	$21.08		$21.01		$15.90	$8.99

Total return(f)	28.94%	(2.94)%	0.33%		32.13%		77.33%	(40.79)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$300,839	$202,198	$163,354		$138,835		$62,927	$27,578
Ratio of operating expenses to average net assets	1.25%	1.25%	1.25	%(g)	1.25%		1.25%	1.24%
Ratio of net investment income/(loss) to average net assets	0.50%	0.28%	(0.30	)%(g)	(0.25)%		0.31%	0.95%
Portfolio turnover rate	57%	51%	14%		52%		69%	86%
Ratio of operating expenses to average net assets without expense reimbursements	1.33%	1.39%	1.32	%(g)	1.25%		1.29%	1.30%

(a)	Class Y Shares and Class A Shares commenced operations on July 7, 2005 and March 30, 2004 respectively.

(b)	The financial highlights prior to March 1, 2011 are those of the Veracity Small Cap Value Fund, which was the accounting survivor in the reorganization of the Veracity Small Cap Value Fund with and into the Munder Small-Cap Value Fund. Year indicated was audited by another independent registered public accounting firm. The net asset values and other per share information of the Veracity Small Cap Value Fund have been restated by the Merger Conversion Ratio applied in the reorganization to reflect the net asset value of the Munder Small-Cap Fund, which was the legal survivor of the reorganization. The combined fund was renamed the Munder Veracity Small-Cap Value Fund. See Notes to Financial Statements, Note 1.

(c)	Per share numbers have been calculated using the average shares method.

(d)	Data shown is for the period March 1, 2011 to June 30, 2011.

(e)	Amount is less than $0.005 per share.

(f)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. Total return would have been lower if not for expense fee waivers and/or expense reimbursements.

(g)	Annualized.

(h)	Amount is less than 0.005%.

See Notes to Financial Statements.

14

A Shares
Year Ended 6/30/13(c)	Year Ended 6/30/12(c)		Period Ended 6/30/11(c)(d)		Year Ended 2/28/11(b)		Year Ended 2/28/10(b)	Year Ended 2/28/09(b)
$20.17	$20.84		$20.78		$15.77		$8.92	$15.22

0.05	0.00	(e)	(0.04)		(0.10)		0.01	0.09

5.73	(0.67)		0.10		5.11		6.85	(6.30)

5.78	(0.67)		0.06		5.01		6.86	(6.21)

—	—		—		(0.00	)(e)	(0.01)	(0.09)
—	—		—		—		—	0.00 (e)

—	—		—		(0.00	)(e)	(0.01)	(0.09)

—	0.00	(e)	0.00	(e)	0.00	(e)	0.00 (e)	0.00 (e)

$25.95	$20.17		$20.84		$20.78		$15.77	$8.92

28.66%	(3.21)%		0.29%		31.82%		76.80%	(40.91)%

$106,502	$94,305		$133,177		$82,560		$87,928	$48,510

1.50%	1.50%		1.50	%(g)	1.50%		1.50%	1.50%

0.22%	0.00	%(h)	(0.52	)%(g)	(0.50)%		0.06%	0.70%
57%	51%		14%		52%		69%	86%

1.59%	1.63%		1.54	%(g)	1.50%		1.54%	1.56%

See Notes to Financial Statements.

15

Munder Veracity Small-Cap Value Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	B Shares
	Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Period Ended 6/30/11(b)(c)
Net asset value, beginning of period	$18.82	$19.59	$19.76

Income/(loss) from investment operations:
Net investment loss	(0.08)	(0.13)	(0.04)
Net realized and unrealized gain/(loss) on investments	5.30	(0.64)	(0.13)

Total from investment operations	5.22	(0.77)	(0.17)

Less distributions:
Dividends from net investment income	—	—	—

Total distributions	—	—	—

Short-term trading fees	—	0.00 (d)	—

Net asset value, end of period	$24.04	$18.82	$19.59

Total return(e)	27.74%	(3.93)%	(0.86)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000s)	$1,177	$4,538	$8,584
Ratio of operating expenses to average net assets	2.25%	2.25%	2.25	%(f)
Ratio of net investment loss to average net assets	(0.40)%	(0.74)%	(1.53	)%(f)
Portfolio turnover rate	57%	51%	14%
Ratio of operating expenses to average net assets without expense reimbursements	2.37%	2.38%	2.32	%(f)

(a)	Class B Shares and Class C Shares of the Fund Commenced operations on May 14, 2011.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Data shown is for the period May 14, 2011 to June 30, 2011.

(d)	Amount is less than $0.005 per share.

(e)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. Total return would have been lower if not for expense fee waivers and/or expense reimbursements.

(f)	Annualized.

See Notes to Financial Statements.

16

C Shares
Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Period Ended 6/30/11(b)(c)
$18.75	$19.51	$19.68

(0.10)	(0.13)	(0.04)
5.29	(0.63)	(0.13)

5.19	(0.76)	(0.17)

—	—	—

—	—	—

—	0.00 (d)	—

$23.94	$18.75	$19.51

27.68%	(3.90)%	(0.86)%

$18,642	$17,761	$23,237
2.25%	2.25%	2.25	%(f)
(0.49)%	(0.73)%	(1.52	)%(f)
57%	51%	14%

2.34%	2.39%	2.32	%(f)

See Notes to Financial Statements.

17

Munder Veracity Small-Cap Value Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	K Shares
	Year Ended 6/30/13(b)	Year Ended 6/30/12(b)		Period Ended 6/30/11(b)(c)
Net asset value, beginning of period	$20.14	$20.80		$20.96

Income/(loss) from investment operations:
Net investment income/(loss)	0.06	0.00	(d)	(0.02)
Net realized and unrealized gain/(loss) on investments	5.71	(0.66)		(0.14)

Total from investment operations	5.77	(0.66)		(0.16)

Less distributions:
Dividends from net investment income	—	—		—

Total distributions	—	—		—

Short-term trading fees	—	0.00	(d)	—

Net asset value, end of period	$25.91	$20.14		$20.80

Total return(e)	28.65%	(3.22)%		(0.72)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$2,138	$1,909		$3,203
Ratio of operating expenses to average net assets	1.50%	1.50%		1.50	%(f)
Ratio of net investment income/(loss) to average net assets	0.25%	0.00	%(g)	(0.80	)%(f)
Portfolio turnover rate	57%	51%		14%
Ratio of operating expenses to average net assets without expense reimbursements	1.59%	1.63%		1.57	%(f)

(a)	Class K Shares and Class R Shares of the Fund Commenced operations on May 14, 2011.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Data shown is for the period May 14, 2011 to June 30, 2011.

(d)	Amount is less than $0.005 per share.

(e)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. Total return would have been lower if not for expense fee waivers and/or expense reimbursements.

(f)	Annualized.

(g)	Amount is less than 0.005%.

See Notes to Financial Statements.

18

R Shares
Year Ended 6/30/13(b)	Year Ended 6/30/12(b)	Period Ended 6/30/11(b)(c)
$19.96	$20.67	$20.83

(0.02)	(0.05)	(0.03)
5.67	(0.66)	(0.13)

5.65	(0.71)	(0.16)

—	—	—

—	—	—

—	0.00 (d)	—

$25.61	$19.96	$20.67

28.31%	(3.43)%	(0.77)%

$651	$496	$597
1.75%	1.75%	1.75	%(f)
(0.11)%	(0.27)%	(1.02	)%(f)
57%	51%	14%

1.83%	1.89%	1.82	%(f)

See Notes to Financial Statements.

19

Munder Veracity Small-Cap Value Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	R6 Shares
	Year Ended 6/30/13(b)		Period Ended 6/30/12(b)
Net asset value, beginning of period	$20.46		$18.96

Income/(loss) from investment operations:
Net investment income	0.09		0.01
Net realized and unrealized gain	5.86		1.49

Total from investment operations	5.95		1.50

Less distributions:
Dividends from net investment income	(0.00	)(c)	—

Total distributions	(0.00	)(c)	—

Net asset value, end of period	$26.41		$20.46

Total return(d)	29.11%		7.91%

Ratios to Average Net Assets:
Net assets, end of period (in 000’s)	$19,560		$27
Ratio of operating expenses to average net assets	1.13%		1.10	%(e)
Ratio of net investment income to average net assets	0.39%		0.42	%(e)
Portfolio turnover rate	57%		51%
Ratio of operating expenses to average net assets without expense reimbursements	1.14%		1.10	%(e)

(a)	Class R6 Shares of the Fund commenced operations on June 1, 2012.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount represents less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

(e)	Annualized.

See Notes to Financial Statements.

20

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements, June 30, 2013

1.	Organization

As of June 30, 2013, the Munder Funds consisted of 10 portfolios, each of which is a series of Munder Series Trust (“MST”). Information presented in these financial statements pertains only to the Munder Veracity Small-Cap Value Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to seek to achieve long-term capital growth. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 7 classes of shares — Class A, Class B, Class C, Class K, Class R, Class R6 and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B shares are closed to new investors and accounts and additional purchases by existing Class B shareholders other than pursuant to an exchange or a distribution reinvestment. Class B Shares may be subject to a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class C Shares are sold without a front-end sales charge but may be subject to a CDSC. Class K, Class R, Class R6 and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

On May 13, 2011, the Munder Small-Cap Value Fund (“Munder Fund”) acquired all of the assets and assumed all of the liabilities of the Veracity Small Cap Value Fund (“Veracity Fund”), a series of Veracity Funds, in a tax-free exchange of shares and the subsequent liquidation of the Veracity Fund (“Reorganization”). The merged fund was renamed the Munder Veracity Small-Cap Value Fund. The Veracity Fund was the accounting survivor of the Reorganization; consequently the Veracity Fund’s performance and financial history have been adopted by the Fund. As a result, the performance information and financial history in this Report for the periods prior to May 14, 2011 are that of the Veracity Fund. The Veracity Fund offered Class R and Class I shares, which were similar to and exchanged for the Fund’s Class A and Class Y Shares, respectively. The financial information for Class A Shares of the Fund for periods prior to May 14, 2011 is the financial information of the Veracity Fund’s Class R shares. The financial information for Class Y Shares of the Fund

21

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements, June 30, 2013 (continued)

for periods prior to May 14, 2011 is the financial information of the Veracity Fund’s Class I shares. Because there were no corresponding classes of the Veracity Fund, Class B, C, K and R Shares of the Fund commenced operations on May 14, 2011.

Merger Exchange Ratio, Merger Conversion Ratio and number of Shares of the Munder Fund issued for shares of the Veracity Fund:

	Merger Exchange Ratio	Merger Conversion Ratio	Shares
Class A	1.3743	0.7276	3,735,005
Class Y	1.3653	0.7324	6,388,293
Unrealized appreciation of the Veracity Fund immediately prior to acquisition of all assets and assumption of all liabilities of the Veracity Fund			$47,000,547
Unrealized appreciation of the Munder Fund immediately prior to acquisition of all assets and assumption of all liabilities of the Veracity Fund			$9,335,508

For financial reporting purposes, the net assets received and shares issued by the Munder Fund were recorded at fair market value. However, investments of the Veracity Fund were carried forward to the Fund at cost for purposes of aligning ongoing financial reporting of the Fund’s realized and unrealized gains and losses with amounts that may be distributable to shareholders on a tax basis.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities

22

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements, June 30, 2013 (continued)

exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuation determinations may be made using a market-based approach that involves a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information. Discounts also may be applied due to the nature or duration of any restrictions on the disposition of the investments. The pricing committee monitors the valuation approaches that it employs by reviewing, without limitation, key inputs and assumptions and any related market activity. Due to the inherent uncertainty of fair valuations, a fair value may differ significantly from the value that would have been used had an active market existed.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

23

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements, June 30, 2013 (continued)

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2013:

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$452,935,775
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—

Total	$452,935,775

Securities or other financial instruments that transfer between levels during the period are treated as though the transfer occurred at the beginning of the period. There were no transfers into or out of any levels as described above during the fiscal year ended June 30, 2013.

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector and industry.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, if any, is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method, subject to certain minimums. Allocated Munder Funds expenses, direct Fund-level expenses, income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Class-level expenses attributable to Class R6 Shares are charged directly to that class. All other class-level expenses (excluding distribution and shareholder servicing fees) are allocated to the remaining share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the

24

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements, June 30, 2013 (continued)

Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2013.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2010.

3.	Investment Advisor, Sub-Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.90% on the first $300 million of its average daily net assets and 0.85% of the average daily net assets exceeding $300 million. During the year ended June 30, 2013, the Fund paid an annual effective rate of 0.89% for advisory services.

Integrity Asset Management, LLC (“Integrity”), a wholly owned subsidiary of the Advisor, serves as sub-advisor to the Fund. Pursuant to an investment sub-advisory agreement with the Advisor, Integrity is responsible for the day-to-day management of the Fund, including, without limitation, providing a program of continuous investment management to the Fund in accordance with the Fund’s investment objective, strategies, policies and limitations, investing and reinvesting the assets of the Fund, overseeing the placement of purchase and sale orders for the Fund and providing research services for the Fund. For its services with regard to the Fund, Integrity is entitled to receive from the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.60%.

Pursuant to a written Expense Limitation Agreement with the Fund, the Advisor agreed to waive fees or reimburse certain expenses of the Fund to the extent necessary to maintain the Fund’s total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) at 1.50%, 2.25%, 2.25%, 1.50%, 1.75%, 1.25% and 1.25% for Class A, Class B, Class C, Class K, Class R, Class R6 and Class Y Shares, respectively. For the year ended June 30, 2013, the Advisor reimbursed expenses pursuant to the Expense Limitation Agreement on behalf of the Fund

25

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements, June 30, 2013 (continued)

totaling $299,472, which are reflected as expenses reimbursed by Advisor in the accompanying Statement of Operations.

Pursuant to a separate written Agreement with the Fund (the “Repayment Agreement”), the Advisor may seek repayment from the Fund for Fund expenses it reimbursed under the Expense Limitation Agreement. At June 30, 2013, the total amount eligible for repayment to the Advisor was $784,503, of which $81,891 expires in 2014, $403,140 expires in 2015 and $299,472 expires in 2016. The Fund may only grant such repayment provided (1) its actual total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) are below the Target Operating Expenses and (2) it receives approval from the Board of Trustees. The Repayment Agreement is subject to annual review by the Board of Trustees.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee
First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2013, the Advisor earned $463,144 before payment of sub-administration fees and $312,635 after payment of sub-administration fees for its administrative services to the Fund. During the period, the Fund paid an annual effective rate of 0.1301% for administrative services.

During the year ended June 30, 2013, each Trustee was paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee of MST, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also received an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which

26

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements, June 30, 2013 (continued)

include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2013, no officer, director or employee of the Advisor, Integrity, or any of their affiliates received any compensation from MST.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) that applies to the Fund’s Class A, Class B, Class C, Class K and Class R Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates payable under the Plan for each class, as a percentage of average daily net assets, were as follows:

Class A Shares 12b-1 Fees	Class B Shares 12b-1 Fees	Class C Shares 12b-1 Fees	Class R Shares 12b-1 Fees	Class K Shares Service Fees
0.25%	1.00%	1.00%	1.00%	0.25%

For Class R Shares, the 12b-1 fees have been limited to 0.50% pursuant to the Fund’s contract with its distributor.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $240,408,922 and $198,924,989, respectively, for the year ended June 30, 2013.

At June 30, 2013, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $104,530,372, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $3,734,547 and net appreciation for tax purposes was $100,795,825. At June 30, 2013, aggregate cost for tax purposes was $352,139,950.

27

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements, June 30, 2013 (continued)

6.	Revolving Line of Credit

Effective December 5, 2012, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes a quarterly commitment fee on the daily amount of the unused commitment, allocated among the participating Munder Funds on the basis of relative net assets. Prior to December 5, 2012, the quarterly commitment fee was equal to 0.125% per annum. Effective December 5, 2012, the quarterly commitment fee is equal to 0.11% per annum. During the year ended June 30, 2013, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2013, total commitment fees for the Fund were $3,215.

7.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2013, no permanent differences were reclassified at year end.

The tax character of dividends paid to shareholders during the years ended June 30, 2013 and June 30, 2012 was as follows:

	Ordinary Income	Total
June 30, 2013	$264,911	$264,911
June 30, 2012	—	—

28

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements, June 30, 2013 (continued)

At June 30, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Capital Loss Carryover	Unrealized Appreciation	Total
$1,232,038	$(90,664,638)	$100,795,825	$11,363,225

The differences between book and tax distributable earnings were primarily due to wash sales and deferred trustees’ fees.

Under the Regulated Investment Company Modernization Act of 2010, capital losses realized after June 30, 2011 may be carried forward indefinitely and will retain their tax character as either short-term or long-term. Capital losses realized prior to July 1, 2011 will continue to be subject to their original expiration dates and will continue to be treated as short-term losses. Capital losses that can be carried forward indefinitely must be utilized fully before using capital losses that expire.

As determined at June 30, 2013, the Fund had available for federal income tax purposes $90,664,638 of unused short-term capital losses, which expire in 2018.

During the year ended June 30, 2013, $23,659,286 in carried-forward capital losses were utilized by the Fund, including $12,376,265 which were acquired in the reorganization with the Veracity Small Cap Value Fund that occurred on May 13, 2011 and were used against realized built-in gains from the Veracity Small Cap Value Fund.

29

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Veracity Small-Cap Value Fund and Board of Trustees of Munder Series Trust:

We have audited the accompanying statement of assets and liabilities of Munder Veracity Small-Cap Value Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”), including the portfolio of investments, as of June 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods ended prior to March 1, 2011 were audited by another independent registered public accounting firm whose report dated April 28, 2011, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Veracity Small-Cap Value Fund of Munder Series Trust at June 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 23, 2013

30

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements, June 30, 2013 (Unaudited) (continued)

9.	Tax Information (Unaudited)

Of the distributions paid by the Fund, 100% will qualify for the dividend deduction available to corporate shareholders.

For the fiscal year ended June 30, 2013, the Fund designates approximately $6,197,400 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

10.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

11.	Proxy Voting Policies and Procedures (Unaudited)

A description of the proxy voting policies and procedures of the Advisor and Integrity, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

12.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ended June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

13.	Approval of Investment Advisory Agreement and Sub-Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). The Advisor has retained Integrity Asset

31

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements, June 30, 2013 (Unaudited) (continued)

Management, LLC (“Integrity”), a wholly owned subsidiary of the Advisor, to serve as sub-advisor to the Fund pursuant to the terms of an Investment Sub-Advisory Agreement dated March 1, 2011, as amended (“Sub-Advisory Agreement”). At an in-person meeting held on May 13-14, 2013, the Board of Trustees unanimously voted to approve the continuation of each of the Advisory Agreement and the Sub-Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2013.

In determining whether to approve the continuation of the Advisory Agreement and the Sub-Advisory Agreement, the Board requested, and received from the Advisor and Integrity, information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. The Board and counsel to the “Non-Interested Trustees” had an opportunity to review such information in advance of the meeting. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.)

Both in Board meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and the Sub-Advisory Agreement and in other Board meetings held during the course of the fiscal year (including, in particular, the February 2013 Board meeting), the Board received materials relating to the services provided to the Munder Funds by the Advisor and Integrity and other relevant factors. In evaluating the Advisory Agreement and the Sub-Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement and the Sub-Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the fiscal year, regarding the Advisor, Integrity, each of their services, and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether each of the Advisory Agreement and the Sub-Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” were separately advised by their independent legal counsel, with respect to the specific information requested for their consideration as well as with their deliberations regarding the continuation of the Advisory Agreement and the Sub-Advisory Agreement. The discussion below is not intended to be all-inclusive or intended to touch on every fact or issue that the Board took into consideration regarding the renewals of the Advisory Agreement and the Sub-Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information as part of its robust evaluation process. The determinations to

32

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements, June 30, 2013 (Unaudited) (continued)

approve the continuance of each of the Advisory Agreement and the Sub-Advisory Agreement were made on the basis of each Trustee’s business judgment after consideration of all the information requested and provided to the Board. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by each of the Advisor and Integrity to the Fund under the Agreements: With respect to this factor, the Board considered:

•

the general experience, business, operations and financial condition of each of the Advisor and Integrity. In connection with these considerations, the Board was presented with detailed information concerning the ownership and organizational structures of the Advisor and Integrity, recent changes within the organizations (including key personnel changes) and the financial conditions of the Advisor and Integrity;

•

the qualifications of management of each of the Advisor and Integrity and of persons providing portfolio management services to the Fund. In connection with these considerations, the Board was presented with detailed information concerning key portfolio management positions at the Advisor and Integrity, personnel changes and changes in employee responsibilities within the Advisor and Integrity in 2012 and 2013, the organizational structure and depth of Integrity’s portfolio management team, and the structure of Integrity’s compensation of key investment personnel;

•	the services provided by the Advisor and Integrity to the Fund during the previous year and the services anticipated to be provided to the Fund in the upcoming year;

•	how responsibilities are shared and coordinated between the Advisor and Integrity with respect to the Fund and the processes used by the Advisor to oversee Integrity’s activities;

•

the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through contractual waivers of a portion of the investment advisory fees, the addition of contractual fee breakpoints or a contractual reduction of its advisory fees), although no such adjustments were made to the Fund’s investment advisory fees during the current period;

33

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements, June 30, 2013 (Unaudited) (continued)

•	the Advisor’s performance generally with respect to all of the Munder Funds and Integrity’s performance more specifically with respect to the Fund, as further described below;

•	the Advisor’s marketing efforts with respect to the Munder Funds in recent years and on an ongoing basis;

•

the actions the Advisor had taken, or recommendations the Advisor made that resulted in the Munder Funds taking actions, that benefited certain funds over the past year, including obtaining an order from the Securities and Exchange Commission permitting the Munder Funds to be operated in a manager of managers structure (subject to shareholder approval, as applicable);

•	the information provided by each of the Advisor and Integrity in their respective Forms ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of each of the Advisory Agreement and the Sub-Advisory Agreement.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board supported approval of the continuance of each of the Advisory Agreement and the Sub-Advisory Agreement.

(b) The investment performance of the Fund and the Advisor and Integrity: The Board considered the relative performance of the Fund against a variety of standards as of December 31, 2012, including (1) the one-, three- and five-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares compared to the performance of the Fund’s benchmark index and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-, three- and five-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the three- and five-year and the overall “star” ratings of the Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of the Fund’s Class Y Shares for the one-, three- and five-year periods as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies, among other factors; and (5) the Fund’s one-, three- and five-year total returns as compared to the performance of other funds in the same Morningstar category as the Fund.

In this regard, the Board considered that as of December 31, 2012: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, exceeded the performance of its benchmark for the three- and five-year and since inception periods but trailed the performance of its benchmark for the one-year period, and (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, exceeded the median performance of the Fund’s Lipper peer group for the three- and five-year periods but trailed the median performance of the Fund’s Lipper peer group for the one-year period. In addition, the Board considered the performance of the Fund against various performance benchmarks for periods ended March 31, 2013. The Board also considered

34

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements, June 30, 2013 (Unaudited) (continued)

information provided by the Advisor regarding its ongoing efforts to enhance investment results both with respect to the Fund and generally with respect to all of the Munder Funds.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund supported approval of the continuance of each of the Advisory Agreement and the Sub-Advisory Agreement.

(c) The costs of the services to be provided and profits expected to be realized by the Advisor and Integrity and their respective affiliates from the relationships with the Fund: The Board considered detailed information provided by the Advisor as to the costs of and profits realized by the Advisor and Integrity in 2012, and projections by the Advisor as to the expected costs of and profits expected to be realized by the Advisor and Integrity over the 12 months ending on December 31, 2013, with respect to all services provided by the Advisor and Integrity to the Fund, based on certain assumptions disclosed to the Board. The Board also noted that the Advisor had agreed to continue the contractual expense limitations in place for the Fund. The Board considered the costs relating to the Advisor’s and Integrity’s services in light of the Fund’s performance. Based on these facts, the Board concluded that the profits that are expected to be realized by the Advisor under the Advisory Agreement and by Integrity under the Sub-Advisory Agreement were not unreasonable in light of the costs relating to the services that the Advisor and Integrity provide to the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years, and on an ongoing basis, to review the advisory and other fees and expenses of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (by reducing its contractual advisory fees, through the implementation of contractual breakpoints or through the implementation of contractual waivers) in an overall effort to reduce the total operating expenses of the Munder Funds. The Board also considered that the Advisor had implemented contractual advisory fee breakpoints, reductions in contractual advisory fees or contractual advisory fee waivers with respect to certain of the Munder Funds in recent years. The Board also noted the contractual breakpoint in the advisory fee schedule for the Fund. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders in the future.

In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its significant efforts in recent years to renegotiate contracts with other service providers for the Funds in order to (i) enhance and/or clarify the services to be provided to the Munder Funds and (ii) reduce the total operating expense ratios of the Munder Funds. In particular, the Board considered the Advisor’s negotiation (for the benefit of the Munder Funds) of a reduction in the transfer agency fees effective beginning in June 2011.

35

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements, June 30, 2013 (Unaudited) (continued)

Based on these facts and considerations, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). In addition, the Board received separate information generated from Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, which compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers. The Board considered information from a third-party consultant (which the Board had engaged in connection with prior evaluations of the Munder Funds’ fees) as to the methodology established for analyzing the reasonableness of advisory fees. The Board also considered information provided regarding the fees that the Advisor and Integrity charge to other investment advisory clients, including institutional separate accounts and other registered investment companies, with investment objectives and strategies substantially similar to the Fund, and noted the relative scope of the management of and the services provided to those types of accounts versus the Fund.

The Board also considered the Fund’s total operating expense ratio (on both a gross and net basis) in comparison to those of a small group of funds in the same Morningstar category as the Fund and with average assets comparable to the Fund, and the Fund’s total operating expense ratio on a gross basis (and certain components of the total operating expense ratio) in comparison to a larger group of funds in the same Morningstar category as the Fund. In light of fees charged to other funds in the Fund’s Morningstar category, the Board noted that certain contractual expense limitations and/or fee waiver arrangements were currently in place to maintain a competitive cost structure.

Based on these considerations and comparisons, the Board concluded that the current advisory fee and total expense ratio of the Fund should not preclude approval of the continuance of the Advisory Agreement or the Sub-Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor or Integrity from the relationships with the Fund: The Board considered the representations that, beyond the fees earned by the Advisor, Integrity and their affiliates for providing services to the Fund, the Advisor or Integrity may benefit from its relationship with the Fund in the sense that consultants and potential institutional separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor might obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s and Integrity’s representation that, while money managers may benefit from the use of “soft

36

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements, June 30, 2013 (Unaudited) (continued)

dollars” obtained from broker-dealers through the payment of commissions on trades in client accounts, each of the Advisor and Integrity limits soft dollar usage to research and brokerage products and services that the Advisor or Integrity, as applicable, believes are permitted under the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934. Based on these facts and considerations, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement or the Sub-Advisory Agreement.

Based upon its thorough review and evaluation of the information requested and provided and the factors and issues addressed above, among others, and following discussion and having reached certain conclusions as discussed above, the Board unanimously approved each of the Advisory Agreement and the Sub-Advisory Agreement for an additional annual period commencing on July 1, 2013.

14.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds as of June 30, 2013, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 65	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	Chairman, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 9/11); President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (12/05 to 9/11).	10	NVR, Inc. (homebuilding and mortgage banking) (since 12/11); Chesapeake Lodging Trust (real estate investment trust) (since 1/10); DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 66	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	10	None

37

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements, June 30, 2013 (Unaudited) (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 75	Trustee	Indefinite; since 11/89	Retired (since 7/09); Vice President, Macomb Community College (7/01-6/09); Dean, Macomb Community College (9/97-6/09).	10	None

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 64	Trustee	Indefinite; since 2/03	President, Business Roundtable (association of business chief executive officers) (since 1/11); President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (10/04-1/11).	10	K12, Inc. (provider of online education) (since 11/12); Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Delta Airlines (10/08 to 7/12); Northwest Airlines (4/03 to 10/08).

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 54	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05).	10	Masco Corporation (manufacturer of home improvement and building products) (since 12/06); Taubman Centers, Inc. (real estate investment trust) (since 1/97).
Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 74	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	10	CMS Energy Corporation (utility company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.
(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.
(3)	Mr. Monahan is an “interested person” as defined under the 1940 Act. Mr. Monahan beneficially owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., a sub-advisor to a separate series of MST. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

38

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements, June 30, 2013 (Unaudited) (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Officers

James V. FitzGerald 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 53	President and Principal Executive Officer	through 2/14; since 1/10	President and Chief Operating Officer of Munder Capital Management (investment advisor) (since 1/10); Director, Munder Capital Holdings, LLC (investment advisor holding company) (since 1/10); President and Chief Operating Officer of Integrity Asset Management, LLC (investment advisor) (since 6/12); President and Chief Operating Officer of Pierce Street Advisors, LLC (investment advisor) (since 1/10); President of Munder Capital Management (6/09 to 1/10); Managing Director, Distribution and Chief Marketing Officer of Munder Capital Management (6/07 to 6/09).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 55	Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer	through 2/14; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Integrity Asset Management, LLC (investment advisor) (since 6/12); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF Offshore Fund Ltd. (since 5/09).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 47	Vice President and Principal Financial Officer	through 2/14; since 2/01	Managing Director and Chief Financial Officer of Munder Capital Management (investment advisor) (since 9/08); Managing Director, Chief Financial Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 9/08); Managing Director and Chief Financial Officer of Integrity Asset Management, LLC (investment advisor) (since 6/12); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Management (6/07 to 9/08); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (12/06 to 9/08).

David W. Rumph 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 41	Treasurer and Principal Accounting Officer	through 2/14; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08).

39

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements, June 30, 2013 (Unaudited) (continued)

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years

Bradford E. Smith 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 41	Assistant Treasurer	through 2/14; since 5/00	Director of Operations of Munder Capital Management (investment advisor) (since 5/10); Director of Mutual Fund Operations of Munder Capital Management (investment advisor) (3/01 to 5/10).

Kevin R. Kuhl 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 37	Assistant Treasurer	through 2/14; since 8/04	Director, Accounting of Munder Capital Management (investment advisor) (since 7/08); Manager of Mutual Fund Administration of Munder Capital Management (1/08 to 07/08).

Mary Ann C. Shumaker 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 58	Assistant Secretary	through 2/14; since 8/99	Associate General Counsel and Assistant Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Assistant Secretary of Munder Capital Management (investment advisor) (since 2/05); Associate General Counsel of Munder Capital Management (since 3/98); Associate General Counsel and Assistant Secretary of Integrity Asset Management, LLC (investment advisor) (since 6/12);.

Amy D. Eisenbeis 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 48	Assistant Secretary	through 2/14; since 2/05	Associate General Counsel of Munder Capital Management (investment advisor) (since 10/04).

Francine S. Hayes One Lincoln Street Boston, MA 02111 Age 45	Assistant Secretary	through 2/14; since 5/10	Vice President and Managing Counsel of State Street Bank and Trust Company (since 2004).

(1)	The officers are elected annually by the Board.
(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

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BOARD OF TRUSTEES

Thomas D. Eckert, Chairman

John Rakolta, Jr., Vice Chairman

Joseph E. Champagne

John Engler

Michael T. Monahan

Lisa A. Payne

OFFICERS

James V. FitzGerald, President and Principal Executive Officer

Peter K. Hoglund, Vice President and Principal Financial Officer

Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer

David W. Rumph, Treasurer and Principal Accounting Officer

Amy D. Eisenbeis, Assistant Secretary

Francine S. Hayes, Assistant Secretary

Mary Ann C. Shumaker, Assistant Secretary

Kevin R. Kuhl, Assistant Treasurer

Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management

Munder Capital Center

480 Pierce Street

Birmingham, MI 48009

SUB-ADVISOR

Integrity Asset Management, LLC

18500 Lake Road, Suite 300

Rocky River, OH 44116

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC

Three Canel Plaza, Suite 100

Portland, ME 04101

LEGAL COUNSEL

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

ANNSCV613

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”). During the period covered by this report, no substantive amendments were made to the Code of Ethics. During the period covered by this report, the registrant did not grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

The Code of Ethics is attached hereto as Exhibit 12(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Each of John Rakolta, Jr. and Lisa A. Payne is an “audit committee financial expert” and each is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

As of June 30, 2013, the registrant had 10 series, as follows: Munder Bond Fund; Munder Growth Opportunities Fund; Munder Index 500 Fund; Munder Integrity Mid-Cap Value Fund; Munder Integrity Small/Mid-Cap Value Fund; Munder International Fund – Core Equity; Munder International Small-Cap Fund; Munder Micro-Cap Equity Fund; Munder Mid-Cap Core Growth Fund and Munder Veracity Small-Cap Value Fund.

(a)	Audit Fees

The aggregate fees billed to the registrant for professional services rendered by Ernst & Young LLP (“E&Y”) for the audit of the registrant’s annual financial statements or services normally provided in connection with statutory and regulatory filings for the last two fiscal years ended June 30, 2013 and June 30, 2012 were $202,450 and $235,865, respectively.

(b)	Audit-Related Fees

The registrant was not billed any fees by E&Y for the last two fiscal years ended June 30, 2013 and June 30, 2012 for assurance and related services that were reasonably related to the performance of the audit of the registrant’s financial statements and not otherwise included above.

During the fiscal year ended June 30, 2013, E&Y billed the registrant’s investment adviser $3,000 for providing consent to include audited financial statement information in a proxy statement/prospectus relating to the merger of the Munder International Equity Fund with and into Munder International Fund – Core Equity, each a series of the registrant. During the fiscal year ended June 30, 2012, E&Y billed the registrant’s investment adviser $3,000 for providing consent to include audited financial statement information in a proxy statement/prospectus relating to the merger of the Munder Large-Cap Growth Fund with and into Munder Growth Opportunities Fund, each a series of the registrant, E&Y billed the registrant’s investment adviser $6,000 for providing consent to include audited financial statement information in a registration statement relating to the registration of Class R6 shares of the Munder International Small-Cap Fund, Munder Mid-Cap Core Growth Fund and Munder Veracity Small-Cap Value Fund, and E&Y billed the registrant’s investment adviser $5,000 for services related to the review of financial statements provided by a third party in connection with the merger of the Veracity Small Cap Value Fund, a series of Veracity Trust, with and into the Munder Small-Cap Value Fund, a series of the registrant. No other fees required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were billed by E&Y to the registrant’s investment adviser during the fiscal years ended June 30, 2013 and June 30, 2012.

During the fiscal years ended June 30, 2013 and June 30, 2012, no fees for assurance and related services that relate directly to the operations and financial reporting of the registrant were billed by E&Y to any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(c)	Tax Fees

The aggregate fees billed to the registrant for professional services rendered by E&Y for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the last two fiscal years ended June 30, 2013 and June 30, 2012 were $80,550 and $91,238, respectively.

During the fiscal years ended June 30, 2013 and June 30, 2012, no fees were billed by E&Y to the registrant’s investment adviser for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant.

During the fiscal years ended June 30, 2013 and June 30, 2012, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by E&Y to any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(d)	All Other Fees

During the last two fiscal years ended June 30, 2013 and June 30, 2012, in addition to billing the registrant for the services described above in Items 4(a) through 4(c), E&Y billed the registrant $42,000 and $33,350, respectively, for professional services associated with identifying any passive foreign investment companies that the registrant may hold in order to ensure their appropriate tax treatment.

During the fiscal years ended June 30, 2013 and June 30, 2012, E&Y billed the registrant’s investment adviser $160,000 and $155,300, respectively, for professional services associated with the preparation of a Statement on Standards for Attestation Engagements (“SSAE”) No. 16 report relating to the investment adviser’s controls and operations.

During the fiscal years ended June 30, 2013 and June 30, 2012, no fees for other services that relate directly to the operations and financial reporting of the registrant were billed by E&Y to any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(e)	Pre-Approval Policies and Procedures

(1) Pursuant to the registrant’s Audit Committee Charter (“Charter”), the Audit Committee is responsible for approving in advance the firm to be employed as the registrant’s independent auditor. In addition, the Charter provides that the Audit Committee is responsible for approving any and all proposals by the registrant, its investment adviser or their affiliated persons or any entity controlling, controlled by, or under common control with the adviser that provides services to the registrant to employ the independent auditor to render permissible non-audit services to such entity, provided those permissible non-audit services relate directly to the operations and financial reporting of the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor’s independence. The Charter further permits the Audit Committee to delegate to one or more of its members authority to pre-approve permissible non-audit services to the registrant, provided that any pre-approval determination of a delegate be presented to the full Audit Committee at its next meeting. Since November 12, 2002, the Audit Committee has delegated such authority to its Chairman.

(2) Zero percent (0%) of the services described in Items 4(b) through 4(d) above (including services requiring pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on E&Y’s engagement to audit the registrant’s financial statements for the fiscal year ended June 30, 2013 were attributed to work performed by persons other than E&Y’s full-time, permanent employees.

(g) E&Y did not bill the registrant for any other non-audit services for the fiscal years ended June 30, 2013 and June 30, 2012 other than as disclosed above.

The aggregate non-audit fees billed by E&Y for services rendered to the registrant’s investment adviser, other than disclosed above, for the fiscal years ended June 30, 2013 and June 30, 2012 were $210,000 and $601,500, respectively.

The aggregate non-audit fees billed by E&Y for services rendered to entities controlling, controlled by, or under common control with the registrant’s investment adviser that provide ongoing services to the registrant, other than disclosed above, for the fiscal years ended June 30, 2013 and June 30, 2012 were $10,000 and $10,000, respectively.

(h) The registrant’s Audit Committee has determined that the non-audit services E&Y has rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining E&Y’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) A Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees since the registrant last disclosed its procedures pursuant to Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.

(a) Within 90 days of the filing date of this Form N-CSR, James V. FitzGerald, the registrant’s President and Principal Executive Officer, and Peter K. Hoglund, the registrant’s Vice President and Principal Financial Officer, reviewed the registrant’s disclosure controls and procedures as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Procedures”) and evaluated their effectiveness. Based on their review, Mr. FitzGerald and Mr. Hoglund determined that the Procedures adequately ensure that information required to be disclosed by the registrant in reports on Form N-CSR filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods required by the Securities and Exchange Commission.

(b) There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) The Code of Ethics is attached hereto.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended are attached hereto.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MUNDER SERIES TRUST

By:	/s/ James V. FitzGerald
James V. FitzGerald
President and Principal Executive Officer

Date:	August 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James V. FitzGerald
James V. FitzGerald
President and Principal Executive Officer

Date:	August 27, 2013

By:	/s/ Peter K. Hoglund
Peter K. Hoglund
Vice President and Principal Financial Officer

Date:	August 27, 2013